--------------------------------------------------------------------------------

MORGAN STANLEY

         MORGAN STANLEY
         INSTITUTIONAL FUND, INC.
            SEMI-ANNUAL REPORT
             JUNE 30, 1997
[LOGO]

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter..........................          1
Performance Summary.........................          2
Managers' Reports and Statements of Net
  Assets by Portfolio:
Global and International Equity Portfolios:
  Active Country Allocation.................          4
  Asian Equity..............................         16
  Emerging Markets..........................         21
  European Equity ..........................         29
  Global Equity ............................         34
  Gold......................................         39
  International Equity .....................         42
  International Magnum .....................         49
  International Small Cap...................         55
  Japanese Equity...........................         60
  Latin American............................         64
U.S. Equity Portfolios:
  Aggressive Equity.........................         69
  Emerging Growth...........................         74
  Equity Growth.............................         79
  Small Cap Value Equity....................         84
  Technology................................         89
  U.S. Real Estate..........................         94
  Value Equity..............................         99
Balanced Portfolio..........................        103
Fixed Income Portfolios:
  Emerging Markets Debt.....................        107
  Fixed Income..............................        112
  Global Fixed Income.......................        116
  High Yield................................        120
  Municipal Bond............................        125
Money Market Portfolios:
  Money Market..............................        129
  Municipal Money Market....................        133
Statement of Operations.....................        141
Statement of Changes in Net Assets..........        145
Financial Highlights .......................        158
Notes to Financial Statements...............        183
Officers and Directors .....................        192

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
FELLOW SHAREHOLDERS:

    We are pleased to present to you the Fund's semi-annual report for the six months ended June 30, 1997. Our Fund now offers 27 portfolios, including 11 global and international equity portfolios, eight U.S. equity portfolios, a balanced portfolio, five fixed-income portfolios and two money market portfolios.

    The performance of each of the portfolios and commentaries from the portfolio managers discussing the results of each portfolio are contained in this report. The investment performance of the portfolios relative to their respective benchmarks is also presented in the performance summary on page two of this report. For the first half of 1997, approximately 70% of the Fund's portfolios met or exceeded their benchmarks and eleven of twelve of our global and international equity and bond portfolios performed at or above their benchmark returns.

    The beginning of the first quarter of 1997 saw continued strength in most equity markets, as prices were driven higher by, among other factors, a supportive interest rate environment, favorable market sentiment as well as by continued impressive mutual fund flows. By March, however, investors began to focus on the likelihood of a Federal Reserve-induced hike in short-term interest rates, and many markets sold off considerably. Global fixed-income markets had more disparate returns over the quarter, with the U.S. and high yielding European markets retreating while Japan continued to rally.

    The second quarter of 1997 provided investors with almost an ideal investment environment. Markets around the world posted impressive gains, many reaching new highs, driven by contained inflation, surging liquidity and improving corporate earnings. The supportive environment and the lack of further hikes in the Federal Funds rate allowed bond yields to fall almost 70 basis points in the U.S. during the first half of the year, and international markets rallied as well. Japan was the notable exception, as stronger than expected growth resulted in negative bond returns for the second quarter.

    On July 31, 1997, the Fund began offering shares of its newest portfolio -- the Equity Plus Portfolio -- which invests primarily in equity securities of issuers included in the S&P 500. The Portfolio seeks to achieve a total return that exceeds the S&P 500 with price volatility similar to that of the S&P 500.

    Our portfolio managers have provided their insights as to the outlook for the remainder of 1997 in their commentaries. We hope you find their reports informative. As always, we sincerely appreciate your support of the Fund.

Sincerely,

      [SIGNATURE]

Michael F. Klein
PRESIDENT

August 1997

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

                                                     NET ASSETS       NET ASSET VALUE
                              INCEPTION DATES           (000)            PER SHARE        SIX MONTH TOTAL RETURN
                             ------------------  -------------------  ----------------  ---------------------------
                                                                                                            COMPARABLE
                             CLASS A   CLASS B    CLASS A    CLASS B  CLASS A  CLASS B  CLASS A   CLASS B   INDICES
                             --------  --------  ----------  -------  -------  -------  -------   -------   -------
GLOBAL AND INTERNATIONAL
 EQUITY PORTFOLIOS:
  Active Country Allocation   1/17/92   1/02/96  $  142,237  $    29  $ 12.99  $ 12.97    13.55%    13.37%   11.21%(1)
  Asian Equity                7/01/91   1/02/96     318,844    4,884    19.16    19.15     2.30      2.19     0.19(2)
  Emerging Markets            9/25/92   1/02/96   1,808,434   14,489    18.44    18.42    25.78     25.65    17.10(3)
  European Equity             4/02/93   1/02/96     239,958    4,125    19.18    19.14    14.85     14.82    14.26(4)
  Global Equity               7/15/92   1/02/96      96,056    5,063    18.97    18.90    16.81     16.60    15.38(5)
  Gold                        2/01/94   1/02/96      24,180    1,119     6.60     6.60   -28.86    -28.75   -17.73(6)
  International Equity        8/04/89   1/02/96   2,840,689    3,008    19.59    19.54    15.58     15.42    11.21(1)
  International Magnum        3/15/96   3/15/96     140,458   30,351    12.37    12.33    16.04     15.99    11.21(1)
  International Small Cap    12/15/92        --     266,527       --    18.20       --     8.14        --    11.21(1)
  Japanese Equity             4/25/94   1/02/96     172,141    2,408     9.82     9.77    23.37     23.05     9.07(7)
  Latin American              1/18/95   1/02/96      75,766    3,374    16.31    16.28    44.08     43.94    40.50(8)
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity           3/08/95   1/02/96     133,897   14,402    16.40    16.39    13.76     13.71    20.61(10)
  Emerging Growth            11/01/89   1/02/96      58,596    1,097    13.60    13.53     0.74      0.60    11.70(9)
  Equity Growth               4/02/91   1/02/96     500,808    8,449    16.97    16.94    13.74     13.62    20.61(10)
  Small Cap Value Equity     12/17/92   1/02/96      27,149    4,067    12.60    12.59    16.23     16.17    11.25(11)
  Technology                  9/16/96   9/16/96      16,214    1,334    13.65    13.62    27.45     27.17    20.61(10)
  U.S. Real Estate            2/24/95   1/02/96     299,436   12,251    15.98    15.93    11.46     11.20     5.73(12)
  Value Equity                1/31/90   1/02/96      97,500    1,975    15.66    15.62    13.49     13.13    20.61(10)
BALANCED PORTFOLIO            2/20/90   1/02/96       5,439    1,246     8.75     8.72     8.01      7.70    11.36(13)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt       2/01/94   1/02/96     162,199    2,933     8.84     8.82    17.24     17.13    10.27(14)
  Fixed Income                5/15/91   1/02/96     133,959    2,663    10.64    10.65     3.13      3.16     3.09(15)
  Global Fixed Income         5/01/91   1/02/96      85,760      405    11.01    11.00    -1.07     -1.12    -1.09(16)
  High Yield                  9/28/92   1/02/96     111,679    5,737    11.33    11.31     7.55      7.32     5.88(17)
  Municipal Bond              1/18/95   1/02/96      53,554       --    10.31       --     2.42        --     2.63(18)
MONEY MARKET PORTFOLIOS:
  Money Market               11/15/88        --   1,275,275       --     1.00       --     2.50        --       --
  Municipal Money Market      2/10/89        --     711,656       --     1.00       --     1.52        --       --

--------------------------------------------------------------------------------

                                           YIELD INFORMATION AS OF JUNE 30, 1997
---------------------------------------------------------------------------------------------------------------------------
                                30 DAY
                            CURRENT YIELD++                                7 DAY      7 DAY         30 DAY        30 DAY
                           -----------------                              CURRENT   EFFECTIVE       CURRENT     COMPARABLE
                           CLASS A   CLASS B                              YIELD+      YIELD+        YIELD++        YIELD
                           -------   -------                              -------   ----------      -------     -----------
Fixed Income Portfolios:                       Money Market Portfolios:
  Emerging Markets Debt      8.07%     7.90%   Money Market                    5.11%         5.24%       5.11%    5.02%(19)
  Fixed Income               6.31      6.15    Municipal Money Market          3.67         3.74         3.36     3.28(20)
  Global Fixed Income        4.97      4.82
  High Yield                 8.20      7.95
  Municipal Bond             4.45        --

--------------------------------------------------------------------------------
 +The 7 day current yield and 7 day effective yield assume an annualization of the current yield at June 30, 1997 with all dividends reinvested. As with all money market portfolios, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.
++The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30-day period expressed as an annual percentage. Expenses accrued for the 30-day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indiciative of future performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL FIVE                           AVERAGE ANNUAL TOTAL
     ONE YEAR TOTAL RETURN             YEAR TOTAL RETURN                           RETURN SINCE INCEPTION
-------------------------------   ---------------------------   -------------------------------------------------------------
                    COMPARABLE                    COMPARABLE                     COMPARABLE                     COMPARABLE
CLASS A   CLASS B     INDICES       CLASS A        INDICES        CLASS A     INDICES--CLASS A     CLASS B   INDICES--CLASS B
-------   -------   -----------   ------------   ------------   -----------   ----------------     -------   ----------------
 15.17%    14.86%    12.84%(1)     11.32%         12.83%(1)      10.43%             10.51%(1)       15.39%         11.65%(1)
  0.11     -0.14      0.95(2)      14.43          12.73(2)       17.09              15.47(2)         3.44           6.01(2)
 17.28     17.07     11.31(3)         --             --          17.01              15.01(3)        24.98          16.71(3)
 25.57     25.20     29.99(4)         --             --          21.03              18.83(4)        24.47          23.78(4)
 26.51     26.05     22.27(5)         --             --          20.87              15.17(5)        26.64          19.45(5)
-35.04    -35.04    -22.07(6)         --             --          -4.26              -8.13(6)       -13.40         -16.41(6)
 24.18     23.79     12.84(1)      17.92          12.83(1)       13.23               5.15(1)        23.39          11.65(1)
 20.32     20.11     12.84(1)         --             --          19.29              14.07(1)        18.95          14.07(1)
  9.22        --     12.84(1)         --             --          16.49              14.89(1)           --             --(1)
 12.87     12.26     -8.87(7)         --             --           4.55              -1.81(7)        13.61          -4.83(7)
 59.31     59.04     45.84(8)         --             --          31.55              19.16(8)        61.74          41.20(8)

 30.71     30.50     34.70(10)        --             --          42.33              32.98(10)       36.35          29.55(10)
 -2.42     -2.65     21.69(9)       8.65          20.67(9)       11.25              16.22(9)         2.79          23.02(9)
 27.71     27.35     34.70(10)     20.92          19.78(10)      18.01              18.05(10)       29.80          29.55(10)
 30.24     30.00     20.09(11)        --             --          16.45              17.44(11)       26.54          20.48(11)
 36.50*    36.20*    32.12*(10)       --             --             --                 --              --             --
 40.01     39.54     33.87(12)        --             --          30.94              23.59(12)       33.36          27.09(12)
 25.18     24.80     34.70(10)     17.24          19.78(10)      13.97              17.86(10)       21.74          29.55(10)
 15.30     14.82     20.86(13)     11.41          13.25(13)      10.82              12.42(13)       12.18          17.62(13)
 49.05     48.77     33.04(14)        --             --          21.51              14.37(14)       44.89          32.32(14)
  8.89      8.75      8.15(15)      7.25           7.12(15)       8.19               8.15(15)        5.05           4.54(15)
  5.09      4.91      4.48(16)      6.38           7.26(16)       7.60               8.83(16)        3.28           2.17(16)
 18.40     18.15     14.66(17)        --             --          13.21              11.38(17)       14.71          12.28(17)
  6.28        --      7.03(18)        --             --           6.07               7.73(18)          --             --

    --        --        --            --             --             --                 --              --
    --        --        --            --             --             --                 --              --             --

--------------------------------------------------------------------------------
* Cumulative (unannualized) total return since inception of the Portfolio.

           INDICES:
      (1)  MSCI EAFE (Europe, Australia, and Far East)
      (2)  MSCI Combined Far East Free ex-Japan
      (3)  IFC Global Total Return Composite
      (4)  MSCI Europe
      (5)  MSCI World
      (6)  Philadelphia Gold and Silver
      (7)  MSCI Japan
      (8)  MSCI Emerging Markets Global Latin America
      (9)  NASDAQ Composite
     (10)  S&P 500
     (11)  Russell 2500

     (12)  NAREIT Equity
     (13)  Indata Balanced-Median
     (14)  J.P. Morgan Emerging Markets Bond Plus
     (15)  Lehman Aggregate Bond
     (16)  J.P. Morgan Traded Global Bond
     (17)  CS First Boston High Yield
     (18)  Lehman 7-Year Municipal Bond
     (19)  IBC Money Fund Comparable Yield
     (20)  IBC Municipal Money Market Fund Comparable Yield

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market and Municipal Money Market Portfolios are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market and Municipal Money Market Portfolios will be able to maintain a stable net asset value of $1.00 per share. Please read the Portfolios' prospectuses carefully before you invest or send money.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.0%
France                 8.2%
Germany                9.6%
Hong Kong              3.5%
Italy                  3.8%
Japan                 32.5%
Korea                  1.2%
Netherlands            3.6%
Singapore              4.0%
Spain                  3.6%
Sweden                 3.4%
Switzerland            4.3%
Thailand               1.4%
United Kingdom        16.2%
Other                  2.7%

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1)
--------------------------------------------

                                       TOTAL RETURNS(2)
                       -------------------------------------------------
                                                 AVERAGE      AVERAGE
                                               ANNUAL FIVE  ANNUAL SINCE
                          YTD       ONE YEAR      YEARS      INCEPTION
                       ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS
A....................      13.55%      15.17%       11.32%       10.43%
PORTFOLIO -- CLASS
B....................      13.37       14.86          N/A        15.39
INDEX -- CLASS A.....      11.21       12.84        12.83        10.51
INDEX -- CLASS B.....      11.21       12.84          N/A        11.65

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Active Country Allocation Portfolio invests in international equity markets, with emphasis placed upon countries, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive provides an effective way to maximize the return and minimize the risk associated with global investing.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 13.55% and 15.17%, respectively, for the Class A shares; and 13.37% and 14.86%, respectively, for the Class B shares as compared to total returns of 11.21% and 12.84%, respectively, for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return for Class A was 11.32% as compared to 12.83% for the Index. From inception on January 17, 1992 to June 30, 1997, the average annual total return of Class A was 10.43% as compared to 10.51% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 15.39% as compared to 11.65% for the Index.

The returns for the second quarter of 1997 for selected indices is shown below:

MSCI INDICES                                 USD         LOCAL
---------------------------------------  -----------  -----------
EAFE...................................      12.98%       11.68%
Europe.................................       8.94        11.12
Japan..................................      23.67        14.30
Pacific Ex-Japan.......................       6.64         8.30
Emerging Markets.......................       9.17        10.77

PERFORMANCE REVIEW:

Driven by liquidity and lower interest rates, global equity markets continued their inexorable climb during the second quarter. The Portfolio's neutral weight in Japan served us well as Japan rallied sharply between mid-April and mid-May from 17,500 to 20,500. Within Europe, underweights to the high flying, very fully valued Dutch (+13.5%) and Swiss markets (+19.0%) were offset by an overweight to Spain (+22.3%) and some tactical shifts in France and the U.K. During the quarter we reduced the U.K. slightly before the election, and increased Italy 1-2.%

In June, we removed the underweight to Japanese banks as the market rallied and investors began to differentiate between high and low quality banks.

--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
Importantly, Japanese real estate has bottomed and the possibility of further loan securitization and international partnerships is high.

In Asia, our slight underweight in Hong Kong early in the second quarter cost us a few basis points of return, although we raised our allocation in mid-June. Our zero weight in Malaysia added significantly to returns as the market fell a precipitous 11.8% for the second quarter. Singapore, where we were overweight, disappointed with flat returns. New Zealand, an underperformer in the first quarter, rallied 13.5% on the back of interest rate reductions, while Australia trailed at a respectable +8.8%. We have no allocation to New Zealand due to heavy exposure to NZ Telecom and pulp and paper, and we are benchmark neutral in Australia. In early July we sold our small positions in Thailand and Korea which had rallied 35% and 24% respectively, and took the opportunity to exit these markets while both were cheap. Slow export growth and indications that economic structural issues will take some time to be worked out diluted our earlier enthusiasm for these markets.

During the second quarter, currency hedging added to returns. We reduced the yen hedge to zero at $/Y127, reinstated it at $/Y113 for a time and then reduced it back to zero at $/Y113 by quarter-end. Unlike the yen, continental European currencies continued their decline against the dollar throughout the quarter, falling by about 5%. In June, we removed the deutsche mark and Swiss franc hedges entirely and reduced currency hedges against the French franc, Dutch guilder, and Spanish peseta to 25%. European currencies should continue to weaken, but the deutsche mark and the Swiss franc are subject to periodic EMU related strength. Other European currencies have weakened substantially and are beginning to gain support from economic recoveries. We believe the yen is stuck in a trading range: bound by its trade surplus on one side and low interest rates and weak economic fundamentals on the other.

INVESTMENT OUTLOOK:

Overall, the markets performed exceptionally in the first half, and we are increasingly uneasy about valuation levels and the rate of change. With few exceptions, European markets appear to be experiencing a demand-driven blow-off. Current valuations leave no room for short-term setbacks -- such as earnings disappointments or further intransigence on structural pension and tax reform in Germany, Italy, Spain and France. Since quarter end, we have selectively been raising cash to between 7% and 10%. Most of the monies have been shaved off of European weights (the Netherlands, France, and the U.K.), and we have pulled back on select Asian markets (such as Hong Kong and Singapore) which are highly correlated to the U.S. We added a few percentage points to Italy, a market which has underperformed, is undervalued, and should benefit from lower short-term interest rates. The U.K. underweight is due to the impact of sterling strength on profits, continued 1997 earnings downgrades and the belief that short rates need to rise further.

Target portfolio weights are now slightly underweight Europe (53% vs. 57%), Asia (8% vs. 10%), and Japan (31% vs. 33%), with 8% cash.

JAPAN

While it appears that the Japanese economy has withstood the effects of the April 1 consumption tax hike, it has done so with the aid of the lagged effect of a weak yen, loose monetary policy, and increased foreign demand. The June Tankan survey showed that small and medium sized companies -- which employ 75% of Japanese workers -- are still depressed. Japanese domestic demand needs to improve in order for the market to broaden beyond the current focus on a few, over-owned, high-growth exporters. Signs of personal income growth and improved investment spending are positive. Continued government fiscal consolidation will not be helpful, but a less splintered LDP may adopt bolder structural reforms.

EUROPE

In Europe, markets have been focused on economic growth and the likelihood that neither France nor Germany will achieve the 3% deficit-to-GDP ratio for Economic and Monetary Union (EMU). The much awaited budget of the new Socialist-led French government alleviated many fears, as corporate taxes were raised in an attempt to keep the country on course to join EMU. While German political squabbling about strict adherence to the 3% level continues, we agree with the consensus that EMU will go forward, but with a larger number of countries and a weaker Euro. EMU, though not without its risks, should be very positive for Europe. Productive capital allowed to flow freely across borders without currency risk will increase competition for investment and jobs, lower taxes on capital and improve wage and labor

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
flexibility. We have already seen evidence of corporate consolidation and government de-regulation in preparation, and we believe the trend will continue.

ASIA

Asian news has been dominated by the devaluation of the Thai baht and its contagion to the Philippines, Indonesia, Malaysia, Singapore and most recently Hong Kong. While parallels to Mexico in 1994 are inevitable, we do not think they are valid. Compared to Latin America, Asian average growth rates are much faster (4.5% versus 7.0%) and levels of indebtedness much lower (99% versus 203%). Property price levels and current account deficits need to come down, but deep recessions will not be necessary to maintain stability. Though disruptive, softening the Asian currency peg to the U.S. Dollar is a long-term policy positive and an indication of financial market maturity. We have gone to an underweight in the region because of reduced investor flows, the competitive squeeze on profits, and the high Asian correlation with the U.S. market in market pullbacks. However, many Asian markets, like Malaysia and Singapore are back at 1990 valuation levels. At a later date, underowned, more competitive, and ignored -- they should be poised to outperform.

Barton M. Biggs
PORTFOLIO MANAGER

Madhav Dhar
PORTFOLIO MANAGER

Francine J. Bovich
PORTFOLIO MANAGER

Ann D. Thivierge
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.7%)
  AUSTRALIA (1.8%)
    10,800  Amcor Ltd.........................................  $       72
     5,800  Australian Gas Light Co., Ltd.....................          34
    15,900  Australian National Industries Ltd................          19
    20,250  Boral Ltd.........................................          64
     3,900  Brambles Industries Ltd...........................          77
    30,987  Broken Hill Proprietary Co., Ltd..................         456
     8,997  Burns, Philip & Co., Ltd..........................          17
     8,276  Coca Cola Amatil Ltd..............................         107
    17,714  Coles Myer Ltd....................................          92
  (a)9,183  Crown Ltd.........................................          15
    18,200  CSR Ltd...........................................          71
    31,000  Fosters Brewing Corp..............................          58
    10,100  Gio Australia Holdings Ltd........................          31
    20,082  Goodman Fielder Ltd...............................          30
     5,500  ICI Australia Ltd.................................          54
     4,100  Leighton Holdings Ltd.............................          20
     4,400  Lend Lease Corp., Ltd.............................          93
    27,261  MIM Holdings Ltd..................................          40
    22,440  National Australia Bank Ltd.......................         322
     4,837  Newcrest Mining Ltd...............................          13
    30,846  News Corp., Ltd...................................         148
    25,891  Normandy Mining Ltd...............................          29
    12,765  North Ltd.........................................          49
    14,700  Pacific Dunlop Ltd................................          44
    15,600  Pioneer International Ltd.........................          60
     3,700  Plutonic Resources Ltd............................          12
     3,149  Renison Goldfields Consolidated Ltd...............          12
     5,300  Rio Tinto, Ltd....................................          90
     9,925  Santos Ltd........................................          42
     3,300  Smith (Howard) Ltd................................          31
     2,000  Sons of Gwalia Ltd................................           7
    10,267  Southcorp Holdings Ltd............................          38
     5,400  TABCORP Holdings Ltd..............................          29
     1,067  Westfield Trust (New).............................           2
    28,000  Westpac Banking Corp..............................         169
    16,166  WMC Ltd...........................................         102
                                                                ----------
                                                                     2,549
                                                                ----------
  FRANCE (8.1%)
     1,108  Accor S.A.........................................         166
     4,039  Alcatel Alsthom...................................         506
     9,417  AXA S.A. .........................................         586
     5,723  Banque Nationale de Paris.........................         236
       925  BIC Corp. ........................................         151
       713  Bouygues..........................................          59
    (a)889  Canal Plus........................................         173
     1,075  Carrefour S.A. ...................................         781
     2,450  Casino Guichard-Perrachon.........................         121
       801  Cie Bancaire S.A..................................         102
     2,289  Cie de Saint Gobain...............................         334
    84,260  Cie de Suez, S.A..................................         207
     3,611  Cie Financiere de Paribas S.A., Class A...........         250


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     3,133  Cie Generale des Eaux.............................  $      402
     7,100  Elf Aquitaine S.A. ...............................         766
       825  Eridania Beghin-Say S.A. .........................         124
       300  Essilor International.............................          81
     2,133  Groupe Danone.....................................         352
     2,021  Havas S.A.........................................         146
     2,010  L'air Liquide.....................................         319
     1,430  L'air Liquide RFD.................................         227
     2,592  Lafarge S.A.......................................         161
     3,000  Lagardere S.C.A. .................................          87
       855  Legrand...........................................         151
  (a)1,835  L'OREAL...........................................         773
     2,400  LVMH Moet Hennessy Louis Vuitton..................         645
     1,739  Lyonnaise des Eaux................................         175
     3,364  Michelin Compagnie Generale des Establissements,
              Class B.........................................         202
     1,850  Pernod Ricard.....................................          95
       605  Pinault-Printemps S.A. ...........................         291
       520  Promodes..........................................         203
     1,450  PSA Peugeot Citroen S.A. .........................         140
     9,342  Rhone-Poulenc S.A., Class A.......................         382
       130  Sagem.............................................          66
     2,976  Sanofi S.A........................................         292
     3,641  Schneider S.A.....................................         194
     (a)58  Simco S.A. (New)..................................           5
       675  Simco S.A. (RFD)..................................          54
       100  Societe Eurafrance S.A............................          41
     2,731  Societe Generale..................................         305
       200  Sodexho S.A.......................................         102
     3,296  Thomson CSF.......................................          85
     6,654  Total S.A., Class B...............................         673
     6,900  Usinor Sacilor....................................         124
     1,800  Valeo S.A.........................................         112
     1,740  Worms et Compagnie................................         103
                                                                ----------
                                                                    11,550
                                                                ----------
  GERMANY (9.3%)
     1,200  Adidas AG.........................................         134
    (a)850  AGIV AG...........................................          19
     5,650  Allianz AG........................................       1,207
       100  AMB Aachener & Muenchener Beteiligungs AG.........          91
    14,800  BASF AG...........................................         546
    18,100  Bayer AG..........................................         698
     6,850  Bayerische Hypotheken Bank AG.....................         207
     6,500  Bayerische Vereinsbank AG.........................         266
     1,450  Bilfinger & Berger Bau AG.........................          61
    (a)200  Brau Und Brunnen AG...............................          16
       700  CKAG Colonia Konzern AG...........................          66
     2,000  Continential AG...................................          50
    13,350  Daimler-Benz AG...................................       1,087
     2,450  Degussa AG........................................         130
    12,550  Deutsche Bank AG..................................         737
    55,156  Deutsche Telekom AG...............................       1,356

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  GERMANY (CONT.)

    11,300  Dresdner Bank AG..................................  $      396
     1,350  Heidelberger Zement AG............................         131
     2,600  Hochtief AG.......................................         116
       300  Karstadt AG.......................................         108
  (a)1,250  Kloeckner-Humboldt-Deutz AG.......................          12
       250  Linde AG..........................................         194
     9,000  Lufthansa AG......................................         173
       350  MAN AG............................................         109
       950  Mannesmann AG.....................................         425
     4,250  Merck KGaA........................................         185
  (a)2,615  Metro AG..........................................         285
       209  Muenchener Rueck AG (Registered)..................         592
       450  Preussag AG.......................................         132
     8,800  RWE AG............................................         379
     1,600  SAP AG............................................         321
     1,700  Schering AG.......................................         182
    14,300  Siemens AG........................................         857
    (a)100  STRABAG AG........................................           9
       900  Thyssen AG........................................         217
    12,900  VEBA AG...........................................         729
       650  Viag AG...........................................         297
    (a)256  Viag AG (RFD).....................................         116
       750  Volkswagen AG.....................................         569
                                                                ----------
                                                                    13,205
                                                                ----------
  HONG KONG (3.5%)
    29,500  Bank of East Asia Ltd.............................         123
    78,000  Cathay Pacific Airways Ltd........................         162
    48,000  Cheung Kong Holdings Ltd..........................         474
    52,500  China Light & Power Co., Ltd......................         297
    35,985  Chinese Estates Holdings..........................          34
    15,800  Giordano Holdings Ltd.............................          11
    29,000  Hang Lung Development Co..........................          53
    40,600  Hang Seng Bank Ltd................................         579
     4,400  Hong Kong Aircraft Engineering Co., Ltd...........          16
    79,008  Hong Kong & China Gas Co., Ltd....................         158
    30,082  Hong Kong & Shanghai Hotel Ltd....................          48
   242,668  Hong Kong Telecommunications Ltd..................         579
    91,198  Hopewell Holdings Ltd.............................          58
    81,000  Hutchison Whampoa Ltd.............................         700
    21,000  Hysan Development Co., Ltd........................          62
     9,000  Johnson Electric Holdings Ltd.....................          27
    39,465  New World Development Co., Ltd....................         235
    33,000  Oriental Press Group Ltd..........................          14
    12,800  Peregrine Investment Holdings Ltd.................          26
    37,240  Shangri-La Asia Ltd...............................          45
    35,398  Shun Tak Holdings Ltd.............................          22
    60,000  Sino Land Co......................................          65
    38,000  South China Morning Post Holdings Ltd.............          37
    50,000  Sun Hung Kai Properties Ltd.......................         602
    33,500  Swire Pacific Ltd., Class A.......................         302
    10,000  Television Broadcasts Ltd.........................          45

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

    48,000  Wharf Holdings Ltd................................  $      208
     5,652  Wing Lung Bank Ltd................................          36
                                                                ----------
                                                                     5,018
                                                                ----------
  ITALY (3.8%)
    26,512  Assicurazioni Generali S.p.A......................         482
    41,700  Banca Commerciale Italiana........................          86
    16,300  Banco Ambrosiano Veneto S.p.A.....................          47
     5,844  Benetton Group S.p.A..............................          93
     4,500  Cartiere Burgo....................................          25
    71,000  Credito Italiano..................................         130
    19,000  Edison S.p.A......................................          95
   229,000  ENI S.p.A.........................................       1,297
     4,800  Falck Acciaierie & Ferriere Lombarde..............          18
    96,500  Fiat S.p.A........................................         347
    21,800  Fiat S.p.A. Di Risp (NCS).........................          41
  (a)6,500  Impregilo S.p.A...................................           4
    25,000  Istituto Bancario San Paolo.......................         182
    18,200  Istituto Mobiliare Italiano S.p.A.................         164
   121,900  Istituto Nazionale delle Assicurazioni............         186
  (a)4,800  Italcementi.......................................          12
  (a)6,850  Italcementi Di Risp...............................          43
    19,800  Italgas...........................................          64
    13,900  Magneti Marelli S.p.A.............................          24
    34,500  Mediaset S.p.A....................................         147
    14,500  Mediobanca S.p.A..................................          88
 (a)85,574  Montedison S.p.A..................................          57
 (a)26,900  Montedison S.p.A. Di Risp (NCS)...................          17
(a)103,250  Olivetti S.p.A....................................          29
    46,920  Parmalat Finanziaria S.p.A........................          66
    48,000  Pirelli S.p.A.....................................         119
     8,515  R.A.S. S.p.A......................................          67
     7,000  Rinascente S.p.A..................................          39
     3,900  SAI...............................................          30
     4,900  Sasib S.p.A.......................................          17
     9,000  Sirti S.p.A.......................................          52
    18,000  Snia BPD S.p.A....................................          16
   185,500  Telecom Italia S.p.A..............................         556
    45,500  Telecom Italia S.p.A. Di Risp (NCS)...............          90
   188,900  Telecom Italia Mobile S.p.A.......................         611
    45,000  Telecom Italia Mobile S.p.A. (RNC)................          81
                                                                ----------
                                                                     5,422
                                                                ----------
  JAPAN (32.5%)
     2,390  Advantest Corp....................................         184
    31,000  Ajinomoto Co......................................         333
 (a)18,000  Aoki Corp.........................................          21
     2,400  Aoyama Trading Co.................................          77
    59,000  Asahi Bank Ltd....................................         502
    18,000  Asahi Breweries Ltd...............................         269
    55,000  Asahi Chemical Industry Co., Ltd..................         329
    52,000  Asahi Glass Co., Ltd..............................         517
    18,000  Bridgestone Co....................................         418
    22,000  Canon, Inc........................................         599

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)

    11,000  Casio Computer Co.................................  $       96
    29,000  Chiba Bank........................................         173
    18,000  Chugai Pharmaceuticals Co.........................         162
    21,000  Dai Nippon Printing Co., Ltd......................         475
    19,000  Daiei, Inc........................................         122
    18,000  Daikin Industries Ltd.............................         163
    18,000  Daiwa House Industry..............................         220
    36,000  Daiwa Securities Co., Ltd.........................         284
    22,000  Denso Corp........................................         526
       107  East Japan Railway Co.............................         549
    12,000  Ebara Corp........................................         180
     7,700  Fanuc.............................................         296
    63,000  Fuji Bank.........................................         946
    11,000  Fuji Photo Film Ltd...............................         443
    47,000  Fujitsu Ltd.......................................         652
    14,000  Furukawa Electric Co..............................          89
    25,000  Hankyu Corp.......................................         138
    18,000  Hazama Corp.......................................          37
    91,000  Hitachi Ltd.......................................       1,017
    24,000  Honda Motor Co....................................         723
    57,000  Industrial Bank of Japan..........................         886
 (a)11,000  Ito-Yokado Co., Ltd...............................         638
    56,000  Japan Airlines Co.................................         255
    46,000  Japan Energy Corp.................................         120
    20,000  Joyo Bank.........................................         110
     9,000  Jusco Co., Ltd....................................         304
    36,000  Kajima Corp.......................................         211
    24,200  Kansai Electric Power Co..........................         467
    33,000  Kao Corp..........................................         458
    29,000  Kawasaki Steel Corp...............................          94
    44,000  Kinki Nippon Railway..............................         269
    36,000  Kirin Brewery Co., Ltd............................         374
    36,000  Komatsu Ltd.......................................         292
    55,000  Kubota Corp.......................................         269
    36,000  Kumagai Gumi Co...................................          60
     5,400  Kyocera Corp......................................         429
    18,000  Kyowa Hakko Kogyo.................................         135
    55,000  Marubeni Corp.....................................         250
     4,000  Marui Co., Ltd....................................          74
    55,000  Matsushita Electric Industries Ltd................       1,109
    55,000  Mitsubishi Chemical Corp..........................         180
    50,000  Mitsubishi Corp...................................         624
    64,000  Mitsubishi Electric Corp..........................         358
    39,000  Mitsubishi Estate Co., Ltd........................         565
    99,000  Mitsubishi Heavy Industries Ltd...................         760
    37,000  Mitsubishi Materials Corp.........................         148
    33,000  Mitsubishi Trust & Banking Co.....................         521
    55,000  Mitsui & Co.......................................         528
    36,000  Mitsui Engineering & Shipbuilding.................          79
    29,000  Mitsui Fudosan Co.................................         400
    27,000  Mitsui Trust & Banking Co., Ltd...................         204
    20,000  Mitsukoshi Ltd....................................         142
     6,000  Murata Manufacturing Co., Ltd.....................         239

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

    12,000  Mycal Corp........................................  $      173
    31,000  NEC Corp..........................................         433
    18,000  NGK Insulators....................................         198
    14,000  Nippon Express Co., Ltd...........................         112
    18,000  Nippon Fire & Marine Insurance Co.................          97
    18,000  Nippon Light Metal Co.............................          65
    18,000  Nippon Meat Packers, Inc..........................         232
    52,000  Nippon Oil Co.....................................         285
   201,000  Nippon Steel Co...................................         642
       272  Nippon Telegraph & Telephone Corp.................       2,612
    55,000  Nippon Yusen Kabushiki Kaisha.....................         214
    69,000  Nissan Motor Co...................................         535
   106,000  NKK Corp..........................................         228
    47,000  Nomura Securities Co., Ltd........................         648
    21,000  Odakyu Electric Railway Corp......................         125
    36,000  Oji Paper Co., Ltd. (New).........................         223
    80,000  Osaka Gas Co......................................         230
    18,000  Penta-Ocean Construction..........................          58
     6,000  Pioneer Electric Corp.............................         146
     2,000  Rohm Co...........................................         206
    71,000  Sakura Bank.......................................         544
    14,000  Sankyo Co., Ltd...................................         470
    55,000  Sanyo Electric Co., Ltd...........................         247
     4,000  Secom Co., Ltd....................................         294
     3,600  Sega Enterprises..................................         119
    18,000  Sekisui House Co., Ltd............................         182
    36,000  Sharp Corp........................................         496
     5,000  Shimano, Inc......................................         105
    26,000  Shimizu Corp......................................         156
     8,000  Shin-Etsu Chemical Co.............................         212
     8,000  Shiseido Co., Ltd.................................         132
    25,000  Shizuoka Bank.....................................         286
 (a)36,000  Showa Denko.......................................          94
     8,400  Sony Corp.........................................         732
    72,000  Sumitomo Bank.....................................       1,181
    73,000  Sumitomo Chemical Co..............................         331
    36,000  Sumitomo Corp.....................................         342
    24,000  Sumitomo Electric.................................         402
     7,000  Sumitomo Forestry Co., Ltd........................          77
    17,000  Sumitomo Metal & Mining Co........................         120
    65,000  Sumitomo Metal Industries.........................         185
    18,000  Sumitomo Osaka Cement Co., Ltd....................          57
    36,000  Taisei Corp., Ltd.................................         167
    11,000  Taisho Pharmaceutical Co..........................         297
    22,000  Takeda Chemical...................................         618
    36,000  Teijin Ltd........................................         170
   106,000  The Bank of Tokyo-Mitsubushi......................       2,128
    25,000  Tobu Railway Co...................................         115
    13,000  Tohoku Electric Power.............................         231
    55,000  Tokai Bank........................................         566
    55,000  Tokio Marine & Fire Insurance Co..................         720
    33,700  Tokyo Electric Power Co...........................         709
     2,000  Tokyo Electron Ltd................................          96
    73,000  Tokyo Gas Co......................................         203

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  JAPAN (CONT.)

    31,000  Tokyu Corp........................................  $      192
    25,000  Toppan Printing Co., Ltd..........................         393
    55,000  Toray Industries, Inc.............................         392
    18,000  Toto Ltd..........................................         222
    36,000  Toyoba Co.........................................          95
    79,000  Toyota Motor Corp.................................       2,331
    36,000  Ube Industries Ltd................................         105
    36,000  Yamaichi Securities Co............................         107
    33,000  Yasuda Trust & Banking Co.........................         126
                                                                ----------
                                                                    46,301
                                                                ----------
  KOREA (1.2%)
     3,710  Cho Hung Bank Co., Ltd. (Foreign).................          25
     3,320  Commercial Bank of Korea..........................          18
     2,570  Daewoo Corp.......................................          21
     8,050  Daewoo Heavy Industries...........................          66
     1,110  Daewoo Securities Co..............................          20
       820  Dong-Ah Construction Industrial Co................          16
     3,780  Hanil Bank........................................          21
  (a)1,134  Hyundai Engineering & Construction Co.
              (Foreign).......................................          29
    (d)910  Hyundai Motor Co.,Ltd.............................          30
 (d)11,390  Korea Electric Power..............................         340
     3,410  Korea First Bank..................................          14
    33,700  Korea Fund, Inc. (The)............................         497
     (d)84  Korea Mobile Telecommunications Corp. (Foreign)...          63
     1,760  L.G. Chemical Ltd.................................          24
  (d)2,130  Pohang Iron & Steel Co., Ltd......................         218
     1,330  Samsung Corp......................................          18
    (d)560  Samsung Display Devices Co........................          31
  (d)1,620  Samsung Electronics...............................         181
       220  Tong Yang Cement Co...............................           4
     1,677  Yukong Ltd........................................          41
                                                                ----------
                                                                     1,677
                                                                ----------
  NETHERLANDS (3.6%)
    21,304  ABN Amro Holdings N.V.............................         397
     1,250  Akzo Nobel N.V....................................         171
    11,700  Elsevier N.V......................................         196
     1,400  Getronics N.V.....................................          45
       850  Heineken N.V......................................         145
    12,908  ING Groep N.V.....................................         596
     1,556  KLM Royal Dutch Airlines N.V......................          48
     2,729  Koninklijke Ahold N.V.............................         230
     1,800  Koninklijke KNP BT N.V............................          41
     7,567  Koninklijke PTT Nederland N.V.....................         297
       450  Nedlloyd Groep N.V................................          13
       300  Oce N.V...........................................          39
     5,700  Philips Electronics N.V...........................         409
    34,800  Royal Dutch Petroleum Co..........................       1,812
       639  Stork N.V.........................................          26

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     2,600  Unilever N.V......................................  $      548
     1,085  Wolters Kluwer N.V................................         132
                                                                ----------
                                                                     5,145
                                                                ----------
  SINGAPORE (4.0%)
 (d)24,000  Amcol Holdings Ltd................................          --
    58,000  City Developments Ltd.............................         568
  (a)7,000  Creative Technology Ltd...........................         120
    17,000  Cycle & Carriage Ltd..............................         176
    68,000  DBS Land Ltd......................................         215
    35,000  Development Bank of Singapore Ltd. (Foreign)......         441
    21,000  First Capital Corp., Ltd..........................          55
    21,800  Fraser & Neave Ltd................................         155
    41,000  Hai Sun Hup Group Ltd.............................          29
    34,000  Hotel Properties Ltd..............................          58
    15,000  Inchcape Bhd......................................          54
     9,000  Jurong Shipyard Ltd...............................          39
    59,750  Keppel Corp., Ltd.................................         265
     8,000  Metro Holdings Ltd................................          26
    25,000  Natsteel Ltd......................................          64
    63,000  Neptune Orient Lines Ltd. (Foreign)...............          56
    51,560  Oversea-Chinese Banking Corp. (Foreign)...........         534
    11,000  Overseas Union Enterprise Ltd.....................          51
    24,000  Parkway Holdings Ltd..............................         107
     4,000  Robinson & Co. Ltd................................          21
    11,600  Shangri-La Hotel Ltd..............................          35
    65,000  Singapore Airlines Ltd. (Foreign).................         582
    14,800  Singapore Press Holdings (Foreign)................         298
    53,000  Singapore Technologies Industrial Corp............         136
   448,000  Singapore Telecommunications Ltd..................         827
    25,000  Straits Trading Co., Ltd..........................          55
   104,000  United Industrial Corp., Ltd......................          79
    59,000  United Overseas Bank Ltd. (Foreign)...............         607
 (a)40,000  United Overseas Land Ltd..........................          54
                                                                ----------
                                                                     5,707
                                                                ----------
  SPAIN (3.6%)
       435  Acerinox S.A......................................          82
        59  Aguas de Barcelona................................           2
     1,430  Aguas de Barcelona (New)..........................          59
     4,200  Argentaria S.A....................................         235
     6,769  Autopistas Concesionaria Espanola S.A.............          92
     7,500  Banco Bilbao Vizcaya S.A. (Registered)............         610
     5,500  Banco Central Hispano Americano S.A...............         201
    16,000  Banco Santander S.A...............................         493
       500  Corporacion Financiera Alba.......................          64
       945  Corporacion Mapfre................................          50
     1,900  Dragados y Construccion S.A.......................          40
     1,650  Ebro Agricolas S.A................................          32
       750  ENCE S.A..........................................          13
     8,600  Endesa S.A........................................         723
  (a)5,700  Ercros S.A........................................           6
       550  Fomento Construction y Contractas S.A.............          70

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  SPAIN (CONT.)

     1,250  Gas Natural SDG S.A...............................  $      273
    31,200  Iberdrola S.A.....................................         394
       700  Metro Vacesa......................................          25
       200  Portland Valderrivas S.A..........................          16
    10,100  Repsol S.A........................................         427
     1,200  Tabacalera S.A., Class A..........................          64
    31,500  Telefonica de Espana S.A..........................         911
     9,800  Union Electrica Fenosa S.A........................          89
     1,750  Uralita S.A.......................................          20
     1,467  Vallehermoso S.A..................................          40
       750  Viscofan Envolturas Celulosicas S.A...............          18
       284  Zardoya Otis S.A..................................          37
                                                                ----------
                                                                     5,086
                                                                ----------
  SWEDEN (3.4%)
    24,400  ABB AB, Class A...................................         342
     4,500  AGA AB, Class A...................................          61
     3,700  AGA AB, Class B...................................          49
    49,633  Astra AB, Class A.................................         924
     4,650  Atlas Copco AB, Class A...........................         121
     2,600  Electrolux AB, Series B...........................         188
    30,300  Ericsson LM, Class B..............................       1,193
     1,300  Esselte AB, Class A...............................          31
     6,500  Hennes & Mauritz AB, Class B......................         233
     3,000  Securitas AB, Class B.............................          84
     3,900  Skandia Forsakrings AB............................         144
    17,600  Skandinaviska Enskilda Banken, Class A ...........         190
     4,400  Skanska AB, Class B...............................         195
     2,700  S.K.F. AB, Class B................................          70
    11,050  Stora Kopparbergs Bergslags Aktiebolag, Class A...         179
     6,800  Svenska Cellulosa AB, Class B.....................         145
     7,100  Svenska Handelsbanken, Class A....................         227
    16,900  Swedish Match AB..................................          57
     4,600  Trelleborg AB, Class B............................          75
    13,650  Volvo AB, Class B.................................         365
                                                                ----------
                                                                     4,873
                                                                ----------
  SWITZERLAND (4.3%)
       145  ABB AG............................................         220
       275  Adecco S.A........................................         105
        85  Alusuisse-Lonza Holdings Ltd. (Registered) .......          88
     2,850  CS Holding AG (Registered)........................         366
        15  Georg Fischer AG (Bearer).........................          21
       100  Holderbank Financiere Glarus AG, Class B
              (Bearer)........................................          94
       595  Nestle S.A. (Registered)..........................         785
       975  Novartis AG (Registered)..........................       1,559
        25  Roche Holding AG (Bearer).........................         343
       105  Roche Holding AG (Registered).....................         950
        25  SGS Surveillance..................................          53
        80  SMH AG (Bearer)...................................          46

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
        60  Sulzer AG (Registered)............................  $       51
  (a)1,150  Swiss Bank Corp. (Registered).....................         308
       215  Swiss Reinsurance (Registered)....................         304
     (a)50  SwissAir (Registered).............................          56
       320  Union Bank of Switzerland (Bearer)................         366
       350  Union Bank of Switzerland (Registered)............          80
     (a)95  Valora Holding AG.................................          20
       720  Zuerich Versicherung (Registered).................         286
                                                                ----------
                                                                     6,101
                                                                ----------
  THAILAND (1.4%)
    14,600  Advanced Information Service PCL (Foreign)........         104
     2,100  Banpu PCL (Foreign)...............................          31
 (d)22,100  Bangchak Petroleum PCL (Foreign)..................           9
    28,100  Bangkok Bank PCL (Foreign)........................         193
 (d)86,209  Bangkok Metropolitan Bank PCL (Foreign)...........          18
    28,775  Bank of Ayudhya PCL (Foreign).....................          45
(a,d)2,000  Castle Peak Holdings PCL (Foreign)................          10
  (d)8,000  CMIC Finance & Securities PCL (Foreign)...........           2
     2,400  CP Feedmill PCL (Foreign).........................           6
    28,400  Dhana Siam Finance & Securities PCL (Foreign).....          15
    18,600  General Finance & Securities PCL (Foreign)........          12
    21,800  Industrial Finance Corp. of Thailand (Foreign)....          28
(a,d)2,200  International Broadcasting Corp., Ltd.
              (Foreign).......................................           1
  (d)2,500  International Engineering PCL (Foreign)...........           2
 (d)15,500  Italian Thai Development PCL (Foreign)............          35
    14,100  Jasmine International PCL (Foreign)...............          12
    86,700  Krung Thai Bank PCL (Foreign).....................          90
    16,800  Land & House Co., Ltd. (Foreign)..................          35
    23,651  National Finance & Securities PCL (Foreign).......          15
 (d)25,900  National Petrochemical PCL (Foreign)..............          26
(a,d)10,600 NTS Steel Groups PCL (Foreign)....................           1
(a,d)13,500 One Holding PCL (Foreign).........................          --
(a,d)8,700  Padaeng Industry PCL (Foreign)....................           2
    24,900  Phatra Thanakit PCL (Foreign).....................          31
(a,d)6,100  Phoenix Pulp & Paper PCL (Foreign)................           5
    30,300  PTT Exploration & Production PCL (Foreign)........         440
    23,500  Quality House PCL (Foreign).......................           9
     1,100  Saha-Union PCL....................................           1
(a,d)31,900 Sahaviriya Steel Industry PCL (Foreign)...........           6
 (d)14,700  Shinawatra Computer Co. PCL (Foreign).............         102
 (d)14,800  Shinawatra Satellite PCL (Foreign)................          18
  (d)7,100  Siam Cement PCL (Foreign).........................         123
    34,700  Siam City Bank PCL (Foreign)......................          20
     7,400  Siam City Cement PCL (Foreign)....................          30
    13,700  Siam Commercial Bank PCL (Foreign)................          56
(a)138,800  TelecomAsia Corp. PCL (Foreign)...................         161

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  THAILAND (CONT.)

    28,300  Thai Airways International PCL (Foreign)..........  $       34
    22,500  Thai Farmers Bank PCL (Foreign)...................          96
    18,100  Thai Military Bank PCL (Foreign)..................          20
     3,200  Thai Plastic & Chemical PCL.......................          10
(a,d)39,900 Thai Telephone & Telecommunications Co.
              (Foreign).......................................          17
     5,700  Tipco Asphalt PCL.................................          30
 (d)13,600  TPI Polene PCL....................................           7
 (d)24,700  United Communication Industry PCL (Foreign).......         102
 (d)10,800  Wattachak Co., Ltd. (Foreign).....................           2
                                                                ----------
                                                                     2,012
                                                                ----------
  UNITED KINGDOM (16.2%)
    30,000  Abbey National plc................................         410
    15,000  Arjo Wiggins Appleton plc.........................          44
    10,700  Associated British Foods plc......................          92
    36,417  Barclays plc......................................         723
    23,600  Bass plc..........................................         288
    66,435  BAT Industries plc................................         595
    94,300  BG plc............................................         345
    14,954  BICC plc..........................................          44
    27,810  Blue Circle Industries plc........................         199
    14,970  BOC Group plc.....................................         260
    23,600  Boots Co. plc.....................................         277
    15,000  BPB Industries plc................................          81
    10,675  British Aerospace plc.............................         238
    25,725  British Airways plc...............................         293
   122,109  British Petroleum Co. plc.........................       1,519
    34,300  British Sky Broadcasting plc......................         250
    42,900  British Steel plc.................................         107
   124,300  British Telecommunications plc....................         923
    90,005  BTR plc...........................................         308
     6,426  Burmah Castrol plc................................         109
    53,572  Cable & Wireless plc..............................         491
    23,580  Cadbury Schweppes plc.............................         210
    17,140  Caradon plc.......................................          57
 (a)94,300  Centrica plc......................................         115
    19,243  Coats Viyella plc.................................          40
    14,996  Commercial Union plc..............................         158
    10,700  Courtaulds plc....................................          60
     2,116  De La Rue Co. plc.................................          13
    10,694  EMI Group plc.....................................         192
    62,100  General Electric plc..............................         371
    12,815  GKN plc...........................................         220
    68,600  Glaxo Wellcome plc................................       1,419
    14,972  Granada Group plc.................................         197
    47,194  Grand Metropolitan plc............................         454
    25,700  Great Universal Stores plc........................         261
    17,163  Guardian Royal Exchange plc.......................          78
    47,100  Guinness plc......................................         461
    12,840  Hanson plc........................................          64
    27,900  Harrisons & Crosfield plc.........................          51
    47,188  HSBC Holdings plc.................................       1,398

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
    19,300  Imperial Chemical Industries plc..................  $      268
    25,719  Ladbroke Group plc................................         101
    17,100  Land Securities plc...............................         242
    17,100  Lasmo plc.........................................          75
    25,700  Legal & General Group plc.........................         174
   117,900  Lloyds TSB Group plc..............................       1,211
    17,096  Lonrho plc........................................          36
    75,000  Marks and Spencer plc.............................         622
    12,900  MEPC plc..........................................         106
    30,000  National Power plc................................         261
    17,155  Peninsular & Oriental Steam Navigation Co. plc....         171
    32,120  Pilkington plc....................................          74
    42,862  Prudential Corp. plc..............................         419
    19,300  Rank Group plc....................................         122
    12,816  Redland plc.......................................          73
    30,000  Reed International plc............................         290
    36,400  Reuters Holdings plc..............................         384
    12,900  Rexam plc.........................................          54
     6,400  RMC Group plc.....................................         104
    30,028  Royal & Sun Alliance Insurance Group plc .........         222
    10,670  Royal Bank of Scotland Group plc..................         100
    25,748  RTZ Corp. plc.....................................         449
    19,327  Safeway plc.......................................         112
    34,323  Sainsbury (J) plc.................................         208
     4,300  Schroders plc.....................................         118
    21,430  Scottish Power plc................................         139
    42,900  Sears plc.........................................          49
    12,846  Sedgwick Group plc................................          26
    10,700  Slough Estates plc................................          53
    53,598  Smithkline Beecham plc............................         987
    10,738  Southern Electric plc.............................          79
    30,007  Tarmac plc........................................          62
    17,116  Taylor Woodrow plc................................          50
    40,720  Tesco plc.........................................         251
    14,952  Thames Water plc..................................         172
    10,750  Thorn plc.........................................          30
    10,717  TI Group plc......................................          93
    15,000  Unilever plc......................................         429
    14,986  United Utilities plc..............................         164
    70,756  Vodafone Group plc................................         345
    19,300  Zeneca Group plc..................................         638
                                                                ----------
                                                                    22,978
                                                                ----------
TOTAL COMMON STOCKS (Cost $124,060)...........................     137,624
                                                                ----------
PREFERRED STOCKS (0.4%)
  AUSTRALIA (0.1%)
    23,778  News Corp., Ltd...................................          94
                                                                ----------
  GERMANY (0.3%)
     5,850  RWE AG............................................         204
     1,100  SAP AG............................................         227
                                                                ----------
                                                                       431
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  ITALY (0.0%)
    33,000  Fiat S.p.A........................................  $       61
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $515)............................         586
                                                                ----------

  NO. OF
  RIGHTS
----------

RIGHTS (0.0%)
  FRANCE (0.0%)
    (a)675  Simco S.A., expiring 7/02/97......................          --
                                                                ----------
  ITALY (0.0%)
  (a)7,000  Rinascente S.p.A., expiring 7/23/97...............           1
                                                                ----------
  SPAIN (0.0%)
    (a)700  Metro Vacesa, expiring 7/26/97....................          --
                                                                ----------
  SWITZERLAND (0.0%)
     (a)60  Sulzer AG, expiring 7/17/97.......................          --
                                                                ----------
  THAILAND (0.0%)
(a,d)13,600 TPI Polene PCL, expiring 7/11/97..................           2
                                                                ----------
TOTAL RIGHTS (Cost $0)........................................           3
                                                                ----------

  NO. OF
 WARRANTS
----------

WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)620  Casino Guichard-Perrachon, expiring 12/31/99......           9
  (a)4,333  Cie Generale des Eaux, expiring 5/02/01...........           3
                                                                ----------
                                                                        12
                                                                ----------
  HONG KONG (0.0%)
  (a)8,582  Hong Kong & Shanghai Hotel, Ltd., expiring
              10/12/98........................................           2
  (a)2,300  Hysan Development Co., Ltd., expiring 4/30/98.....           1
 (a)11,500  Oriental Press Group Ltd., expiring 10/02/98......           1
  (a)1,750  Peregrine Investment Holdings Ltd., expiring
              5/15/98.........................................           1
 (a)12,800  Stelux Holdings International Ltd., expiring
              2/28/98.........................................           1
                                                                ----------
                                                                         6
                                                                ----------
  ITALY (0.0%)
  (a)2,950  R.A.S. S.p.A., expiring 12/31/97..................           6
  (a)1,550  R.A.S. S.p.A. Saving Shares, expiring 12/31/97....           3
  (a)1,050  Rinascente S.p.A., expiring 12/31/99..............          --
                                                                ----------
                                                                         9
                                                                ----------
  SINGAPORE (0.0%)
 (a)11,750  Straits Steamship, expiring 12/20/00..............          11
                                                                ----------
  SWITZERLAND (0.0%)
    (a)112  Roche Holding A.G., expiring 5/05/98..............           9
                                                                ----------


  NO. OF                                                          VALUE
 WARRANTS                                                         (000)
--------------------------------------------------------------------------
  THAILAND (0.0%)
  (a)6,349  National Finance & Securities PCL, expiring
              11/15/99........................................  $        1
  (a)1,980  One Holding PCL, expiring 10/14/01................          --
                                                                ----------
                                                                         1
                                                                ----------
TOTAL WARRANTS (Cost $10).....................................          48
                                                                ----------

  NO. OF
  UNITS
----------

UNITS (0.1%)
  AUSTRALIA (0.1%)
    20,221  General Property Trust............................          40
 (a)20,348  Westfield Trust...................................          42
                                                                ----------
TOTAL UNITS (Cost $73)........................................          82
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

CONVERTIBLE DEBENTURE (0.1%)
  FRANCE (0.1%)
FRF     60  Sanofi S.A. 4.00%, 1/01/00 (Cost $38).............          65
                                                                ----------
FIXED INCOME SECURITY (0.0%)
  FRANCE (0.0%)
        62  Casino Guichard-Perrachon, Series XW, 4.50%,
              7/12/01 (Cost $27)..............................          31
                                                                ----------
TOTAL FOREIGN SECURITIES (97.3)% (Cost $124,723)..............     138,439
                                                                ----------
SHORT-TERM INVESTMENT (2.8%)
  REPURCHASE AGREEMENT (2.8%)
$    4,025  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $4,026,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $4,093 (Cost $4,025).....       4,025
                                                                ----------
FOREIGN CURRENCY (0.5%)
 AUD    17  Australian Dollar.................................          12
ATS     23  Austrian Schilling................................           2
BEF     15  Belgian Franc.....................................          --
GBP     20  British Pound.....................................          34
 DEM    66  German Mark.......................................          38
 HKD   323  Hong Kong Dollar..................................          42
IDR 114,982 Indonesian Rupiah.................................          47
ITL  86,882 Italian Lira......................................          51
JPY  32,984 Japanese Yen......................................         288
 MYR    22  Malaysian Ringgit.................................           9
SGD     28  Singapore Dollar..................................          20
KRW  4,961  South Korean Won..................................           5
ESP   4,250 Spanish Peseta....................................          29
SEK     30  Swedish Krona.....................................           4

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (CONT.)

CHF      7  Swiss Franc.......................................  $        5
THB  3,751  Thai Baht.........................................         145
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $732)............................         731
                                                                ----------

TOTAL INVESTMENTS (100.6%) (Cost $129,480)...............   143,195
                                                           --------
OTHER ASSETS (40.4%)
  Cash.......................................  $      140
  Securities at Value, Held as Collateral for
    Securities Lending.......................      41,808
  Receivable for Investments Sold............      14,216
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................         745
  Dividends Receivable.......................         484
  Foreign Withholding Tax Reclaim
    Receivable...............................          84
  Security Lending Income Receivable.........          15
  Interest Receivable........................           1
  Other......................................          11    57,504
                                               ----------
LIABILITIES (-41.0%)
  Collateral on Securities Loaned, at Value..     (41,808)
  Payable for Portfolio Shares Redeemed......     (12,561)
  Payable for Investments Purchased..........      (3,691)
  Investment Advisory Fees Payable...........        (211)
  Custodian Fees Payable.....................         (44)
  Administrative Fees Payable................         (29)
  Security Lending Expense Payable...........         (21)
  Directors' Fees & Expenses Payable.........          (7)
  Payable for Foreign Taxes..................          (4)
  Other Liabilities..........................         (57)  (58,433)
                                               ----------  --------
NET ASSETS (100%)........................................  $142,266
                                                           --------
                                                           --------

                                                VALUE
                                                (000)
-------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital..............................  $106,772
Undistributed Net Investment Income..........     1,479
Accumulated Net Realized Gain................    19,640
Unrealized Appreciation on Investments and
  Foreign Currency Translations (Net of
  accrual for foreign tax of $4 on unrealized
  appreciation on investments)...............    14,375
                                               --------
NET ASSETS...................................  $142,266
                                               --------
                                               --------

CLASS A:
--------------------------------------------------
NET ASSETS........................................  $142,237
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,951,513 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....    $12.99
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................       $29
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,243 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..........    $12.97
                                                    --------
                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ACTIVE COUNTRY ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency contracts open at June 30, 1997, the portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
 CURRENCY TO                          IN EXCHANGE              UNREALIZED
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE    GAIN (LOSS)
    (000)       (000)       DATE         (000)       (000)       (000)
-------------  --------  ----------  -------------  --------  ------------
   AUD    316  $    239   7/01/97    U.S.$     237  $    237  $      (2)
 JPY  450,259     3,930   7/01/97    U.S.$   3,928     3,928         (2)
  SEK   3,339       432   7/01/97    U.S.$     434       434          2
U.S.$       9         9   7/01/97     ESP    1,393         9         --
U.S.$       9         9   7/01/97     ESP    1,393         9         --
  GBP   1,242     2,067   7/01/97    U.S.$   2,071     2,071          4
 ITL  838,490       493   7/01/97    U.S.$     498       498          5
   SGD    749       524   7/01/97    U.S.$     524       524         --
   DEM  2,126     1,220   7/03/97    U.S.$   1,228     1,228          8
   CHF    784       537   7/03/97    U.S.$     544       544          7
  HKD   3,329       430   7/03/97    U.S.$     430       430         --
  THB   3,621       140   7/03/97    U.S.$     140       140         --
U.S.$   4,555     4,555   7/30/97       DEM  7,848     4,511        (44)
   DEM  7,848     4,511   7/30/97    U.S.$   4,675     4,675        164
  NLG   5,685     2,909   8/18/97    U.S.$   2,995     2,995         86
  CHF   7,616     5,248   8/18/97    U.S.$   5,360     5,360        112
U.S.$     798       798   8/18/97      NLG   1,544       790         (8)
U.S.$     725       725   8/18/97      NLG   1,401       717         (8)
  THB  16,304       618   8/18/97    U.S.$     610       610         (8)
U.S.$   2,000     2,000   8/18/97      CHF   2,782     1,917        (83)
U.S.$     913       913   8/18/97      CHF   1,305       900        (13)
U.S.$   2,470     2,470   8/18/97      CHF   3,530     2,432        (38)
U.S.$     733       733   8/18/97      THB  19,790       750         17
  THB   3,487       132   8/18/97    U.S.$     130       130         (2)
U.S.$      40        40   8/19/97      THB   1,078        41          1
  THB  17,767       673   8/19/97    U.S.$     660       660        (13)
JPY 1,852,593    16,305   8/25/97    U.S.$  16,600    16,600        295
U.S.$   4,582     4,582   8/25/97     JPY  520,584     4,582         --
U.S.$  11,731    11,731   8/25/97    JPY 1,332,009    11,723         (8)
U.S.$   1,218     1,218   8/29/97       DEM  2,094     1,207        (11)
U.S.$   3,309     3,309   8/29/97       DEM  5,679     3,272        (37)
   DEM  7,773     4,479   8/29/97    U.S.$   4,541     4,541         62
U.S.$   4,879     4,879   9/15/97      FRF  28,257     4,835        (44)
U.S.$     255       255   9/15/97      FRF   1,474       252         (3)
  FRF  46,187     7,903   9/15/97    U.S.$   8,150     8,150        247
  THB  38,817     1,455   9/16/97    U.S.$   1,498     1,498         43
 ESP  201,382     1,369   9/26/97    U.S.$   1,385     1,385         16
               --------                             --------     ------
               $ 93,840                             $ 94,585  $     745
               --------
               --------                             --------     ------
                                                    --------     ------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at Fair Value -- See note A-1 to financial statements
FRF   --  French Franc
NCS   --  Non Convertible Shares
NLG   --  Netherlands Guilder
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
RNC   --  Non Convertible Savings Share

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE         PERCENT OF
INDUSTRY                                   (000)         NET ASSETS
------------------------------------------------------------------------
Capital Equipment......................  $  17,879                 12.6%
Consumer Goods.........................     27,923                 19.6
Energy.................................     13,082                  9.2
Finance................................     34,267                 24.1
Gold Mines.............................         68                   --
Materials..............................     19,617                 13.8
Multi-Industry.........................      3,898                  2.7
Services...............................     21,705                 15.3
                                         ---------                  ---
                                         $ 138,439                 97.3%
                                         ---------                  ---
                                         ---------                  ---


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                             Active Country Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             1.2%
Hong Kong        36.0%
Indonesia         6.9%
Korea             8.0%
Malaysia         15.8%
Philippines       4.1%
Singapore        11.6%
Taiwan           12.3%
Thailand          3.4%
Other             0.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
-------------------------------------------

                                             TOTAL RETURNS(2)
                            --------------------------------------------------
                                                      AVERAGE       AVERAGE
                                                    ANNUAL FIVE   ANNUAL SINCE
                               YTD       ONE YEAR       YEAR       INCEPTION
                            ----------  ----------  ------------  ------------
PORTFOLIO -- CLASS A......       2.30%       0.11%       14.43%        17.09%
PORTFOLIO -- CLASS B......       2.19       -0.14          N/A          3.44
INDEX -- CLASS A..........       0.19        0.95        12.73         15.47
INDEX -- CLASS B..........       0.19        0.95          N/A          6.01

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (included dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 2.30% and 0.11%, respectively, for the Class A shares; and 2.19% and -0.14%, respectively, for the Class B shares as compared to total returns of 0.19% and 0.95%, respectively, for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return for Class A was 14.43% as compared to 12.73% for the Index. From inception on July 1, 1991 to June 30, 1997, the average annual total return of Class A was 17.09% as compared to 15.47% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 3.44% as compared to 6.01% for the Index.

Continuing the pattern set in 1996, the individual Asian markets showed a great divergence in performance in the first half of 1997. The rise in the Asian markets was led by the greater China markets where Taiwan (+26.6%), China (+10.3%) and Hong Kong (+8.1%) staged sharp increases ahead of Hong Kong's handover to China on July 1, 1997. Rounding out the Northeast Asian markets, Korea also showed a sharp rise, gaining 9.7%. In contrast, the Southeast Asian markets of Thailand (-37.3%), The Philippines (-12.2%) and Malaysia (-12.2%) registered sharp falls.

As of June 30, 1997, the Portfolio was overweighted compared to the Index in Hong Kong (35.8% vs. 33.3%), Korea (8.0% vs. 5.9%), Singapore (11.4% vs. 11.1%)
and China (1.2% vs. 0.8%). It was underweight everywhere else, most notably in Malaysia (15.7% vs. 18.4%).

Following the first quarter where the Hong Kong market fell -9.5%, the Portfolio increased its exposure to that market from 30% to 36%. The

--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
Portfolio's increased weight in Hong Kong stood it in good stead as the market staged a sharp rebound. Euphoria over China concept plays and in particular red chips led the way. Sentiment and liquidity further contributed, as asset injection stories propelled the red chips ever higher while traditional blue chip stocks languished. The rally culminated in an all-time high of 15,197 on the Hang Seng Index on June 27, 1997, the last trading day before the handover. With the handover complete, red chip fever has subsided and talk of increasing the supply of residential units in Hong Kong has caused the property sector to weaken. The Portfolio will be looking to take its Hong Kong weighting down while shifting towards better value blue chips such as the major property developers if they weaken further.

The Portfolio also sharply increased its weight in Taiwan over the half-year from 4.3% to 12.3%. Following on a strong 1996 performance of 38.9%, the Taiwan market continued to surge, up 26.6% for the first half. This sharp rise was powered primarily by the electronics sector which surged more than 60% on strong earnings growth in the second quarter alone. The Portfolio intends to maintain its weighting in this market as domestic liquidity continues to be high. The position will be trimmed, however, if the central bank anticipates a further pick up in domestic growth and moves to tighten liquidity.

The Portfolio also increased its weight in Korea since the beginning of the year from 4.5% to 8.0% and will continue to look for good values in that market. The Korean economy appears to have bottomed as positive export growth generated its first monthly trade surplus in 30 months. Equally encouraging, there are also signs that the Korean corporate culture is finally changing. The zealousness with which many Korean companies pursued market share gains and top line growth is finally beginning to shift towards interest in the bottom line which should bode well for equity investors.

By contrast, the Portfolio sharply cut its weighting in Malaysia over the second quarter, from 22.6% to 15.7%, following a flat first quarter. Bank Negara's curbs on property lending and stock market margin loans in April finally forced the economy to confront its problems with the impending oversupply in the property market and an infrastructure spending binge. The subsequent severity of the market fallout indicated an overstretched market. Although the long-term fundamentals for Malaysia remain good, short-term prospects are not promising, especially in the aftermath of the fallout from the depegging of the Thai baht. The Portfolio is looking to maintain its underweight in Malaysia barring unforeseen positive developments.

The Portfolio's weighting in Thailand has also been taken down, from 8.4% to 3.2%, due to a combination of Portfolio sales and a collapsing market. This market has continued to be a disaster, falling -37.3% this year following a -38.0% decline last year. Most recently, confidence plummeted as the government resorted to capital controls and increased interest rates to fend off the currency speculators. The gloom was further compounded by news of a slowing economy as the mounting financial crisis resulted in the suspension of 16 finance companies. The depegging of the Thai baht at the beginning of July is the first step towards addressing the Thai financial crisis. Recovery, however, will be a slow and painful process, and the first sharp rally since the baht broke is proving hard to sustain. The Portfolio will selectively continue to seek to acquire good companies at low prices but it is still too early to bet on the Thai market.

The Thai financial crisis and the final depegging of the Thai baht have brought into focus the common ills of the fast growing Southeast Asian nations. Thailand is further along the economic cycle but the pain it is going through has heightened investors' wariness about the region in general and is likely to prove a dampener on the markets in the near term. The collapse in the Thai market and the correction in Malaysia, Singapore and the Philippines have brought market valuations back to attractive levels but short-term sentiment remains poor.

In summary, the Portfolio will continue to selectively seek to move out of more extended markets like Hong Kong into the more distressed situations in Southeast Asia.

Ean Wah Chin
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------

COMMON STOCKS (99.2%)
  CHINA (1.2%)
       1,968,000  Guangshen Railway Co., Ltd., Class H..............  $      864
       3,299,000  Qingling Motors Co., Class H......................       1,703
         137,000  Shenzhen Fangda Co., Ltd., Class B................         199
    (a)4,901,000  Zhejiang Expressway Co. Ltd., Class H.............       1,189
                                                                      ----------
                                                                           3,955
                                                                      ----------
  HONG KONG (36.0%)
       2,136,000  Cheung Kong Holdings Ltd..........................      21,092
         408,000  China Merchants Holdings International Co.,
                    Ltd.............................................       1,269
       2,918,000  China Resources Enterprise Ltd....................      14,313
         337,000  Dao Heng Bank Group Ltd...........................       1,844
         409,300  Hang Seng Bank Ltd................................       5,838
       1,436,000  Henderson Land Development Co., Ltd...............      12,743
         617,220  HSBC Holdings plc.................................      18,563
       1,752,000  Hutchison Whampoa Ltd.............................      15,152
       1,069,000  New World Development Co., Ltd....................       6,375
       1,006,000  Ng Fung Hong Ltd..................................       1,506
       1,786,000  Shanghai Industrial Holdings Ltd..................      11,112
         569,100  Sun Hung Kai Properties Ltd.......................       6,850
                                                                      ----------
                                                                         116,657
                                                                      ----------
  INDONESIA (6.9%)
       1,190,000  Astra International (Foreign).....................       4,893
    (d)3,246,683  Bank International Indonesia (Foreign)............       2,803
    (d)3,900,000  Bank Negara Indonesia (Foreign)...................       2,486
      (d)733,000  Bimantara Citra (Foreign).........................       1,281
      (d)377,000  Gudang Garam (Foreign)............................       1,581
      (d)403,200  Hanjaya Mandala Sampoerna
                    (Foreign).......................................       1,538
      (d)884,400  Indofood Sukses Makmur (Foreign)..................       2,036
    (d)1,174,000  Matahari Putra Prima (Foreign)....................       2,365
  (a,d)1,349,000  Mayora Indah (Foreign)............................         763
    (a,d)454,000  Putra Surya Multidana (Foreign)...................         723
    (d)1,057,000  Telekomunikasi Indonesia (Foreign)................       1,728
                                                                      ----------
                                                                          22,197
                                                                      ----------
  KOREA (8.0%)
          51,180  Hansol Paper Co...................................       1,297
      (d)107,250  Housing & Commercial Bank, Korea (New)............       2,002
          67,568  Kookmin Bank GDR..................................       1,427
     (a,d)94,367  Kookmin Bank GDR (New)............................       1,741
         106,660  Korea Electric Power Corp.........................       3,183
          23,490  LG Information & Communication Ltd. RFD (New).....       2,910
       (d)35,030  Pohang Iron & Steel Co., Ltd. ADR.................       3,588
      (a,e)7,960  Samsung Electronics GDR (New).....................         472
       (d)66,698  Samsung Electronics GDS...........................       7,466
      (d)133,761  Shinhan Bank Co., Ltd.............................       1,939
                                                                      ----------
                                                                          26,025
                                                                      ----------
  MALAYSIA (15.8%)
         309,000  Arab Malaysian Corp., Bhd.........................       1,151
       3,063,000  Berjaya Group Bhd.................................       3,762
         236,000  Berjaya Sports Toto Bhd...........................       1,113


                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------
       1,118,000  Commerce Asset Holdings Bhd.......................  $    2,946
         220,000  Dialog Group Bhd..................................       3,181
         362,000  Edaran Otomobil Nasional Bhd......................       3,083
         636,700  Genting Bhd.......................................       3,052
         813,000  IJM Corp. Bhd.....................................       1,707
         513,000  Jaya Tiasa Holdings Bhd...........................       2,581
      (a)848,000  Leader Universal Holdings Bhd.....................       1,525
          58,000  Lityan Holdings Bhd...............................         707
         388,500  Malayan Banking Bhd...............................       4,079
          96,316  Malaysian International Shipping Bhd (Foreign)....         250
         267,000  Malaysian Pacific Industries Bhd..................       1,164
         309,000  Malaysian Resources Corp. Bhd.....................         851
         687,000  Multi-Purpose Holdings Bhd........................         964
         544,000  Rashid Hussain Bhd................................       3,448
       1,339,000  Resorts World Bhd.................................       4,032
       2,456,000  Sime Darby Bhd....................................       8,174
         467,000  United Engineers Ltd..............................       3,367
                                                                      ----------
                                                                          51,137
                                                                      ----------
  PHILIPPINES (4.1%)
       4,782,171  Ayala Land, Inc., Class B.........................       4,397
   (a)15,461,000  Digital Telecommunications Philippines, Inc.......       1,495
    (a)4,764,200  DMCI Holdings, Inc................................       1,571
    (a)2,536,000  Fil-Estate Land, Inc..............................         740
       2,823,100  JG Summit Holding, Class B........................         578
         501,234  Manila Electric Co., Class B......................       2,471
       6,486,000  SM Prime Holdings, Inc., Class B..................       1,918
                                                                      ----------
                                                                          13,170
                                                                      ----------
  SINGAPORE (11.5%)
         225,500  Development Bank of Singapore Ltd. (Foreign)......       2,839
         634,000  Electronic Resources Ltd..........................         998
         265,000  Jurong Shipyard Ltd...............................       1,149
       2,543,000  Natsteel Ltd......................................       6,474
         296,378  Oversea-Chinese Banking Corp. (Foreign)...........       3,068
      (a)841,000  Pacific Century Regional Development..............       1,171
         598,000  Parkway Holdings Ltd..............................       2,677
         337,400  Singapore Press Holdings (Foreign)................       6,797
    (a)2,146,000  Summit Holdings Ltd...............................       1,621
      (a)948,000  Super Coffeemix Manufacturing Ltd.................         789
         266,200  United Overseas Bank Ltd. (Foreign)...............       2,737
    (a)1,207,200  Want Want Holdings................................       4,008
         953,000  Wing Tai Holdings Ltd.............................       2,746
                                                                      ----------
                                                                          37,074
                                                                      ----------
  TAIWAN (12.3%)
    (a)1,200,000  Acer, Inc.........................................       4,317
      (a)500,000  Asustek Computer, Inc.............................       6,619
         278,150  Cathay Life Insurance Co., Ltd....................       1,591
      (a)930,000  China Development Corp............................       4,800
         791,400  China Steel Corp..................................         837
    (a)1,716,000  Compal Electronics................................       6,790
       2,310,000  Far East Textiles Ltd.............................       3,631
       1,455,150  Formosa Plastics Corp.............................       3,507
         830,000  Great Wall Enterprises Co.........................         657

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        VALUE
     SHARES                                                             (000)
--------------------------------------------------------------------------------

  TAIWAN (CONT.)

    (a)1,606,740  Kuoyang Construction..............................  $    3,872
         998,200  Siliconware Precision Industries Co...............       3,375
                                                                      ----------
                                                                          39,996
                                                                      ----------
  THAILAND (3.4%)
         433,100  Bangkok Bank PCL (Foreign)........................       2,976
         185,000  Big C Supercenter PCL (Foreign)...................          59
      (a)287,700  Eastern Water Resources Development and Management
                    PCL.............................................         333
           5,800  I.C.C. International PCL..........................          19
       (d)58,000  I.C.C. International PCL (Foreign)................         181
          25,000  Matichon PCL (Foreign)............................          58
         162,700  Nation Multimedia Group PCL.......................         346
       (d)24,000  Nation Multimedia Group PCL (Foreign).............          51
      (d)911,700  National Petrochemical PCL (Foreign)..............         933
         291,000  Quality House PCL (Foreign).......................          99
       (d)87,000  Robinson Department Store PCL (Foreign)...........          31
         514,800  Siam Commercial Bank PCL (Foreign)................       2,106
       (a)40,000  Sino Thai Engineering & Construction PCL..........         111
     (a,d)21,000  Sino Thai Engineering & Construction PCL
                    (Foreign).......................................          58
         577,270  Thai Farmers Bank PCL (Foreign)...................       2,451
          59,500  Thai Rung Union Car PCL...........................         215
       (d)38,000  Thai Rung Union Car PCL (Foreign).................         137
       (d)33,000  Thai Storage Battery PCL (Foreign)................          33
         166,500  Thai Theparos Food Product PCL (Foreign)..........         257
      (d)144,700  United Communications Industry PCL (Foreign)......         598
                                                                      ----------
                                                                          11,052
                                                                      ----------
TOTAL COMMON STOCKS (Cost $290,823).................................     321,263
                                                                      ----------

     NO. OF
     RIGHTS
----------------

RIGHTS (0.1%)
  MALAYSIA (0.0%)
      (a)203,600  Commerce Asset Holdings Bhd, expiring 7/23/97.....           7
                                                                      ----------
  SINGAPORE (0.1%)
      (a)317,000  Electronic Resources Ltd., expiring 7/07/97.......         211
                                                                      ----------
TOTAL RIGHTS (Cost $0)..............................................         218
                                                                      ----------

     NO. OF
    WARRANTS
----------------

WARRANTS (0.0%)
  MALAYSIA (0.0%)
      (a)127,250  Commerce Asset Holdings Bhd, expiring 3/16/02.....          20
       (a)77,714  Rashid Hussain Bhd, expiring 12/31/02.............          --
                                                                      ----------
TOTAL WARRANTS (Cost $0)............................................          20
                                                                      ----------
TOTAL FOREIGN SECURITIES (99.3%) (Cost $290,823)....................     321,501
                                                                      ----------

 FACE
AMOUNT                                                          VALUE
 (000)                                                          (000)
-----------------------------------------------------------------------

SHORT-TERM INVESTMENT (2.0%)
  REPURCHASE AGREEMENT (2.0%)
$ 6,370    Chase Securities, Inc. 5.70%, dated 6/30/97, due
             7/01/97, to be repurchased at $6,371,
             collateralized by U.S. Treasury Notes, 5.625%,
             due 2/15/06, valued at $6,481 (Cost $6,370)....  $   6,370
                                                              ---------

   AMOUNT
    (000)
-------------

FOREIGN CURRENCY (0.5%)
  HKD       3    Hong Kong Dollar.................................         --
IDR 1,053,258    Indonesian Rupiah................................        433
  MYR     677    Malaysian Ringgit................................        268
 PHP   11,103    Philippines Peso.................................        421
  SGD      19    Singapore Dollar.................................         13
  KRW 403,384    South Korean Won.................................        454
  TWD   1,820    Taiwan Dollar....................................         66
                                                                    ---------
TOTAL FOREIGN CURRENCY (Cost $1,656)..............................      1,655
                                                                    ---------

TOTAL INVESTMENTS (101.8%) (Cost $298,849)...............   329,526
                                                           --------

OTHER ASSETS (12.7%)
  Securities at Value, Held as Collateral for
    Securities Lending.......................  $   37,586
  Receivable for Investments Sold............       3,177
  Dividends Receivable.......................         193
  Receivable for Portfolio Shares Sold.......         124
  Security Lending Income Receivable.........          37
  Foreign Withholding Tax Reclaim
    Receivable...............................          26
  Interest Receivable........................           1
  Other......................................          19    41,163
                                               ----------

LIABILITIES (-14.5%)
  Collateral on Securities Loaned, at
    Value....................................     (37,586)
  Payable for Investments Purchased..........      (6,541)
  Payable for Portfolio Shares Redeemed......      (1,108)
  Bank Overdraft.............................        (706)
  Investment Advisory Fees Payable...........        (474)
  Payable for Closed Foreign Currency
    Exchange Contracts.......................        (112)
  Custodian Fees Payable.....................        (106)
  Deferred Foreign Taxes Payable.............         (94)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts.......................         (80)
  Security Lending Fees Payable..............         (45)
  Administrative Fees Payable................         (43)
  Directors' Fees & Expenses Payable.........         (15)
  Distribution Fees Payable..................          (3)
  Other Liabilities..........................         (48)  (46,961)
                                               ----------  --------
NET ASSETS (100%)........................................  $323,728
                                                           --------
                                                           --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                            AMOUNT
                                                            (000)
-------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $290,816
Undistributed Net Investment Income...............     1,258
Accumulated Net Realized Gain.....................     1,154
Unrealized Appreciation on Investments and Foreign
  Currency Translations (Net of accrual for
  foreign taxes of $94 on unrealized aprreciation
  on investments).................................    30,500
                                                    --------
NET ASSETS........................................  $323,728
                                                    --------
                                                    --------

CLASS A:
--------------------------------------------------
NET ASSETS........................................  $318,844
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,638,769 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....    $19.16
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................    $4,884
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 255,010 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....    $19.15
                                                    --------
                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                          NET
 CURRENCY TO                               IN EXCHANGE                 UNREALIZED
   DELIVER       VALUE     SETTLEMENT          FOR          VALUE     GAIN (LOSS)
    (000)        (000)        DATE            (000)         (000)        (000)
-------------   --------   -----------   ---------------   --------   ------------
    MYR   388   $    154     7/01/97     U.S.$       154   $    154   $        --
U.S.$      49         49     7/01/97         SGD      70         49            --
U.S.$     460        460     7/01/97       IDR 1,117,083        459            (1)
  IDR 398,277        164     7/02/97     U.S.$       164        164            --
U.S.$      88         88     7/02/97        THB    2,284         88            --
U.S.$     296        296     7/02/97        IDR  720,331        296            --
U.S.$     223        223     7/03/97        IDR  542,794        223            --
U.S.$   1,381      1,381     7/03/97         HKD  10,700      1,381            --
U.S.$   1,446      1,446     7/03/97        SGD    2,067      1,446            --
U.S.$     108        108     7/03/97        THB    2,791        108            --
   HKD 17,066      2,203     7/03/97     U.S.$     2,202      2,202            (1)
   HKD  3,341        431     7/07/97     U.S.$       431        431            --
   HKD  3,341        431     7/07/97     U.S.$       431        431            --
U.S.$   1,755      1,755     7/08/97         MYR   4,429      1,754            (1)
  THB 315,361     11,955     8/18/97     U.S.$    11,878     11,878           (77)
                --------                                   --------         -----
                $ 21,144                                   $ 21,064   $       (80)
                --------                                   --------         -----
                --------                                   --------         -----

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $36,062 or 11.1% of net assets at June 30, 1997) valued at fair value -- See note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
THB   --  Thai Baht

--------------------------------------------------------------------
           SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATIONS

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  47,486         14.7%
Consumer Goods.........................     37,386         11.5
Energy.................................      5,653          1.7
Finance................................    149,834         46.3
Materials..............................     22,181          6.9
Multi-Industry.........................     30,166          9.3
Services...............................     28,795          8.9
                                         ---------          ---
                                         $ 321,501         99.3%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           2.4%
Brazil             16.5%
Bulgaria            0.4%
Chile               0.6%
China               0.1%
Colombia            0.2%
Egypt               1.3%
Hong Kong           2.8%
Hungary             0.5%
India              10.0%
Indonesia           5.2%
Israel              2.3%
Korea               7.0%
Malaysia            1.1%
Mexico             11.0%
Morocco             0.4%
Pakistan            3.1%
Peru                0.5%
Poland              1.6%
Russia              7.1%
Singapore           0.4%
South Africa        7.6%
Taiwan              4.5%
Thailand            5.2%
Turkey              4.2%
Venezuela           0.3%
Zimbabwe            0.9%
Other               2.8%

PERFORMANCE COMPARED TO THE IFC GLOBAL
TOTAL RETURN COMPOSITE INDEX(1)
-------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      25.78%       17.28%          17.01%
PORTFOLIO -- CLASS B....      25.65        17.07           24.98
INDEX -- CLASS A........      17.10        11.31           15.01
INDEX -- CLASS B........      17.10        11.31           16.71

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 25.78% and 17.28%, respectively, for the Class A shares; and 25.65% and 17.07%, respectively, for the Class B shares as compared to total returns of 17.10% and 11.31%, respectively, for the IFC Global Total Return Composite Index (the "Index"). From inception on September 25, 1992 to June 30, 1997, the average annual total return of Class A was 17.01% as compared to 15.01% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 24.98% as compared to 16.71% for the Index.

The second quarter was volatile, with returns ranging from -26.0% in Thailand to 44.5% in Russia. Latin America continued its outperformance in the second quarter. All markets in the region were up during the second quarter. Brazil, up 51.2% year-to-date and 25.0% during the quarter, remains the anchor in the region. Privatization and strong earnings growth underpinned the region's 20.9% return in U.S. dollars terms over the quarter. While we remain optimistic about the positive impact that privatization will have in the region, we are concerned that the market may be anticipating too much good news on the horizon, and are lightening up our exposure to Brazil. Going forward, our exposure in Brazil will be concentrated in those stocks that have compelling valuations, superior management expertise or limited downside risk to a macro shock. We continue to like Mexico, where falling interest rates and a stable peso contribute to a solid economic recovery. Positive news on the consumer front further supports this market.

Asia continues to convulse with macro-economic imbalances created by overinvestment, growth of current account deficits and inflexible exchange rates. In May, a speculative attack on the Thai baht prompted officials to raise interest rates precipitously and to institute a two-tiered currency system, further diminishing badly needed inflows of foreign capital to this market.

The Bank of Thailand moved to a managed float of the baht in July. The value of the baht would be set by market forces, but the flotation would be managed by the authorities. The baht peg to a basket of currencies has been discontinued. We hedged our Thai currency exposure in May as we believed that the Thai market represented value but we also believed that a devaluation was in the offing. The hedge was put on when the baht traded at 26. It subsequently went to 20 and finally to 29. The baht

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
has been trading in a range since the announcement, but we believe that there could be further depreciation near term. We also believe that the Thai market has bottomed and that this event is bullish for the stock market, although bearish for the economy. Our projection for the baht level in the near term is in the 31-32 area. We have maintained approximately 50% of our hedge in the aftermath of the devaluation. We achieved a return of approximately 8% on the portion of the hedge that was closed out. We will continue to monitor this situation closely to determine if and when we should unwind our remaining baht hedges. Possible next steps include a financial sector restructuring package and the elimination of the two tier foreign exchange system. Thailand needs foreign capital flows to finance its economic recovery and these controls are hampering capital inflows. Also, as the currency stabilizes the need for these controls should disappear.

Further in the region, markets like Malaysia (-12.2% year-to-date) and the Philippines (-12.2% year-to-date) have suffered as fears of Thai style property and finance problems led to sell-offs. We are significantly underweight Malaysia and are out of the Philippines, which has positively impacted Portfolio performance. With these two markets 20-25% off their highs, we are re-examining our extreme underweight in these countries.

In Russia, falling interest rates and significant progress on both the economic restructuring and tax reform fronts supported the market. Russia was up 44.5% during the second quarter and 117.3% year-to-date. Lower rates are luring local investors, further boosting returns. The inclusion of Russia in the IFC's investable index also favorably impacted performance. We favor energy and electric utility stocks in this market, as valuations remain attractive and growth prospects long-term are solid.

India has shaken off the malaise of political instability and is refocussed on the business of market liberalization and reform. Tax cuts, lower interest rates and the new coalition government have brought local and foreign investors into the market, which is up 27.4% in the second quarter and 36.4% so far this year. The market has been led so far by a select few companies, but with easing rates and projected pick-ups in industrial production, we expect to see an increasing breadth in advances. Pakistan has followed its political rival. Similar problems have led to similar opportunities. The market continues to rise on the back of low valuations and stabilizing politics. We will continue to raise our weight in Pakistan, mainly through Pakistan Telecom, as we expect some positive developments on tariff rates.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI Emerging Markets Indices
Performance ($US)
3 Months to June 30 1997
                                   % Change
THAILAND                             -26.0%
CZECH REPUBLIC                       -20.4%
POLAND                               -15.5%
PHILIPPINES                          -14.3%
MALAYSIA                             -12.1%
TURKEY                                -0.6%
PAKISTAN                               1.1%
SOUTH AFRICA                           1.3%
GREECE                                 6.4%
INDONESIA                              6.9%
COLOMBIA                               7.7%
JORDAN                                10.3%
ISRAEL                                12.0%
CHINA                                 12.9%
KOREA                                 13.4%
PORTUGAL                              14.4%
ARGENTINA                             15.0%
CHILE                                 15.2%
TAIWAN                                15.6%
PERU                                  16.0%
MEXICO                                18.1%
HONGKONG                              19.4%
BRAZIL                                25.0%
HUNGARY                               26.0%
INDIA                                 27.4%
SRI LANKA                             29.5%
VENEZUELA                             44.2%
RUSSIA                                44.5%

Madhav Dhar
PORTFOLIO MANAGER

Robert L. Meyer
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------

COMMON STOCKS (96.0%)
  ARGENTINA (2.4%)
             (a)6  Acindar, Class B..................................  $       --
       (a)119,870  Nortel ADR........................................       3,251
          293,038  Quilmes (Registered)..............................       3,004
           96,208  Telecom Argentina ADR.............................       5,051
          673,485  Telefonica Argentina ADR..........................      23,319
          286,585  YPF ADR...........................................       8,812
                                                                       ----------
                                                                           43,437
                                                                       ----------
  BRAZIL (16.5%)
   (q)373,153,448  Banco Bradesco (Preferred)........................       3,761
(a,d,q)295,998,880 Banco Nacional (Preferred)........................          14
    (q)40,997,030  Brahma (Preferred)................................      31,226
          351,070  Brahma ADR........................................       5,376
       (q)620,000  Brasmotor (Preferred).............................         138
        (e)20,000  CELESC GDR........................................       2,780
   (q)520,963,993  CEMIG (Preferred).................................      26,856
          237,486  CEMIG ADR.........................................      11,956
        (e)84,361  CEMIG ADR.........................................       4,348
    (q)11,559,000  Coteminas (Preferred).............................       4,509
    (a)33,704,500  CRT...............................................      50,716
     (q)1,232,300  CRT (Preferred)...................................       1,854
       45,390,000  Eletrobras........................................      25,380
          356,347  Eletrobras ADR....................................       9,942
    (q)17,525,850  Eletrobras, Class B (Preferred)...................      10,451
    (q)18,089,800  Itaubanco (Preferred).............................      10,132
        9,666,000  Lightpar..........................................       3,852
   (q)119,019,000  Lojas Arapua (Preferred)..........................       1,935
       (e)120,830  Lojas Arapua ADR..................................       2,003
    (q)52,673,000  Lojas Renner (Preferred)..........................       2,701
  (a,q)39,236,000  Pao de Acucar (Preferred).........................         893
     (e,q)152,589  Pao de Acucar ADR (Preferred).....................       3,471
    (q)63,285,333  Petrobras (Preferred).............................      17,577
        (q)12,500  Sadia Concordia (Preferred).......................          13
       79,644,000  Telebras..........................................      10,801
   (q)128,136,000  Telebras (Preferred)..............................      19,436
       (a,e)7,769  Telebras ADR......................................       1,179
          151,605  Telebras ADR......................................      23,006
     (a)4,957,162  TELESP............................................       1,462
     (q)6,496,914  TELESP(Preferred).................................       2,124
     (a,q)294,330  Unibanco GDR (Preferred)..........................      10,927
                                                                       ----------
                                                                          300,819
                                                                       ----------
  CHILE (0.6%)
          147,900  CCU ADR...........................................       3,245
           71,100  Enersis ADR.......................................       2,528
          167,112  Santa Isabel ADR..................................       5,389
                                                                       ----------
                                                                           11,162
                                                                       ----------
  CHINA (0.1%)
        4,056,000  Guangshen Railway Co., Ltd., Class H..............       1,780
                                                                       ----------
  COLOMBIA (0.2%)
       10,728,000  Banco de Colombia.................................       3,933
                                                                       ----------
  EGYPT (1.3%)
           89,993  Ameriyah Cement Co................................       2,192
          185,840  Commercial International Bank.....................       3,888
       (a)187,700  Commercial International Bank GDR (Registered)....       3,913


                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------
          114,650  Eastern Tobacco...................................  $    2,901
        (a)11,525  Egypt American Bank...............................         454
           49,350  Egyptian Finance & Industrial.....................       2,948
           78,000  Helwan Cement.....................................       1,651
           20,460  Madinet Nasr Housing & Development................       1,445
           21,655  North Cairo Flour Mills Co........................       1,128
          125,765  Torah Portland Cement.............................       3,182
                                                                       ----------
                                                                           23,702
                                                                       ----------
  HONG KONG (2.8%)
          717,000  Cheung Kong Holdings Ltd..........................       7,080
     (a)2,748,000  China Everbright-IHD Holdings Ltd.................       8,211
        7,143,000  China Resources Beijing Land......................       5,301
        2,392,000  China Resources Enterprise Ltd....................      11,733
           60,000  Guangshen Railway Co., Ltd. ADR...................       1,313
          441,000  Hutchison Whampoa Ltd.............................       3,814
          606,000  New World Development Co., Ltd....................       3,614
        1,098,000  Shanghai Industrial Holdings Ltd..................       6,831
        7,015,000  Zhenhai Refining & Chemical Co., Ltd., Class H....       2,535
                                                                       ----------
                                                                           50,432
                                                                       ----------
  HUNGARY (0.5%)
        (a)21,178  Borsod Chem Rt. GDR (Registered)..................         823
            7,700  Gedeon Richter....................................         709
           28,300  Gedeon Richter GDR (Registered)...................       2,604
       (a)158,984  MOL Magyar Olaj-es Gazipari Rt. GDR
                     (Registered)....................................       3,537
          112,800  Tisza Vegyi Kombinat Rt. GDR (Registered).........       1,932
                                                                       ----------
                                                                            9,605
                                                                       ----------
  INDIA (9.9%)
          230,000  American Dry Fruits...............................          41
              200  Andhra Valley Power Supply Co., Ltd...............           1
       (a)485,675  Apollo Tyres Ltd..................................       1,506
            1,337  Associated Cement Cos., Ltd.......................          54
              358  Bharat Forge Co., Ltd., Class A...................           1
        4,525,900  Bharat Heavy Electricals..........................      48,894
       (a)151,400  Bharat Pipes & Fittings Ltd., Class B.............           3
          710,040  Birla VXL Ltd.....................................         268
          141,642  Carrier Aircon Ltd................................         969
          335,400  Ceat Ltd..........................................         288
           10,702  Century Textiles and Industries Ltd...............         658
        1,148,400  Container Corp. of India Ltd......................      16,777
          350,100  Crompton Greaves Ltd..............................         729
          115,100  Dabur India Ltd...................................         771
       (a)600,000  DCL Polyesters Ltd................................          95
           14,500  Delta Industries Ltd..............................           4
          260,300  Esab India Ltd....................................         765
           50,000  Essel Packagings Ltd..............................         182
         (d)2,200  Federal Bank Ltd. (New)...........................           5

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------

  INDIA (CONT.)

     (a,d)200,300  Garware Plastics & Polyester (New)................  $      319
          376,700  Garware Plastics & Polyester, Class A.............         621
          688,500  Godrej Soaps Ltd..................................         442
        3,109,500  Great Eastern Shipping Co.........................       4,256
          329,000  Gujarat Ambuja Cements Ltd........................       3,184
           75,100  Gujarat Narmada Valley Fertilizers Co., Ltd.......          48
       (a)511,321  Hero Honda, Class B...............................       7,327
          740,100  Hindustan Development Corp., Ltd..................         219
          129,706  Housing Development Finance Corp..................      14,792
          315,400  ICI India Ltd.....................................       1,603
      (a,g)55,194  India Magnum Fund Ltd., (The) Class A.............       2,870
    (a,f,g)78,000  India Magnum Fund Ltd., (The) Class A (acquired
                     11/25/92-3/01/94, Cost $3,872)..................       4,056
       (a)644,615  India Organic Chemical Ltd........................          81
     (a)1,000,000  Indian Petrochemicals Corp., Ltd..................       4,050
       (a,d)4,125  Indian Seamless Metal Tubes Ltd. (New)............           2
           (a)200  Indian Seamless Steel & Alloys....................          --
       (a)571,047  Indo Rama Synthetics Ltd..........................         407
       (d)171,154  Indo Rama Synthetics Ltd. (New)...................         111
              140  Industrial Credit & Investment Corp. of Indian
                     Ltd.............................................          --
        1,149,500  Industrial Finance Corp. of India.................       1,027
          100,000  Infosys Technology Ltd............................       5,196
              100  ITC Agrotech Ltd., Class B........................          --
       (a)614,900  ITC Bhadrachalam Paperboards Ltd..................         790
       (d)500,913  ITC Bhadrachalam Paperboards Ltd. (New)...........         609
          542,619  ITC Ltd...........................................       8,530
            5,292  JCT Ltd. GDR......................................           8
     (a)1,500,162  JK Synthetics Ltd.................................         241
          490,000  KEC International Ltd.............................         660
          135,900  Kirloskar Oil Engines Ltd.........................         224
          185,450  Lakme Ltd., Class B...............................       2,135
          150,000  Lakshmi Precision Screws..........................          88
               10  Madras Cement Ltd.................................           2
          748,800  Mahanagar Telephone Nigam.........................       6,353
          309,534  Mahavir Spinning Mills Ltd........................         640
  (a,g)42,697,100  Morgan Stanley Growth Fund........................       7,633
      (a,g)19,389  Morgan Stanley India Investment Fund, Inc.........         251
           98,631  MRF Ltd., Class B.................................       8,127
           25,000  OM Sindoori Hotels Ltd............................          59
          350,000  Patheja Forgings & Auto Parts, Class B............         140
              530  PCS Data Products Ltd., Class B...................          --
       (a)218,440  Philips India Ltd.................................         531
              150  Priyadarshini Cement Ltd., Class B................          --
        (a)83,100  Raymond Ltd.......................................         151
     (a,d)104,875  Raymond Ltd. (Bonus Shares).......................         176
     (a)1,248,100  Sanghi Polyesters Ltd.............................         209
          190,900  Shanti Gears Ltd..................................         747

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------
        (a)37,300  Sharp Industries Ltd..............................  $        4
          140,636  Shree Vindhya Paper Mills.........................          67
            (a)50  Siemens India Ltd.................................          --
        (a)45,000  Sri Venkatesa Mills Ltd...........................         126
        1,605,150  State Bank of India...............................      15,256
           67,000  Sudarshan Chemical Industries Ltd.................          97
          212,662  Tata Engineering & Locomotive, Class A............       2,685
              470  Tata Hydro-Electric Power Supply Co...............           1
              111  Tata Iron and Steel Co., Ltd......................           1
          196,017  Tube Investments of India.........................         320
            1,676  United Phosphorus Ltd. GDR........................          11
        1,092,200  Uttam Steels Ltd., Class A........................         296
              100  Videocon International Ltd., Class A..............          --
            2,100  Videsh Sanchar Nigam Ltd..........................          68
           89,600  Wartsila Diesel Ltd...............................         995
                                                                       ----------
                                                                          180,853
                                                                       ----------
  INDONESIA (5.2%)
     (a)6,118,500  Astra International (Foreign).....................      25,158
  (a,d)11,288,294  Bank International Indonesia (Foreign)............       9,747
       20,407,000  Bank Negara Indonesia (Foreign)...................      13,006
     (d)4,580,500  Bimantara Citra (Foreign).........................       8,005
     (d)2,344,000  Gudang Garam (Foreign)............................       9,831
     (d)2,973,000  Hanjaya Mandala Sampoerna (Foreign)...............      11,338
        6,148,789  Indah Kiat Pulp & Paper Corp......................       1,075
     (d)6,426,432  Indah Kiat Pulp & Paper Corp. (Foreign)...........       3,765
   (a,d)2,150,400  Indofood Sukses Makmur (Foreign)..................       4,952
   (a,d)3,480,500  Matahari Putra Prima (Foreign)....................       7,013
          889,000  Mayora Indah (Foreign)............................         503
          365,000  Putra Surya Multidana (Foreign)...................         581
                                                                       ----------
                                                                           94,974
                                                                       ----------
  ISRAEL (2.3%)
     (a)2,047,600  Bank Hapoalim Ltd. (Registered)...................       4,261
       (a)152,300  Blue Square ADR...................................       2,627
          413,803  Elbit Systems Ltd.................................       4,942
            5,250  First International Bank of Israel, Class 1.......         760
            4,561  First International Bank of Israel, Class 5.......       3,514
          106,835  Koor Industries Ltd...............................       9,459
          768,000  Osem Investment Ltd...............................       4,072
        4,002,150  Supersol Ltd......................................      12,838
                                                                       ----------
                                                                           42,473
                                                                       ----------
  KOREA (7.0%)
          154,800  Cho Hung Bank Co., Ltd............................       1,028
          374,700  Cho Hung Bank Co., Ltd. GDR.......................       2,717
       (a)215,640  Hansol Paper Co., Ltd.............................       5,464
         (a)7,309  Hanwa Chemical Corp...............................          58
       (a)449,710  Housing & Commercial Bank, Korea..................       8,395

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------

  KOREA (CONT.)

       (a)265,160  Hyundai Engineering & Construction Co.............  $    6,808
          385,247  Kookmin Bank GDR..................................       8,138
     (a,d)340,325  Kookmin Bank GDR (New)............................       6,279
          403,310  Korea Electric Power Corp.........................      12,036
          270,400  Korea Exchange Bank...............................       1,781
          140,720  LG Information & Communication Ltd................      17,431
        (d)94,980  Pohang Iron & Steel Co., Ltd......................       9,728
          101,070  Pohang Iron & Steel Co., Ltd. ADR.................       3,234
       (a)281,325  Samsung Electronics...............................      31,492
       (e)112,454  Samsung Electronics GDR...........................       6,311
          433,830  Shinhan Bank Co., Ltd.............................       6,288
                                                                       ----------
                                                                          127,188
                                                                       ----------
  MALAYSIA (1.1%)
        1,956,000  Commerce Asset Holding Bhd........................       5,153
        1,010,200  Genting Bhd.......................................       4,843
          431,000  Rashid Hussain Bhd................................       2,732
        1,442,000  Resorts World Bhd.................................       4,342
          390,000  United Engineers Ltd..............................       2,812
                                                                       ----------
                                                                           19,882
                                                                       ----------
  MEXICO (11.0%)
          397,452  Apasco............................................       2,846
     (a)2,959,139  Banacci, Class B..................................       7,610
       (a)966,103  Banacci, Class L..................................       2,256
     (a)2,991,308  Bancomer, Class B.................................       1,444
     (a,e)878,610  Bancomer, Class B ADR.............................       8,566
          212,805  Carso ADR.........................................       3,001
          975,710  Carso, Class A1...................................       6,802
        1,483,278  Cemex CPO.........................................       6,451
        1,098,597  Cemex CPO ADR.....................................       9,530
       (a)584,290  Cemex, Class B....................................       2,858
          660,570  Cemex, Class B ADR................................       6,362
          146,857  Cifra, Class A....................................         272
        1,200,725  Cifra, Class C....................................       1,922
          135,236  Desc ADR..........................................       3,939
        7,111,302  FEMSA, Class B....................................      42,406
      (a,e)62,006  Gruma ADR.........................................       1,147
       (a)157,945  Gruma, Class B....................................         732
        2,537,746  Kimberly, Class A.................................      10,174
        1,055,469  Maseca, Class B...................................       1,155
       (a)985,073  Televisa CPO GDR..................................      29,922
           21,975  Telmex ADR........................................       1,049
        1,049,040  Telmex, Class L ADR...............................      50,092
                                                                       ----------
                                                                          200,536
                                                                       ----------
  MOROCCO (0.4%)
           82,900  SNI Maroc, Series 'V' (Bearer)....................       6,302
                                                                       ----------
  PAKISTAN (3.1%)
               15  Cherat Cement Ltd.................................          --
           31,200  Dewan Salman Fibre................................          27
       (a)843,419  D.G. Khan Cement Ltd..............................         254
        6,776,500  Fauji Fertilizer Co., Ltd.........................      13,329
     (a)5,289,000  Hub Power Co......................................       5,352
     (a)2,068,660  Karachi Electric Supply Corp......................         614
     (a)1,256,519  Nishat Mills Ltd..................................         622

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------
          956,506  Pakistan State Oil Co., Ltd.......................  $    7,703
        (a)38,350  Pakistan Telecommunications Corp. GDS.............       2,895
       29,255,200  Pakistan Telecommunications Corp., Class A........      22,257
     (a)5,286,254  Sui Northern Gas..................................       4,152
                                                                       ----------
                                                                           57,205
                                                                       ----------
  PERU (0.5%)
               47  Cementos Lima.....................................          --
          248,010  Tel Peru, Class B ADR.............................       6,495
          103,950  Telefonica del Peru S.A. ADR......................       2,722
                                                                       ----------
                                                                            9,217
                                                                       ----------
  PHILIPPINES (0.0%)
           28,120  Ayala Land, Inc., Class B.........................          26
                                                                       ----------
  POLAND (1.6%)
       (a)165,000  Agros Holding S.A., Class C.......................       4,393
        (a)33,000  Agros Holding S.A., Class D.......................         703
        (a)72,900  Bank of Handlowy W Warszawie S.A..................         776
        1,356,158  BIG, S.A..........................................       1,630
           27,340  Bank Slaski S.A...................................       1,955
           68,000  BRE Bank..........................................       1,428
          139,560  Debica S.A........................................       2,866
        (a)33,400  Eastbridge NV.....................................       2,245
          632,000  Elektrim S.A......................................       5,500
       (a)288,468  Exbud S.A.........................................       2,905
     (a)2,085,038  International UNP Holdings Ltd....................         302
       (a)373,740  Mostostal Exports S.A.............................       1,183
          491,000  Polifarb Wroclaw S.A..............................       1,838
           11,125  Wedel S.A.........................................         599
                                                                       ----------
                                                                           28,323
                                                                       ----------
  RUSSIA (6.5%)
       (a)592,359  Alliance Cellulose Ltd............................       3,981
       82,039,000  Edinaya Energetics (2nd Issue)....................      29,690
       (a)400,000  Global Tele-Systems Group, Inc. (Registered)......       8,000
    (a)13,765,000  Irkutskenergo.....................................       4,687
       (a)322,100  LUKoil Holding....................................       6,323
           80,000  LUKoil Holding ADR................................       6,280
     (a,e)127,230  LUKoil Holding GDR................................       9,988
       11,038,000  Mosenergo.........................................      15,464
       (a)352,340  Noyabrskneftegaz..................................       3,885
     (a)2,171,100  Rostelecom (New)..................................       8,424
       (a)317,851  Russian Telecomm Development Corp.................       1,510
           (a)990  Storyfirst Communications, Inc., Class C..........         660
         (a)2,640  Storyfirst Communications, Inc., Class D..........       1,980
         (a)3,250  Storyfirst Communications, Inc., Class E..........       3,250
         (a)1,331  Storyfirst Communications, Inc., Class F..........       3,327
          121,800  Surgutneftgaz ADR.................................       6,516
        (a)45,000  Tatneft ADR.......................................       4,793
                                                                       ----------
                                                                          118,758
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------
  SINGAPORE (0.4%)
     (a)1,891,200  Want Want Holdings................................  $    6,279
                                                                       ----------
  SOUTH AFRICA (7.5%)
          523,000  Amalgamated Banks of South Africa.................       3,752
        1,131,600  Barlow Rand Ltd...................................      12,309
          288,725  Bidvest Group Ltd.................................       2,227
          121,200  De Beers Centenary AG.............................       4,475
            6,050  Dreifontein Consolidated Ltd......................          41
        1,291,000  Ellerine Holdings Ltd.............................       9,191
          103,668  Foodcorp Ltd......................................         788
          769,000  First National Bank Holdings Ltd..................       6,610
        1,770,000  Gencor Ltd........................................       8,154
     (a)1,608,300  Illovo Sugar Ltd..................................       3,687
          924,300  Malbak Ltd........................................       1,467
       (g)224,490  Morgan Stanley Africa Investment Fund, Inc........       4,013
           23,526  New Clicks Holdings Ltd...........................          25
          890,000  Persetel Holdings Ltd.............................       6,258
        2,163,500  Rembrandt Group Ltd...............................      23,080
        1,340,900  Reunert Ltd.......................................       4,596
          152,416  South African Druggists Ltd.......................       1,277
          500,000  Sage Group Ltd....................................       2,645
        3,078,900  Sasol Ltd.........................................      40,378
          800,000  Spur Holdings Ltd.................................       1,534
                                                                       ----------
                                                                          136,507
                                                                       ----------
  TAIWAN (4.5%)
     (a)2,420,000  Acer, Inc.........................................       8,705
     (a)1,810,000  Asustek Computer, Inc.............................      23,960
       (a)980,000  China Development Corp............................       5,059
     (a)3,832,400  Compal Electronics................................      15,164
        8,083,000  Far Eastern Textiles..............................      12,706
        1,536,900  Formosa Plastics Corp.............................       3,704
     (a)1,919,060  Kuoyang Construction..............................       4,625
        1,950,200  Siliconware Precision Industries Co...............       6,594
                                                                       ----------
                                                                           80,517
                                                                       ----------
  THAILAND (5.2%)
          283,000  Advanced Information Service PCL..................       2,469
        1,150,650  Advanced Information Service PCL (Foreign)........       8,217
           44,600  Ban Pu Coal Co., Ltd. (Foreign)...................         651
        3,290,500  Bangkok Bank PCL (Foreign)........................      22,610
          818,000  Central Pattana PCL (Foreign).....................       1,137
        1,139,000  Industrial Finance Corp. of Thailand (Foreign)....       1,451
       (a)212,000  Lanna Lignite PCL.................................       1,498
        (a)12,000  Lanna Lignite PCL (Foreign).......................          80
          873,000  National Finance & Securities PCL.................         547
        1,596,000  National Finance & Securities PCL (Foreign).......       1,001
        2,168,400  National Petrochemical PCL........................       2,218
       (d)265,000  National Petrochemical PCL (Foreign)..............         271
           36,000  Shinawatra Computer Co. PCL.......................         249
     (d)1,325,400  Shinawatra Computer Co. PCL (Foreign).............       9,158


                                                                         VALUE
     SHARES                                                              (000)
---------------------------------------------------------------------------------
          150,000  Siam Cement PCL (Foreign).........................  $    2,594
        3,017,600  Siam Commercial Bank PCL (Foreign)................      12,348
        4,919,600  Thai Farmers Bank PCL (Foreign)...................      20,890
          352,000  Tipco Asphalt PCL.................................       1,834
        1,297,000  United Communications Industry PCL................       5,357
        (d)71,200  United Communications Industry PCL (Foreign)......         294
                                                                       ----------
                                                                           94,874
                                                                       ----------
  TURKEY (4.2%)
       12,340,300  Aksa..............................................         997
       58,474,500  Arcelik...........................................       7,874
       29,366,500  Bossa.............................................         662
       41,314,050  Ege Biracilik.....................................       9,597
       43,404,000  Erciyas Biracilik.................................       5,187
       97,591,000  Eregli Demir Celik................................      16,263
   (a)157,929,699  Garanti Bankasi A.S...............................       5,955
       85,297,759  Garanti Bankasi A.S. (New)........................       3,216
          896,750  Guney Biracilik Ve Malt Sanayii...................          51
        4,060,000  Migros (Registered)...............................       2,870
       45,393,000  Sabah.............................................         405
        5,805,000  Trakya Cam Sanayii................................         254
        1,102,406  Turkiye Garanti Bankasi ADR.......................       4,158
       36,780,000  Vestel Elektronik Sanayi Ve Ticaret A.S...........       2,055
   (a)168,832,200  Yapi Kredi (New)..................................       3,865
      601,356,510  Yapi Ve Kredi Bankasi A.S.........................      13,766
                                                                       ----------
                                                                           77,175
                                                                       ----------
  VENEZUELA (0.3%)
           79,630  Cantv ADR.........................................       3,434
        1,540,000  Electricidad de Caracas...........................       2,467
                                                                       ----------
                                                                            5,901
                                                                       ----------
  ZIMBABWE (0.9%)
        1,740,000  Delta Corp........................................       2,670
       (a)559,500  Meikles Africa Ltd................................       1,376
     (e)9,900,000  Trans Zambezi Industries Ltd......................       8,854
        3,800,000  Trans Zambezi Industries Ltd. (Registered)........       3,399
                                                                       ----------
                                                                           16,299
                                                                       ----------
TOTAL COMMON STOCKS (Cost $1,473,941)................................   1,748,159
                                                                       ----------
PREFERRED STOCKS (0.0%)
  INDIA (0.0%)
         (a)2,700  Fabworth (India) Ltd..............................           1
                                                                       ----------
  RUSSIA (0.0%)
        (a)85,000  Norilsk Nickel....................................         459
                                                                       ----------
TOTAL PREFERRED STOCKS (Cost $357)...................................         460
                                                                       ----------

     NO. OF
     RIGHTS
-----------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
     (a)1,200,493  CRT...............................................         275
                                                                       ----------
  INDIA (0.0%)
         (a)2,700  Philips India Ltd.................................          --
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     NO. OF                                                              VALUE
     RIGHTS                                                              (000)
---------------------------------------------------------------------------------
  MALAYSIA (0.0%)
       (a)391,200  Commerce Asset Holding Bhd........................  $       23
                                                                       ----------
  TURKEY (0.0%)
     (a)2,380,000  TAT Konserve......................................         160
                                                                       ----------
TOTAL RIGHTS (Cost $0)...............................................         458
                                                                       ----------

     NO. OF
    WARRANTS
-----------------

WARRANTS (0.0%)
  INDIA (0.0%)
     (a,d)176,850  Apollo Tyres Ltd., expiring 2/28/98...............          68
      (a,d)27,383  Flex Industries Ltd., expiring 11/23/97...........          26
                                                                       ----------
                                                                               94
                                                                       ----------
  INDONESIA (0.0%)
     (a)1,003,404  Bank International Indonesia (Foreign), expiring
                     1/17/00.........................................         392
     (a)1,093,118  Indah Kiat Pulp & Paper Corp., expiring 7/11/02...         191
                                                                       ----------
                                                                              583
                                                                       ----------
  MALAYSIA (0.0%)
       (a)244,500  Commerce Asset Holding Bhd, expiring 3/16/02......          --
                                                                       ----------
  THAILAND (0.0%)
       (a)800,000  Thai Farmers Bank PCL (Foreign), expiring
                     9/30/99.........................................         241
       (a)970,662  Thai Farmers Bank PCL (Foreign), expiring
                     9/15/02.........................................         422
                                                                       ----------
                                                                              663
                                                                       ----------
TOTAL WARRANTS (Cost $1,458).........................................       1,340
                                                                       ----------

      FACE
     AMOUNT
      (000)
-----------------

FIXED INCOME SECURITIES (0.4%)
  BULGARIA (0.4%)
U.S.$    (n)6,250  Bulgaria Front Loaded Interest Reduction Bond,
                     Series A, 2.25%, 7/28/12........................       3,570
            3,950  Bulgaria Discount Bond, Series A, 'Euro',
                     (Floating Rate) 6.563%, 7/28/24.................       2,913
                                                                       ----------
TOTAL FIXED INCOME SECURITIES (Cost $4,529)..........................       6,483
                                                                       ----------
CONVERTIBLE DEBENTURES (0.3%)
  INDIA (0.0%)
 INR       (d)336  DCM Shriram Industries Ltd.,
                     7.50%, 2/21/02..................................         373
                                                                       ----------
  RUSSIA (0.2%)
U.S.$           1  Storyfirst Communications, Inc.,
                     First Section, Tranche I, 25.00%, 7/30/97.......         802
                1  Storyfirst Communications, Inc., Second Section,
                     Tranche I, 25.00%, 7/30/97......................         885


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
U.S.$       (w)--  Storyfirst Communications, Inc., Tranche II,
                     26.00%, 7/30/97.................................  $      441
                1  Storyfirst Communications, Inc., Tranche IV,
                     28.00%, 7/30/97.................................         667
             (a)1  Storyfirst Communications, Inc., Tranche V,
                     29.00%, 7/30/97.................................         762
                                                                       ----------
                                                                            3,557
                                                                       ----------
  SOUTH AFRICA (0.1%)
  ZAR         111  Sasol Ltd. 8.50%..................................       1,387
                                                                       ----------
TOTAL CONVERTIBLE DEBENTURES (Cost $5,381)...........................       5,317
                                                                       ----------
NON-CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.1%)
 INR       (d)341  DCM Shriram Industries Ltd.,
                     9.90%, 2/21/02..................................         479
           (d)700  Saurashtra Cement & Chemicals Ltd., 18.00%,
                     11/27/98........................................       1,815
                                                                       ----------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,865).......................       2,294
                                                                       ----------
LOAN AGREEMENTS (0.4%)
  POLAND (0.0%)
U.S.$          54  Republic of Poland Interest Arrears PDI Bonds,
                     (Floating Rate), 4.00%, 10/27/14................          46
                                                                       ----------
  RUSSIA (0.4%)
 CHF    (b)11,910  Bank for Foreign Economic Affairs, 0.00%,
                     12/31/00........................................       7,240
                                                                       ----------
TOTAL LOAN AGREEMENTS (Cost $3,270)..................................       7,286
                                                                       ----------
TOTAL FOREIGN SECURITIES (97.2%) (Cost $1,491,801)...................   1,771,797
                                                                       ----------
SHORT-TERM INVESTMENT (1.4%)
  REPURCHASE AGREEMENT (1.4%)
U.S.$      24,636  Chase Securities, Inc. 5.70%, dated 7/01/97, to be repurchased at $24,640, collateralized by U.S.
                     Treasury Notes, 5.625%, due 2/15/06, valued at
                     $25,049 (Cost $24,636)..........................      24,636
                                                                       ----------
FOREIGN CURRENCY (1.0%)
  ARP           4  Argentine Peso....................................           4
  BRL       3,529  Brazilian Real....................................       3,278
  COP     160,515  Colombian Peso....................................         147
  HKD       1,533  Hong Kong Dollar..................................         198
  HUF      60,939  Hungarian Forint..................................         326
 INR       76,294  Indian Rupee......................................       2,131
 IDR    2,003,489  Indonesian Rupiah.................................         824
   MYR        296  Malaysian Ringgit.................................         117
  MXP       2,504  Mexican Peso......................................         316
  PKR       8,251  Pakistani Rupee...................................         204
 PHP        3,204  Philippines Peso..................................         121
 PLZ        5,623  Polish Zloty......................................       1,711
  ZAR      12,597  South African Rand................................       2,777
  KRW     728,384  South Korean Won..................................         820
  LKR           2  Sri Lankan Rupee..................................          --
  TWD      70,747  Taiwan Dollar.....................................       2,545
  THB      45,802  Thai Baht.........................................       1,768

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

FOREIGN CURRENCY (CONT.)

                                                                         VALUE
                                                                         (000)
     AMOUNT
      (000)
---------------------------------------------------------------------------------
 TRL   46,049,113  Turkish Lira......................................  $      310
  VEB     423,461  Venezuelan Bolivar................................         870
                                                                       ----------
TOTAL FOREIGN CURRENCY (Cost $18,649)................................      18,467
                                                                       ----------
TOTAL INVESTMENTS (99.6%) (Cost $1,535,086)..........................   1,814,900
                                                                       ----------

OTHER ASSETS (3.4%)
  Cash...................................................  $   12,901
  Receivable for Investments Sold........................      34,144
  Receivable for Portfolio Shares Sold...................       9,029
  Dividends Receivable...................................       5,442
  Interest Receivable....................................         399
  Foreign Withholding Tax Reclaim Receivable.............          55
  Other..................................................          59      62,029
                                                           ----------
LIABILITIES (-3.0%)
  Payable for Investments Purchased......................     (39,640)
  Payable for Foreign Taxes..............................      (6,023)
  Investment Advisory Fees Payable.......................      (5,189)
  Custodian Fees Payable.................................      (1,094)
  Payable for Portfolio Shares Redeemed..................        (870)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts............................................        (376)
  Administrative Fees Payable............................        (218)
  Payable for Closed Foreign Currency Exchange
    Contracts............................................        (109)
  Payable for Stamp Duty Tax.............................         (61)
  Directors' Fees & Expenses Payable.....................         (47)
  Sub-Administrative Fees Payable........................         (45)
  Distribution Fees Payable..............................         (15)
  Other Liabilities......................................        (319)    (54,006)
                                                           ----------  ----------
NET ASSETS (100%)....................................................  $1,822,923
                                                                       ----------
                                                                       ----------

NET ASSETS CONSIST OF:
Paid in Capital.................................  $1,449,752
Undistributed Net Investment Income.............       3,548
Accumulated Net Realized Gain...................      96,308
Unrealized Appreciation on Investments and
  Foreign Currency Translations (Net of accrual
  for foreign taxes of $6,023 on unrealized
  appreciation on investments)..................     273,315
                                                  ----------
NET ASSETS......................................  $1,822,923
                                                  ----------
                                                  ----------

CLASS A:
------------------------------------------------
NET ASSETS......................................  $1,808,434
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 98,090,062 outstanding $0.001
  par value shares (authorized 500,000,000
  shares).......................................      $18.44
                                                  ----------
                                                  ----------
CLASS B:
------------------------------------------------
NET ASSETS......................................     $14,489
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 786,792 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares).......................................      $18.42
                                                  ----------
                                                  ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                         NET
 CURRENCY TO                               IN EXCHANGE                UNREALIZED
   DELIVER        VALUE     SETTLEMENT         FOR         VALUE     GAIN (LOSS)
    (000)         (000)        DATE           (000)        (000)        (000)
--------------   --------   -----------   -------------   --------   ------------
  PLZ    3,134   $    954     7/01/97     U.S.$     954   $    954   $        --
U.S.$    5,145      5,145     7/01/97        ZAR 23,279      5,131           (14)
U.S.$    2,597      2,597     7/02/97        THB 67,182      2,593            (4)
U.S.$    2,276      2,276     7/02/97        PKR 91,835      2,272            (4)
   HKD  13,195      1,703     7/03/97     U.S.$   1,703      1,703            --
U.S $    2,896      2,896     7/03/97        THB 74,910      2,892            (4)
  HKD    5,911        763     7/07/97     U.S.$     763        763            --
  THB  449,017     17,022     8/18/97     U.S.$  16,800     16,800          (222)
  THB   96,552      3,660     8/18/97     U.S.$   3,600      3,600           (60)
  THB  488,058     18,495     8/19/97     U.S.$  18,130     18,130          (365)
U.S.$    2,975      2,975     8/19/97        THB  8,176      3,038            63
 THB 1,063,469     39,853     9/16/97     U.S.$  40,087     40,087           234
                 --------                                 --------   ------------
                 $ 98,339                                 $ 97,963   $      (376)
                 --------                                 --------   ------------
                 --------                                 --------   ------------

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $84,378 or 4.6% of net assets at June 30, 1997) were valued at fair value-See note A-1 to financial statements.
(e)   --  144A Security -- Certain conditions for public sale may exist
(f) -- Restricted as to public resale. Total value of restricted securities at June 30, 1997 was $4,056 or 0.2% of net assets. (Total cost $3,782)
(g)   --  The fund is advised by an affliate
(n) -- Step Bond- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
(q)   --  Non-voting stock
(w)   --  Amount is less than $500.
ADR   --  American Depositary Receipt
CHF   --  Swiss Franc
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PCL   --  Public Company Limited
PDI   --  Past Due Interest
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1997.

            SUMMARY OF FOREIGN SECURITIES BY INDUSTY CLASSIFICATION

                                            VALUE          PERCENT OF
INDUSTRY                                    (000)          NET ASSETS
--------------------------------------------------------------------------
Capital Equipment......................  $   139,244                  7.6%
Consumer Products......................      314,183                 17.2
Energy.................................      277,069                 15.2
Finance................................      342,975                 18.8
Goldmines..............................        6,093                  0.4
Loan Agreements........................        7,286                  0.4
Materials..............................      116,414                  6.4
Multi-Industry.........................      165,859                  9.1
Services...............................      402,674                 22.1
                                         -----------                  ---
                                         $ 1,771,797                 97.2%
                                         -----------                  ---
                                         -----------                  ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Austria                1.0%
Belgium                1.0%
Denmark                2.3%
Finland                3.7%
France                11.7%
Germany               13.0%
Italy                  5.6%
Netherlands           10.8%
Norway                 1.9%
Portugal               0.4%
Spain                  4.6%
Sweden                 5.6%
Switzerland           14.3%
United Kingdom        23.7%
Other                  0.4%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      14.85%       25.57%          21.03%
PORTFOLIO -- CLASS B....      14.82        25.20           24.47
INDEX -- CLASS A........      14.26        29.99           18.83
INDEX -- CLASS B........      14.26        29.99           23.78

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 14.85% and 25.57%, respectively, for the Class A shares; and 14.82% and 25.20%, respectively, for the Class B shares as compared to total returns of 14.26% and 29.99%, respectively, for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). From inception on April 2, 1993 to June 30, 1997, the average annual total return of Class A was 21.03% as compared to 18.83% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 24.47% as compared to 23.78% for the Index.

During this period the European equity markets continued their strong performance. In U.S. dollar terms, the Swiss market was the top performer with the export stocks leading the way helped by a weaker Swiss franc. The Spanish market was also strong, up over 20% following excellent performance in 1996. Telefonica, the telecommunications group has continued its strong performance helped by the fast growing mobile phone market and their exposure to Latin America. We have also started to see good returns from some of the smaller stocks in Spain with Bodegas y Bebidas one of the top performers in the market. The only European market to show negative returns year-to-date is Austria with the banks being particularly poor performers.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

The investment environment in continental Europe is largely similar across markets and is positive for equities, with slow but steady growth and low inflation. Growth continues to be driven by the export sector, helped by weaker currencies, although in some markets there are some signs of a pick up in the domestic economy. In France, the surprise win by the leftist coalition in the general election initially led to a weak equity market but this was soon reversed when the new government committed to a sound fiscal policy and a pro-European stance. The exception has been the U.K. with stronger levels of growth and inflationary concerns leading to the Bank of England raising interest rates.

The Portfolio remains overweight in Switzerland, Spain and the Netherlands and underweight the U.K.. However, we have been adding to the U.K. market as we find value relative to other European Markets. In recent months we have added the following stocks to the Portfolio.

Esselte is an office products manufacturer with a strong pan-European position as well as strong market share in the USA and Australia. The firm's management has had to restructure the group's operations to confront the competition from superstore chains. This rationalization has included using the superstores as an important outlet for their products. The company is now well placed to pick up in the growth of this market, particularly in Europe.

Peninsular & Oriental Steam Navigation is a diverse conglomerate of transport-related and investment property assets. Its most valuable business is Peninsular & Oriental Steam Navigation Cruises, which owns the Peninsular & Oriental Steam Navigation and Princess brands. Peninsular & Oriental Steam Navigation's fundamental problem in the past has been poor capital allocation and over-investment in capital-intensive, low return businesses, particularly containers and bulk shipping. Peninsular & Oriental Steam Navigation should increase its return on capital through better asset utilization, disposal of low yielding assets and better allocation of capital. Peninsular & Oriental Steam Navigation's discount to the sum of its parts should close up as better returns start to emerge. In addition, Peninsular & Oriental Steam Navigation's extensive U.K. property holdings makes it a backdoor play on the turning U.K. property market and its asset intensity a backstop against any return of inflation.

Valora is a Swiss retail conglomerate whose main division runs a Kiosk network commanding a 60% share of the Swiss market. Its two other divisions, foods wholesaling and mattresses, are also market leaders. Following years of mis-management, the group is currently restructuring the Kiosk division.
We expect this reorganization to unlock the significant cash generating capabilities of the division. The benefits of the restructuring are not yet priced in. Purchased on 7.1 times cash flow, the stock offers attractive value.

Valmet is the world's leading paper machine manufacturer with a strong global position. In recent years it has expanded from its strong European base and is now well established in both North America and the fast growing markets in Asia. In recent years the group has reduced its cyclicality by increasing the use of subcontractors and expanding the service and maintenance business. Valmet has a strong financial position and is cheap on earnings and cash flow.

Pharmacia & Upjohn is a pharmaceutical company whose price has fallen in recent months due to a combination of disappointing earnings announcements and the surprise resignation of the CEO. Earnings have declined due to adverse currency exposure and higher marketing costs ahead of new drug launches. We believe, however, that the product pipeline is underrated and includes a potential blockbuster, Detrusitol (incontinence), and this should lead to above sector average revenue growth of 7-8% per annum over the next five years. Management is targeting operating margins of 25% over the same period.

Spectra-Physics is a high-tech conglomerate currently slimming down its field of activities. The company has had a weak track record in recent years after, by the admission of the new CEO, having become 'lazy' on double digit margins resulting in a lack of focused new product development and a number of acquisitions in unrelated areas. The focus is now on measurement technology. The new CEO is not only consolidating the business and rejuvenating new product development, but also focusing on the cost base. The emphasis in the past had tended to be on scientific and technological expertise while the commerciality of the products and processes tended to take second place.

Robert Sargent
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

COMMON STOCKS (96.4%)
  AUSTRIA (1.0%)
      27,890  Boehler-Uddeholm AG...............................  $    2,163
       6,230  Radex-Heraklith Industriebet......................         263
                                                                  ----------
                                                                       2,426
                                                                  ----------
  BELGIUM (1.0%)
      52,300  G.I.B. Holdings Ltd...............................       2,502
          55  G.I.B. Holdings Ltd. VVPR (New)...................           3
                                                                  ----------
                                                                       2,505
                                                                  ----------
  DENMARK (2.3%)
      50,000  BG Bank A/S.......................................       2,765
      52,700  Unidanmark A/S, Class A (Registered)..............       2,962
                                                                  ----------
                                                                       5,727
                                                                  ----------
  FINLAND (3.7%)
   (a)68,600  Amer-Yhtymae Oy, Class A..........................       1,235
      48,600  Huhtamaki Oy, Series 1............................       2,093
       6,825  Kone Oy, Class B..................................         815
     300,000  Merita Ltd., Class A..............................       1,000
     247,600  Rautaruukki Oy....................................       2,600
      69,700  Valmet Oy.........................................       1,206
                                                                  ----------
                                                                       8,949
                                                                  ----------
  FRANCE (11.7%)
      10,800  Alcatel Alsthom...................................       1,353
      25,804  Banque Nationale de Paris.........................       1,064
       4,900  Bongrain S.A......................................       1,918
      22,000  Cie de Saint Gobain...............................       3,209
      23,300  Elf Aquitaine S.A.................................       2,515
      14,990  Eridania Beghin-Say S.A...........................       2,245
      17,400  Groupe Danone.....................................       2,876
      48,511  Lafarge S.A.......................................       3,018
      53,600  Legris Industries S.A.............................       2,527
   (a)22,800  SGS-Thompson Microelectronics N.V.................       1,801
      35,600  Total S.A., Class B...............................       3,600
     140,000  Usinor Sacilor....................................       2,526
                                                                  ----------
                                                                      28,652
                                                                  ----------
  GERMANY (9.8%)
      53,000  BASF AG...........................................       1,956
      62,550  Bayer AG..........................................       2,411
       2,400  Buderus AG........................................       1,333
     111,100  Gerresheimer Glas AG..............................       1,864
     173,700  Lufthansa AG......................................       3,343
       2,300  Mannesmann AG.....................................       1,028
   (a)11,800  Metro AG..........................................       1,286
       2,675  Suedzucker AG.....................................       1,435
      46,400  VEBA AG...........................................       2,622
       6,000  Viag AG...........................................       2,741
       5,000  Volkswagen AG.....................................       3,791
                                                                  ----------
                                                                      23,810
                                                                  ----------


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
  ITALY (5.6%)
     605,000  Editoriale L'Expresso S.p.A.......................  $    2,015
     270,800  Marzotto (Gaetano) & Figli S.p.A..................       2,266
  (a)921,400  Olivetti S.p.A....................................         261
   1,009,000  Sogefi S.p.A......................................       2,553
     765,000  Stet Di Risp (NCS)................................       2,655
     811,000  Telecom Italia S.p.A..............................       2,429
     814,000  Telecom Italia S.p.A. Di Risp (NCS)...............       1,611
                                                                  ----------
                                                                      13,790
                                                                  ----------
  NETHERLANDS (10.8%)
     143,164  ABN Amro Holdings N.V.............................       2,672
      18,600  Akzo Nobel N.V....................................       2,551
      10,357  Hollandsche Beton Groep N.V.......................       2,364
      80,700  ING Groep N.V.....................................       3,724
      40,800  KLM Royal Dutch Airlines N.V......................       1,259
      35,000  Koninklijke Bijenkorf Beheer N.V..................       2,450
     138,380  Koninklijke KNP BT N.V............................       3,154
      41,900  Koninklijke Van Ommeren N.V.......................       1,628
      91,000  Philips Electronics N.V...........................       6,523
                                                                  ----------
                                                                      26,325
                                                                  ----------
  NORWAY (1.9%)
     367,200  Den Norske Bank ASA...............................       1,438
     130,120  Saga Petroleum A/S, Class B.......................       2,273
  (a)167,600  Storebrand ASA....................................       1,000
                                                                  ----------
                                                                       4,711
                                                                  ----------
  PORTUGAL (0.4%)
      53,000  Banco Totta & Acores, S.A., Class B
                (Registered)....................................         886
                                                                  ----------
  SPAIN (4.6%)
      11,518  Bodegas y Bebidas S.A.............................         524
     204,000  Iberdrola S.A.....................................       2,577
     156,600  Telefonica de Espana S.A..........................       4,530
     314,600  Uralita S.A.......................................       3,515
                                                                  ----------
                                                                      11,146
                                                                  ----------
  SWEDEN (5.6%)
      21,950  Esselte AB, Class B...............................         517
     117,500  Nordbanken AB.....................................       3,950
      20,000  Pharmacia & Upjohn, Inc...........................         675
      43,900  Skandia Forsakrings AB............................       1,618
      77,500  S.K.F. AB, Class B................................       2,004
      88,900  Sparbanken Sverige AB, Class A....................       1,977
      69,300  Spectra-Physics AB, Class A.......................       1,246
      50,000  Svenska Handelsbanken, Class A....................       1,600
                                                                  ----------
                                                                      13,587
                                                                  ----------
  SWITZERLAND (14.3%)
    (a)2,440  Ascom Holdings AG (Bearer)........................       3,411
      (a)540  Baloise Holding Ltd. (Registered).................       1,287
       1,710  Bobst AG (Bearer).................................       2,905
       7,550  Forbo Holding AG (Registered).....................       3,258

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  SWITZERLAND (CONT.)

       3,800  Holderbank Financiere Glarus AG, Class B
                (Bearer)........................................  $    3,589
    (a)4,000  Magazine Globus (Participating Certificates)......       2,164
       3,100  Nestle S.A. (Registered)..........................       4,090
         486  Novartis AG (Bearer)..............................         776
       1,173  Novartis AG (Registered)..........................       1,875
      10,800  Oerlikon-Buehrle Holding AG (Registered)..........       1,265
         600  Schindler Holding AG (Participating
                Certificates)...................................         750
       1,320  Schindler Holding AG (Registered).................       1,695
       1,760  Schweizerische Industrie-Gesellschaft Holdings AG
                (Registered)....................................       2,616
       3,030  Sulzer AG (Registered)............................       2,594
    (a)5,800  Valora Holding AG.................................       1,232
       3,750  Zuerich Versicherung (Registered).................       1,492
                                                                  ----------
                                                                      34,999
                                                                  ----------
  UNITED KINGDOM (23.7%)
     262,700  Associated British Foods plc......................       2,262
     402,392  BAT Industries plc................................       3,601
     339,100  BG plc............................................       1,242
     191,600  Bank of Scotland..................................       1,231
     210,500  Bass plc..........................................       2,569
     421,600  British Telecommunications plc....................       3,131
     207,550  Burmah Castrol plc................................       3,511
     462,134  Christian Salvesen plc............................       2,170
     630,000  Courtaulds Textiles plc...........................       3,221
     491,500  Grand Metropolitan plc............................       4,730
     563,900  Imperial Tobacco Group plc........................       3,624
     902,552  John Mowlem & Co. plc.............................       1,849
     460,000  Kwik Save Group plc...............................       2,320
     113,600  Peninsular & Oriental Steam
                Navigation Co...................................       1,131
       7,200  Premier Farnell plc...............................          56
     302,900  Racal Electronic plc..............................       1,210
     258,000  Reckitt & Colman plc..............................       3,854
     346,822  Royal & Sun Alliance Insurance Group plc..........       2,564
     359,050  Scottish Hydro-Electric plc.......................       2,481
     180,000  Southern Electric plc.............................       1,325
     447,318  Tate & Lyle plc...................................       3,326
     120,000  Unilever plc......................................       3,435
     728,600  WPP Group plc.....................................       2,978
                                                                  ----------
                                                                      57,821
                                                                  ----------
TOTAL COMMON STOCKS (Cost $189,810).............................     235,334
                                                                  ----------
PREFERRED STOCKS (3.2%)
  GERMANY (3.2%)
       8,263  Dyckerhoff AG.....................................       2,991
      36,000  Hornbach Holding AG...............................       3,004
       3,200  Volkswagen AG.....................................       1,790
                                                                  ----------
TOTAL PREFERRED STOCKS (Cost $4,926)............................       7,785
                                                                  ----------
TOTAL FOREIGN SECURITIES (99.6%) (Cost $194,736)................     243,119
                                                                  ----------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.2%)
  REPURCHASE AGREEMENT (0.2%)
$        523  Chase Securities, Inc. 5.70%, dated 6/30/97, due
                7/01/97, to be repurchased at $523,
                collateralized by U.S. Treasury Notes, 5.625%,
                due 2/15/06, valued at $533 (Cost $523).........  $      523
                                                                  ----------
FOREIGN CURRENCY (1.0%)
  GBP      1  British Pound.....................................           1
   DKK     1  Danish Krone......................................          --
  DEM  3,912  German Mark.......................................       2,244
 ITL  28,976  Italian Lira......................................          17
  ESP    928  Spanish Peseta....................................           6
  CHF    175  Swiss Franc.......................................         120
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $2,412)............................       2,388
                                                                  ----------

TOTAL INVESTMENTS (100.8%) (Cost $197,671)...............   246,030
                                                           --------
OTHER ASSETS (0.7%)
  Dividends Receivable.......................  $    1,002
  Foreign Withholding Tax Reclaim
    Receivable...............................         334
  Receivable for Investments Sold............         245
  Receivable for Portfolio Shares Sold.......         101
  Other Assets...............................           1     1,683
                                               ----------
LIABILITIES (-1.5%)
  Payable for Portfolio Shares Redeemed......      (1,912)
  Bank Overdraft.............................        (652)
  Payable for Investments Purchased..........        (557)
  Investment Advisory Fees Payable...........        (399)
  Custodian Fees Payable.....................         (36)
  Administrative Fees Payable................         (30)
  Directors' Fees & Expenses Payable.........          (6)
  Distribution Fees Payable..................          (2)
  Other Liabilities..........................         (36)   (3,630)
                                               ----------  --------
NET ASSETS (100%)........................................  $244,083
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $185,994
Undistributed Net Investment Income...............     3,491
Accumulated Net Realized Gain.....................     6,235
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................    48,363
                                                    --------
NET ASSETS........................................  $244,083
                                                    --------
                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                     AMOUNT
                                                     (000)
------------------------------------------------------------

CLASS A:
--------------------------------------------------
NET ASSETS........................................  $239,958
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,511,764 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....    $19.18
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................    $4,125
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 215,469 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....    $19.14
                                                    --------
                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency contracts open at June 30, 1997, the portfolio is obligated to deliver or is to receive foreign currency in exchange for US dollars as indicated below:

                                                                  NET
CURRENCY TO                           IN EXCHANGE              UNREALIZED
  DELIVER      VALUE    SETTLEMENT        FOR        VALUE    GAIN (LOSS)
   (000)       (000)       DATE          (000)       (000)       (000)
------------   ------   -----------   ------------   ------   ------------
U.S.$    380   $ 380      7/2/97         GBP   228   $ 380    $        --
               ------                                ------         -----
               ------                                ------         -----

------------------------------------------------------------

(a)   --  Non-income producing security
NCS   --  Non Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
---------------------------------------------------------------
Capital Equipment                        $   42,469      17.4  %
Consumer Goods                               55,693      22.8
Energy                                       16,057       6.6
Finance                                      33,230      13.6
Materials                                    51,375      21.1
Multi-Industry                                6,448       2.6
Services                                     37,847      15.5
                                         ----------       ---
                                         $  243,119      99.6  %
                                         ----------       ---
                                         ----------       ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.2%
Canada                 0.4%
France                 4.0%
Germany                8.0%
Hong Kong              0.7%
Ireland                5.3%
Italy                  2.8%
Japan                 10.2%
Netherlands            4.8%
Spain                  2.8%
Sweden                 0.5%
Switzerland            4.8%
United Kingdom         9.3%
United States         42.0%
Other                  3.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      16.81%       26.51%          20.87%
PORTFOLIO -- CLASS B....      16.60        26.05           26.64
INDEX -- CLASS A........      15.38        22.27           15.17
INDEX -- CLASS B........      15.38        22.27           19.45

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in issuers located in emerging markets.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 16.81% and 26.51%, respectively, for the Class A shares; and 16.60% and 26.05%, respectively, for the Class B shares as compared to total returns of 15.38% and 22.27%, respectively, for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). From inception on July 15, 1992 to June 30, 1997, the average annual total return of Class A was 20.87% as compared to 15.17% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 26.64% as compared to 19.45% for the Index.

A stunning rally in the U.S. saw the MSCI USA Index up 17.7% for the second quarter as indicators suggested second quarter GDP growth had slowed from the first quarter's unsustainable 5.9%. Investors were encouraged by the Federal Reserve Board's decision to leave interest rates unchanged at their May meeting, reconfirmed on July 2nd. Inflation was key, the consumption price deflator at 1.8% suggests underlying inflation remains quiescent and below 2%. Further budget deficit reductions, a mooted cut in capital gains tax, heavy mutual fund inflows (for May, $20 billion) and continuing merger activity all helped power the Index to new records.

Japan, unusually in recent times, was one of the strongest markets over the quarter. The MSCI Japan Index rose 23.7% in U.S. dollars, 14.3% in yen, reflecting the sharp currency rise that followed Japanese Treasury officials' remarks in response to U.S. concerns about Japan's rising trade surplus. Financial sector problems, most recently manifest in the Nomura Securities scandal, continue to plague the banks. April's Value Added Tax (VAT) hike, however, was less of a drag on domestic consumption than expected. Japan remains a two tier market -- large manufacturers/ exporters thrive while smaller, non-manufacturing companies from a range of sectors, particularly those facing deregulation, continue to struggle.

The MSCI Europe Index rose 8.9% in U.S. dollar terms and 11.1% in local currency. Political concerns dominated the quarter, with the initial shock of a

--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
Socialist administration in France and the German government's unusual public disagreement with the Bundesbank over the treatment of its gold reserves. Spain and Switzerland were again outstanding performers.

The U.K. lagged the other major markets as interest rates rose to offset an overheating domestic economy. The MSCI U.K. Index rose 8% in U.S. dollars and 6.5% in sterling terms. The 25 basis point rate rise that followed Labor's landslide election in May was followed in June by a further 25 basis point increase as the Bank of England quickly utilized its hard won independence. While currency strength continued to dampen exports, this was offset by strong gains in the financial sector with the listing of the Norwich Union Building Society and takeover speculation at National Westminster Bank.

Clearly, it is difficult to argue that the U.S. market is other than fully priced. Only time will tell whether there has been a 'paradigm' shift given the continued lack of pricing power in the face of both robust economic growth and a fully employed workforce. Earnings, however, have consistently beaten the consensus for the past seventeen quarters, continuing to confound most market strategists. Labor markets, however, remain tight and yet productivity gains are strong and jobs are still perceived as being easily available. With early indications of a return to 3-4% GDP growth in the second half of the year the prospect of further interest rate tightening remains a strong possibility.

In terms of currencies, we still subscribe to the view that the U.S. dollar should be underpinned as the Fed is likely to raise rates further and European and Japanese central banks will initially be inclined not to follow. Low levels of nominal yields will also continue to encourage capital outflows from these regions despite recent words of caution from the Japanese as investors search for higher returns. Ongoing financial sector problems are likely in our opinion to prevent the Bank of Japan from raising rates this year.

Our overall position in the United States remains slightly underweight versus the benchmark and we remain at about half weighting in Japan following a recent visit there from our Chief Investment Officer, which reinforced our belief that it is currently hard to find value in this market. We are overweight in Europe where we continue to find relative value primarily in The Netherlands, Switzerland and Germany.

Frances Campion
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

COMMON STOCKS (95.1%)
  AUSTRALIA (1.2%)
      163,407  Coles Myer Ltd....................................  $      850
      105,100  CSR Ltd...........................................         407
                                                                   ----------
                                                                        1,257
                                                                   ----------
  CANADA (0.4%)
        5,350  Potash Corp. of Saskatchewan, Inc.................         403
                                                                   ----------
  FRANCE (4.0%)
       27,352  Banque Nationale de Paris.........................       1,128
        2,010  Bongrain S.A......................................         786
        9,266  Elf Aquitaine S.A.................................       1,000
       11,000  Scor S.A..........................................         443
       10,365  Valeo S.A.........................................         644
                                                                   ----------
                                                                        4,001
                                                                   ----------
  GERMANY (6.3%)
       25,900  BASF AG...........................................         956
       32,920  Bayer AG..........................................       1,269
        3,470  Karstadt AG.......................................       1,254
        1,900  Mannesmann AG.....................................         849
     (a)2,364  Sinn AG...........................................         502
       (a)175  Varta AG..........................................          28
        6,600  VEBA AG...........................................         373
          800  Viag AG...........................................         366
        1,000  Volkswagen AG.....................................         758
                                                                   ----------
                                                                        6,355
                                                                   ----------
  HONG KONG (0.7%)
      189,600  Jardine Strategic Holdings, Inc...................         717
                                                                   ----------
  IRELAND (5.3%)
      690,253  Anglo Irish Bank Corp. plc........................         878
       69,200  Clondalkin Group plc..............................         671
      264,836  Green Property plc................................       1,435
      462,436  Irish Life plc....................................       2,380
                                                                   ----------
                                                                        5,364
                                                                   ----------
  ITALY (2.8%)
   (a)624,000  Olivetti S.p.A....................................         177
      431,000  Stet Di Risp (NCS)................................       1,496
      603,400  Telecom Italia S.p.A. Di Risp (NCS)...............       1,195
                                                                   ----------
                                                                        2,868
                                                                   ----------
  JAPAN (10.2%)
          140  East Japan Railway Co.............................         718
       66,000  Fuji Photo Film Ltd...............................       2,656
       21,000  Hitachi Ltd.......................................         235
       81,000  Kao Corp..........................................       1,124
       47,000  Matsushita Electric Industries Ltd................         948
      140,000  Nichido Fire & Marine Insurance Co., Ltd..........       1,021
      222,000  NKK Corp..........................................         477
        9,000  Sony Corp.........................................         785
       86,000  Sumitomo Rubber Industries........................         579


                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------
       13,000  TDK Corp..........................................  $      954
       37,400  Toyo Seikan Kaisha Ltd............................         829
                                                                   ----------
                                                                       10,326
                                                                   ----------
  NETHERLANDS (4.8%)
       83,012  ABN Amro Holdings N.V.............................       1,549
        1,888  Hollandsche Beton Groep N.V.......................         431
       35,324  ING Groep N.V.....................................       1,630
       17,200  Philips Electronics N.V...........................       1,233
                                                                   ----------
                                                                        4,843
                                                                   ----------
  SPAIN (2.8%)
       51,300  Iberdrola S.A.....................................         648
       74,800  Telefonica de Espana S.A..........................       2,164
                                                                   ----------
                                                                        2,812
                                                                   ----------
  SWEDEN (0.5%)
       14,300  Skandia Forsakrings AB............................         527
                                                                   ----------
  SWITZERLAND (4.8%)
       (a)400  Ascom Holdings AG (Bearer)........................         559
          370  Bobst AG (Bearer).................................         629
        1,200  Forbo Holding AG (Registered).....................         518
          835  Holderbank Financiere Glarus AG, Class B
                 (Bearer)........................................         789
     (a)1,200  Magazine Globus (Participating Certificates)......         649
          780  Schweizerische Industrie-Gesellschaft Holdings AG
                 (Registered)....................................       1,159
          680  Sulzer AG (Registered)............................         582
                                                                   ----------
                                                                        4,885
                                                                   ----------
  UNITED KINGDOM (9.3%)
       36,900  Bass plc..........................................         450
       26,500  Burmah Castrol plc................................         448
      228,888  Christian Salvesen plc............................       1,075
       61,000  Imperial Tobacco Group plc........................         392
      103,413  John Mowlem & Co. plc.............................         212
      241,400  Matthews (Bernard) plc............................         454
 (a,d)653,333  Pentos plc........................................          --
       85,550  Racal Electronic plc..............................         342
      138,491  Reckitt & Colman plc..............................       2,069
       63,702  Rolls-Royce plc...................................         243
       57,600  Scottish Hydro-Electric plc.......................         398
      126,553  Southern Electric plc.............................         931
      101,577  Tate & Lyle plc...................................         755
       40,000  Unilever plc......................................       1,145
      113,800  WPP Group plc.....................................         465
                                                                   ----------
                                                                        9,379
                                                                   ----------
  UNITED STATES (42.0%)
       23,800  Albertson's, Inc..................................         869
       17,750  Aluminum Company of America.......................       1,338
    (a)13,300  AMR Corp..........................................       1,230
       36,904  Ascent Entertainment Group, Inc...................         337
       16,200  AT&T Corp.........................................         568
    (a)26,300  Beazer Homes USA, Inc.............................         421

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

  UNITED STATES (CONT.)

       21,800  Borg-Warner Automotive, Inc.......................  $    1,179
       33,300  Browning-Ferris Industries, Inc...................       1,107
   (a)129,300  Cadiz Land Co., Inc...............................         679
       75,500  Comsat Corp.......................................       1,798
    (a)69,000  Data General Corp.................................       1,794
   (a)109,000  Egghead, Inc......................................         429
       43,100  Enhance Financial Services Group, Inc.............       1,891
       23,500  Finova Group, Inc.................................       1,798
    (a)90,600  GenRad, Inc.......................................       2,050
       13,800  Georgia Pacific Corp..............................       1,178
       39,300  Greenfield Industries, Inc........................       1,061
       16,100  Greenpoint Financial Corp.........................       1,072
       34,000  Houghton Mifflin Co...............................       2,270
       22,500  IBP, Inc..........................................         523
    (a)83,000  InteliData Technologies Corp......................         399
       20,900  Lukens, Inc.......................................         393
       11,200  MBIA, Inc.........................................       1,264
       61,400  MCI Communications Corp...........................       2,350
       24,600  Mellon Bank Corp..................................       1,110
     (a)1,012  NCR Corp..........................................          30
       34,700  Penncorp Financial Group, Inc.....................       1,336
        4,900  Pennzoil Co.......................................         376
       53,800  Pharmacia & Upjohn, Inc...........................       1,870
       67,500  Philip Morris Cos., Inc...........................       2,995
       22,000  Polaroid Corp.....................................       1,221
       12,000  Prime Retail, Inc.................................         161
       14,050  Tandy Corp........................................         787
       11,300  Tecumseh Products Co., Class A....................         676
       38,100  Terra Nova (Bermuda) Holdings Ltd., Class A.......         800
    (a)16,800  Toys "R" Us, Inc..................................         588
       28,800  UST Corp..........................................         644
    (a)47,400  Waban, Inc........................................       1,526
   (a)135,400  WorldCorp, Inc....................................         347
                                                                   ----------
                                                                       42,465
                                                                   ----------
TOTAL COMMON STOCKS (Cost $71,244)...............................      96,202
                                                                   ----------
PREFERRED STOCKS (1.7%)
  GERMANY (1.7%)
        3,000  Volkswagen AG (Cost $647).........................       1,678
                                                                   ----------

   NO. OF
   RIGHTS
-------------

RIGHTS (0.0%)
  SWITZERLAND (0.0%)
       (a)680  Sulzer AG (Cost $0)...............................          --
                                                                   ----------


    FACE
   AMOUNT                                                            VALUE
    (000)                                                            (000)
-----------------------------------------------------------------------------

CONVERTIBLE BOND (0.0%)
  HONG KONG (0.0%)
$      21,000  Jardine Strategic Holdings, Inc., IDR, 7.50%,
                 5/07/49 (Cost $21)..............................  $       26
                                                                   ----------
TOTAL FOREIGN & U.S. SECURITIES (96.8%) (Cost $71,912)...........      97,906
                                                                   ----------
SHORT-TERM INVESTMENT (0.9%)
  REPURCHASE AGREEMENT (0.9%)
          895  Chase Securities, Inc. 5.70%, dated 6/30/97, due
                 7/01/97, to be repurchased at $895,
                 collateralized by U.S. Treasury Notes, 5.625%,
                 due 2/15/06, valued at $913 (Cost $895).........         895
                                                                   ----------
FOREIGN CURRENCY (1.5%)
   GBP      1  British Pound.....................................           1
   FRF    111  French Franc......................................          19
   DEM  2,329  German Mark.......................................       1,336
  ITL 134,052  Italian Lira......................................          79
  JPY   3,676  Japanese Yen......................................          32
   NLG     64  Netherlands Guilder...............................          33
   ESP      5  Spanish Peseta....................................          --
   SEK     33  Swedish Krona.....................................           4
   CHF     29  Swiss Franc.......................................          20
                                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $1,540).............................       1,524
                                                                   ----------

TOTAL INVESTMENTS (99.2%) (Cost $74,347).................   100,325
                                                           --------
OTHER ASSETS (1.0%)
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................  $      616
  Dividends Receivable.......................         240
  Receivable for Investments Sold............          73
  Foreign Withholding Tax Reclaim
    Receivable...............................          64
  Receivable for Portfolio Shares Sold.......          14
  Other......................................           5     1,012
                                               ----------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable...........        (161)
  Administrative Fees Payable................         (13)
  Custodian Fees Payable.....................         (12)
  Directors' Fees & Expenses Payable.........          (4)
  Distribution Fees Payable..................          (3)
  Other Liabilities..........................         (25)     (218)
                                               ----------  --------
NET ASSETS (100%)........................................  $101,119
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $ 70,095
Undistributed Net Investment Income...............       854
Accumulated Net Realized Gain.....................     3,578
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................    26,592
                                                    --------
NET ASSETS........................................  $101,119
                                                    --------
                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                      AMOUNT
                                                      (000)
-------------------------------------------------------------

CLASS A:
--------------------------------------------------
NET ASSETS........................................   $96,056
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,064,602 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....    $18.97
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................    $5,063
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 267,847 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....    $18.90
                                                    --------
                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                   NET
 CURRENCY                             IN EXCHANGE               UNREALIZED
TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE    GAIN (LOSS)
   (000)       (000)       DATE          (000)        (000)       (000)
-----------   -------   -----------   ------------   -------   ------------
  NLG 6,000   $ 3,072    08/25/97     U.S.$ 3,205    $ 3,205   $       133
 FRF 17,668     3,022    09/12/97     U.S.$ 3,500      3,500           478
  FRF 2,703       465    12/05/97     U.S.$   470        470             5
              -------                                -------         -----
              $ 6,559                                $ 7,175   $       616
              -------
              -------                                -------         -----
                                                     -------         -----


------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
IDR   --  International Depositary Receipt
NCS   --  Non Convertible Shares

------------------------------------------------------------
       SUMMARY OF FOREIGN AND U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Capital Equipment......................  $ 21,724         21.5%
Consumer Goods.........................     1,678          1.7
Consumer Products......................    14,906         14.7
Electrical & Electronics...............     4,327          4.3
Energy.................................     2,870          2.8
Finance................................    20,564         20.3
Materials..............................     7,453          7.4
Mining.................................       403          0.4
Multi-Industry.........................     4,221          4.2
Services...............................    19,760         19.5
                                         --------          ---
                                         $ 97,906         96.8%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GOLD PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Africa                24.0%
Australia             25.6%
Canada                23.5%
United Kingdom         1.9%
United States         17.9%
Other                  7.1%

PERFORMANCE COMPARED TO THE PHILADELPHIA
GOLD AND SILVER INDEX(1)
--------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                                    AVERAGE
                                                    ANNUAL
                                            ONE      SINCE
                                  YTD      YEAR     INCEPTION
                                -------   -------   -------
PORTFOLIO -- CLASS A..........  -28.86%   -35.04%    -4.26%
PORTFOLIO -- CLASS B..........  -28.75    -35.04    -13.40
INDEX -- CLASS A..............  -17.73    -22.07     -8.13
INDEX -- CLASS B..............  -17.73    -22.07    -16.41

1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

Companies involved in the exploration, mining, fabrication, processing, distribution or trading of gold (or, to a lesser degree, silver, platinum, or other precious metals or minerals) qualify as Portfolio candidates. Mining shares differ fundamentally from investments in gold bullion. Because companies can produce positive cash flows and increase gold reserves in the ground through exploration and discovery, mining company equity shares provide investors with a more dynamic investment vehicle. Portfolio securities are selected on the basis of relative valuation, liquidity, and risk diversification.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of -28.86% and -35.04%, respectively, for the Class A shares and -28.75% and -35.04%, respectively, for the Class B shares as compared to total returns of -17.73% and -22.07%, respectively, for the Philadelphia Gold and Silver Index (the "Index"). From inception on February 1, 1994 to June 30, 1997, the average annual total return of Class A was -4.26% as compared to -8.13% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was -13.40% as compared to -16.41% for the Index.

The Portfolio lagged XAU performance for the first half due to our exposure to intermediate capitalization shares in North America, Australia, and South Africa. The gold share market focused on the larger capitalization shares that provide better liquidity but at significantly inferior valuations. The Portfolio's positions in companies such as Arizona Star, Ashanti, Stillwater, and Normandy provide outstanding values.

The dramatic and news-provoking new low in gold occurred immediately after the quarter end and appears to culminate several months of negative news generated by central banks and the persistent forward hedging of producers. Australia's reserve reallocation announcement came as a nasty surprise to a market that was focused on sales from European central banks relating to the EMU. The Australian announcement followed rumblings during the second quarter by Belgium (relating to increased coin sales),

--------------------------------------------------------------------------------
                                                                  Gold Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GOLD PORTFOLIO (CONT.)

by Germany attempting to revalue its gold reserves, and by a June report suggesting the possibility of gold sales from the US Federal Reserve.

Gold grabbed center stage in global financial discussions when Germany announced plans to "re-value" its gold holdings in order to offset some of its debt, a plan that was later rejected. This is an interesting maneuver because it attempts to activate the "dormant" positions to provide a perceived benefit, and does so without any physical flow into the market. The "mark to market" achieves debt reduction without the sale. The revaluation also sheds light on the long-term appreciation of gold holdings, which according to our work have appreciated at a faster rate than U.S. T-Bills from 1970-1995, despite the unusually low returns during the last 15 years of the financial asset boom. Gold will remain a primary topic of discussion as the EMU evolves.

The foundation of our investment thesis is that gold is a negatively correlated asset class that is a unique monetary reserve for safety and store of value. In our year-end 1996 piece we applied Sir Isaac Newton's First Law of Motion to the current financial landscape: "An object in motion remains in motion and an object at rest remains at rest, at constant velocity, until acted upon by an unbalanced force". As the S&P forges new ground into high valuation extremes, the market has perversely diminished the role of safety.

Physical demand for gold is rising on a global basis and is increasing as the price declines. First quarter demand was the highest ever, eclipsing the prior record set at the 1993 price lows. Central banks have no vested interest in driving the price lower, and large reserve holders could increase gold holdings. Producers will reduce hedging as mines become unprofitable. They have no interest in locking in losses; the better alternative is to shut down mines. Speculators are at historic extremes for short positions. Change on the margin will be toward buying in shorts. The standard commodity model is still at work: as the commodity price goes lower, the demand increases and supply decreases. Gold is at the bottom of its 4-, 12-, and 17-year trading range, and selective gold shares represent outstanding value.

Peter F. Palmedo
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
GOLD PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GOLD PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (92.9%)
  AFRICA (24.0%)
   171,000  Ashanti Goldfields Co. GDR........................  $    1,999
(a)700,000  Avgold Ltd........................................         687
   153,000  Free State Consolidated Gold Mines Ltd. ADR.......         765
 (a)93,000  Harmony Gold Mining Co., Ltd. ADR.................         430
   333,000  H.J. Joel Mining Co., Ltd.........................         257
    15,000  Impala Platinum Holdings Ltd. ADR.................         168
    25,000  Vaal Reefs Exploration & Mining Co., Ltd. ADR.....         120
 (a)93,905  Western Area Gold Mining ADR......................         632
    42,700  Western Deep Levels Ltd. ADR......................       1,019
                                                                ----------
                                                                     6,077
                                                                ----------
  AUSTRALIA (25.6%)
(a)366,000  Acacia Resources Ltd..............................         481
(a)355,000  Emperor Mines Ltd.................................         496
(a)300,000  Lihir Gold Ltd....................................         501
   632,217  Newcrest Mining Ltd...............................       1,747
 1,120,000  Normandy Mining Ltd...............................       1,260
   267,000  Plutonic Resources Ltd............................         835
   199,500  Sons of Gwalia Ltd................................         743
(a)1,186,594 Wiluna Mines Ltd..................................        421
                                                                ----------
                                                                     6,484
                                                                ----------
  CANADA (23.5%)
    83,000  Agnico-Eagle Mines Ltd............................         797
(a)178,000  Arizona Star Resource Corp........................       1,141
 (a)50,000  Bema Gold Corp....................................         302
 (a)45,000  Eldorado Gold Corp., Ltd..........................         176
(a)300,000  Meridian Gold, Inc. (Installment Receipts --
              second installment: $2.50/Shr due on 7/31/97)...         815
(a)166,600  Miramar Mining Corp...............................         603
    66,000  Placer Dome, Inc..................................       1,081
   132,000  Prime Resource Group, Inc.........................         956
(a)290,000  TVI Pacific, Inc..................................          71
                                                                ----------
                                                                     5,942
                                                                ----------
  UNITED KINGDOM (1.9%)
   227,200  Lonrho plc........................................         480
                                                                ----------
  UNITED STATES (17.9%)
(a)206,000  Dakota Mining Corp................................         206
(a)110,000  Gold Reserve Corp.................................         883
(a)141,600  Pegasus Gold, Inc.................................         867
(a)458,000  Royal Oak Mines, Inc..............................       1,088
 (a)66,000  Stillwater Mining Co..............................       1,469
                                                                ----------
                                                                     4,513
                                                                ----------
TOTAL COMMON STOCKS (Cost $34,759)............................      23,496
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (7.4%)
  REPURCHASE AGREEMENT (7.4%)
$    1,882  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $1,882,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $1,917 (Cost $1,882).....  $    1,882
                                                                ----------

TOTAL INVESTMENTS (100.3%) (Cost $36,641)................    25,378
                                                           --------
OTHER ASSETS (0.1%)
  Cash.......................................  $        1
  Receivable for Portfolio Shares Sold.......          33
  Dividends Receivable.......................           2        36
                                                    -----
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable...........         (29)
  Sub-Advisory Fees Payable..................         (20)
  Payable for Portfolio Shares Redeemed......         (16)
  Custodian Fees Payable.....................          (6)
  Administrative Fees Payable................          (4)
  Distribution Fees Payable..................          (2)
  Directors' Fees & Expenses Payable.........          (1)
  Other Liabilities..........................         (37)     (115)
                                                    -----  --------
NET ASSETS (100%)........................................  $ 25,299
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital....................................  $ 42,479
Overdistributed Net Investment Income..............        (8)
Accumulated Net Realized Loss......................    (5,909)
Unrealized Depreciation on Investments and Foreign
  Currency Translations............................   (11,263)
                                                     --------
NET ASSETS.........................................  $ 25,299
                                                     --------
                                                     --------

CLASS A:
---------------------------------------------------
NET ASSETS.........................................   $24,180
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,662,600 outstanding $.001 par
  value shares (authorized 500,000,000 shares).....     $6.60
                                                     --------
                                                     --------
CLASS B:
---------------------------------------------------
NET ASSETS.........................................    $1,119
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 169,606 outstanding $.001 par value
  shares (authorized 500,000,000 shares)...........     $6.60
                                                     --------
                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt

------------------------------------------------------------

       SUMMARY OF FOREIGN AND U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Diversified............................  $    480          1.9%
Gold Mines.............................    21,917         86.6
Materials..............................     1,099          4.4
                                         --------          ---
                                         $ 23,496         92.9%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                                  Gold Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.8%
Belgium                0.4%
Denmark                1.9%
Finland                0.5%
France                10.6%
Germany                7.8%
Hong Kong              2.9%
Italy                  1.6%
Japan                 20.9%
Netherlands            7.8%
New Zealand            0.9%
Norway                 0.3%
Spain                  2.9%
Sweden                 3.4%
Switzerland            5.6%
United Kingdom        20.0%
Other                  9.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                       -------------------------------------------------
                                                 AVERAGE      AVERAGE
                                               ANNUAL FIVE  ANNUAL SINCE
                          YTD       ONE YEAR      YEARS      INCEPTION
                       ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS
A....................      15.58%      24.18%       17.92%       13.23%
PORTFOLIO -- CLASS
B....................      15.42       23.79          N/A        23.39
INDEX -- CLASS A.....      11.21       12.84        12.83         5.15
INDEX -- CLASS B.....      11.21       12.84          N/A        11.65

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australia and the Far East (assumes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 15.58% and 24.18%, respectively, for the Class A shares; and 15.42% and 23.79%, respectively, for the Class B shares as compared to total returns of 11.21% and 12.84%, respectively, for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return for Class A was 17.92% as compared to 12.83% for the Index. From inception on August 4, 1989 to June 30, 1997, the average annual total return of Class A was 13.23% as compared to 5.15% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 23.39% as compared to 11.65% for the Index.

The Portfolio's outperformance for the six month period ended June 30, 1997, was driven by the underweight position in Japanese equities, strong returns from Japanese stocks held and the zero weightings in Singapore and Malaysia. Other positive factors were currency hedging and returns in the Netherlands. Negative factors included U.K. stock returns and Hong Kong stock returns. Poor relative returns were also observed in Spain and Sweden.

All cautious utterances made earlier in the year with respect to equity valuations have been disregarded as investors on a global scale have migrated to equities from bonds whose nominal yields have declined to what is perceived as unattractive levels.

The justification for this move beyond the initial phase of self-justification through price momentum will be continued growth in corporate profits as earnings yields on most major markets exceed bond yields. In Continental Europe, a combination of currency weakness and restructuring will ensure 1997 fulfills heady expectations while the most recent news from the United States has been surprisingly encouraging. However, with Japan's economy showing little signs of life and the yen showing signs of reasserting itself this market looks extended even on

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
1997 earnings. Elsewhere the problem is 1998, because the world needs an extrapolation of current conditions to justify current share prices. The bulls would argue that there is a self-sustaining dynamic at work in that global competition is preventing any upward pricing in manufactured goods. Be that as it may, this dynamic does not address the problems of rapidly tightening labor markets in the U.K. and U.S. and the structural inefficiencies of Europe's labor markets. Equally this dynamic is driving down corporate profitability in Japan as the domestic economy deregulates and it is putting a cap on general corporate profitability as no one has any pricing power.

The sole remaining concentrations of value in the world's developed stock markets are to be found in Japan's domestic sectors and in the U.K. export sector. While we believe most such Japanese companies deserve to be cheap due to secular pressures on profitability which management is failing to confront, the U.K. export sector boasts some fine franchises where currency strength is solely a translational problem and where management are genuinely focused on shareholder returns. This is one area where we are happy to add to holdings at current levels.

However, even allowing for these opportunities there are numerous stocks in the Portfolio which sell in absolute terms beyond our judgment of fair value. They remain in the Portfolio as their relative attractions remain. This is a rather evasive way of saying we are all, to an extent, momentum investors now.

GERMANY

The Morgan Stanley Capital International Germany Index increased by 4.90% in U.S. dollar terms and by 9.56% in local currency terms in the second quarter of 1997. During the quarter the top performing sector was transportation with Lufthansa the state airline up strongly. Other sectors to show above average returns were media and engineering stocks. Underperformers this quarter included alcoholic beverages, textile and chemical stocks. The German market continues to offer some good value opportunities among the small and medium sized companies while some large companies are again looking more interesting following a period of underperformance. This would include stocks in the chemical and utility sectors.

The investment environment in Germany remains favorable with steady growth and continuing low levels of inflation. Growth continues to be driven by exports although in recent months there has been a sign of a slight pick up in the domestic market. Inflation declined from February to April but rose slightly in May as consumer prices rose 0.4% over the previous month. Seasonal factors including a rise in holiday prices and an increase in heating oil were blamed. Inflation for the year should remain around 1.5%. In the current environment there seems little reason for the Bundesbank to increase interest rates. A concern for Germany remains the difficulties in meeting the fiscal criteria in the Maastricht Treaty. The authorities will continue to make savings, however, an increase in taxes now seems very unlikely. Even if they fail to reduce the budget deficit below 3.0% of GDP by year end it is unlikely to jeopardize the process.

FRANCE

During the second quarter of 1997, the Morgan Stanley Capital International France Index increased by 3.05% in U.S. dollar terms and by 7.48% in French franc terms. During the quarter, retail stocks showed good performance as did chemical and the integrated oil companies, Total and Elf Aquitaine; poor performers included building and tobacco sectors.

In recent weeks the French investment environment has been dominated by the surprise win by the leftist coalition. The initial market reaction was negative but this soon reversed when the new government committed to a sound fiscal policy and a pro-European stance. Concerns must be realized however, in the ability of France to reach the Maastricht criteria following this change in government. Growth in France continues to be slow with GDP in the first three months of 1997 up 0.2% quarter-on-quarter. As with other European countries, growth is being driven by exports aided by currency weakness. Domestic demand, on the other hand, continues to be weak. Economic indicators are pointing towards an upward trend in economic activity helped by improved order intake and continuing low interest rates. On the negative side, the change of company restructuring to increase efficiency, a major driver of equity prices in Europe in recent years, could be diminished by the arrival of the new government.

NETHERLANDS

In the second quarter of 1997 the Morgan Stanley Capital International Netherlands Index increased by 13.54% in U.S. dollar terms and by 18.59% in Dutch guilder terms. The top performing sector was

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
electronics driven by Philips, up over 30% in the month of June alone. Other strong performing sectors included oil and insurance. The weakest performers included distributors and textiles.

Economic growth in the Netherlands remains strong despite poor GDP numbers in the first quarter of the year, down 0.6% when compared to the same period last year. These figures fail to take into account that there were fewer working days in the first quarter this year and the market is still expecting 3% GDP growth for the full year. Growth is coming from both increased exports and the domestic market. Manufacturing has been particularly strong with production up 4.7% in the three months to April. Consumer confidence remains high and unemployment levels are continuing to fall. The increase in economic activity is putting some pressure on inflation which increased to 2.2% in May up from 1.8% in April. There could be some increase later in the year due to higher wages and an increase in the oil tax. The Netherlands should have no problems reaching the Maastricht criteria for entry into EMU.

SWITZERLAND

The Morgan Stanley Capital International Switzerland Index increased by 19.04% in U.S. dollar terms and by 20.46% in Swiss franc terms in the second quarter of 1997. In the first half of the year, the Swiss market is up 27.5% in U.S. dollar terms making it the top performer among the mature global markets. During the quarter the sectors that performed well included insurance and engineering. Pharmaceuticals also showed relative strength with Novartis continuing to perform well in the Portfolio, however, it is now reaching full valuation.

Following two years of quarterly declines, GDP actually rose in the first quarter of 1997. The increase was only 0.1% quarter-on-quarter, however, there are signs that the economy should continue to improve. Orders in the mechanical engineering sector have risen for the first time since the second quarter of 1995. Retail sales were also stronger rising 2% year-on-year in April. Inflation remains very low at an annual rate of 0.6%. Concerns remain in the employment market with the weak domestic economy and company restructuring pushing up these rates. The unemployment rate currently stands at 5.3%, low by some standards, but high for Switzerland.

ITALY

The Morgan Stanley Capital International Italy Index increased by 9.77% in U.S. dollar terms and by 11.95% in local currency terms during the second quarter of the year. The telecommunication stocks continued to show relative outperformance as did health care and textiles. Although the Italian market has been one of the weakest in our universe there have been some strong individual price moves particularly among small-and medium-sized companies. Despite the poor performance of many Italian large cap stocks, we have not found many companies of suitable quality to add to the Portfolio.

The Italian economy continues to be weak with the first quarter GDP falling 0.3% quarter-on-quarter. The primary reason was a decline in activity of the manufacturing sector. Growth should show signs of picking up in the second quarter, however, due to a larger number of working days and an increase in industrial activity. In particular, the number of cars purchased was up 50% in April and 40% in May due to government purchasing incentives. The inflation rate continues to fall with the year-on-year rate reaching 1.6% in April. Despite this favorable inflation outlook, the Bank of Italy has hinted that it is unlikely to further reduce interest rates due to uncertainty over EMU.

SPAIN

During the second quarter of 1997, the Morgan Stanley Capital International Spain index increased by 22.33% in U.S. dollar terms and by 26.97% in local currency terms. Having been one of the weakest equity markets in Europe during the first three months of 1997, it has bounced back to be the top performer in the second quarter. Retail stocks continued their strong run while banks and engineering companies also performed well. The strong performance of our Spanish stocks has enabled us to reduce our weightings, however, there is now no clear value opportunities in Spain.

The economic environment in Spain is improving and the market now expects GDP growth for 1997 to be over 3%. There was a pick up in consumer confidence at the end of 1996 and this has been sustained through the first six months of this year. The effects of lower interest rates are now being seen on the economy while the unemployment rate continues to come down, however, it still stands at over 20%. There is also a growing belief that Spain will be included in the first wave of countries in EMU and that the worst of the austerity is over. Inflation has

--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
continued to fall rapidly reaching 1.5% in May. This has enabled the Bank of Spain to cut the intervention rate to 5.25%, the fourth cut this year.

JAPAN

The Japanese stock market enjoyed a strong recovery in the second quarter, with the MSCI Japan Index appreciating 14.3% in Japanese yen and 23.7% in U.S. dollars.

Unsurprisingly, in a period of yen strength, it was domestic sectors of the market rather than blue chip exporters that led the market with even the banking sector enjoying a return to favor despite a less than encouraging news flow on the bad debt situation. With the market's recent recovery the market appears fairly valued with the only remaining cheap stocks deserving to remain so due to their failure to adapt to a rapidly deregulating domestic market.

A recent visit to Japan to search for value in the domestic sectors was disappointing. Many historic profit structures in areas associated with public expenditure are under siege and corporate management is not confronting this problem by undertaking further painful restructurings. There is a general sense that yen weakness has made further downsizing unnecessary and the general aura of comfort exuded by management was not justified by their unfocussed strategies. Meanwhile the housing sector is slowing faster than generally expected and margins continue to decline as general construction companies enter a market which is buoyant relative to their own traditional area of operations.

Therefore, despite its poor relative performance, Japan fails to offer the combination of value and quality required to justify an increased weighting. One of the singular facts about our efforts to invest in international value stocks has been our failure to make money out of apparently cheap Japanese companies whose management are indifferent to the returns they achieve on their cash flow. After twelve years of this experience we are not expecting it to change, and therefore our weighting in Japan is unlikely to increase significantly.

HONG KONG

During the second quarter, the MSCI Hong Kong Index appreciated 20.3% in both U.S. dollars and Hong Kong dollars.

Behind this strength, and largely outside the Index, lay extreme enthusiasm for anything associated with mainland corporate interests with so called red chip stocks enjoying quite remarkable absolute and relative strength. The banking sector also strengthened buoyed by rapid loan growth and even Hong Kong Telecom staged an impressive rally as the U.K.'s Cable and Wireless staged an elegant partial exit from the stock while mainland interests increased their stake. With a buoyant residential property market and a recovery in commercial rents, the territory returned to China in an exuberant mood.

Unfortunately, this exuberance has led to excessive optimism in two areas of extreme importance to Hong Kong's stock market: its residential property market and economic returns from investment in mainland China. Affordability levels for Hong Kong apartments are back at unsustainably low levels and it is at the top of the territory's new Chief Executive's agenda to bring down prices by increasing supply. Meanwhile, with respect to so called red chips, ratings are currently beyond any level justified by foreseeable economic returns.

While the worldwide stampede into equities may underpin the market in the short-to medium-term, the reality of current excesses does not bode well for further sustained progress in equity prices. Residual value remains in the stodgy property investment companies and the politically incorrect Jardine group.

AUSTRALIA

During the second quarter, the MSCI Australia Index appreciated 8.0% in U.S. dollars and 13.0% in Australian dollars.

Other than strong stock markets worldwide, factors acting in favor of the market included a fall in short-term rates, a moderate weakening of the Australian dollar, a more resilient than expected copper price and a bottoming out of the housing cycle. These factors allowed broad strength to develop across the market leaving it fully valued, though the economy continues to be stalled by weak consumption. Meanwhile, News Corp. continues its underperformance as Mr. Murdoch indulges in one of his acquisition binges. All empirical evidence suggests that it is best to back him at such moments.

Dominic Caldecott
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
    SHARES                                                            (000)
------------------------------------------------------------------------------

COMMON STOCKS (88.1%)
  AUSTRALIA (2.8%)
     1,418,400  Brambles Industries Ltd...........................  $   28,057
     3,563,264  Coles Myer Ltd....................................      18,542
     7,300,000  CSR Ltd...........................................      28,284
     1,055,276  North Ltd.........................................       4,025
                                                                    ----------
                                                                        78,908
                                                                    ----------
  BELGIUM (0.4%)
       243,350  G.I.B. Holdings Ltd...............................      11,643
         2,156  G.I.B. Holdings Ltd. VVPR (New)...................         102
                                                                    ----------
                                                                        11,745
                                                                    ----------
  DENMARK (1.9%)
       190,000  Den Danske Bank A/S...............................      18,494
       111,600  Novo-Nordisk A/S, Class B.........................      12,174
       400,500  Unidanmark A/S, Class A (Registered)..............      22,508
                                                                    ----------
                                                                        53,176
                                                                    ----------
  FINLAND (0.5%)
       350,000  Huhtamaki Oy, Series 1............................      15,071
       168,467  Merita Ltd., Class A..............................         562
                                                                    ----------
                                                                        15,633
                                                                    ----------
  FRANCE (10.6%)
       389,600  Alcatel Alsthom...................................      48,810
       768,300  Banque Nationale de Paris.........................      31,675
        16,110  Bongrain S.A......................................       6,305
       160,900  Cie de Saint Gobain...............................      23,472
       419,300  Elf Aquitaine S.A.................................      45,251
       223,500  Groupe Danone.....................................      36,941
       488,900  Lafarge S.A.......................................      30,417
       116,800  PSA Peugeot Citroen S.A...........................      11,293
       315,600  Schneider S.A.....................................      16,804
       264,750  Scor S.A..........................................      10,663
       255,000  Total S.A., Class B...............................      25,784
       767,168  Usinor Sacilor....................................      13,842
        10,350  Valeo S.A.........................................         643
                                                                    ----------
                                                                       301,900
                                                                    ----------
  GERMANY (5.7%)
       673,100  BASF AG...........................................      24,845
     1,024,500  Bayer AG..........................................      39,491
       500,000  Commerzbank AG....................................      14,283
       389,300  Hoechst AG........................................      16,502
        40,090  Karstadt AG.......................................      14,488
        17,335  Mannesmann AG.....................................       7,746
     (a)24,900  Varta AG..........................................       4,052
       364,000  VEBA AG...........................................      20,566
        43,480  Viag AG...........................................      19,865
                                                                    ----------
                                                                       161,838
                                                                    ----------


                                                                      VALUE
    SHARES                                                            (000)
------------------------------------------------------------------------------

  HONG KONG (2.8%)
     8,728,186  Hong Kong Land Holdings Ltd.......................  $   23,217
    14,991,500  Jardine Strategic Holdings, Inc...................      56,668
                                                                    ----------
                                                                        79,885
                                                                    ----------
  ITALY (1.6%)
  (a)8,503,700  Olivetti S.p.A....................................       2,409
    (a)177,700  Olivetti Group S.p.A. Di Risp (NCS)...............          51
     8,887,000  Stet Di Risp (NCS)................................      30,849
     6,800,000  Telecom Italia S.p.A. Di Risp (NCS)...............      13,462
                                                                    ----------
                                                                        46,771
                                                                    ----------
  JAPAN (20.9%)
     1,120,000  Aisin Seiki Co., Ltd..............................      17,108
       347,500  Aoyama Trading Co., Ltd...........................      11,162
     1,000,000  Canon, Inc........................................      27,233
       348,000  Chudenko Corp.....................................       9,325
     1,640,000  Daibiru Corp......................................      19,755
     2,217,000  Daicel Chemical Industries Ltd....................       8,573
         2,111  East Japan Railway Co.............................      10,835
     2,484,000  Fuji Photo Film Ltd...............................      99,954
     2,726,000  Hitachi Ltd.......................................      30,457
         3,340  Japan Tobacco, Inc................................      26,384
     3,142,000  Kao Corp..........................................      43,607
     1,461,000  Matsushita Electric Industries Ltd................      29,458
     3,626,000  Nichido Fire & Marine Insurance Co., Ltd..........      26,460
         3,025  Nippon Telegraph & Telephone Corp.................      29,045
     5,757,000  NKK Corp..........................................      12,362
       232,000  Ryosan Co.........................................       5,427
       444,000  Shionogi & Co., Ltd...............................       3,441
       364,000  Sony Corp.........................................      31,741
     4,224,000  Sumitomo Marine & Fire Insurance Co...............      34,658
     1,432,000  Sumitomo Rubber Industries........................       9,637
       366,000  TDK Corp..........................................      26,867
     1,820,100  Toyo Seikan Kaisha Ltd............................      40,353
     1,470,000  Yamanouchi Pharmaceutical Co......................      39,520
                                                                    ----------
                                                                       593,362
                                                                    ----------
  NETHERLANDS (7.8%)
     1,395,600  ABN Amro Holdings N.V.............................      26,043
       209,000  Akzo Nobel N.V....................................      28,665
        84,436  Hollandsche Beton Groep N.V.......................      19,274
     1,272,700  ING Groep N.V.....................................      58,726
       271,100  Koninklijke Bijenkorf Beheer N.V..................      18,978
       290,800  Koninklijke KNP BT N.V............................       6,628
       868,000  Philips Electronics N.V...........................      62,225
                                                                    ----------
                                                                       220,539
                                                                    ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
    SHARES                                                            (000)
------------------------------------------------------------------------------
  NEW ZEALAND (0.9%)
     2,236,054  Fisher & Paykel Industries Ltd....................  $    8,733
     6,322,500  Lion Nathan Ltd...................................      16,019
  (a,d)392,500  Smith City Group Ltd..............................          --
                                                                    ----------
                                                                        24,752
                                                                    ----------
  NORWAY (0.3%)
     2,493,000  Den Norske Bank ASA...............................       9,765
                                                                    ----------
  SPAIN (2.9%)
     2,255,000  Iberdrola S.A.....................................      28,484
       616,500  Repsol S.A........................................      26,083
       941,000  Telefonica de Espana S.A..........................      27,224
                                                                    ----------
                                                                        81,791
                                                                    ----------
  SWEDEN (3.4%)
       207,070  Electrolux AB, Series B...........................      14,941
    (a)103,535  Granges AB........................................       1,372
       429,300  Nordbanken AB.....................................      14,434
       565,900  Pharmacia & Upjohn, Inc...........................      19,099
       265,700  Skandia Forsakrings AB............................       9,792
       452,100  S.K.F. AB, Class B................................      11,692
       364,600  Sparbanken Sverige AB, Class A....................       8,109
       713,200  Svenska Cellulosa AB, Class B.....................      15,171
        52,400  Svenska Handelsbanken, Class A....................       1,677
                                                                    ----------
                                                                        96,287
                                                                    ----------
  SWITZERLAND (5.6%)
      (a)2,605  Ascom Holdings AG (Bearer)........................       3,642
        23,040  Forbo Holding AG (Registered).....................       9,942
        20,981  Holderbank Financiere Glarus AG, (Bearer).........      19,817
        38,400  Nestle S.A. (Registered)..........................      50,656
        18,200  Novartis AG (Registered)..........................      29,095
        13,814  Schindler Holding AG (Participating
                  Certificates)...................................      17,268
        33,900  Sulzer AG (Registered)............................      29,024
                                                                    ----------
                                                                       159,444
                                                                    ----------
  UNITED KINGDOM (20.0%)
       573,700  Associated British Foods plc......................       4,939
     2,162,400  Bank of Scotland..................................      13,898
     3,478,256  BAT Industries plc................................      31,130
     4,652,300  BG plc............................................      17,043
     2,434,300  British Telecommunications plc....................      18,078
     2,062,800  Burmah Castrol plc................................      34,898
     6,291,200  Christian Salvesen plc............................      29,541
     2,412,513  English China Clays plc...........................       8,195
     5,462,200  Grand Metropolitan plc............................      52,570
     2,551,400  Imperial Tobacco Group plc........................      16,399
     5,004,063  John Mowlem & Co. plc.............................      10,249
     2,748,800  Kwik Save Group plc...............................      13,862
       691,600  McAlpine (Alfred) plc.............................       1,589
       875,700  National Westminster Bank plc.....................      11,774


                                                                      VALUE
    SHARES                                                            (000)
------------------------------------------------------------------------------
     2,862,000  Peninsular & Oriental Steam Navigation Co. plc....  $   28,498
       179,100  Pilkington plc....................................         412
       865,500  Premier Farnell plc...............................       6,730
     3,509,500  Racal Electronic plc..............................      14,025
     4,238,002  Reckitt & Colman plc..............................      63,299
     3,692,100  Redland plc.......................................      20,902
     3,603,368  Rolls-Royce plc...................................      13,740
     2,914,606  Royal & Sun Alliance Insurance Group plc..........      21,548
     1,066,450  Scottish Hydro-Electric plc.......................       7,369
     1,859,073  Southern Electric plc.............................      13,682
     2,638,702  Tate & Lyle plc...................................      19,618
     2,252,100  Unilever plc......................................      64,462
     6,715,300  WPP Group plc.....................................      27,451
       577,333  Williams plc......................................       3,124
                                                                    ----------
                                                                       569,025
                                                                    ----------
TOTAL COMMON STOCKS (Cost $1,867,985).............................   2,504,821
                                                                    ----------
PREFERRED STOCKS (2.1%)
  GERMANY (2.1%)
       106,950  Volkswagen AG (Cost $21,041)......................      59,814
                                                                    ----------
CONVERTIBLE PREFERRED STOCKS (0.1%)
  HONG KONG (0.1%)
     1,863,000  Jardine Strategic Holdings, Inc., IDR, 7.50%,
                  8/15/97 (Cost $1,908)...........................       2,301
                                                                    ----------

    NO. OF
    RIGHTS
--------------

RIGHTS (0.0%)
  UNITED KINGDOM (0.0%)
    (a)202,685  McAlpine (Alfred) plc, expiring 7/30/99 (Cost
                  $0).............................................          --
                                                                    ----------

     FACE
    AMOUNT
    (000)
--------------

CONVERTIBLE BOND (0.0%)
  HONG KONG (0.0%)
$           20  Jardine Strategic Holdings, Inc., IDR, 7.50%,
                  5/07/49 (Cost $25)..............................          25
                                                                    ----------
TOTAL FOREIGN SECURITIES (90.3%) (Cost $1,890,959)................   2,566,961
                                                                    ----------
SHORT-TERM INVESTMENT (3.8%)
  REPURCHASE AGREEMENT (3.8%)
       109,582  Chase Securities, Inc. 5.70%, dated 6/30/97, due
                  7/01/97 to be repurchased at $109,599,
                  collateralized by U.S. Treasury Notes, 5.625%,
                  due 2/15/06, valued at $111,418 (Cost
                  $109,582).......................................     109,582
                                                                    ----------
FOREIGN CURRENCY (7.0%)
   AUD   1,901  Australian Dollar.................................       1,436
   GBP  32,386  British Pound.....................................      53,926
    DKK      7  Danish Krone......................................           1

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
------------------------------------------------------------------------------

FOREIGN CURRENCY (CONT.)

  FRF   74,699  French Franc......................................  $   12,716
   DEM 138,763  German Mark.......................................      79,595
 ITL 1,224,193  Italian Lira......................................         720
 JPY 5,246,114  Japanese Yen......................................      45,792
   NLG      84  Netherlands Guilder...............................          43
    NOK      1  Norwegian Krone...................................          --
  ESP  638,637  Spanish Peseta....................................       4,337
   SEK       2  Swedish Krona.....................................          --
   CHF      21  Swiss Franc.......................................          15
                                                                    ----------
TOTAL FOREIGN CURRENCY (Cost $197,298)............................     198,581
                                                                    ----------
TOTAL INVESTMENTS (101.1%) (Cost $2,197,839)......................   2,875,124
                                                                    ----------

OTHER ASSETS (17.9%)
  Securities at Value, Held as Collateral for
    Securities Loaned........................  $  472,104
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................      13,134
  Receivable for Investments Sold............      11,139
  Dividends Receivable.......................       9,383
  Foreign Withholding Tax Reclaim
    Receivable...............................       1,893
  Receivable for Portfolio Shares Sold.......       1,338
  Receivable for Security Lending............          54
  Interest Receivable........................          17
  Other......................................          77      509,139
                                               ----------
LIABILITIES (-19.0%)
  Collateral on Securities Loaned, at
    Value....................................    (472,104)
  Payable for Investments Purchased..........     (61,663)
  Investment Advisory Fees Payable...........      (5,142)
  Bank Overdraft.............................        (740)
  Administrative Fees Payable................        (347)
  Payable for Portfolio Shares Redeemed......        (199)
  Custodian Fees Payable.....................        (160)
  Directors' Fees & Expenses Payable.........         (74)
  Distribution Fees Payable..................          (2)
  Other Liabilities..........................        (135)    (540,566)
                                               ----------   ----------
NET ASSETS (100%)........................................   $2,843,697
                                                            ----------
                                                            ----------

NET ASSETS CONSIST OF:
Paid in Capital.................................  $1,970,143
Undistributed Net Investment Income.............      29,745
Accumulated Net Realized Gain...................     153,151
Unrealized Appreciation on Investments and
  Foreign Currency Translations.................     690,658
                                                  ----------
NET ASSETS......................................  $2,843,697
                                                  ----------
                                                  ----------

                                                              AMOUNT
                                                              (000)
----------------------------------------------------------------------

CLASS A:
------------------------------------------------
NET ASSETS......................................  $2,840,689
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 145,030,804 outstanding $0.001
  par value shares (authorized 500,000,000
  shares).......................................      $19.59
                                                  ----------
                                                  ----------
CLASS B:
------------------------------------------------
NET ASSETS......................................      $3,008
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 153,932 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares).......................................      $19.54
                                                  ----------
                                                  ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                          NET
  CURRENCY TO                               IN EXCHANGE                UNREALIZED
    DELIVER         VALUE     SETTLEMENT        FOR         VALUE     GAIN (LOSS)
     (000)          (000)        DATE          (000)        (000)        (000)
---------------   ---------   -----------   -----------   ---------   ------------
 ITL  1,214,092   $     714     7/01/97      DEM  1,240   $     711   $        (3)
  ESP   307,783       2,090     7/01/97      DEM  3,635       2,085            (5)
U.S.$     2,385       2,385     7/02/97      NLG  4,680       2,386             1
   BEF    8,754         244     7/02/97      GBP    146         243            (1)
   AUD    1,901       1,436     7/02/97      GBP    851       1,418           (18)
  ESP   330,532       2,245     7/02/97      GBP  1,347       2,243            (2)
   SEK  300,000      38,914     9/16/97     U.S.$45,188      45,188         6,274
  ESP 5,400,000      36,767    12/02/97     U.S.$41,562      41,562         4,795
   AUD   51,000      38,655     1/12/98     U.S.$39,913      39,913         1,258
   FRF  970,000     169,260     6/19/98     U.S.$170,095    170,095           835
                  ---------                               ---------   ------------
                  $ 292,710                               $ 305,844   $    13,134
                  ---------
                  ---------                               ---------   ------------
                                                          ---------   ------------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- See note A-1 to financial statements
BEF   --  Belgian Franc
IDR   --  International Depositary Receipt
NCS   --  Non Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE      PERCENT OF
INDUSTRY                                    (000)      NET ASSETS
------------------------------------------------------------------
Capital Equipment......................  $   474,396         16.7%
Consumer Goods.........................      772,462         27.2
Energy.................................      176,034          6.2
Finance................................      379,401         13.3
Materials..............................      376,157         13.2
Multi-Industry.........................      137,809          4.9
Services...............................      250,702          8.8
                                         -----------          ---
                                         $ 2,566,961         90.3%
                                         -----------          ---
                                         -----------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              3.0%
Austria                0.6%
Belgium                0.5%
Denmark                1.3%
Finland                2.0%
France                 6.4%
Germany                7.4%
Hong Kong              4.5%
Italy                  2.4%
Japan                 28.9%
Malaysia               2.3%
Netherlands            5.4%
New Zealand            0.3%
Norway                 1.1%
Singapore              2.2%
Spain                  2.7%
Sweden                 3.4%
Switzerland            7.8%
United Kingdom        13.6%
Other                  4.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      16.04%       20.32%          19.29%
PORTFOLIO -- CLASS B....      15.99        20.11           18.95
INDEX...................      11.21        12.84           14.07

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (assumes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 16.04% and 20.32%, respectively, for the Class A shares; and 15.99% and 20.11%, respectively, for the Class B shares as compared to total returns of 11.21% and 12.84%, respectively, for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). From inception on March 15, 1996 to June 30, 1997, the average annual total return of Class A was 19.29% and 18.95% for Class B, as compared to 14.07% for the Index.

The second quarter of 1997 provided investors with almost an ideal global investment environment. Markets around the world all posted impressive gains driven by continued low inflation, surging liquidity and improving corporate earnings, with several markets reaching new highs.

The Japanese market posted an impressive gain for the quarter (+23.8% in U.S. dollar terms; +14.3% in local currency) following an extended period of underperformance dating back through much of 1996. The economy in Japan is finally picking up, thereby realizing the lagged benefits of low interest rates and the devaluation of the yen. The new fiscal year, which began in April, also saw a surge of liquidity as newly deregulated Japanese pension plans increased exposure to the equity markets. Overall, consumer and business sentiment appears to be improving despite an increase in the value added tax (VAT) which was implemented in April. Nonetheless, the recovery is not so robust that we would expect interest rates to begin rising any time soon. The Portfolio's weighting in Japan was maintained at nearly 30% of net assets, contributing to our substantial gains during the quarter. We also gained from our currency management, as we unwound all our yen hedges in late April when the yen reached a low near 126 yen/dollar.We felt the yen had fallen too far, too fast and were rewarded as the yen

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
recovered in May. We reinstated our hedges at around 111 yen/dollar, believing that the yen has settled into a 110-123 trading range.

The markets in Europe continued their extended rally, rising 8.9% for the quarter in U.S. dollar terms and 11.1% in local currency terms. Elections in France and U.K. saw conservative incumbents replaced by more liberal leaders, with the French election contributing to increasing uncertainty regarding the future of the European Economic and Monetary Union (EMU). The French populous effectively voted against the austerity measures implemented by the previous government to achieve the Maastricht criteria, instead favoring a Socialist government aiming to increase employment. Both France and Germany now look less likely to achieve the 3% debt-to-GDP ratio required for entry into EMU. We believe that EMU will go forward but with a larger number of countries in the first round -- meaning that the Euro will be a weaker currency than the Deutschemark. As a result, we have maintained our hedged exposure to the Deutschemark bloc currencies as we expect the dollar to continue to strengthen moderately against them. Overall, stock selection in Europe remains strong with Philips Electronics, one of the Portfolio's larger holdings, gaining over 30% during June (and over 60% during the quarter) on strong earnings reports and the news of the Dutch company's link up with Lucent Technologies of the U.S. to develop additional communications equipment.

In Asia, the story was mixed. The Hong Kong market rose over 20% during the quarter as investors became euphoric ahead of the July 1 handover to China. The market closed at a record high on June 30, Hong Kong's last day under British rule. Red chip stock (companies with the strongest ties to China) performed exceptionally well as investors looked to benefit from Hong Kong's new sovereignty. In sharp contrast to these gains, the Thai market fell over 25% during the quarter due to on-going concerns about the health of the nation's banking system (which was burdened under non-performing real estate loans) and currency (which the government devalued in early July). Although we are only invested in the developed markets of Asia, the Thai crisis and the devaluation of the currency have brought into focus the common ills of the fast growth Southeast Asian economies. Thus, the markets in Malaysia (-11.8%) and Singapore (-0.8%) both experienced corrections during the quarter. Overall, we have been pulling back our allocation to Asia over the past several months. Within Asia, we have been reducing exposure to Malaysia, Hong Kong and Singapore and increasing exposure to Australia and New Zealand.

Overall, the markets have performed extremely well through the first half of 1997. Looking ahead, however, we are increasingly cautious as valuations look extended in the majority of markets around the world. Nonetheless, we will continue to endeavor to uncover stocks with value and monitor market conditions to adjust our Portfolio accordingly.

Francine J. Bovich
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
---------------------------------------------------------------------------

COMMON STOCKS (94.2%)
  AUSTRALIA (3.0%)
    103,012  Amcor Ltd.........................................  $      685
     57,200  Broken Hill Proprietary Co., Ltd..................         842
     57,600  Commonwealth Bank Of Australia....................         696
     32,630  Lend Lease Corp., Ltd.............................         690
     46,030  National Australia Bank Ltd.......................         659
    141,400  News Corp., Ltd...................................         678
    139,500  WMC Ltd...........................................         880
                                                                 ----------
                                                                      5,130
                                                                 ----------
  AUSTRIA (0.6%)
     12,500  Boehler-Uddeholm AG...............................         969
      1,615  Radex-Heraklith Industriebet......................          69
                                                                 ----------
                                                                      1,038
                                                                 ----------
  BELGIUM (0.5%)
     16,980  G.I.B. Holdings Ltd...............................         812
                                                                 ----------
  DENMARK (1.3%)
     22,000  BG Bank A/S.......................................       1,217
     17,300  Unidanmark A/S, Class A (Registered)..............         972
                                                                 ----------
                                                                      2,189
                                                                 ----------
  FINLAND (2.0%)
  (a)26,900  Amer-Yhtymae Oy, Class A..........................         485
     16,800  Huhtamaki Oy, Series 1............................         723
      2,350  Kone Oy, Class B..................................         281
 (a)146,900  Merita Ltd., Class A..............................         490
     93,900  Rautaruukki Oy....................................         986
     28,400  Valmet Crop.......................................         491
                                                                 ----------
                                                                      3,456
                                                                 ----------
  FRANCE (6.4%)
      4,100  Alcatel Alsthom...................................         514
     11,400  Banque Nationale de Paris.........................         470
      1,300  Bongrain S.A......................................         509
      9,800  Cie de Saint Gobain...............................       1,430
      9,700  Elf Aquitaine S.A.................................       1,047
      5,040  Eridania Beghin-Say S.A...........................         755
      6,300  Groupe Danone.....................................       1,041
     17,600  Lafarge S.A.......................................       1,095
     19,700  Legris Industries S.A.............................         929
   (a)8,200  SGS-Thompson Microelectronics N.V.................         648
     14,700  Total S.A., Class B...............................       1,486
     54,900  Usinor Sacilor....................................         990
                                                                 ----------
                                                                     10,914
                                                                 ----------
  GERMANY (5.8%)
     26,400  BASF AG...........................................         974
     24,650  Bayer AG..........................................         950
        900  Buderus AG........................................         500
     58,100  Gerresheimer Glas AG..............................         975
     61,300  Lufthansa AG......................................       1,180
        630  Mannesmann AG.....................................         281
   (a)5,300  Metro AG..........................................         578


                                                                   VALUE
  SHARES                                                           (000)
---------------------------------------------------------------------------
     16,900  VEBA AG...........................................  $      955
      2,700  Viag AG...........................................       1,234
      2,900  Volkswagen AG.....................................       2,199
                                                                 ----------
                                                                      9,826
                                                                 ----------
  HONG KONG (4.5%)
    127,000  Cheung Kong Holdings Ltd..........................       1,254
    181,000  China Resources Enterprise Ltd....................         888
     82,000  Dao Heng Bank Group Ltd...........................         449
     90,000  Henderson Land Development Co., Ltd...............         799
     46,200  HSBC Holdings plc.................................       1,389
    129,000  Hutchison Whampoa Ltd.............................       1,116
     81,000  New World Development Co., Ltd....................         483
    144,000  Shanghai Industrial Holdings Ltd..................         896
     37,000  Sun Hung Kai Properties Ltd.......................         445
                                                                 ----------
                                                                      7,719
                                                                 ----------
  ITALY (2.4%)
 (a)176,000  Editoriale L'Expresso S.p.A.......................         586
     89,000  Marzotto (Gaetano) & Figli S.p.A..................         745
 (a)195,300  Olivetti S.p.A....................................          55
    346,000  Sogefi S.p.A......................................         875
    268,000  Stet Di Risp (NCS)................................         930
    467,000  Telecom Italia S.p.A. Di Risp (NCS)...............         925
                                                                 ----------
                                                                      4,116
                                                                 ----------
  JAPAN (28.9%)
     88,000  Amada Co., Ltd....................................         776
     78,000  Asahi Tec Corp....................................         380
     55,000  Canon, Inc........................................       1,498
     51,000  Dai Nippon Printing Co., Ltd......................       1,153
    137,000  Daicel Chemical Industries Ltd....................         530
     59,000  Daifuku Co., Ltd..................................         778
     76,000  Daikin Industries Ltd.............................         690
     20,020  FamilyMart........................................         982
     35,000  Fuji Machine Manufacturing Co.....................       1,268
     30,000  Fuji Photo Film Ltd...............................       1,207
     53,000  Fujitec Co. Ltd...................................         629
    118,000  Fujitsu Ltd.......................................       1,637
    115,000  Furukawa Electric Co..............................         732
     26,000  Hitachi Credit Corp...............................         504
    144,000  Hitachi Ltd.......................................       1,609
     60,000  Inabata & Co......................................         409
    111,000  Kaneka Corp.......................................         696
     36,000  Kurita Water Industries...........................         958
     16,300  Kyocera Ltd.......................................       1,295
     59,000  Kyudenko Co., Ltd.................................         497
     30,000  Lintec............................................         547
     72,000  Matsushita Electric Industries Ltd................       1,452
    270,000  Mitsubishi Chemical Corp..........................         881
     50,000  Mitsubishi Estate Co., Ltd........................         724
    157,000  Mitsubishi Heavy Industries Ltd...................       1,205
     53,000  Mitsumi Electric Co., Ltd.........................       1,263
     24,000  Murata Manufacturing Co., Ltd.....................         955
    107,000  NEC Corp..........................................       1,494

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
---------------------------------------------------------------------------

  JAPAN (CONT.)

     47,000  Nifco, Inc........................................  $      492
     15,000  Nintendo Corp., Ltd...............................       1,257
     29,000  Nippon Pillar Packing.............................         256
        141  Nippon Telegraph & Telephone Corp.................       1,354
    126,000  Nissan Motor Co...................................         978
     45,000  Nissha Printing...................................         518
     89,000  Obayashi Corp.....................................         596
    110,000  Ricoh Co., Ltd....................................       1,440
     31,000  Rinnai Corp.......................................         666
     18,000  Sangetsu Co., Ltd.................................         377
     43,000  Sankyo Co., Ltd...................................       1,445
     61,000  Sanwa Shutter.....................................         554
     79,000  Sekisui Chemical Co...............................         800
     71,000  Sekisui House Ltd.................................         719
     12,000  Shimamura Co., Ltd................................         427
     17,700  Sony Corp.........................................       1,543
     81,000  Sumitomo Marine & Fire Insurance Co...............         665
     67,000  Suzuki Motor Co., Ltd.............................         848
     19,000  TDK Corp..........................................       1,395
    141,000  Taisei Corp., Ltd.................................         653
     31,900  Tokyo Electron Ltd................................       1,526
    196,000  Toshiba Corp......................................       1,261
     38,000  Toyota Motor Corp.................................       1,121
    107,000  Tsubakimoto Chain.................................         653
     40,000  Yamanouchi Pharmaceutical Co......................       1,075
                                                                 ----------
                                                                     49,368
                                                                 ----------
  MALAYSIA (2.3%)
    309,000  Berjaya Group Bhd.................................         380
     66,000  Berjaya Sports Toto Bhd...........................         311
     68,000  Commerce Asset Holdings Bhd.......................         179
     14,000  Dialog Group Bhd..................................         202
     29,000  Edaran Otomobil Nasional Bhd......................         247
     39,000  Genting Bhd.......................................         187
     17,000  Lityan Holdings Bhd...............................         207
     50,000  Malayan Banking Bhd...............................         525
     70,000  Malaysian Resources Corp. Bhd.....................         193
     63,000  Rashid Hussain Bhd................................         399
     62,000  Resorts World Bhd.................................         187
    157,000  Sime Darby Bhd....................................         523
     54,000  United Engineers Malaysia Bhd.....................         389
                                                                 ----------
                                                                      3,929
                                                                 ----------
  NETHERLANDS (5.4%)
     53,000  ABN Amro Holdings N.V.............................         989
      8,950  Akzo Nobel N.V....................................       1,228
      3,000  Hollandsche Beton Groep N.V.......................         685
     31,501  ING Groep N.V.....................................       1,454
     15,800  KLM Royal Dutch Airlines N.V......................         487
     12,000  Koninklijke Bijenkorf Beheer N.V..................         840
     52,000  Koninklijke KNP BT N.V............................       1,185

                                                                   VALUE
  SHARES                                                           (000)
---------------------------------------------------------------------------
     16,300  Koninklijke Van Ommeren N.V.......................  $      633
     25,100  Philips Electronics N.V...........................       1,799
                                                                 ----------
                                                                      9,300
                                                                 ----------
  NEW ZEALAND (0.3%)
    189,280  Fletcher Challenge Forest.........................         459
                                                                 ----------
  NORWAY (1.1%)
    118,200  Den Norske Bank ASA...............................         463
     59,100  Saga Petroleum ASA, Class B.......................       1,032
  (a)57,500  Storebrand ASA....................................         343
                                                                 ----------
                                                                      1,838
                                                                 ----------
  SINGAPORE (2.2%)
     69,000  Datacraft Asia Ltd................................         220
     25,000  Development Bank of Singapore Ltd. (Foreign)......         315
    218,000  Electronic Resources Ltd..........................         343
    170,000  NatSteel..........................................         433
     30,040  Oversea-Chinese Banking Corp. (Foreign)...........         311
 (a)146,000  Pacific Century Regional Development..............         203
     42,000  Parkway Holdings Ltd..............................         188
     24,000  Singapore Press Holdings (Foreign)................         483
    283,000  Summit Holdings Ltd...............................         214
 (a)332,000  Super Coffeemix Manufacturing Ltd.................         276
     30,000  United Overseas Bank Ltd. (Foreign)...............         308
 (a)104,400  Want Want Holdings................................         347
     69,000  Wing Tai Holdings Ltd.............................         199
                                                                 ----------
                                                                      3,840
                                                                 ----------
  SPAIN (2.7%)
     12,600  Banco Bilbao Vizcaya S.A. (Registered)............       1,024
     81,100  Iberdrola S.A.....................................       1,025
     46,600  Telefonica de Espana S.A..........................       1,348
    108,200  Uralita S.A.......................................       1,209
                                                                 ----------
                                                                      4,606
                                                                 ----------
  SWEDEN (3.4%)
     20,450  Esselte AB, Class B...............................         481
     45,600  Nordbanken AB.....................................       1,533
     14,500  Pharmacia & Upjohn, Inc...........................         489
     25,100  S.K.F. AB, Class B................................         649
     20,000  Skandia Forsakrings AB............................         737
     32,400  Sparbanken Sverige AB, Class A....................         721
     37,700  Spectra-Physics AB, Class A.......................         678
     15,900  Svenska Handelsbanken, Class A....................         509
                                                                 ----------
                                                                      5,797
                                                                 ----------
  SWITZERLAND (7.8%)
     (a)490  Ascom Holdings AG (Bearer)........................         685
     (a)410  Baloise Holding Ltd. (Registered).................         977
        600  Bobst AG (Bearer).................................       1,019
      3,290  Forbo Holding AG (Registered).....................       1,420
      1,530  Holderbank Financiere Glarus AG, Class B
               (Bearer)........................................       1,445

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   VALUE
  SHARES                                                           (000)
---------------------------------------------------------------------------

  SWITZERLAND (CONT.)

     (a)380  Magazine Globus (Participating Certificates)......  $      206
      1,440  Nestle S.A. (Registered)..........................       1,900
     (a)588  Novartis AG (Registered)..........................         940
   (a)4,060  Oerlikon-Buehrle Holding AG (Registered)..........         476
        150  Schindler Holding AG (Participating
               Certificates)...................................         187
        560  Schindler Holding AG (Registered).................         719
        670  Schweizerische Industrie-Gesellschaft Holdings
               (Registered)....................................         996
      1,380  Sulzer AG (Registered)............................       1,181
   (a)3,000  Valora Holding AG (Registered)....................         637
      1,300  Zuerich Versicherung (Registered).................         517
                                                                 ----------
                                                                     13,305
                                                                 ----------
  UNITED KINGDOM (13.6%)
    114,000  Associated British Foods plc......................         981
     75,789  Bank of Scotland..................................         487
     93,000  Bass plc..........................................       1,135
    114,223  BAT Industries plc................................       1,022
    131,600  BG plc............................................         482
    156,000  British Telecommunications plc....................       1,159
     86,300  Burmah Castrol plc................................       1,460
    206,744  Christian Salvesen plc............................         971
    292,100  Courtaulds Textiles plc...........................       1,493
    185,700  Grand Metropolitan plc............................       1,787
    232,400  Imperial Tobacco Group plc........................       1,494
    271,519  John Mowlem & Co. plc.............................         556
    199,800  Kwik Save Group plc...............................       1,008
     47,600  Peninsular & Oriental Steam Navigation Co.........         474
     41,000  Premier Farnell plc...............................         319
    122,400  Racal Electronic plc..............................         489
    100,500  Reckitt & Colman plc..............................       1,501
    130,000  Royal & Sun Alliance Insurance Group plc..........         961
    131,050  Scottish Hydro-Electric plc.......................         906
     63,600  Southern Electric plc.............................         468
    229,300  Tate & Lyle plc...................................       1,705
     41,900  Unilever plc......................................       1,199
    294,800  WPP Group plc.....................................       1,205
                                                                 ----------
                                                                     23,262
                                                                 ----------
TOTAL COMMON STOCKS (Cost $141,557)............................     160,904
                                                                 ----------
PREFERRED STOCKS (1.6%)
  GERMANY (1.6%)
      2,710  Dyckerhoff AG.....................................         981
     12,700  Hornbach Holding AG...............................       1,060
   (a)1,300  Suedzucker AG.....................................         697
                                                                 ----------
TOTAL PREFERRED STOCKS (Cost $2,187)...........................       2,738
                                                                 ----------

   NO OF                                                           VALUE
  RIGHTS                                                           (000)
---------------------------------------------------------------------------

RIGHTS (0.0%)
  MALAYSIA (0.0%)
(a,d)27,200  Commerce Asset Holdings Bhd, expiring 7/23/97.....  $        2
                                                                 ----------
  SINGAPORE (0.0%)
(a,d)109,000 Electronic Resources Ltd., expiring
               7/07/97.........................................          72
                                                                 ----------
  SWITZERLAND (0.0%)
 (a,d)1,180  Sulzer AG, expiring 7/11/97.......................          --
                                                                 ----------
TOTAL RIGHTS (Cost $0).........................................          74
                                                                 ----------

  NO. OF
 WARRANTS
-----------

WARRANTS (0.0%)
  MALAYSIA (0.0%)
(a,d)17,000  Commerce Asset Holdings Bhd, expiring 3/16/02.....          --
 (a,d)9,000  Rashid Hussain Bhd, expiring 12/31/02.............          --
                                                                 ----------
TOTAL WARRANTS (Cost $0).......................................          --
                                                                 ----------
TOTAL FOREIGN SECURITIES (95.8%) (Cost $143,744)...............     163,716
                                                                 ----------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (6.2%)
  REPURCHASE AGREEMENT (6.2%)
$    10,616  Chase Securities, Inc. 5.70%, dated 6/30/97, due
               7/01/97, to be repurchased at $10,618,
               collateralized by U.S. Treasury Notes, 5.625%,
               due 2/15/06, valued at $10,798 (Cost $10,616)...      10,616
                                                                 ----------
FOREIGN CURRENCY (0.9%)
  GBP   147  British Pound.....................................         244
 FRF    438  French Franc......................................          75
  DEM   530  German Mark.......................................         304
ITL  37,650  Italian Lira......................................          22
JPY  90,454  Japanese Yen......................................         790
  MYR    14  Malaysian Ringgit.................................           6
  NZD   151  New Zealand Dollar................................         103
  SGD     2  Singapore Dollar..................................           1
  CHF    65  Swiss Franc.......................................          44
                                                                 ----------
TOTAL FOREIGN CURRENCY (Cost $1,596)...........................       1,589
                                                                 ----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                   VALUE
                                                                   (000)
----------------------------------------------------------------

TOTAL INVESTMENTS (102.9%) (Cost $155,956)............  $175,921
                                                        --------
OTHER ASSETS (1.6%)
  Cash.......................................  $   917
  Dividends Receivable.......................      556
  Receivable for Investments Sold............      534
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................      524
  Foreign Withholding Tax Reclaim
    Receivable...............................      127
  Receivable for Portfolio Shares Sold.......        8
  Interest Receivable........................        2     2,668
                                               -------
LIABILITIES (-4.5%)
  Payable for Investments Purchased..........   (7,300)
  Investment Advisory Fees Payable...........     (227)
  Payable for Closed Foreign Currency
    Exchange Contracts.......................     (128)
  Custodian Fees Payable.....................      (40)
  Administrative Fees Payable................      (21)
  Distribution Fees Payable..................      (16)
  Payable for Portfolio Shares Redeemed......       (7)
  Directors' Fees & Expenses Payable.........       (2)
  Other Liabilities..........................      (39)   (7,780)
                                               -------  --------
NET ASSETS (100%).....................................  $170,809
                                                        --------
                                                        --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $144,713
Undistributed Net Investment Income...............     1,204
Accumulated Net Realized Gain.....................     4,369
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................    20,523
                                                    --------
NET ASSETS........................................  $170,809
                                                    --------
                                                    --------

CLASS A:
--------------------------------------------------
NET ASSETS........................................  $140,458
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 11,358,501 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....    $12.37
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................   $30,351
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,462,111 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....    $12.33
                                                    --------
                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
 CURRENCY TO                          IN EXCHANGE             UNREALIZED
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE    GAIN (LOSS)
    (000)       (000)       DATE         (000)       (000)       (000)
-------------  --------  ----------  -------------  --------  -----------
U.S.$     162  $    162   7/02/97        GBP    97  $    162     $ --
U.S.$     258       258   7/02/97        AUD   342       258       --
  CHF     416       286   8/18/97    U.S.$     285       285       (1)
  CHF   6,499     4,478   8/18/97    U.S.$   4,573     4,573       95
  NLG   7,447     3,810   8/18/97    U.S.$   3,921     3,921      111
U.S.$   1,650     1,650   8/18/97        NLG 3,193     1,633      (17)
U.S.$   1,650     1,650   8/18/97        CHF 2,354     1,622      (28)
JPY 1,272,263    11,198   8/25/97    U.S.$  11,400    11,400      202
 BEF   19,501       545   8/29/97    U.S.$     552       552        7
  DEM   7,688     4,429   8/29/97    U.S.$   4,489     4,489       60
 U.S.     370       370   8/29/97       BEF 13,115       366       (4)
U.S.$   1,550     1,550   8/29/97        DEM 2,662     1,534      (16)
 FRF   24,463     4,186   9/15/97    U.S.$   4,317     4,317      131
U.S.$   1,650     1,650   9/15/97       FRF  9,553     1,634      (16)
               --------                             --------    -----
               $ 36,222                             $ 36,746     $524
               --------                             --------    -----
               --------                             --------    -----

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
AUD   --  Australian Dollar
BEF   --  Belgian Franc
NCS   --  Non Convertible Shares
NLG   --  Netherlands Guilder

------------------------------------------------------------
       SUMMARY OF FOREIGN AND U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  39,088         22.9%
Consumer Goods.........................     36,692         21.5
Electrical & Electronics...............      8,770          5.1
Energy.................................      7,459          4.4
Finance................................     26,826         15.7
Materials..............................     19,383         11.3
Multi-Industry.........................      4,169          2.4
Services...............................     21,329         12.5
                                         ---------          ---
                                         $ 163,716         95.8%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              8.5%
Denmark                1.3%
Finland                5.7%
France                 6.2%
Germany                7.7%
Hong Kong              2.7%
Ireland                2.6%
Italy                  1.7%
Japan                 11.8%
Netherlands            6.3%
New Zealand            1.0%
Norway                 1.8%
Singapore              0.8%
Spain                  3.0%
Sweden                 1.9%
Switzerland           10.5%
United Kingdom        18.9%
Other                  7.6%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO...............       8.14%        9.22%          16.49%
INDEX...................      11.21        12.84           14.89

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (assumes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 8.14% and 9.22%, respectively, as compared to total returns of 11.21% and 12.84%, respectively, for the Morgan Stanley Capital International
(MSCI) EAFE Index (the "Index"). From inception on December 15, 1992 to June 30, 1997, the average annual total return was 16.49% as compared to 14.89% for the Index.

The Portfolio's underperformance in the second quarter reversed the strong outperformance of the first three months of the year and reflected the Portfolio's significant underweighting in the strong Japanese market and yen, and the widespread marked underperformance of the small cap universe against the large cap EAFE Index.

Japan recovered strongly after its first quarter weakness with domestic stocks the major beneficiaries given significant yen strength. Yet despite their greater domestic focus, Japanese small caps continued to lag although the Portfolio's stock selection contributed positively to performance.

In Continental Europe further dollar strength against the major currencies continued to support the export sector, although there were some slight signs of recovery in domestic consumption in Switzerland, Germany and Spain. French stocks bounced back strongly in June given a more positive perception of the new socialist Government's commitment to fiscal rectitude and the European single currency. The Vontobel Swiss smaller companies index showed a 9.1% underperformance relative to large caps during the first half, illustrating the magnitude of small cap underperformance in Europe. This was also seen in the U.K. where election euphoria drove the financial and pharmaceutical sectors higher, completely bypassing small caps. The Hoare Govett smaller companies index lagged the FT All Share by 5.7%. Sterling strength was a significant negative to export stocks and hurt the Portfolio's stock selection.

Against this backdrop the Portfolio's strong stock selection in Japan, France, Hong Kong and Ireland

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
was not sufficient to offset particularly weak small cap returns in the U.K., Switzerland, the Netherlands, Germany and Australia. The Australian small cap index lagged large caps by a staggering 9.6% in the first six months of the year. The Portfolio's Australian and French Franc hedges contributed positively, offsetting some of the U.S. Dollar strength, while the Fund's underweighting in Malaysia and Singapore was also of benefit.

Portfolio activity has been high during the first half to the date of this letter as we sold Kuoni in Switzerland, Pico Far East in Hong Kong, Berentzen and Spar in Germany, L'Espresso in Italy, Jyske Bank in Denmark and Arnotts and Burswood in Australia -- all of which had reached over assessed fair value. The proceeds were invested in a number of new positions.

Westminster Healthcare and Care First are U.K. listed managers of nursing homes, a sector which has been significantly de-rated over the last few years as growth expectations proved disappointing. We believe both companies have been oversold and with strong management teams focused on extracting attractive returns from their assets, offer good value. Recent acquisition multiples within the sector lend support to this analysis.

Nutreco Group was a Dutch IPO which has already contributed strongly to the Portfolio's performance. It is the global market leader in the rapidly growing salmon fish food industry and the European leader in the compound feed industry. It is at the forefront of research and development and focuses on higher value-added products and services. Listed on under 6 times cash flow and 9 times free cash flow the shares offered good value.

Zehnder is the Swiss listed leading European producer of specialty radiators which had underperformed due to its exposure to the European construction markets. Acquired on 4 times cash flow and 7 times free cash flow the stock was inexpensive given its market positioning, strength of management and, in particular, its ability to generate good cash flow and returns on capital employed even at the bottom of the cycle.

Rauma, in Finland, is a world leader in logging equipment, pulp and paper process technologies, valves and rock crushing equipment. Two of the divisions are in the process of being restructured while the outlook for logging equipment is extremely positive. The shares should be re-rated as research coverage improves combined with enhanced liquidity following the reduction of UPM-Kymmene's holding. Purchased on 10 times earnings and 8 times free cash flow the shares offer attractive value.

Li and Fung is Hong Kong's premier trading company with 90 years of know how and a unique pan Asian sourcing network and a host of value added services to offer its clients. It acquired the former Inchcape trading arm in 1995 and is substantially improving its margins with an expected ROI in excess of 55% within three years. The shares were, acquired on 11 times 1997 earnings and free cash flow and a yield of over 5.5%.

Looking forward we anticipate few changes in the Portfolio's geographic mix. We continue to find attractive value in Australia, confirmed by a recent trip, while in the UK value is also evident following a fairly indiscriminate sell off of sterling-related stocks. We will, however, tread cautiously seeing no reason why sterling will weaken in the short-term and our focus will be on translation rather than transaction related sterling sensitives. The Japanese weighting may rise modestly given some value is emerging following the massive relative underperformance of small caps but, as discussed in the March 1997 First Quarter Report, we are concerned that the pressing need for deregulation will hurt the majority of Japanese companies. Few companies meet our quality threshold.

Elsewhere we continue to find attractive value in the small cap sector. The dearth of quality research on many of these stocks creates extremely attractive pricing inefficiencies and is all the more marked given the outperformance of large caps this year and the general paucity of value. While it is impossible to predict when small caps will start to outperform again, the valuations are compelling.

Margaret Naylor
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------

COMMON STOCKS (87.4%)
  AUSTRALIA (8.5%)
         16,100  Arnotts Ltd.......................................  $      107
        598,000  Auspine Ltd.......................................       1,603
     (a)990,079  Bains Harding Ltd.................................         224
        423,782  BRL Hardy Ltd.....................................       1,212
        470,300  Burswood Property Trust...........................         622
      2,486,636  Country Road Ltd..................................       2,967
         29,035  Eltin Ltd.........................................          55
      4,449,421  E.R.G. Ltd........................................       5,041
        417,000  Morgan & Banks Ltd................................       2,677
      6,477,549  Parbury Ltd.......................................       3,963
        950,000  Skilled Engineering Ltd...........................       1,744
   (a)1,828,500  Solution 6 Holdings Ltd...........................       1,298
        699,748  W.D. & H.O. Wills Holdings Ltd....................       1,030
                                                                     ----------
                                                                         22,543
                                                                     ----------
  DENMARK (1.3%)
         76,230  SYD-Sonderjylland Holdings........................       3,480
                                                                     ----------
  FINLAND (5.7%)
         39,230  Aamulehti Yhtymae Oy, Series II...................       1,436
      (a)63,100  Amer-Yhtymae Oy, Class A..........................       1,137
         55,370  KCI Konecranes International......................       2,432
         48,100  Kone Oy, Class B..................................       5,745
        309,250  Oy Tamro AB.......................................       2,145
         56,600  Rauma Oy..........................................       1,298
         90,300  Rautaruukki Oy....................................         948
                                                                     ----------
                                                                         15,141
                                                                     ----------
  FRANCE (6.2%)
         37,576  Dauphin O.T.A.....................................       2,610
         74,415  De Dietrich et Compagnie S.A......................       3,293
         71,490  Europeene d'Extincteurs...........................       4,916
         92,400  Legris Industries S.A.............................       4,357
      (a)59,768  Sediver S.A.......................................       1,221
                                                                     ----------
                                                                         16,397
                                                                     ----------
  GERMANY (2.8%)
         16,500  Duerr AG..........................................         681
        120,900  Gerresheimer Glas AG..............................       2,028
         61,765  Marseille-Kliniken AG.............................       1,591
      (a)11,433  Sinn AG...........................................       2,426
       (a)4,420  Varta AG..........................................         719
                                                                     ----------
                                                                          7,445
                                                                     ----------
  HONG KONG (2.7%)
      1,754,000  Chen Hsong Holdings...............................       1,019
      1,097,000  Jardine International Motor Holdings Ltd..........       1,388
      1,750,000  Li & Fung Ltd.....................................       1,965
      6,542,000  Vitasoy International Holdings Ltd................       2,934
                                                                     ----------
                                                                          7,306
                                                                     ----------


                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
  IRELAND (2.6%)
         73,924  Anglo Irish Bank Corp. plc........................  $       94
        169,700  Clondalkin Group plc..............................       1,644
        955,274  Green Property plc................................       5,178
                                                                     ----------
                                                                          6,916
                                                                     ----------
  ITALY (1.6%)
        580,000  Sogefi S.p.A......................................       1,467
        787,000  Unicem Di Risp (NCS)..............................       2,005
         81,000  Vincenzo Zucchi S.p.A.............................         428
        199,050  Vincenzo Zucchi S.p.A. (NCS)......................         469
                                                                     ----------
                                                                          4,369
                                                                     ----------
  JAPAN (11.8%)
         15,000  Exedy Corp........................................         191
        231,000  Foster Electric Co., Ltd..........................       1,553
        463,000  Hankyu Realty.....................................       3,726
        742,000  Japan Oil Transportation..........................       2,817
        213,000  Japan Vilene Co., Ltd.............................         976
        134,000  Kansei Corp.......................................       1,037
        388,000  Kirin Beverage Corp...............................       6,774
        136,000  Nifco, Inc........................................       1,425
        722,250  Nissan Fire & Insurance Co........................       3,972
         61,000  Sangetsu Co., Ltd.................................       1,278
        549,000  Toc Co............................................       6,517
        170,000  Toyoda Gosei Co...................................       1,187
                                                                     ----------
                                                                         31,453
                                                                     ----------
  NETHERLANDS (6.3%)
         38,970  Ahrend Groep N.V..................................       2,633
         83,000  Apothekers Cooperatie OPG.........................       2,857
         31,745  Atag Holding N.V..................................       1,737
         27,916  Hollandsche Beton Groep N.V.......................       6,372
         45,830  Koninklijke Van Ommeren N.V.......................       1,780
      (a)65,950  Nutreco Holding N.V...............................       1,369
          4,122  Samas Groep N.V...................................         177
                                                                     ----------
                                                                         16,925
                                                                     ----------
  NEW ZEALAND (1.0%)
        687,853  Fisher & Paykel Industries Ltd....................       2,687
                                                                     ----------
  NORWAY (1.8%)
         73,850  Adelsten ASA, Class B.............................       1,593
        103,000  Kverneland ASA....................................       2,797
     (a)228,020  Oceanor...........................................         311
                                                                     ----------
                                                                          4,701
                                                                     ----------
  SINGAPORE (0.8%)
        671,000  GP Batteries International Ltd....................       1,999
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
  SPAIN (3.0%)
         80,000  Bodegas y Bebidas S.A.............................  $    3,640
         92,775  Empresa Nacional Hidroelectrica del Ribagorzana
                   S.A., Class B...................................       2,202
         48,550  Miquel y Costas & Miquel S.A......................       2,196
                                                                     ----------
                                                                          8,038
                                                                     ----------
  SWEDEN (1.9%)
        108,700  Marieberg Tidnings AB.............................       2,699
     (a)154,700  Scandic Hotels AB.................................       2,441
                                                                     ----------
                                                                          5,140
                                                                     ----------
  SWITZERLAND (10.5%)
          2,600  Bobst AG (Bearer).................................       4,417
          4,967  Bucher Holdings AG (Bearer).......................       5,171
          9,800  Edipresse S.A. (Bearer)...........................       2,316
          2,750  LEM Holdings AG...................................         603
       (a)4,575  Magazine Globus (Participating Certificates)......       2,476
          4,450  Porst Holding AG (Bearer).........................         689
         14,385  Publicitas Holding S.A. (Registered)..............       2,739
          2,865  Schweizerische Industrie-Gesellschaft Holdings AG
                   (Registered)....................................       4,258
      (a)11,475  Valora Holding AG.................................       2,436
          4,470  Zehnder Holding AG, Class B.......................       2,143
            910  Zellweger Luwa AG (Bearer)........................         674
                                                                     ----------
                                                                         27,922
                                                                     ----------
  UNITED KINGDOM (18.9%)
      4,004,247  Anglo Irish Bank Corp. plc (British Pound
                   Shares).........................................       5,201
      1,211,900  Bluebird Toys plc.................................       1,857
      1,371,200  BSM Group plc.....................................       2,512
        462,400  Care First Group plc..............................         893
        796,500  Corporate Services Group plc......................       2,480
        821,300  Devro plc.........................................       4,636
   (a)2,540,850  Donelon Tyson plc.................................          --
      1,782,600  GEI International plc.............................       2,864
        519,600  Industrial Control Services Group plc.............       1,185
        426,289  International Business Communications (Holdings)
                   plc.............................................       2,790
      1,608,965  John Mowlem & Co. plc.............................       3,295
  (a)33,795,100  Kendell plc.......................................          --
        206,800  Le Riches Stores Ltd..............................       1,329
        206,335  Mallett plc.......................................         332
      2,354,600  Matthews (Bernard) plc............................       4,430
        120,000  Northern Leisure plc..............................         504
        651,000  Oriflame International S.A........................       5,257
   (a)2,659,393  Pentos plc........................................          --


                                                                       VALUE
    SHARES                                                             (000)
-------------------------------------------------------------------------------
        667,000  Ricardo Group plc.................................  $    1,499
     (a)503,100  SGB Group plc.....................................       1,298
   (a)1,895,000  Tandem Group plc..................................         205
      1,344,500  The 600 Group plc.................................       2,687
        728,700  UniChem plc.......................................       3,106
        522,800  Waterman Partnership Holdings plc.................         501
        344,000  Westminster Health Care Holdings plc..............       1,512
                                                                     ----------
                                                                         50,373
                                                                     ----------
TOTAL COMMON STOCKS (Cost $211,333)................................     232,835
                                                                     ----------
PREFERRED STOCKS (4.9%)
  GERMANY (4.9%)
         10,923  Dyckerhoff AG.....................................       3,954
         31,650  Hornbach Holding AG...............................       2,641
          8,550  STO AG-Vorzug.....................................       3,556
         16,100  Wuerttembergische Metallwarenfabrik AG............       2,932
                                                                     ----------
TOTAL PREFERRED STOCKS (Cost $11,390)..............................      13,083
                                                                     ----------

     FACE
    AMOUNT
     (000)
---------------

CONVERTIBLE DEBENTURE (0.1%)
  ITALY (0.1%)
  ITL   518,000  Mediobanca S.p.A 5.50%, 1/01/00 (Cost $328).......         310
                                                                     ----------
TOTAL FOREIGN SECURITIES (92.4%) (Cost $223,051)...................     246,228
                                                                     ----------
SHORT-TERM INVESTMENT (4.5%)
  REPURCHASE AGREEMENT (4.5%)
$        12,111  Chase Securities, Inc. 5.70%, dated 6/30/97, due
                   7/01/97, to be repurchased at $12,113,
                   collateralized by U.S. Treasury Notes, 5.625%,
                   due 2/15/06, valued at $12,317 (Cost $12,111)...      12,111
                                                                     ----------
FOREIGN CURRENCY (1.6%)
    AUD      40  Australian Dollar.................................          30
    GBP     132  British Pound.....................................         221
   FRF      208  French Franc......................................          35
    DEM   5,290  German Mark.......................................       3,035
  ITL   178,509  Italian Lira......................................         105
  JPY    13,167  Japanese Yen......................................         115
    NLG     642  Netherlands Guilder...............................         327
   ESP      126  Spanish Peseta....................................           1
    CHF     673  Swiss Franc.......................................         461
                                                                     ----------
TOTAL FOREIGN CURRENCY (Cost $4,359)...............................       4,330
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------

TOTAL INVESTMENTS (98.5%) (Cost $239,521)................  $262,669
                                                           --------
OTHER ASSETS (2.2%)
  Cash.......................................  $       19
  Receivable for Investments Sold............       1,703
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................       1,666
  Receivable for Portfolio Shares Sold.......       1,592
  Dividends Receivable.......................         488
  Foreign Withholding Tax Reclaim
    Receivable...............................         258
  Interest Receivable........................          10
  Other......................................           9     5,745
                                               ----------
LIABILITIES (-0.7%)
  Payable for Investments Purchased..........      (1,039)
  Investment Advisory Fees Payable...........        (547)
  Payable for Closed Foreign Currency
    Exchange Contracts.......................        (187)
  Custodian Fees Payable.....................         (33)
  Administrative Fees Payable................         (33)
  Directors' Fees & Expenses Payable.........          (9)
  Other Liabilities..........................         (39)   (1,887)
                                               ----------  --------
NET ASSETS (100%)........................................  $266,527
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $229,574
Undistributed Net Investment Income...............     2,550
Accumulated Net Realized Gain.....................     9,598
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................    24,805
                                                    --------
NET ASSETS........................................  $266,527
                                                    --------
                                                    --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 14,643,353 outstanding $.001 par
  value shares (authorized 1,000,000,000
  shares).........................................    $18.20
                                                    --------
                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                     NET
CURRENCY TO                            IN EXCHANGE                UNREALIZED
  DELIVER      VALUE     SETTLEMENT        FOR         VALUE     GAIN (LOSS)
   (000)       (000)        DATE          (000)        (000)        (000)
-----------   --------   -----------   ------------   --------   ------------
FRF  55,000   $  9,409     9/12/97     U.S.$ 10,896   $ 10,896   $     1,487
 AUD  9,100      6,897     1/12/98     U.S.$  7,076      7,076           179
              --------                                --------        ------
              $ 16,306                                $ 17,972   $     1,666
              --------
              --------                                --------        ------
                                                      --------        ------

------------------------------------------------------------

(a)   --  Non-income producing security
NCS   --  Non Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  61,057         22.9%
Consumer Goods.........................     62,025         23.3
Energy.................................      2,202          0.8
Finance................................     31,155         11.7
Materials..............................     31,692         11.9
Multi-Industry.........................      8,858          3.3
Services...............................     49,239         18.5
                                         ---------          ---
                                         $ 246,228         92.4%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables           7.6%
Audio/Video Products                      0.4%
Automobiles                               5.4%
Business Materials & Components           1.2%
Business & Public Services                1.7%
Chemicals                                 5.4%
Construction & Housing                    4.9%
Data Processing & Reproduction            3.0%
Electrical & Electronics                 13.7%
Electrical Components & Instruments      10.3%
Financial Services                        1.2%
Health & Personal Care                    5.2%
Industrial Components                     0.9%
Insurance                                 1.2%
Machinery & Engineering                  17.5%
Merchandising                             3.6%
Metals -- Non-Ferrous                     1.4%
Metals -- Steel                           0.9%
Real Estate                               1.1%
Recreation, Other Consumer Goods          6.0%
Telecommunications                        4.6%
Textiles & Apparel                        1.1%
Other                                     1.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-----------------------------------------

                                       TOTAL RETURNS(2)
                          ------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR    SINCE INCEPTION
                          ----------  ------------  ----------------
PORTFOLIO -- CLASS A....      23.37%       12.87%           4.55%
PORTFOLIO -- CLASS B....      23.05        12.26           13.61
INDEX -- CLASS A........       9.07        -8.87           -1.81
INDEX -- CLASS B........       9.07        -8.87           -4.83

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities include common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 23.37% and 12.87%, respectively, for the Class A shares; and 23.05% and 12.26%, respectively, for the Class B shares as compared to total returns of 9.07% and -8.87%, respectively, for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). From inception on April 25, 1994 to June 30, 1997, the average annual total return for Class A was 4.55% as compared to -1.81% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 13.61% as compared to -4.83% for the Index.

During the second quarter of 1997, the Japanese equity market rebounded sharply from the low set in February. This rally came despite a consumption tax hike from 3 to 5% in April, the collapse of Nissan Life Insurance, scandals at Nomura and DKB as well as sharp strengthening of the yen. Sentiment also improved after April as the severely depressed banking sector stage a technical rally and overall anxiety regarding the Japanese economy softened.

In retrospect, we believe that the stock market digested the weakening economic growth of the April-June quarter (stemming from the consumption tax hike) in the November to February sell-off. In fact, as the second quarter progressed many market participants became more encouraged that economic prospects are brighter than the prevailing negative consensus, with such conviction confirmed by the release of June's Bank of Japan "Tankan" report. This quarterly survey was "+7", significantly better than the consensus estimates. Moreover, on a global basis, Japanese domestic shortcomings look less severe when compared with the French election results and Germany's mounting budget deficit problems. Therefore, on a global macro level, confidence and relative optimism for Japan yet again began to emerge.

The financial sector, particularly banks, staged a sharp technical rebound from severely oversold levels with large open short interest positions contributing to a volatile rally during the second quarter. The

--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
announcement that troubled Nippon Credit Bank and Bankers Trust formed alliances and that Hokkaido Bank and Takushoku Bank will merge also helped to raise interest in the sector. The Ministry of Finance appeared to not allow large banks to fail. Also, the 5% equity stake a large U.S. investor took in Wako Securities provided evidence that mergers and acquisitions activity in the Japanese financial sector with Big Bang looming may accelerate.

International Blue chips, the market bellcow since mid 1996, entered a consolidation period in June. This sector, favored by domestic pension funds and foreign investors for both value and growth, sold off primarily from the rapid appreciation of the yen. The sharp appreciation of the yen came from a mounting trade surplus between Japan and the U.S., particularly during April and May. At the Washington G-7 meeting in April, statements were issued that "proper currency levels are necessary" for the trade balance to correct. Moreover, official U.S. statements directed to Japan posed strong language that the Japanese domestic economy must be improved. As such, although most international blue chips' earnings are more resilient now to a stronger yen, some investors had ample reason to take profits in this sector.

We believe that focus should not be on the Japanese economic recovery but more on the degree to which it will improve. Evidence such as June's Tankan report and bottom-up earnings results we are witnessing from leading companies in Japan suggest that the recovery is well on its way. However, the drag on the domestic economy from mounting bankruptcy rates and banks' non-performing loans as well as inefficient fiscal policy remain serious. In order for the domestic economy to continue improving and show real private demand increases, additional policy changes including further deregulation and administrative reform will need to take place. We are hopeful this will occur. The LDP has recently shown it is getting stronger with less internal friction and therefore a concerted policy drive will be easier to implement.

While the scandals at Nomura, DKB and bankruptcy at Nissan Life were a few casualties during the first half of 1996, we believe there are potentially more such cases which could negatively affect the financial sector. On the other hand, international blue chips and globally competitive deregulated Japanese industries will likely see a continued improvement in earnings and demand from domestic and foreign investors. Moreover, these companies are also "domestic demand" plays because Japan is rapidly shifting to digital broadcasting, e-mail, PC's and multimedia and therefore companies such as SONY are not only "export" plays on the market but enjoy a large growing domestic market.

We believe that the yen will stabilize in a trading range of 110-123 to the dollar and the recent 10% correction in the currency should begin to impact trade surplus numbers less negatively. Our Portfolio will continue to favor electronics, blue chips, multimedia and high technology companies which represent value and show visible earning momentum.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (98.3%)
  APPLIANCES & HOUSEHOLD DURABLES (7.6%)
   253,000  Matsushita Electric Industries Ltd................  $    5,101
   127,400  Rinnai Corp.......................................       2,736
    62,000  Sony Corp.........................................       5,406
                                                                ----------
                                                                    13,243
                                                                ----------
  AUDIO/VIDEO PRODUCTS (0.4%)
    54,000  Nissha Printing...................................         622
                                                                ----------
  AUTOMOBILES (5.4%)
   458,000  Nissan Motor Co...................................       3,554
   234,000  Suzuki Motor Co., Ltd.............................       2,962
   100,000  Toyota Motor Corp.................................       2,950
                                                                ----------
                                                                     9,466
                                                                ----------
  BUILDING MATERIALS & COMPONENTS (1.2%)
   180,000  Fujitec Co., Ltd..................................       2,137
                                                                ----------
  BUSINESS & PUBLIC SERVICES (1.7%)
   133,000  Dai Nippon Printing Co., Ltd......................       3,007
                                                                ----------
  CHEMICALS (5.4%)
   461,000  Daicel Chemical Industries Ltd....................       1,783
   439,000  Kaneka Corp.......................................       2,751
   623,000  Mitsubishi Chemical Corp..........................       2,034
    97,000  Okura Industrial Co., Ltd.........................         382
   252,000  Sekisui Chemical Co...............................       2,551
                                                                ----------
                                                                     9,501
                                                                ----------
  CONSTRUCTION & HOUSING (4.9%)
   200,000  Kyudenko Co., Ltd.................................       1,686
   332,000  Obayashi Corp.....................................       2,223
   257,000  Sekisui House Ltd.................................       2,602
   430,000  Taisei Corp., Ltd.................................       1,993
                                                                ----------
                                                                     8,504
                                                                ----------
  DATA PROCESSING & REPRODUCTION (3.0%)
   192,000  Canon, Inc........................................       5,229
                                                                ----------
  ELECTRICAL & ELECTRONICS (13.7%)
   395,000  Fujitsu Ltd.......................................       5,482
   467,000  Hitachi Ltd.......................................       5,218
   160,000  Mitsumi Electric Co., Ltd.........................       3,813
   356,000  NEC Corp..........................................       4,972
   678,000  Toshiba Corp......................................       4,361
                                                                ----------
                                                                    23,846
                                                                ----------
  ELECTRONIC COMPONENTS & INSTRUMENTS (10.3%)
    57,000  Kyocera Ltd.......................................       4,528
    90,000  Murata Manufacturing Co., Ltd.....................       3,582
    65,000  TDK Corp..........................................       4,771
   107,700  Tokyo Electron Ltd................................       5,152
                                                                ----------
                                                                    18,033
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCIAL SERVICES (1.2%)
   107,000  Hitachi Credit Corp...............................  $    2,073
                                                                ----------
  HEALTH & PERSONAL CARE (5.2%)
   153,000  Sankyo Co., Ltd...................................       5,142
   144,000  Yamanouchi Pharmaceutical Co......................       3,871
                                                                ----------
                                                                     9,013
                                                                ----------
  INDUSTRIAL COMPONENTS (0.9%)
   154,000  Nifco, Inc........................................       1,613
                                                                ----------
  INSURANCE (1.2%)
   266,000  Sumitomo Marine & Fire Insurance Co...............       2,182
                                                                ----------
  MACHINERY & ENGINEERING (17.5%)
   373,000  Amada Co., Ltd....................................       3,288
   175,000  Daifuku Co., Ltd..................................       2,307
   252,000  Daikin Industries Ltd.............................       2,288
   141,000  Fuji Machine Manufacturing Co.....................       5,108
   139,000  Kurita Water Industries...........................       3,700
   598,000  Mitsubishi Heavy Industries Ltd...................       4,588
   203,000  Nippon Pillar Packing.............................       1,790
   390,000  Ricoh Co., Ltd....................................       5,106
   397,000  Tsubakimoto Chain.................................       2,426
                                                                ----------
                                                                    30,601
                                                                ----------
  MERCHANDISING (3.6%)
    66,020  Family Mart.......................................       3,239
   223,000  Inabata & Co......................................       1,520
    76,000  Sangetsu Co., Ltd.................................       1,592
                                                                ----------
                                                                     6,351
                                                                ----------
  METAL-NON-FERROUS (1.4%)
   259,000  Sanwa Shutter.....................................       2,351
                                                                ----------
  METALS-STEEL (0.9%)
   320,000  Asahi Tec Corp....................................       1,558
                                                                ----------
  REAL ESTATE (1.1%)
   137,000  Mitsubishi Estate Co., Ltd........................       1,985
                                                                ----------
  RECREATION, OTHER CONSUMER GOODS (6.0%)
    90,000  Fuji Photo Film Ltd...............................       3,622
   110,000  Lintec............................................       2,007
    57,000  Nintendo Corp., Ltd...............................       4,776
                                                                ----------
                                                                    10,405
                                                                ----------
  TELECOMMUNICATIONS (3.3%)
       590  Nippon Telegraph & Telephone Corp.................       5,665
                                                                ----------
  TELECOMMUNICATIONS EQUIPMENT (1.3%)
   350,000  Furukawa Electric Co..............................       2,227
                                                                ----------
  TEXTILES & APPAREL (1.1%)
    55,000  Shimamura Co., Ltd................................       1,959
                                                                ----------
TOTAL COMMON STOCKS (Cost $157,897)...........................     171,571
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

FOREIGN CURRENCY (0.4%)
JPY  78,253 Japanese Yen (Cost $683)..........................  $      683
                                                                ----------

TOTAL INVESTMENTS (98.7%) (Cost $158,580)................   172,254
                                                           --------
OTHER ASSETS (3.1%)
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................  $    3,124
  Receivable for Investments Sold............       1,880
  Receivable for Portfolio Shares Sold.......         368
  Dividends Receivable.......................          44
  Other......................................           4     5,420
                                               ----------
LIABILITIES (-1.8%)
  Bank Overdraft.............................      (1,358)
  Payable for Portfolio Shares Redeemed......      (1,339)
  Investment Advisory Fees Payable...........        (309)
  Payable for Investments Purchased..........         (47)
  Administrative Fees Payable................         (23)
  Custodian Fees Payable.....................         (11)
  Directors' Fees & Expenses Payable.........          (7)
  Distribution Fees Payable..................          (1)
  Other Liabilities..........................         (30)   (3,125)
                                               ----------  --------
NET ASSETS (100%)........................................  $174,549
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $167,338
Accumulated Net Investment Loss...................    (9,142)
Accumulated Net Realized Loss.....................      (443)
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................    16,796
                                                    --------
NET ASSETS........................................  $174,549
                                                    --------
                                                    --------


                                           AMOUNT
                                           (000)
---------------------------------------------------

CLASS A:
---------------------------------------
NET ASSETS.............................    $172,141
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 17,538,339 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................       $9.82
                                         ----------
                                         ----------
CLASS B:
---------------------------------------
NET ASSETS.............................      $2,408
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  Applicable to 246,580 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................       $9.77
                                         ----------
                                         ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                            NET
 CURRENCY TO                                IN EXCHANGE                  UNREALIZED
   DELIVER         VALUE     SETTLEMENT         FOR           VALUE     GAIN (LOSS)
    (000)          (000)        DATE           (000)          (000)        (000)
--------------   ---------   -----------   --------------   ---------   ------------
 JPY 4,197,500   $  36,840      8/06/97    U.S.$   34,864   $  34,864   $    (1,976)
 JPY 2,796,324      24,542      8/06/97    U.S.$   23,100      23,100        (1,442)
U.S.$   22,475      22,475      8/06/97     JPY 2,796,324      24,542         2,067
 JPY 2,421,150      21,249      8/06/97    U.S.$   20,000      20,000        (1,249)
U.S.$   19,454      19,454      8/06/97     JPY 2,421,150      21,249         1,795
U.S.$   33,743      33,743      8/06/97     JPY 4,197,500      36,840         3,097
 JPY 4,824,820      43,168     12/11/97    U.S.$   44,000      44,000           832
                 ---------                                  ---------   ------------
                 $ 201,471                                  $ 204,595   $     3,124
                 ---------
                 ---------                                  ---------   ------------
                                                            ---------   ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        7.2%
Brazil          47.4%
Chile            8.4%
Colombia         2.1%
Mexico          27.4%
Peru             2.1%
Venezuela        3.1%
Other            2.3%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
-------------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      44.08%       59.31%          31.55%
PORTFOLIO -- CLASS B....      43.94        59.04           61.74
INDEX -- CLASS A........      40.50        45.84           19.16
INDEX -- CLASS B........      40.50        45.84           41.20

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 44.08% and 59.31%, respectively, for the Class A shares; and 43.94% and 59.04%, respectively, for the Class B shares as compared to total returns of 40.50% and 45.84%, respectively, for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). From inception on January 18, 1995 to June 30, 1997, the average annual total return of Class A was 31.55% as compared to 19.16% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 61.74% as compared to 41.20% for the Index.

Overall the Latin American equity markets enjoyed a remarkable quarter, as the MSCI Latin America Index advanced 22.0% for the three months ended June 30, 1997. The favorable performance was the result of a confluence of factors, particularly positive momentum on the privatization front in Brazil, a broadening of the economic recovery in Mexico, and an end to the drought in Chile.

ARGENTINA

Argentina did not contain any particularly market-impacting news during the quarter, and advanced largely in sympathy with the region. The strong economic recovery, led by construction and mining, continues to accelerate and this has provided a sound backdrop for the equity market. There has been little evidence of a consumer recovery and, with unemployment hovering in the high teens, we do not expect to see a robust turnaround in the near future. Our overall outlook remains for the recovery to continue and center on infrastructure and fixed investment, for the political environment to remain benign, and the equity market to move more or less in line with the region.

BRAZIL

Brazil again propelled the region, both on the news front as well as the performance front. Setting the tone for the second quarter was the successful privatization of mining giant CVRD to a private consortium at a 20% premium to the minimum price.

--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
Another boost was the positive change in tariffs for both the telecommunications and electric utility industries; this measure not only should favorably impact profitability in both sectors, but is also a positive step toward eventual privatization. On the political reform front, there was not much tangible progress made in the second quarter, but industry level improvements as well as local liquidity factors -- i.e. a flow of local money from fixed income funds to equity funds -- dominated the market's performance.

Looking ahead, we think the Brazilian market has perhaps verged on getting ahead of itself. While we continue to be extremely bullish on the positive fundamental developments in core segments of the economy, we are beginning to get the sense that perhaps valuation and sentiment levels have reached the point where too much good news is "being priced in." As such, we have modestly cut back on our weighting in the market, and have a market weight position; that market weight position is represented by stock specific ideas, as we are actually underweight most of the blue chip "Bras" stocks.

CHILE

Chile, interestingly, is out of step with the rest of the region even though its stock market has performed in line. The Chilean economy is in the midst of a Chile-style "slowdown" (i.e. GDP growth of 5-6%) from an unsustainably brisk pace last year, as the monetary authorities have engineered a soft landing. As a result, interest rates have in fact been loosened this year in order to pick up the economic pace and to acknowledge that inflationary pressures have been contained. This easing of monetary policy has provided a favorable climate for equity performance, notwithstanding the fact that overall earnings growth in the market is lackluster.

Another important item driving the market, and in particular affecting the all-important electric utility sector (roughly 35% of the total market capitalization), has been the drought. The drought has had the effect of raising costs for certain electric generators, thereby dampening profits. As the drought ended in the second quarter due to a deluge of rain (in fact there were, ironically enough, floods) the electric utility sector stocks surged as investors' concerns eased.

COLOMBIA

Colombia was the laggard in the region as its market is the least correlated with the region and boasted the best performance going in to the second quarter. Further, economic growth continued to surprise on the downside as the government's efforts to dampen stubborn inflationary pressures has slowed economic activity. While valuation levels are still the cheapest in the region, we feel that the country warrants a discount owing to its uncertain economic outlook and political woes.

MEXICO

Mexico staged a dramatic turnaround in the latter part of the second quarter. After having fallen precipitously early in the quarter on the back of disappointing first quarter corporate earnings published in April, sentiment subsequently reversed itself as a) signs of a broadening of the economic recovery began to emerge, and b) investors began to realize that the congressional and mayoral elections in July would be a benign event. These two processes restored confidence to the market and it paced the region in the latter part of the quarter.

We feel strongly that Mexico has made great strides to restore balance to its fiscal, trade, and current accounts. The economy is on a solid footing, employment levels are picking up, and the consumer is (albeit slowly) recovering. Further, the political arena has opened up considerably. Free, democratic elections will take place in July in what is widely viewed to be the fairest electoral process Mexico has seen in this century. Although an opening up of the political arena is not without risks, we believe that it is healthy for the long-run sustainability of the economic program.

PERU

Peru had a strong quarter, stemming in large part from a dramatic turnaround in the economy as well as from a dramatic end to the hostage crisis. GDP growth is expected to recover quite strongly from the slowdown in 1996, and this should bode well for earnings growth. However, the economy suffers from a natural resource dependence which makes it vulnerable to commodity price swings, and the political scenario is relatively uncertain. President Fujimori, while enjoying a short spurt in popularity after the successful rescue of the hostages, continues to plummet in popularity ratings and this has engendered a decline in confidence in the country. We continue to underweight the market.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)

VENEZUELA

After lagging in the first quarter, Venezuela played catch-up and paced the region in the second quarter. Strong first quarter earnings by bellwether telephone stock CANTV buoyed the market, and this was subsequently followed by a successful resolution of the long-awaited "severance program," which will entail short-term costs for private and government companies, but is a long-term positive as it helps liberalize the labor markets. Overall we are constructive on the Venezuelan market as the government appears genuinely committed to following through on its reform program.

Robert L. Meyer
PORTFOLIO MANAGER

Andy Skov
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
      SHARES                                                         (000)
-----------------------------------------------------------------------------

COMMON STOCKS (97.7%)
  ARGENTINA (7.2%)
        (a)406,390  Acindar, Class B.............................  $    1,040
           147,977  Banco del Suquia, Class B....................         576
         (a)10,106  Disco ADR....................................         400
             6,475  Quilmes......................................          66
            26,493  Quilmes ADR..................................         308
           167,291  Siderar, Class A.............................         686
         (e)10,365  Siderar ADR..................................         337
             5,405  Telecom Argentina ADR........................         284
            25,143  Telefonica Argentina ADR.....................         871
            35,595  YPF ADR......................................       1,095
                                                                   ----------
                                                                        5,663
                                                                   ----------
  BRAZIL (47.4%)
 (a,d,q)11,847,000  Banco Nacional (Preferred)...................           1
      (q)2,390,000  Brahma (Preferred)...........................       1,820
         (q)39,655  Brahma ADR (Preferred).......................         607
         (q)14,069  CEMIG ADR (Preferred)........................         708
        (e,q)1,042  CEMIG ADR (Preferred)........................          54
     (q)51,779,010  CEMIG (Preferred)............................       2,669
      (q)2,516,000  Coteminas (Preferred)........................         982
      (q)2,098,316  CPFL (Preferred).............................         349
    (a,q)6,510,258  CRT (Preferred)..............................       9,796
         (q)29,986  CVRD (Preferred).............................         663
         (q)34,986  CVRD (Preferred B)...........................          --
          (q)6,170  CVRD ADR (Preferred).........................         138
         4,756,000  Eletrobras...................................       2,659
            71,750  Eletrobras ADR...............................       2,002
        (q)742,000  Eletrobras, Class B (Preferred)..............         442
          (q)5,375  Eletrobras, Class B ADR (Preferred)..........         159
     (q)13,284,000  Ericsson Telecomunicacoes (Preferred)........         790
        (q)562,000  Iven (Preferred).............................         384
           949,000  Lightpar.....................................         378
       (e,q)13,460  Lojas Arapua ADR (Preferred).................         223
     (q)32,237,000  Lojas Arapua (Preferred).....................         524
     (q)18,223,000  Lojas Renner (Preferred).....................         934
         (q)21,450  Pao de Acucar ADR (Preferred)................         492
      (q)9,213,000  Petrobras (Preferred)........................       2,559
        11,474,000  Telebras.....................................       1,556
         (q)17,185  Telebras ADR (Preferred).....................       2,608
     (q)21,683,000  Telebras (Preferred).........................       3,289
         (q)20,120  Unibanco GDR (Preferred).....................         747
                                                                   ----------
                                                                       37,533
                                                                   ----------
  CHILE (8.4%)
            16,265  Andina, Class B ADR..........................         339
            56,325  CCU ADR......................................       1,236
            37,083  Chilectra ADR................................       1,067
            10,380  Enersis ADR..................................         369
            18,870  Quinenco ADR.................................         349
            91,193  Santa Isabel ADR.............................       2,941
            19,400  Unimarc ADR..................................         364
                                                                   ----------
                                                                        6,665
                                                                   ----------


                                                                     VALUE
      SHARES                                                         (000)
-----------------------------------------------------------------------------
  COLOMBIA (2.1%)
         1,796,923  Banco de Colombia............................  $      659
           141,690  Bavaria......................................       1,017
                                                                   ----------
                                                                        1,676
                                                                   ----------
  MEXICO (27.4%)
        (a)203,429  Banacci, Class B.............................         523
         (a)78,246  Banacci, Class L.............................         183
        (a)406,140  Bancomer, Class B............................         196
        (a,e)3,224  Bancomer, Class B ADR........................          31
        (a)306,754  Banorte, Class B.............................         320
            59,553  Carso, Class A1..............................         415
             2,790  Carso ADR....................................          39
           259,935  Cemex CPO....................................       1,131
            34,620  Cemex ADR CPO................................         300
            89,290  Cemex, Class B...............................         437
            90,910  Cemex, Class B ADR...........................         876
            42,505  Cifra, Class B...............................          79
            78,823  Cifra, Class B ADR...........................         145
            34,270  Cifra, Class C...............................          55
            16,072  Coke Femsa ADR...............................         830
           669,655  FEMSA, Class B...............................       3,993
         (e)46,440  FEMSA ADR....................................         276
            25,975  Grupo Modelo, Class C........................         180
            12,020  Hylsamex GDR (Registered)....................         359
           862,900  Kimberly, Class A............................       3,459
           123,225  Maseca, Class B..............................         135
            39,395  Maseca, Class B ADR..........................         650
            14,936  Panamco......................................         491
           324,150  Soriana, Class B.............................         815
         (a)21,115  Tamsa, ADR...................................         389
         (a)76,145  Televisa GDR CPO.............................       2,313
            63,927  Telmex ADR...................................       3,053
                                                                   ----------
                                                                       21,673
                                                                   ----------
  PERU (2.1%)
            49,220  Banco Wiese ADR..............................         320
             5,900  Credicorp....................................         130
           328,694  Ferreyros....................................         378
            14,000  Luz Del Sur..................................          16
            30,550  Peru, Class B ADR............................         800
                                                                   ----------
                                                                        1,644
                                                                   ----------
  VENEZUELA (3.1%)
            24,660  CANTV ADR....................................       1,063
           832,177  Electricidad de Caracas......................       1,333
             6,580  Mavesa ADR...................................          67
                                                                   ----------
                                                                        2,463
                                                                   ----------
TOTAL COMMON STOCKS (Cost $64,274)...............................      77,317
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      NO. OF                                                         VALUE
      RIGHTS                                                         (000)
-----------------------------------------------------------------------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
         (a)11,000  Lojas Arapua, expiring 12/31/97 (Cost $0)....  $       --
                                                                   ----------

       FACE
      AMOUNT
      (000)
------------------

FOREIGN CURRENCY (0.1%)
     ARP         1  Argentine Peso...............................           1
     COP    38,893  Colombian Peso...............................          36
     MXP       497  Mexican Peso.................................          63
    PSS          2  Peruvian New Sol.............................           1
     VEB     2,164  Venezuelan Bolivar...........................           4
                                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $105)...............................         105
                                                                   ----------
TOTAL INVESTMENTS (97.8%) (Cost $64,379).........................      77,422
                                                                   ----------

OTHER ASSETS (7.7%)
Cash.........................................       1,441
Receivable for Investments Sold..............       2,708
Receivable for Portfolio Shares Sold.........       1,609
Dividends Receivable.........................         293
Other........................................          17     6,068
                                               ----------
LIABILITIES (-5.5%)
Payable for Investments Purchased............      (3,402)
Payable for Portfolio Shares Redeemed........        (449)
Unrealized Loss on Foreign Currency Exchange
  Contracts..................................        (203)
Investment Advisory Fees Payable.............        (184)
Custodian Fees Payable.......................         (51)
Payable for Foreign Taxes....................         (13)
Administrative Fees Payable..................         (10)
Sub-Administration Fees Payable..............          (3)
Distribution Fees Payable....................          (2)
Directors' Fees & Expenses Payable...........          (2)
Other Liabilities............................         (31)   (4,350)
                                               ----------  --------
NET ASSETS (100%)........................................  $ 79,140
                                                           --------
                                                           --------


                                           AMOUNT
                                           (000)
---------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital........................  $  54,738
Undistributed Net Investment Income....        143
Accumulated Net Realized Gain..........     11,232
Unrealized Appreciation on Investments
  and Foreign Currency Translations
  (Net of accrued foreign tax of $13 on
  unrealized appreciation on
  investments).........................     13,027
                                         ----------
NET ASSETS.............................  $  79,140
                                         ----------
                                         ----------
CLASS A:
---------------------------------------
NET ASSETS.............................     $75,766
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 4,644,502 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................      $16.31
                                         ----------
                                         ----------
CLASS B:
---------------------------------------
NET ASSETS.............................      $3,374
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 207,292 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................      $16.28
                                         ----------
                                         ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- See note A-1 to financial statements.
(e)   --  144A Security -- Certain conditions for public sale may exist.
(q)   --  Non-voting stock
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
INDUSTRY                                  (000)     NET ASSETS
---------------------------------------------------------------
Capital Equipment......................  $    364          0.5%
Consumer Goods.........................    17,327         21.9
Energy.................................    15,844         20.0
Finance................................     3,685          4.6
Materials..............................    11,482         14.5
Multi-Industry.........................     2,193          2.8
Services...............................    26,422         33.4
                                         --------          ---
                                         $ 77,317         97.7%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods/Construction      11.1%
Consumer Cyclical               33.5%
Consumer Staples                13.7%
Diversified                     14.7%
Energy                           1.3%
Finance                         20.3%
Materials                        1.1%
Services                         2.0%
Technology                       1.4%
Other                            0.9%

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------

                                             TOTAL RETURNS(2)
                                -------------------------------------------
                                                           AVERAGE ANNUAL
                                   YTD        ONE YEAR     SINCE INCEPTION
                                ----------  ------------  -----------------
PORTFOLIO -- CLASS A..........      13.76%       30.71%          42.33%
PORTFOLIO -- CLASS B..........      13.71        30.50           36.35
LIPPER CAP. APPRECIATION INDEX
 -- CLASS A...................      10.16        14.87           22.61
S&P 500 INDEX -- CLASS A......      20.61        34.70           32.98
LIPPER CAP. APPRECIATION INDEX
 -- CLASS B...................      10.16        14.87           16.89
S&P 500 INDEX -- CLASS B......      20.61        34.70           29.55

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALLER NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 13.76% and 30.71%, respectively, for the Class A shares; and 13.71% and 30.50%, respectively, for the Class B shares as compared to total returns of 10.16% and 14.87%, respectively, for the Lipper Capital Appreciation Index and 20.61% and 34.70%, respectively, for the S&P 500 Index. From inception on March 8, 1995 to June 30, 1997, the average annual total return of Class A was 42.33% as compared to 22.61% for the Lipper Capital Appreciation Index and 32.98% for the S&P 500 Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 36.35% as compared to 16.89% for the Lipper Capital Appreciation Index and 29.55% for the S&P 500 Index.

While the Portfolio delivered strong returns in the first quarter (3.60% versus 2.69% for the S&P 500 and -4.54% for the Lipper Capital Appreciation Index), the June quarter was a difficult period for the Portfolio relative both to the overall U.S. market and to our large cap growth benchmarks.

Our investment style is to concentrate quite heavily when our conviction in a security is high and we believe the growth fundamentals of a company are very strong. We also concentrate when positive earnings surprise vis-a-vis consensus expectations is likely. But it is not a "surprise" if the stock is already owned in virtually every growth portfolio and has surged. We tend to feel more comfortable with stocks that may be temporarily under a cloud but where growth fundamentals remain intact. We refer to this as "headline" risk as opposed to earnings risk.

Since late 1996, we have felt that many of the high quality, large capitalization growth stocks are not attractive investments, favoring instead higher beta, less well established growth company stocks where growth is rapid and the price/earnings ratio to growth rate is reasonable. Our call was either wrong or painfully early. In both the first and second quarters of 1997, many of the largest capitalization stocks

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
moved sharply higher, typically without any upward earnings estimate revisions and sometimes in the face of downward revisions. The following statistics illustrate this point.

                  % GAIN IN      RECENT                          P/E ON                AVERAGE P/E
                 FIRST HALF     ESTIMATE      SUSTAINABLE       PROJECTED           -----------------
                    1997        REVISIONS     GROWTH RATE     1997 EARNINGS    1994       1995       1996
                -------------  -----------  ----------------  -------------  ---------  ---------  ---------
GE............          33%            Up            13%             26.0         14.9       15.8       19.4
Merck.........          28%          Down            14%             26.9         15.4       19.6       23.2
Coca Cola.....          28%          Flat            18%             40.1         24.3       26.5       32.1
Gillette......          22%          Down            18%             36.4         21.9       24.9       39.1
Disney........          14%          Down            18%             29.4         21.7       20.2       32.8

Many factors are driving the powerful bull market in U.S. stocks, including strong corporate profit growth, sustained low inflation, moderate interest rates and increased shareholder orientation among corporate managements. But what is driving the strong performance of the blue chip stocks versus the broader equity market? There are a variety of possible factors, but the explosion in passive index investing is likely the most important. Active managers in U.S. stocks underperformed index funds by a wide margin in 1994, 1995, 1996 and again in 1997 (year-to-date). This has led to a perverse situation in which larger cap means better due to money flows. This is further compounded by the buying power of price momentum investors who are purchasing blue chips on the basis of the strong uptrends in stock prices.

We do not know where all this will lead, but one thing is clear: stocks cannot rise faster than the underlying companies' growth rates over the long term. Our best guess is that the blue chips will begin to flatten out as investors accept more risk for greater reward. Our largest holding at June 30, HFS, represents the type of stock we think should outperform over the next 12-18 months.

HFS, a consumer services and franchising company that recently announced a merger with direct marketer CUC International, is trading at about 25 times projected 1997 earnings, with a near-term growth rate of 30% plus and a sustainable growth rate, we think, of 20-25%. The balance sheet, pro forma for the merger, is underleveraged and free cash flow generation is extremely strong. Consensus earnings estimates should rise over the next 12 months. Looking out 18 months, we could see HFS trading, conservatively, at 20-25 times projected 1999 earnings, within a range of $82-102 (up 32-65%). But a much higher multiple is conceivable given the price/earnings to growth ratios enjoyed by the blue chip growth stocks. Other names in the Portfolio at June that fit into this category of high beta/low P/E ratio to growth include: Clear Channel Communications, Gtech, KIII Communications and Cracker Barrel.

Our second largest holding at June 30 was Philip Morris. After taking profits and downsizing our big tobacco bet in early 1997, shareholders may wonder why we added to it again in the second quarter. The tobacco stocks have once again drifted to huge P/E discounts to their true peer group of stocks -- consumer products, food, beverage and drug stocks. The result is that the tobacco stocks appear to be in a "win-win" position, much like last year when they had sold off in the spring and again in the autumn on litigation fears. The current fear is that the recently proposed $368 billion global settlement will not make it through Congress without more pain being inflicted on the industry. Our view is that, as usual, the industry is in a much stronger position in this battle than what is portrayed in the media. We say this for several reasons:

- Consumers have been warned for 30 years, and the product cannot be made illegal since it creates gigantic tax revenues and prohibition would lead to a black market. Combining income and excise taxes, Philip Morris is the largest taxpayer in America.

- Despite all the noise in the media, plaintiffs continue to have a very hard time battling the deep-pocketed cigarette industry. After winning a case last August, the plaintiffs lost the next two cases. The industry has never paid a dime to plaintiffs. Hence, while health advocates and other anti-tobacco activists scream about wanting the industry to feel more pain, the plaintiffs' bar and state attorneys general want the deal to go through.

- Finally, and importantly, business is strong and we expect solid EPS growth in 1998 and beyond.

Our third largest holding at June 30 was United Technologies, a global multi-industry company with interests in jet engines (Pratt and Whitney), air conditioning (Carrier), elevators (Otis), automotive parts (UT Automotive) and helicopters (Sikorsky). Like our other multi-industry holdings -- Allied Signal, Textron and ITT Industries -- United Technologies provides some cyclical exposure to the Portfolio. But these companies are really "growth cyclicals" benefiting from increased international demand, rising profit margins due to restructuring and substantial free cash flow generation. We believe each of these

--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
companies is executing a GE-type transformation from cyclical to stable growth company. We expect UTX and Allied Signal to each grow in excess of 15% compounded over the next 3-5 years, with Textron growing about 15%. ITT is a cheaper, turnaround play but fundamentals are strong.

Kurt A. Feuerman
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (99.1%)
  CAPITAL GOODS-CONSTRUCTION (11.1%)
     AEROSPACE & DEFENSE (11.1%)
    41,100  Boeing Co.........................................  $    2,181
 (a)25,700  Litton Industries, Inc............................       1,242
    24,300  McDonnell Douglas Corp............................       1,665
    25,300  Thiokol Corp......................................       1,771
   116,400  United Technologies Corp..........................       9,661
                                                                ----------
  TOTAL CAPITAL GOODS-CONSTRUCTION............................      16,520
                                                                ----------
  CONSUMER-CYCLICAL (33.5%)
     BROADCAST-RADIO & TELEVISION (2.5%)
 (a)47,900  Clear Channel Communications, Inc.................       2,946
    15,800  Time Warner, Inc..................................         762
                                                                ----------
                                                                     3,708
                                                                ----------
     ENTERTAINMENT & LEISURE (3.1%)
(a)144,300  GTECH Holdings Corp...............................       4,654
                                                                ----------
     FOOD SERVICE & LODGING (2.3%)
    80,300  Cracker Barrel Old Country Store, Inc.............       2,128
    24,700  McDonald's Corp...................................       1,193
                                                                ----------
                                                                     3,321
                                                                ----------
     GAMING & LODGING (19.5%)
(a)498,900  HFS, Inc..........................................      28,936
                                                                ----------
     LEISURE RELATED (1.0%)
    81,400  International Game Technology.....................       1,445
                                                                ----------
     PUBLISHING (2.5%)
(a)311,500  K-III Communications Corp.........................       3,738
                                                                ----------
     RETAIL-GENERAL (2.6%)
    56,700  Home Depot, Inc...................................       3,909
                                                                ----------
  TOTAL CONSUMER-CYCLICAL.....................................      49,711
                                                                ----------
  CONSUMER-STAPLES (13.7%)
     BEVERAGES (4.1%)
   266,700  Coca Cola Enterprises, Inc........................       6,134
                                                                ----------
     HEALTH CARE SUPPLIES & SERVICES (2.1%)
    30,300  Aetna, Inc........................................       3,102
                                                                ----------
     CIGARETTES (7.5%)
   249,200  Philip Morris Cos., Inc...........................      11,058
                                                                ----------
  TOTAL CONSUMER-STAPLES......................................      20,294
                                                                ----------
  DIVERSIFIED (14.7%)
    38,100  Allied Signal, Inc................................       3,200
    (a)156  Berkshire Hathaway, Inc., Class A.................       7,363
    63,300  ITT Industries, Inc...............................       1,630
    42,200  Loews Corp........................................       4,225


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
    50,800  Textron, Inc......................................  $    3,372
   102,300  Viad Corp.........................................       1,969
                                                                ----------
TOTAL DIVERSIFIED.............................................      21,759
                                                                ----------
  ENERGY (1.3%)
     COAL, GAS, & OIL (1.3%)
 (a)25,800  Diamond Offshore Drilling, Inc....................       2,016
                                                                ----------
  FINANCE (20.3%)
     BANKING (7.1%)
    35,800  BankAmerica Corp..................................       2,311
    25,100  Citicorp..........................................       3,026
    19,400  Wells Fargo & Co..................................       5,228
                                                                ----------
                                                                    10,565
                                                                ----------
     FINANCIAL SERVICES (4.7%)
    33,400  American Express Co...............................       2,488
    19,250  Franklin Resources, Inc...........................       1,397
    24,200  Student Loan Marketing Association................       3,073
                                                                ----------
                                                                     6,958
                                                                ----------
     INSURANCE (8.5%)
    34,000  Ace Ltd...........................................       2,512
    52,000  CMAC Investment Corp..............................       2,483
 (a)34,500  CNA Financial Corp................................       3,638
    30,700  MGIC Investment Corp..............................       1,472
    17,400  Progressive Corp..................................       1,514
    37,300  USF&G Corp........................................         895
                                                                ----------
                                                                    12,514
                                                                ----------
  TOTAL FINANCE...............................................      30,037
                                                                ----------
  MATERIALS (1.1%)
     CHEMICALS (1.1%)
    25,600  E.I. du Pont de Nemours & Co......................       1,610
                                                                ----------
  SERVICES (2.0%)
     TRANSPORTATION (2.0%)
 (a)15,800  AMR Corp..........................................       1,462
 (a)42,100  US Airways Group, Inc.............................       1,474
                                                                ----------
  TOTAL SERVICES..............................................       2,936
                                                                ----------
  TECHNOLOGY (1.4%)
     ELECTRONICS (0.4%)
    20,200  Watkins-Johnson Co................................         621
                                                                ----------
     OFFICE EQUIPMENT (1.0%)
    19,200  Xerox Corp........................................       1,514
                                                                ----------
  TOTAL TECHNOLOGY............................................       2,135
                                                                ----------
TOTAL COMMON STOCKS (Cost $134,697)...........................     147,018
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$    4,736  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $4,737
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $4,818 (Cost $4,736).....  $    4,736
                                                                ----------

TOTAL INVESTMENTS (102.3%) (Cost $139,433)...............   151,754
                                                           --------
OTHER ASSETS (7.5%)
  Cash.......................................  $    2,978
  Receivable for Securities Sold Short.......       5,745
  Receivable for Investments Sold............       2,152
  Dividends Receivable.......................         136
  Receivable for Portfolio Shares Sold.......          75
  Interest Receivable........................           1    11,087
                                               ----------
LIABILITIES (-9.8%)
  Payable for Investments Purchased..........      (6,532)
  Securities Sold Short, at Value (Proceeds
    $5,745)..................................      (6,332)
  Payable for Portfolio Shares Redeemed......      (1,344)
  Investment Advisory Fees Payable...........        (256)
  Administrative Fees Payable................         (18)
  Custodian Fees Payable.....................         (17)
  Distribution Fees Payable..................          (7)
  Directors' Fees & Expenses Payable.........          (3)
  Other Liabilities..........................         (33)  (14,542)
                                               ----------  --------
NET ASSETS (100%)........................................  $148,299
                                                           --------
                                                           --------


                                           AMOUNT
                                           (000)
---------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital........................  $  126,802
Undistributed Net Investment Income....          29
Accumulated Net Realized Gain..........       9,734
Unrealized Appreciation on Investments
  and Securities Sold Short............      11,734
                                         ----------
NET ASSETS.............................  $  148,299
                                         ----------
                                         ----------
CLASS A:
---------------------------------------
NET ASSETS.............................  $  133,897
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 8,163,568 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................      $16.40
                                         ----------
                                         ----------

CLASS B:
---------------------------------------
NET ASSETS.............................     $14,402
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 878,973 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................      $16.39
                                         ----------
                                         ----------

------------------------------------------------------------

(a)   --  Non-income producing security

SECURITIES SOLD SHORT (NOTE A-9)

                                                      VALUE
 SHARES                                               (000)
---------                                           ---------
           CUC International, Inc. (Total Proceeds
245,300      $5,745)..............................  $   6,332
                                                    ---------
                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods -
Construction                      0.2%
Consumer - Cyclical              17.3%
Consumer - Staples               17.7%
Diversified                       0.4%
Energy                            3.8%
Finance                           9.4%
Materials                         0.3%
Services                         17.6%
Technology                       32.8%
Other                             0.5%

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX(1)
-----------------------------------

                                      TOTAL RETURNS(2)
                      -------------------------------------------------
                                                AVERAGE      AVERAGE
                                              ANNUAL FIVE  ANNUAL SINCE
                         YTD       ONE YEAR      YEARS      INCEPTION
                      ----------  ----------  -----------  ------------
PORTFOLIO CLASS --
A...................       0.74%      -2.42%        8.65%       11.25%
PORTFOLIO CLASS --
B...................       0.60       -2.65          N/A         2.79
INDEX -- CLASS A....      11.70       21.69        20.67        16.22
INDEX -- CLASS B....      11.70       21.69          N/A        23.02

1. The NASDAQ Composite Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Growth Portfolio invests primarily in growth-oriented equity securities of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have gross revenues ranging from $10 million to $750 million.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 0.74% and -2.42%, respectively, for the Class A shares; and 0.60% and -2.65%, respectively, for the Class B shares as compared to total returns of 11.70% and 21.69%, respectively, for the NASDAQ Composite Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return for Class A was 8.65% as compared to 20.67% for the Index. From inception on November 1, 1989 to June 30, 1997, the average annual total return of Class A was 11.25% as compared to 16.22% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 2.79% as compared to 23.02% for the Index.

The first six months of 1997 have been a difficult period for the Portfolio. For the first quarter of 1997, the Portfolio underperformed the Index (-11.63% for the Class A shares vs. -5.37%). In April we saw a continuation of trends experienced in the first quarter of 1997 when small capitalization stocks significantly underperformed their larger cap brethren.

The small cap-weighted Russell 2000 index increased only 0.13% while the larger cap S&P 500 rose 5.84% for the month. This underperformance, which began 12-18 months ago, came to an abrupt halt in May when small capitalization stocks rallied strongly. The Russell 2000 climbed 11.1% with the S&P 500 up only 5.86% for the month. In June, the Russell 2000 rose 4.1% in line with the S&P 500 which increased 4.4%.

During the period we increased the number of securities held in the Portfolio as we broadened our exposure to the Health Care and Technology sectors while introducing a number of new companies in the Energy, Finance and Real Estate sectors. In Health Care, we increased our weighting across all sub-groups including devices, services and pharmaceuticals. Notable additions include Nitinol Medical, a recent IPO that has developed a number of innovative medical devices and established marketing partnerships with two leading device companies. In pharmaceuticals, we added to our position in Sangstat

--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONT.)
Medical, a company that is awaiting approval on two potentially significant drugs targeting the organ transplantation market.

In Technology, we added a number of new positions such as Tekelec Inc. and PMC Sierra, and increased our weighting in such stocks as Linear Technology. Despite the underperformance of the technology-laden NASDAQ and the relatively lackluster performance of the Russell 2000 Technology sub-group over the month of June our increased weighting proved to be an effective strategy due to strong stock selection. In Energy, we introduced a number of new positions with exposure to the offshore drilling markets which are currently experiencing a favorable supply-demand imbalance resulting in increasing pricing. Notable additions include Falcon Drilling and Ensco International.

We established a number of small positions in the Finance sector including Texas Regional Bancshares and Triad Guaranty Inc. In the Real Estate sector we added Crescent Real Estate Equities and Starwood Lodging Trust while eliminating our position in Promus Hotel Corporation.

At June 30, the Portfolio held 135 positions and approximately 2% in cash. In addition to focusing on stock selection during the weak period for small caps one of our strategies has been to broaden out the securities portfolio in terms of number of holdings. While we remain concentrated in our favorite issues, we now have a very extensive "farm team" of names in the Portfolio -- smaller positions in dynamic, high quality emerging growth companies in industries that are newer to us (energy, REITS). This strategy of broadening the portfolio contributed significantly to our outperformance in June.

Looking forward we believe the U.S. market's breadth late in the period, as demonstrated by the recent strength in both large and small cap stocks, supports our belief in the underlying vitality of Emerging Growth stocks (which previous to May had been underperforming). While we have seen some narrowing of the valuation gap between large and small caps we believe significant opportunity remains in small cap stocks. We feel confident that the changes we have made in the portfolio leave us well positioned to capitalize on this opportunity.

Kurt A. Feuerman
PORTFOLIO MANAGER

David R. Lascano
PORTFOLIO MANAGER

Christopher R. Blair
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (99.5%)
  CAPITAL GOODS-CONSTRUCTION (0.2%)
     ELECTRICAL EQUIPMENT (0.2%)
  (a)2,900  Semtech Corp......................................  $      106
                                                                ----------
  CONSUMER-CYCLICAL (17.3%)
     AUTOMOTIVE (1.3%)
 (a)20,200  O'Reilly Automotive, Inc..........................         778
                                                                ----------
     BROADCAST-RADIO & TELEVISION (2.5%)
 (a)18,800  Clear Channel Communications, Inc.................       1,156
  (a)6,400  Heftel Broadcasting Corp., Class A................         349
                                                                ----------
                                                                     1,505
                                                                ----------
     ENTERTAINMENT & LEISURE (3.1%)
     8,700  Electronic Arts, Inc..............................         293
 (a)47,200  GTECH Holdings Corp...............................       1,522
                                                                ----------
                                                                     1,815
                                                                ----------
     FOOD SERVICE & LODGING (1.0%)
     9,000  Cracker Barrel Old Country Store, Inc.............         237
 (a)11,200  Einstein/Noah Bagel Corp..........................         133
     9,500  La Quinta Inns, Inc...............................         208
                                                                ----------
                                                                       578
                                                                ----------
     GAMING & LODGING (6.3%)
 (a)64,300  HFS, Inc..........................................       3,729
                                                                ----------
     PRINTING & PUBLISHING (2.0%)
(a)101,400  K-III Communications Corp.........................       1,217
                                                                ----------
     RETAIL-GENERAL (1.1%)
 (a)23,800  General Nutrition Cos., Inc.......................         663
                                                                ----------
  TOTAL CONSUMER-CYCLICAL.....................................      10,285
                                                                ----------
  CONSUMER-STAPLES (17.7%)
     BEVERAGES & TOBACCO (1.4%)
 (a)10,400  Consolidated Cigar Holdings, Inc..................         289
 (a)14,000  Starbucks Corp....................................         545
                                                                ----------
                                                                       834
                                                                ----------
     DRUGS (1.1%)
 (a)22,800  Genzyme Corp.-General Division....................         630
                                                                ----------
     HEALTH CARE SUPPLIES & SERVICES (14.3%)
  (a)3,500  Advanced Health Corp..............................          63
  (a)2,000  Agouron Pharmaceuticals, Inc......................         162
 (a)18,700  Applied Imaging Corp..............................         117
 (a)13,200  ArQule, Inc.......................................         226
  (a)5,300  Arterial Vascular Engineering, Inc................         170
  (a)8,400  Aviron............................................         103
  (a)6,000  CRA Managed Care, Inc.............................         313
  (a)9,000  Dura Pharmaceuticals, Inc.........................         358
  (a)9,300  Elan Corp. plc ADR................................         421
  (a)1,900  EmCare Holdings, Inc..............................          69
 (a)18,500  HEALTHSOUTH Corp..................................         461
 (a)13,400  Health Management Associates, Inc.,
              Class A.........................................         382


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  (a)6,000  Henry Schein, Inc.................................  $      184
     9,300  Horizon Mental Health Management, Inc.............         209
  (a)2,300  Human Genome Sciences, Inc........................          76
    (a)800  Incyte Pharmaceuticals, Inc.......................          52
  (a)7,600  Inhale Therapeutic Systems........................         182
     7,500  Jones Medical Industries, Inc.....................         356
     2,300  Manor Care, Inc...................................          75
  (a)9,800  Medicis Pharmaceutical, Class A...................         487
 (a)12,900  Mentor Corp.......................................         382
 (a)19,000  Nitinol Medical Technologies, Inc.................         283
     3,300  Novoste Corp......................................          54
    11,900  OccuSystems, Inc..................................         345
     4,100  Omnicare, Inc.....................................         129
  (a)3,600  Parexel International Corp........................         113
  (a)1,700  Perclose, Inc.....................................          42
 (a)20,100  Phycor, Inc.......................................         691
  (a)1,300  Quintiles Transnational Corp......................          90
  (a)3,000  Renal Care Group, Inc.............................         125
  (a)8,200  Renal Treatment Centers, Inc......................         220
 (a)22,200  SangStat Medical Corp.............................         500
 (a)13,000  Total Renal Care Holdings, Inc....................         522
  (a)4,700  Vertex Pharmaceuticals, Inc.......................         179
  (a)7,200  Vivus, Inc........................................         171
 (a)11,200  Zonagen, Inc......................................         242
                                                                ----------
                                                                     8,554
                                                                ----------
     HOSPITAL SUPPLIES & SERVICES (0.9%)
 (a)12,100  Pediatrix Medical Group, Inc......................         554
                                                                ----------
  TOTAL CONSUMER-STAPLES......................................      10,572
                                                                ----------
  DIVERSIFIED (0.4%)
     7,400  Matthews International Corp., Class A.............         266
                                                                ----------
  ENERGY (3.8%)
     COAL, GAS, & OIL (3.8%)
     3,400  Camco International, Inc..........................         186
    23,900  Elan Energy, Inc..................................         172
  (a)8,500  ENSCO International, Inc..........................         448
     9,900  EVI, Inc..........................................         416
  (a)5,400  Falcon Drilling Co., Inc..........................         311
  (a)9,800  Forecenergy, Inc..................................         298
  (a)8,900  Newfield Exploration Co...........................         178
  (a)5,200  Ocean Energy, Inc.................................         241
                                                                ----------
  TOTAL ENERGY................................................       2,250
                                                                ----------
  FINANCE (9.4%)
     BANKING (0.2%)
     3,000  Texas Regional Bancshares, Inc., Class A..........         124
                                                                ----------
     FINANCIAL SERVICES (4.7%)
    12,800  Advanta Corp, Class A.............................         469
 (a)14,400  BA Merchant Services, Inc., Class A...............         275
    36,500  CMAC Investment Corp..............................       1,743

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCE (CONT.)
     FINANCIAL SERVICES (CONT.)

     6,700  FIRSTPLUS Financial Group, Inc....................  $      228
  (a)1,800  Triad Guaranty, Inc...............................          80
                                                                ----------
                                                                     2,795
                                                                ----------
     INSURANCE (0.6%)
     7,500  Mutual Risk Management Ltd........................         344
                                                                ----------
     REAL ESTATE (3.9%)
     8,700  Beacon Properties Corp. REIT......................         290
     9,900  CarrAmerica Realty Corp. REIT.....................         285
  (a)1,000  Crescent Operating, Inc...........................          12
    10,000  Crescent Real Estate Equities, Inc................         318
     8,100  Federal Realty REIT...............................         219
    17,600  Homeside, Inc.....................................         385
     7,000  Starwood Lodging REIT.............................         299
    13,000  Trizec Hahn Corp. REIT............................         278
 (a)14,600  Westfield America, Inc............................         246
                                                                ----------
                                                                     2,332
                                                                ----------
  TOTAL FINANCE...............................................       5,595
                                                                ----------
  MATERIALS (0.3%)
     BUILDING MATERIALS & COMPONENTS (0.1%)
  (a)4,400  Kaynar Technologies, Inc..........................          80
                                                                ----------
     MISCELLANEOUS (0.2%)
     3,700  Delta & Pine Land Co..............................         132
                                                                ----------
  TOTAL MATERIALS.............................................         212
                                                                ----------
  SERVICES (17.6%)
     BUSINESS SERVICES (10.2%)
 (a)16,200  Acxiom Corp.......................................         332
 (a)23,900  BISYS Group, Inc..................................       1,002
  (a)9,400  Data Processing Resources Corp....................         216
    11,600  First USA Paymentech, Inc.........................         336
 (a)10,200  Gartner Group, Inc., Class A......................         366
     4,900  JLK Direct Distribution, Inc., Class A............         126
  (a)3,100  Keane, Inc........................................         161
 (a)29,050  Paychex, Inc......................................       1,115
 (a)19,700  SunGard Data Systems, Inc.........................         916
 (a)15,800  TeleTech Holdings, Inc............................         414
 (a)40,500  Whittman-Hart, Inc................................       1,139
                                                                ----------
                                                                     6,123
                                                                ----------
     PROFESSIONAL SERVICES (7.4%)
 (a)12,200  Apollo Group, Inc., Class A.......................         430
 (a)15,200  Corrections Corp. of America......................         604
  (a)9,800  DeVry, Inc........................................         265
     9,500  G & K Services, Inc., Class A.....................         349
    17,000  NFO Research, Inc.................................         421
 (a)18,900  Robert Half International, Inc....................         889

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
 (a)30,300  Romac International, Inc..........................  $      992
 (a)18,200  Wilmar Industries, Inc............................         448
                                                                ----------
                                                                     4,398
                                                                ----------
  TOTAL SERVICES..............................................      10,521
                                                                ----------
  TECHNOLOGY (32.8%)
     COMPUTERS (1.1%)
 (a)25,100  PMC-Sierra, Inc...................................         656
                                                                ----------
     ELECTRONICS (12.2%)
  (a)4,000  Altera Corp.......................................         202
 (a)11,200  Fusion Systems Corp...............................         443
 (a)16,000  Kent Electronics Corp.............................         587
 (a)12,900  KLA...............................................         629
 (a)11,100  Level One Communications, Inc.....................         425
    32,700  Linear Technology Corp............................       1,688
  (a)8,900  Maxim Integrated Products, Inc....................         505
    27,150  Molex, Inc., Class A..............................         942
    (a)300  Sierra Semiconductor Corp.........................           8
    29,400  Watkins-Johnson Co................................         904
 (a)19,700  Xilinx, Inc.......................................         965
                                                                ----------
                                                                     7,298
                                                                ----------
     OFFICE EQUIPMENT (1.3%)
 (a)12,900  Compuware Corp....................................         616
  (a)6,700  ONTRACK Data International, Inc...................         151
                                                                ----------
                                                                       767
                                                                ----------
     SOFTWARE SERVICES (9.4%)
  (a)3,100  America Online, Inc...............................         172
     4,800  Autodesk, Inc.....................................         184
 (a)12,400  Avant Corp........................................         400
  (a)1,900  Baan Company, N.V.................................         131
  (a)5,100  Citrix Systems, Inc...............................         224
 (a)14,000  Peoplesoft, Inc...................................         739
  (a)7,700  Siebel Systems, Inc...............................         248
 (a)23,700  Sterling Commerce, Inc............................         779
 (a)15,500  Symantec Corp.....................................         302
 (a)15,900  Transaction Systems Architects, Inc., Class A.....         545
 (a)41,000  USCS International, Inc...........................       1,343
 (a)19,100  Vantive Corp......................................         540
                                                                ----------
                                                                     5,607
                                                                ----------
     TELECOMMUNICATIONS (8.8%)
 (a)23,500  ADC Telecommunications, Inc.......................         784
 (a)16,400  Advanced Fibre Communications.....................         991
 (a)17,600  Glenayre Technologies, Inc........................         288
  (a)3,200  Globalstar Telecommunications, Ltd................          96
 (a)10,900  LCI International, Inc............................         238
  (a)3,000  LHS Group, Inc....................................         131
 (a)20,700  Mobile Telecommunications Technologies Corp.......         296
 (a)14,000  Octel Communications Corp.........................         327
 (a)11,200  Premisys Communications, Inc......................         176
  (a)6,600  Tekelec, Inc......................................         233

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  TECHNOLOGY (CONT.)
     TELECOMMUNICATIONS (CONT.)

 (a)15,300  Teleport Communications Group, Inc., Class A......  $      520
 (a)21,200  Tellabs, Inc......................................       1,182
                                                                ----------
                                                                     5,262
                                                                ----------
  TOTAL TECHNOLOGY............................................      19,590
                                                                ----------
TOTAL COMMON STOCKS (Cost $50,424)............................      59,397
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (1.9%)
  REPURCHASE AGREEMENT (1.9%)
$    1,159  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $1,159,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $1,182 (Cost $1,159).....  $    1,159
                                                                ----------
TOTAL INVESTMENTS (101.4%) (Cost $51,583).....................      60,556
                                                                ----------

OTHER ASSETS (3.0%)
  Receivable for Investments Sold............  $    1,705
  Receivable for Portfolio Shares Sold.......          87
  Dividends Receivable.......................           4
  Other......................................           7       1,803
                                               ----------
LIABILITIES (-4.4%)
  Payable for Investments Purchased..........      (2,208)
  Bank Overdraft.............................        (273)
  Investment Advisory Fees Payable...........        (133)
  Custodian Fees Payable.....................         (10)
  Payable for Portfolio Shares Redeemed......          (9)
  Administrative Fees Payable................          (8)
  Directors' Fees & Expenses Payable.........          (4)
  Distribution Fees Payable..................          (1)
  Other Liabilities..........................         (20)     (2,666)
                                               ----------  ----------
NET ASSETS (100%)........................................  $   59,693
                                                           ----------
                                                           ----------


                                                       AMOUNT
                                                       (000)
---------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital....................................  $   27,578
Accumulated Net Investment Loss....................        (274)
Accumulated Net Realized Gain......................      23,417
Unrealized Appreciation on Investments.............       8,972
                                                     ----------
NET ASSETS.........................................  $   59,693
                                                     ----------
                                                     ----------
CLASS A:
---------------------------------------------------
NET ASSETS.........................................     $58,596
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,309,755 outstanding $.001 par
  value shares (authorized 500,000,000 shares).....      $13.60
                                                     ----------
                                                     ----------
CLASS B:
---------------------------------------------------
NET ASSETS.........................................      $1,097
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 81,061 outstanding $.001 par value
  shares (authorized 500,000,000 shares)...........      $13.53
                                                     ----------
                                                     ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods-Construction       9.8%
Consumer Cyclical               24.7%
Consumer Staples                13.4%
Diversified                     11.5%
Energy                           2.6%
Finance                         20.0%
Materials                        1.1%
Services                         2.6%
Technology                      10.3%
Other                            4.0%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                         TOTAL RETURNS(2)
                         -------------------------------------------------
                                                   AVERAGE      AVERAGE
                                                 ANNUAL FIVE  ANNUAL SINCE
                            YTD       ONE YEAR      YEARS      INCEPTION
                         ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A...      13.74%      27.71%       20.92%       18.01%
PORTFOLIO -- CLASS B...      13.62       27.35       N/A           29.80
INDEX -- CLASS A.......      20.61       34.70        19.78        18.05
INDEX -- CLASS B.......      20.61       34.70       N/A           29.55

1. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting sustainable earnings growth.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 13.74% and 27.71%, respectively, for the Class A shares; and 13.62% and 27.35%, respectively, for the Class B shares as compared to total returns of 20.61% and 34.70%, respectively, for the S&P 500 Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return for Class A was 20.92% as compared to 19.78% for the Index. From inception on April 2, 1991 to June 30, 1997, the average annual total return of Class A was 18.01% as compared to 18.05% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 29.80% as compared to 29.55% for the Index.

After generating reasonable returns in the first quarter (the Portfolio gained 1.67% for Class A shares versus 2.69% for the S&P 500, 0.43% for the Russell 1000 Growth Index and -0.34 for the Lipper Growth Index), the June quarter was a difficult period for the Portfolio relative both to the overall U.S. market and to our large cap growth benchmarks. The Portfolio's Class A shares rose 11.87% in the quarter, while the S&P 500, Russell 1000 Growth and Lipper Growth indices rose 17.45%, 18.68% and 15.79%, respectively. Year-to-date the Portfolio's Class A shares gained 13.58% against 20.58% for the S&P 500, 15.79% for the Russell 1000 Growth Index and 15.4% for the Lipper Growth Index.

Our investment style is to concentrate quite heavily when our conviction in a security is high and we believe the growth fundamentals of a company are very strong. We also concentrate when positive earnings surprise vis-a-vis consensus expectations is likely. But it is not a "surprise" if the stock is already owned in virtually every growth portfolio and has surged. We tend to feel more comfortable with stocks that may be temporarily under a cloud but where growth fundamentals remain intact. We refer to this as "headline" risk as opposed to earnings risk.

Since late 1996, we have felt that many of the high quality, large capitalization growth stocks are not attractive investments, favoring instead higher beta, less

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
well established growth company stocks where growth is rapid and the price/earnings ratio to growth rate is reasonable. Our call was either wrong or painfully early. In both the first and second quarters of 1997, many of the largest capitalization stocks moved sharply higher, typically without any upward earnings estimate revisions and sometimes in the face of downward revisions. The following statistics illustrate this point.

                   % GAIN IN      RECENT                          P/E ON                AVERAGE P/E
                  FIRST HALF     ESTIMATE      SUSTAINABLE       PROJECTED           -----------------
                     1997        REVISIONS     GROWTH RATE     1997 EARNINGS    1994       1995       1996
                 -------------  -----------  ----------------  -------------  ---------  ---------  ---------
GE.............          33%            Up            13%             26.0         14.9       15.8       19.4
Merck..........          28%          Down            14%             26.9         15.4       19.6       23.2
Coca Cola......          28%          Flat            18%             40.1         24.3       26.5       32.1
Gillette.......          22%          Down            18%             36.4         21.9       24.9       39.1
Disney.........          14%          Down            18%             29.4         21.7       20.2       32.8

Many factors are driving the powerful bull market in U.S. stocks, including strong corporate profit growth, sustained low inflation, moderate interest rates and increased shareholder orientation among corporate managements. But what is driving the strong performance of the blue chip stocks versus the broader equity market? There are a variety of possible factors, but the explosion in passive index investing is likely the most important. Active managers in U.S. stocks underperformed index funds by a wide margin in 1994, 1995, 1996 and again year-to-date in 1997. This has led to a perverse situation in which larger cap means better due to money flows. This is further compounded by the buying power of price momentum investors who are purchasing blue chips on the basis of the strong uptrends in stock prices.

We do not know where all this will lead, but one thing is clear: stocks cannot rise faster than the underlying companies' growth rates over the long term. Our best guess is that the blue chips will begin to flatten out as investors accept more risk for greater reward. Our largest holding at June 30, HFS, represents the type of stock we think should outperform over the next 12-18 months.

HFS, a consumer services and franchising company that recently announced a merger with direct marketer CUC International, is trading at about 25 times projected 1997 earnings, with a near-term growth rate of 30% plus and a sustainable growth rate, we think, of 20-25%. The balance sheet, pro forma for the merger, is underleveraged and free cash flow generation is extremely strong. Consensus earnings estimates should rise over the next 12 months. Looking out 18 months, we could see HFS trading, conservatively, at 20-25 times projected 1999 earnings, within a range of $82-102 (up 32-65%). But a much higher multiple is conceivable given the price/earnings to growth ratios enjoyed by the blue chip growth stocks. Other names in the Portfolio at June that fit into this category of high beta/low P/E ratio to growth include: Clear Channel Communications, GTech, KIII Communications and Cracker Barrel.

Three groups that represent major commitments in the Portfolio are financial services; multi-industry/aerospace; and tobacco. Financial services represented approximately 20% of the Portfolio (based on net assets) at June 30, compared to 15% for the S&P 500 index and 6% for the Russell 1000 Growth Index. We have believed for several years, and continue to feel, that selected financial services companies enjoy robust growth fundamentals, yet investors tend to look backwards and treat these stocks like the cyclical, interest-sensitive names they used to be. We believe that the banking, credit card, brokerage/asset management and insurance industries all have greater growth prospects than is generally acknowledged. In addition, earnings estimates have been rising, even in the face of the recent Fed Funds rate hike, and we feel confident that, for the better positioned companies, further rate increases would not lead to downward estimate revisions. In banking, our largest holding is Wells Fargo, and we also hold meaningful positions in Citicorp, BankAmerica and Chase. We own American Express, the dominant player in credit cards with a strong money management arm. In the brokerage/asset management area we own Merrill Lynch and Franklin Resources and in insurance our significant holdings include Aetna, CMAC, Ace Limited, CNA Financial and Berkshire Hathaway (which owns 100% of Geico).

Our third largest holding at June 30 was United Technologies, a global multi-industry company with interests in jet engines (Pratt and Whitney), air conditioning (Carrier), elevators (Otis), automotive parts (UT Automotive) and helicopters (Sikorsky). Like our other multi-industry holdings --Allied Signal, Textron and ITT Industries -- United Technologies provides some cyclical exposure to the Portfolio. But these companies are really "growth cyclicals" benefiting from increased international demand, rising profit margins due to restructuring and substantial free cash flow generation. We believe each of these companies is executing a GE-type transformation from cyclical to stable growth company. We expect United Technologies and Allied Signal to each grow in excess of 15%

--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
compounded over the next 3-5 years, with Textron growing about 15%. ITT is a cheaper, turnaround play but fundamentals are strong.

United Technologies is also appealing because its Pratt and Whitney division is benefiting from the strong upcycle in the commercial aircraft industry. The purest play in this, of course, is Boeing, which is also a major holding in the Portfolio. Boeing is expected to close on its merger with McDonnell Douglas this summer. We hold a combined position of about 3% in Boeing and McDonnell Douglas. The new Boeing will be a unique and exciting cyclical growth story due to a confluence of positives:

- With Douglas Aircraft gone, Boeing will be the larger of two players in a global duopoly, perfectly positioned to benefit from rising demand for commercial aircraft.

- As one of the largest defense contractors, Boeing should be far less vulnerable to a weakening economy than before.

- It is very unlikely that Boeing will need to develop a new aircraft during this cycle, instead focusing on less costly derivatives of existing models. This should drive profit margins much higher.

- Earnings momentum should be very strong, with EPS growth of 40% projected in 1998, followed by close to 20% growth in 1999.

- The balance sheet is underleveraged, meaning the company may begin to repurchase shares by 1999.

After taking profits and downsizing our big tobacco bet in early 1997, we added to it again in the second quarter. Why? The tobacco stocks have once again drifted to huge P/E discounts to their true peer group of stocks -- consumer products, food, beverage and drug stocks. The result is that the tobacco stocks appear to be in a "win-win" position, much like last year when they had sold off in the spring and again in the autumn on litigation fears. The current fear is that the recently proposed $368 billion global settlement will not make it through Congress without more pain being inflicted on the industry. Our view is that, as usual, the industry is in a much stronger position in this battle than what is portrayed in the media. We say this for these reasons:

- Consumers have been warned for 30 years, and the product cannot be made illegal since it creates gigantic tax revenues and prohibition would lead to a black market. Combining income and excise taxes, Philip Morris is the largest taxpayer in America.

- Despite all the noise in the media, plaintiffs continue to have a very hard time battling the deep-pocketed cigarette industry. After winning a case last August, the plaintiffs lost the next two cases. The industry has never paid a dime to plaintiffs. Hence, while health advocates and other anti-tobacco activists scream about wanting the industry to feel more pain, the plaintiffs' bar and state attorneys general want the deal to go through.

- Finally, and importantly, business is strong and we expect solid EPS growth in 1998 and beyond.

We own two tobacco stocks, Philip Morris and Loews. Philip Morris is our second largest holding and together the two stocks account for about 9% of the Portfolio (based on net assets).

Kurt Feuerman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (96.0%)
  CAPITAL GOODS-CONSTRUCTION (9.8%)
     AEROSPACE & DEFENSE (9.8%)
   121,600  Boeing Co.........................................  $    6,452
 (a)72,700  Gulfstream Aerospace Corp.........................       2,145
 (a)90,900  Litton Industries, Inc............................       4,392
   117,689  McDonnell Douglas Corp............................       8,062
    70,100  Thiokol Corp......................................       4,907
   291,500  United Technologies Corp..........................      24,195
                                                                ----------
  TOTAL CAPITAL GOODS-CONSTRUCTION............................      50,153
                                                                ----------
  CONSUMER-CYCLICAL (24.7%)
     AUTOMOTIVE (1.0%)
    60,600  Ford Motor Co.....................................       2,288
 (a)70,000  O'Reilly Automotive, Inc..........................       2,695
                                                                ----------
                                                                     4,983
                                                                ----------
     BROADCAST-RADIO & TELEVISION (3.1%)
(a)166,800  Clear Channel Communications, Inc.................      10,258
 (a)54,950  Heftel Broadcasting Corp., Class A................       3,036
    55,200  Time Warner, Inc..................................       2,663
                                                                ----------
                                                                    15,957
                                                                ----------
     ENTERTAINMENT & LEISURE (2.7%)
(a)376,900  GTECH Holdings Corp...............................      12,155
 (a)58,100  WMS Industries, Inc...............................       1,456
                                                                ----------
                                                                    13,611
                                                                ----------
     FOOD SERVICE (2.7%)
   282,500  Cracker Barrel Old Country Store, Inc.............       7,486
 (a)88,900  Einstein/Noah Bagel Corp..........................       1,061
   106,600  McDonald's Corp...................................       5,150
                                                                ----------
                                                                    13,697
                                                                ----------
     GAMING & LODGING (9.5%)
       500  Doubletree Corp...................................          21
(a)759,200  HFS, Inc..........................................      44,034
   258,900  International Game Technology.....................       4,595
                                                                ----------
                                                                    48,650
                                                                ----------
     PUBLISHING (2.7%)
    26,300  Gannett Co., Inc..................................       2,597
(a)913,100  K-III Communications Corp.........................      10,957
                                                                ----------
                                                                    13,554
                                                                ----------
     RETAIL-FOODS (0.3%)
 (a)59,500  Dominick's Supermarkets, Inc......................       1,584
                                                                ----------
     RETAIL-GENERAL (2.7%)
   174,200  Home Depot, Inc...................................      12,009
 (a)68,500  Woolworth Corp....................................       1,644
                                                                ----------
                                                                    13,653
                                                                ----------
  TOTAL CONSUMER-CYCLICAL.....................................     125,689
                                                                ----------
  CONSUMER-STAPLES (13.4%)
     BEVERAGES (2.0%)
   445,500  Coca Cola Enterprises, Inc........................      10,247
                                                                ----------
     CIGARETTES (6.8%)
   779,000  Philip Morris Cos., Inc...........................      34,568
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     FOOD (1.2%)
   121,500  Campbell Soup Co..................................  $    6,075
                                                                ----------
     HOSPITAL SUPPLIES & SERVICES (3.4%)
    92,000  Aetna, Inc........................................       9,418
   105,300  Becton Dickinson & Co.............................       5,331
    64,850  Columbia/HCA Healthcare Corp......................       2,549
                                                                ----------
                                                                    17,298
                                                                ----------
  TOTAL CONSUMER-STAPLES......................................      68,188
                                                                ----------
  DIVERSIFIED (11.5%)
   116,400  Allied Signal, Inc................................       9,778
    (a)356  Berkshire Hathaway, Inc., Class A.................      16,803
    84,900  Hillenbrand Industries............................       4,033
   218,900  ITT Industries, Inc...............................       5,637
   101,400  Loews Corp........................................      10,153
       600  Service Corp. International.......................          20
   124,600  Textron, Inc......................................       8,270
     2,400  U.S. Industries, Inc..............................          85
   209,200  Viad Corp.........................................       4,027
                                                                ----------
TOTAL DIVERSIFIED.............................................      58,806
                                                                ----------
  ENERGY (2.6%)
     COAL, GAS, & OIL (2.6%)
 (a)32,000  AES Corp..........................................       2,264
    34,700  Amoco Corp........................................       3,017
    23,200  British Petroleum Co. plc ADR.....................       1,737
 (a)47,600  Diamond Offshore Drilling, Inc....................       3,719
     2,700  Santa Fe International Corp.......................          92
    19,600  Schlumberger, Ltd.................................       2,450
                                                                ----------
  TOTAL ENERGY................................................      13,279
                                                                ----------
  FINANCE (20.0%)
     BANKING (7.4%)
   124,800  BankAmerica Corp..................................       8,057
    54,568  Chase Manhattan Corp..............................       5,297
    50,600  Citicorp..........................................       6,100
    51,900  H.F. Ahmanson & Co................................       2,232
    59,133  Wells Fargo & Co..................................      15,936
                                                                ----------
                                                                    37,622
                                                                ----------
     FINANCIAL SERVICES (5.7%)
   102,700  American Express Co...............................       7,651
    83,900  Charles Schwab Corp...............................       3,414
     5,600  CIGNA Corp........................................         994
    66,050  Franklin Resources, Inc...........................       4,793
    89,400  Merrill Lynch & Co................................       5,330
 (a)36,200  Ocwen Financial Corp..............................       1,181
    44,800  Student Loan Marketing Association................       5,690
                                                                ----------
                                                                    29,053
                                                                ----------
     INSURANCE (6.9%)
(a)121,800  Ace Ltd...........................................       8,998
   223,700  CMAC Investment Corp..............................      10,682
 (a)39,200  CNA Financial Corp................................       4,133
    38,000  Equitable Of Iowa Cos.............................       2,128
    53,600  MGIC Investment Corp..............................       2,569

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  FINANCE (CONT.)
     INSURANCE (CONT.)

    32,500  Progressive Corp..................................  $    2,828
   152,400  USF&G Corp........................................       3,658
                                                                ----------
                                                                    34,996
                                                                ----------
  TOTAL FINANCE...............................................     101,671
                                                                ----------
  MATERIALS (1.1%)
     CHEMICALS (1.1%)
    45,000  E.I. DuPont De Nemours & Co.......................       2,829
    65,000  Monsanto Co.......................................       2,799
                                                                ----------
                                                                     5,628
                                                                ----------
  SERVICES (2.6%)
     PROFESSIONAL SERVICES (0.3%)
 (a)60,700  Synder Communications, Inc........................       1,635
                                                                ----------
     TRANSPORTATION (2.3%)
 (a)62,900  AMR Corp..........................................       5,818
(a)165,400  US Airways Group, Inc.............................       5,789
                                                                ----------
                                                                    11,607
                                                                ----------
  TOTAL SERVICES..............................................      13,242
                                                                ----------
  TECHNOLOGY (10.3%)
     COMPUTERS (1.4%)
 (a)33,500  Compaq Computer Corp..............................       3,325
 (a)21,800  Dell Computer Corp................................       2,560
 (a)34,900  Seagate Technology, Inc...........................       1,228
                                                                ----------
                                                                     7,113
                                                                ----------
     ELECTRONICS (2.9%)
 (a)46,800  Applied Materials, Inc............................       3,314
    26,100  Intel Corp........................................       3,701
    46,500  Linear Technology Corp............................       2,406
    41,900  Motorola, Inc.....................................       3,185
    24,400  Texas Instruments, Inc............................       2,051
                                                                ----------
                                                                    14,657
                                                                ----------
     OFFICE EQUIPMENT (2.4%)
     1,500  Ikon Office Solutions, Inc........................          37
    96,100  International Business Machines Corp..............       8,667
    43,500  Xerox Corp........................................       3,431
                                                                ----------
                                                                    12,135
                                                                ----------
     SOFTWARE SERVICES (2.9%)
 (a)43,400  America Online, Inc...............................       2,414
 (a)60,200  Microsoft Corp....................................       7,608
       900  Netscape Communications Corp......................          29
 (a)59,200  Oracle System, Corp...............................       2,982
 (a)45,900  Sterling Commerce, Inc............................       1,509
                                                                ----------
                                                                    14,542
                                                                ----------
     TELECOMMUNICATIONS (0.7%)
 (a)25,800  Globalstar Telecommunications Ltd.................         790
    34,700  Iridium World Communications Ltd..................         629
 (a)74,900  WorldCom, Inc.....................................       2,397
                                                                ----------
                                                                     3,816
                                                                ----------
  TOTAL TECHNOLOGY............................................      52,263
                                                                ----------
TOTAL COMMON STOCKS (Cost $429,041)...........................     488,919
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (4.8%)
     REPURCHASE AGREEMENT(4.8%)
$   24,334  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $24,338,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $24,742 (Cost $24,334)...  $   24,334
                                                                ----------

TOTAL INVESTMENTS (100.8%) (Cost $453,375)...............   513,253
                                                           --------
OTHER ASSETS (0.8%)
  Receivable for Investments Sold............  $    3,708
  Dividends Receivable.......................         456
  Receivable for Portfolio Shares Sold.......         177
  Interest Receivable........................           4
  Other......................................           7     4,352
                                               ----------
LIABILITIES (-1.6%)
  Payable for Investments Purchased..........      (6,714)
  Bank Overdraft.............................        (698)
  Investment Advisory Fees Payable...........        (688)
  Payable for Portfolio Shares Redeemed......         (74)
  Administrative Fees Payable................         (61)
  Custodian Fees Payable.....................         (36)
  Directors' Fees & Expenses Payable.........          (9)
  Distribution Fees Payable..................          (4)
  Other Liabilities..........................         (64)   (8,348)
                                               ----------  --------
NET ASSETS (100%)........................................  $509,257
                                                           --------
                                                           --------
NET ASSETS CONSIST OF:
Paid in Capital..............................              $418,542
Undistributed Net Investment Income..........                   426
Accumulated Net Realized Gain................                30,411
Unrealized Appreciation on Investments.......                59,878
                                                           --------
NET ASSETS...............................................  $509,257
                                                           --------
                                                           --------
CLASS A:
---------------------------------------------
NET ASSETS...................................              $500,808
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,517,538 outstanding $.001
  par value shares (authorized 500,000,000
  shares)....................................                $16.97
                                                           --------
                                                           --------
CLASS B:
---------------------------------------------
NET ASSETS...................................                $8,449
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 498,831 outstanding $.001 par
  value shares (authorized 500,000,000
  shares)....................................                $16.94
                                                           --------
                                                           --------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                          1.6%
Banking                            8.7%
Building                           1.7%
Capital Goods                      1.5%
Chemicals                          1.5%
Communications                     3.2%
Computers                          7.6%
Consumer - Durables                1.0%
Consumer - Retail                 10.3%
Consumer - Service & Growth        0.9%
Consumer - Staples                 2.1%
Electric                           1.6%
Energy                             7.4%
Entertainment                      1.8%
Financial - Diversified            3.5%
Health Care                        7.3%
Industrial                         7.1%
Insurance                          5.5%
Metals                             2.0%
Paper & Packaging                  1.1%
Restaurants                        0.3%
Services                           3.9%
Technology                         3.2%
Tobacco                            1.3%
Transportation                     7.0%
Utilities                          2.2%
Other                              4.7%

PERFORMANCE COMPARED TO THE RUSSELL 2500 INDEX
AND S&P 500 INDEX(1)
-------------------------------------------

                                      TOTAL RETURNS(2)
                         ------------------------------------------
                                                    AVERAGE ANNUAL
                            YTD        ONE YEAR    SINCE INCEPTION
                         ----------  ------------  ----------------
PORTFOLIO -- CLASS A...      16.23%       30.24%          16.45%
PORTFOLIO -- CLASS B...      16.17        30.00           26.54
RUSSELL 2500 INDEX --
 CLASS A...............      11.25        20.09           17.44
S&P 500 INDEX -- CLASS
 A.....................      20.61        34.70           20.14
RUSSELL 2500 INDEX --
 CLASS B...............      11.25        20.09           20.48
S&P 500 INDEX -- CLASS
 B.....................      20.61        34.70           29.55

1. The Russell 2500 Index and the S&P 500 Index are unmanaged indices of common stock.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Cap Value Equity Portfolio invests in equity securities of small- to medium-sized companies that our research indicates are undervalued relative to the stock market in general at the time of purchase. The Portfolio's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies will help the Portfolio perform particularly well in difficult markets.

The Small Cap Value Equity Portfolio selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

The Portfolio invests in all economic sectors of the market, and our strategy of maintaining a well-diversified portfolio is intended to produce consistent and reliable results over time. Our investment approach combines quantitative and fundamental research, and is based on the premise that the prices of stocks move more frequently, and in greater magnitude, than do the fundamentals of the underlying companies. This discrepancy creates an opportunity for disciplined, value-oriented investors. Our value approach importantly includes quality and growth standards which are carefully designed to help avoid "value-traps", where cheap stocks sometimes remain cheap (or become cheaper) because the company is run by bad managers or is mired in a hopelessly difficult business environment. The end result should be a portfolio with below-market valuation and an overall growth rate as similar as possible to the Russell 2500 benchmark.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 16.23% and 30.24%, respectively, for the Class A shares; and 16.17% and 30.00%, respectively, for the Class B shares as compared to total returns of 11.25% and 20.09%, respectively, for the Russell 2500 Index and 20.61% and 34.70%, respectively, for the S&P 500 Index. From inception on December 17, 1992 to June 30, 1997, the average annual total return of Class A was 16.45% as compared to 17.44% for the Russell 2500 Index and 20.14% for the S&P 500 Index. From inception on January 2, 1996 to June 30,

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
1997, the average annual total return of Class B was 26.54% as compared to 20.48% for the Russell 2500 Index and 29.55% for the S&P 500 Index.

For the three months ended June 30, 1997, the Portfolio had a total return of 15.07% for the Class A shares and 15.01% for the Class B shares as compared to a total return of 15.12% for the Russell 2500 Index and 17.46% for the S&P 500 Index.

Both sector and stock selection supported the Portfolio's second quarter outperformance. Particularly additive was the overweighting in financial services, a sector which outperformed, and our underweight in utilities, a sector which underperformed. Individual stocks which were additive to performance included Franklin Resources in the financials, Computer Products in technology, Crane, Accustaff, and Air Express in heavy industry and transportation, and Noble Drilling in the energy sector.

At the start of the quarter we reduced our weighting in financials following the Federal Reserve tightening. Subsequently, we reversed course and added to financials after news on inflation and economic growth was moderate, profitability was better than expected, and the strength of the dollar helped mitigate inflation pressures. Importantly, sustained labor productivity gains have reduced the effect of rising wages on profits and prices.

In addition to our overweighting in financials, we are also overweighted in the oil service and business service stocks. We are maintaining an underweighting in utilities and basic resources.

Gary G. Schlarbaum
PORTFOLIO MANAGER

William B. Gerlach
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (95.3%)
  AEROSPACE (1.6%)
  (a)1,300  Coltec Industries, Inc............................  $       25
     2,600  Doncasters plc ADR................................          60
     1,200  Penn Engineering & Manufacturing Corp.............          24
     5,500  Thiokol Corp......................................         385
                                                                ----------
                                                                       494
                                                                ----------
  BANKING (8.7%)
     2,400  Amsouth Bancorp...................................          91
     2,300  Astoria Financial Corp............................         109
     1,600  City National Corp................................          39
     1,900  Collective Bancorp, Inc...........................          85
     5,700  Comerica, Inc.....................................         388
     7,400  Community First Bankshares, Inc...................         284
     5,000  Cullen/Frost Bankers, Inc.........................         212
     2,000  MAF Bancorp, Inc..................................          84
     9,000  North Fork Bancorp., Inc..........................         192
     7,800  Southtrust Corp...................................         323
     3,900  Summit Bancorp....................................         195
     8,500  Union Planters Corp...............................         441
     2,300  UnionBanCal Corp..................................         165
     2,500  Wilmington Trust Corp.............................         114
                                                                ----------
                                                                     2,722
                                                                ----------
  BUILDING (1.7%)
  (a)5,800  Champion Enterprises, Inc.........................          87
     2,300  Hughes Supply, Inc................................          92
     4,100  Southdown, Inc....................................         179
  (a)4,800  USG Corp..........................................         175
                                                                ----------
                                                                       533
                                                                ----------
  CAPITAL GOODS (1.5%)
    12,600  Herman Miller, Inc................................         454
                                                                ----------
  CHEMICALS (1.5%)
     2,400  Fuller (H.B.) Co..................................         132
     7,500  Quaker Chemical Corp..............................         130
  (a)5,700  USA Waste Services, Inc...........................         220
                                                                ----------
                                                                       482
                                                                ----------
  COMMUNICATIONS (3.2%)
  (a)3,400  ADC Telecommunications, Inc.......................         113
    15,800  Journal Register Co...............................         314
     5,100  McClatchy Newspapers, Inc.........................         150
     1,700  New York Times Co., Class A.......................          84
  (a)4,000  Nextel Communications, Inc., Class A..............          76
  (a)4,000  Valassis Communications, Inc......................          96
       400  Washington Post Co., Class B......................         159
                                                                ----------
                                                                       992
                                                                ----------
  COMPUTERS (7.6%)
     2,700  Adobe Systems, Inc................................          95
  (a)3,200  Altera Corp.......................................         162
  (a)1,600  BMC Software, Inc.................................          89
  (a)4,100  Cadence Design Systems, Inc.......................         137


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  (a)4,600  Ceridian Corp.....................................  $      194
  (a)6,400  Computer Products, Inc............................         160
  (a)7,000  Fiserv, Inc.......................................         312
  (a)7,800  Gateway 2000, Inc.................................         253
    10,900  HMT Technology Corp...............................         141
 (a)14,900  Overland Data, Inc................................          80
     4,100  Seagate Technology, Inc...........................         144
  (a)2,900  Solectron Corp....................................         203
  (a)4,700  Tech Data Corp....................................         148
  (a)7,700  Western Digital Corp..............................         244
                                                                ----------
                                                                     2,362
                                                                ----------
  CONSUMER-DURABLES (1.0%)
     5,900  Arvin Industries, Inc.............................         161
  (a)4,300  Furniture Brands International, Inc...............          83
     1,800  Smith (A.O.) Corp., Class B.......................          64
                                                                ----------
                                                                       308
                                                                ----------
  CONSUMER-RETAIL (10.3%)
     1,800  American Stores Co................................          89
     3,600  Brylane, Inc......................................         139
     2,800  Callaway Golf Co..................................          99
    13,400  Crane Co..........................................         560
     8,800  CVS Corp..........................................         451
     1,500  Designer Holdings Ltd.............................          15
     4,400  Family Dollar Stores, Inc.........................         120
  (a)2,200  Fred Meyer, Inc...................................         114
     3,100  Guilford Mills, Inc...............................          65
       600  Jostens, Inc......................................          16
  (a)8,100  Office Depot, Inc.................................         157
     8,500  Pier 1 Imports, Inc...............................         225
     2,200  Polo Ralph Lauren Corp............................          60
     4,600  Premark International, Inc........................         123
     8,800  Ross Stores, Inc..................................         288
    12,000  TJX Cos., Inc.....................................         317
     4,300  V.F. Corp.........................................         364
                                                                ----------
                                                                     3,202
                                                                ----------
  CONSUMER-SERVICE & GROWTH (0.9%)
     7,100  Danka Business Systems plc ADR....................         290
                                                                ----------
  CONSUMER-STAPLES (2.1%)
     2,600  Dean Foods Co.....................................         105
     1,700  Interstate Bakeries Corp..........................         101
     1,900  Lancaster Colony Corp.............................          92
     6,800  Richfood Holdings, Inc............................         177
     9,900  Tyson Foods, Inc., Class A........................         189
                                                                ----------
                                                                       664
                                                                ----------
  ELECTRIC (1.6%)
     5,100  Black Hills Corp..................................         145
  (a)5,000  ESS Technology, Inc...............................          67
     2,800  Public Service Co. of Colorado....................         116
  (a)2,800  SCI Systems, Inc..................................         179
                                                                ----------
                                                                       507
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  ENERGY (7.4%)
     4,400  Apache Corp.......................................  $      143
    (a)200  Ashland Coal, Inc.................................           6
     3,500  Columbia Gas System, Inc..........................         228
  (a)1,100  Diamond Offshore Drilling, Inc....................          86
     1,200  El Paso Natural Gas Co............................          66
  (a)8,000  ENSCO International, Inc..........................         422
     5,000  Global Marine, Inc................................         116
     4,600  National Fuel Gas Co..............................         193
 (a)19,800  Noble Drilling Corp...............................         447
     1,800  Pacific Enterprises...............................          61
       100  Parker & Parsley Petroleum Co.....................           4
     2,400  Sun Co., Inc......................................          74
     3,700  Transocean Offshore, Inc..........................         269
     5,800  Union Texas Petro Holdings, Inc...................         121
  (a)2,200  Weatherford Enterra, Inc..........................          85
                                                                ----------
                                                                     2,321
                                                                ----------
  ENTERTAINMENT (1.8%)
  (a)3,500  MGM Grand, Inc....................................         129
    13,500  Universal Corp....................................         429
                                                                ----------
                                                                       558
                                                                ----------
  FINANCIAL-DIVERSIFIED (3.5%)
     4,800  Bear Stearns Cos., Inc............................         164
     4,600  Capital One Financial Corp........................         174
     5,400  First Financial Corp..............................         159
     5,600  National Commerce Bancorp.........................         123
     2,500  Paine Webber Group, Inc...........................          88
       900  Student Loan Marketing Association................         114
     9,000  United Asset Management, Inc......................         255
       725  Wellsford Real Porperties, Inc....................           8
                                                                ----------
                                                                     1,085
                                                                ----------
  HEALTH CARE (7.3%)
     9,800  Beckman Instruments, Inc..........................         473
  (a)3,900  Biogen, Inc.......................................         132
  (a)7,000  FPA Medical Management, Inc.......................         166
  (a)2,500  Health Care & Retirement Corp.....................          83
  (a)1,300  Healthcare Financial Partners, Inc................          26
  (a)4,200  Marquette Medical Systems, Class A................          92
 (a)12,300  Nellcor Puritan Bennett, Inc......................         223
     1,400  RoTech Medical Corp...............................          28
    15,900  Sullivan Dental Products, Inc.....................         290
  (a)4,500  Universal Health Services, Inc., Class B..........         173
  (a)3,700  Vencor, Inc.......................................         156
  (a)9,200  Wellpoint Health Networks, Inc....................         422
                                                                ----------
                                                                     2,264
                                                                ----------
  INDUSTRIAL (7.1%)
     2,600  AGCO Corp.........................................          93
  (a)5,600  BJ Services Co....................................         300
 (a)10,300  CDI Corp..........................................         429
     2,000  Franklin Resources, Inc...........................         145
  (a)3,300  Hirsch International Corp., Class A...............          73


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     3,100  JLG Industries, Inc...............................  $       42
  (a)5,300  Lear Corp.........................................         235
     4,100  MascoTech, Inc....................................          86
     4,100  Precision Drilling Corp...........................         198
  (a)5,300  Teradyne, Inc.....................................         208
  (a)6,800  Tetra Technologies, Inc...........................         168
  (a)3,800  Triumph Group, Inc................................         118
  (a)2,200  Tuboscope Vetco International Corp................          44
  (a)2,800  Varco International, Inc..........................          90
                                                                ----------
                                                                     2,229
                                                                ----------
  INSURANCE (5.5%)
     1,500  AMBAC, Inc........................................         115
     4,700  CMAC Investment Corp..............................         224
     3,000  Everest Reinsurance Holdings, Inc.................         119
     2,700  Hartford Life, Inc., Class A......................         101
     3,100  Mercury General Corp..............................         226
    11,400  Nationwide Financial Services, Inc.,
              Class A.........................................         303
     3,000  Progressive Corp..................................         261
     7,300  Reliance Group Holdings, Inc......................          87
     2,200  Torchmark Corp....................................         157
  (a)4,500  Western National Corp.............................         121
                                                                ----------
                                                                     1,714
                                                                ----------
  METALS (2.0%)
     6,700  General Cable Corp................................         172
     2,700  Kaydon Corp.......................................         134
  (a)5,300  Precision Castparts Corp..........................         316
                                                                ----------
                                                                       622
                                                                ----------
  PAPER & PACKAGING (1.1%)
    10,000  P.H. Glatfelter Co................................         200
     4,000  Schweitzer-Mauduit International, Inc.............         150
                                                                ----------
                                                                       350
                                                                ----------
  RESTAURANTS (0.3%)
     5,000  Boston Chicken, Inc...............................          70
  (a)2,600  ProSource, Inc....................................          19
                                                                ----------
                                                                        89
                                                                ----------
  SERVICES (3.9%)
 (a)20,300  AccuStaff, Inc....................................         481
     9,800  Angelica Corp.....................................         172
  (a)3,600  Interim Services, Inc.............................         160
    10,500  New England Business Services, Inc................         276
     3,900  Personnel Group of America, Inc...................         112
                                                                ----------
                                                                     1,201
                                                                ----------
  TECHNOLOGY (3.2%)
     3,700  Coherent, Inc.....................................         165
  (a)2,600  Cooper Cameron Corp...............................         122
 (a)16,700  Healthdyne Technologies, Inc......................         288
  (a)2,700  Inacom Corp.......................................          84
       500  Lam Research Corp.................................          19

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  TECHNOLOGY (CONT.)

  (a)7,700  Symantec Corp.....................................  $      150
       900  Tektronix, Inc....................................          54
     2,400  Vishay Intertechnology, Inc.......................          69
  (a)1,400  Watson Pharmaceuticals, Inc.......................          59
                                                                ----------
                                                                     1,010
                                                                ----------
  TOBACCO (1.3%)
  (a)3,600  Consolidated Cigar Holdings, Inc..................         100
    11,600  DIMON, Inc........................................         307
                                                                ----------
                                                                       407
                                                                ----------
  TRANSPORTATION (7.0%)
    17,500  Air Express International Corp....................         696
    11,000  Arnold Industries, Inc............................         187
  (a)6,000  Aviation Sales Co.................................         147
     5,000  Expeditors International of
              Washington, Inc.................................         142
     3,600  Harley-Davidson, Inc..............................         173
     1,400  Hertz Corp., Class A..............................          50
  (a)5,300  Midwest Express Holdings..........................         145
  (a)8,700  Offshore Logistics, Inc...........................         164
 (a)14,500  OMI Corp..........................................         139
     3,500  PACCAR, Inc.......................................         163
  (a)4,100  Tower Automotive, Inc.............................         176
                                                                ----------
                                                                     2,182
                                                                ----------
  UTILITIES (2.2%)
     5,600  IPALCO Enterprises, Inc...........................         175
     6,200  LG&E Energy Corp..................................         137
     6,200  Nevada Power Co...................................         132
     2,700  NICOR, Inc........................................          97
     3,000  Oneok, Inc........................................          97
     2,000  Pinnacle West Capital Corp........................          60
                                                                ----------
                                                                       698
                                                                ----------
TOTAL COMMON STOCKS (Cost $26,727)............................      29,740
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (6.7%)
  REPURCHASE AGREEMENT (6.7%)
$    2,087  Chase Securities, Inc. 6.685%, dated 6/30/97, due
              7/01/97, to be repurchased at $2,087,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $2,123 (Cost $2,087).....       2,087
                                                                ----------

                                                            VALUE
                                                            (000)
-------------------------------------------------------------------

TOTAL INVESTMENTS (102.0%) (Cost $28,814)................  $ 31,827
                                                           --------
OTHER ASSETS (1.3%)
  Receivable for Investments Sold............  $      285
  Receivable for Portfolio Shares Sold.......         100
  Dividends Receivable.......................          33
  Other......................................           2       420
                                               ----------
LIABILITIES (-3.3%)
  Payable for Investments Purchased..........        (851)
  Bank Overdraft Payable.....................         (90)
  Investment Advisory Fees Payable...........         (45)
  Payable for Portfolio Shares Redeemed......         (13)
  Custodian Fees Payable.....................          (7)
  Administrative Fees Payable................          (4)
  Directors' Fees & Expenses Payable.........          (2)
  Distribution Fees Payable..................          (1)
  Other Liabilities..........................         (18)   (1,031)
                                               ----------  --------
NET ASSETS (100.0%)......................................  $ 31,216
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital....................................  $ 21,900
Undistributed Net Investment Income................        61
Accumulated Net Realized Gain......................     6,242
Unrealized Appreciation on Investments.............     3,013
                                                     --------
NET ASSETS.........................................  $ 31,216
                                                     --------
                                                     --------

CLASS A:
---------------------------------------------------
NET ASSETS.........................................   $27,149
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,154,016 outstanding $0.001 par
  value shares (authorized 500,000,000 shares).....    $12.60
                                                     --------
                                                     --------

CLASS B:
---------------------------------------------------
NET ASSETS.........................................    $4,067
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 323,101 outstanding $0.001 par
  value shares (authorized 500,000,000 shares).....    $12.59
                                                     --------
                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Communication Equipment                         33.1%
Communication Services                           3.8%
Business Services                               11.9%
Diversified                                      2.8%
Drugs                                            1.4%
Electronic Computers                             7.0%
Personal Services                                1.5%
Semiconductors & Related Services               17.6%
Surgical & Medical Instruments & Apparatus       0.8%
Software                                        17.4%
Toys                                             0.4%
Other                                            2.3%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-----------------------------------------------

                                              TOTAL RETURN(2)
                                          ------------------------
                                                         SINCE
                                             YTD      INCEPTION(3)
                                          ----------  ------------
PORTFOLIO -- CLASS A....................      27.45%       36.50%
PORTFOLIO -- CLASS B....................      27.17        36.20
S&P 500 INDEX...........................      20.61        32.12
LIPPER SCIENCE & TECHNOLOGY FUNDS
INDEX...................................       6.94        18.04

1. The S&P 500 Index is an unmanaged index of common stocks. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on September 16, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the six months ended June 30, 1997 the Portfolio had a total return of 27.45% for the Class A shares and 27.17% for the Class B shares, as compared to a total return of 20.61% for the S&P 500 Index and 6.94% for the Lipper Science & Technology Funds Index. For the period from inception on September 16, 1996 to June 30, 1997 the Portfolio had a total return of 36.50% for the Class A shares and 36.20% for the Class B shares, as compared to a total return of 32.12% for the S&P 500 Index, and a total return of 18.04% for the Lipper Science & Technology Funds Index.

For the three month period ended June 30, 1997, the Portfolio had a total return of 29.38% for the Class A shares and 29.22% for the Class B shares as compared to a total return of 17.46% for the S&P 500 Index and 17.84% for the Lipper Science and Technology Funds Index.

We are quite pleased with the Portfolio's outperformance for the most recent quarter as we managed to create substantial absolute gains as well as relative gains within the three month period.

The outperformance for the second quarter was due to broadbased strength across both our large and small capitalization stocks, as well as each tech sub-sector. The networking and tech services sectors and the smaller capitalization companies performed particularly well.

We look forward to the remainder of 1997. Overall fundamentals for technology continue to be favorable and the healthy U.S. economy provides a supportive backdrop. There are over 2,000 public technology companies and we strive to remain invested in the best 100. Some high profile companies will continue to face obstacles but it is our job to identify

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
opportunities as these events unfold. Our goal remains the same; identify the premier sectors and companies which present compelling investment opportunities and avoid the sectors and companies with deteriorating fundamentals.

Christopher R. Blair
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCK (97.7%)
  COMMUNICATION EQUIPMENT (33.1%)
     COMPUTER INTEGRATED SYSTEMS DESIGN (10.0%)
 (a)11,600  Bay Networks, Inc.................................  $      308
  (a)7,000  3Com Corp.........................................         315
 (a)13,700  Cisco Systems, Inc................................         920
  (a)6,300  Premisys Communications, Inc......................          99
     5,100  Scientific-Atlanta, Inc...........................         112
                                                                ----------
                                                                     1,754
                                                                ----------
     COMPUTER PERIPHERAL EQUIPMENT (1.9%)
  (a)2,000  Adaptec, Inc......................................          70
 (a)10,000  PMC-Sierra, Inc...................................         262
                                                                ----------
                                                                       332
                                                                ----------
     ELECTRONIC COMPONENTS & ACCESSORIES (3.8%)
  (a)2,500  Integrated Process Equipment Corp.................          63
  (a)7,200  Kent Electronics Corp.............................         264
     7,066  Molex, Inc., Class A..............................         246
  (a)1,000  Solectron Corp....................................          70
    10,000  Syquest Technology, Inc...........................          23
                                                                ----------
                                                                       666
                                                                ----------
     ELECTRONIC PARTS & EQUIPMENT (4.9%)
    11,300  Motorola, Inc.....................................         859
                                                                ----------
     TELEPHONE & TELEGRAPH APPARATUS (12.5%)
  (a)8,600  ADC Telecommunications, Inc.......................         287
  (a)5,000  Advanced Fibre Communications.....................         302
 (a)14,000  Intelect Communications Systems...................          59
     3,200  Lucent Technologies Inc...........................         231
  (a)5,400  Newbridge Networks Corp...........................         235
     2,500  Northern Telecommunications Ltd...................         227
  (a)7,100  Octel Communications Corp.........................         166
 (a)12,000  Polycom Inc.......................................          63
  (a)4,700  Tekelec...........................................         166
  (a)7,000  Tellabs, Inc......................................         391
  (a)3,000  World Access, Inc.................................          61
                                                                ----------
                                                                     2,188
                                                                ----------
  TOTAL COMMUNICATION EQUIPMENT...............................       5,799
                                                                ----------
  COMMUNICATION SERVICES (3.8%)
     COMPUTER PROCESSING & DATA PREPARATION (0.4%)
     2,200  First USA Paymentech, Inc.........................          64
                                                                ----------
     DIRECT MAIL ADVERTISING SERVICE (0.8%)
     5,900  Tele-Communications, Inc., Class A................         140
                                                                ----------
     RADIO/TELEPHONE COMMUNICATIONS (1.5%)
  (a)7,500  Glenayre Technologies, Inc........................         123
 (a)10,200  Mobile Telecommunications Technologies Corp.......         146
                                                                ----------
                                                                       269
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     TELEPHONE COMMUNICATIONS (1.1%)
  (a)2,200  LCI International, Inc............................  $       48
  (a)4,300  Teleport Communications Group, Inc., Class A......         147
                                                                ----------
                                                                       195
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................         668
                                                                ----------
  DIVERSIFIED (2.8%)
  (a)3,200  Apollo Group, Inc., Class A.......................         113
     4,300  Corning, Inc......................................         239
  (a)3,100  DeVry, Inc........................................          84
  (a)1,800  GTECH Holdings Corp...............................          58
       100  Hanover Compressor Co.............................           2
                                                                ----------
                                                                       496
                                                                ----------
  DRUGS (1.4%)
    (a)400  Agouron Pharmaceuticals, Inc......................          32
     5,000  Applied Imaging Corp..............................          31
    (a)800  Dura Pharmaceuticals, Inc.........................          32
    (a)300  Incyte Pharmaceuticals, Inc.......................          20
  (a)1,500  SangStat Medical Corp.............................          35
    (a)800  Vertex Pharmaceuticals, Inc.......................          31
  (a)1,000  Vivus, Inc........................................          24
  (a)2,000  Zonagen, Inc......................................          44
                                                                ----------
                                                                       249
                                                                ----------
  OTHER TECHNOLOGY (38.8%)
     BUSINESS SERVICES (11.9%)
       100  Aris Corp.........................................           2
     2,000  Automatic Data Processing, Inc....................          94
  (a)5,000  BA Merchant Services, Inc. Class A................          95
  (a)4,750  BISYS Group, Inc..................................         198
  (a)4,000  Data Processing Resources Corp....................          94
     3,400  Home Side, Inc....................................          74
  (a)2,200  ONTRACK Data International, Inc...................          51
     4,000  Paychex, Inc......................................         152
  (a)2,200  Robert Half International, Inc....................         104
  (a)4,400  Romac International, Inc..........................         144
  (a)5,570  Sterling Commerce, Inc............................         183
  (a)3,800  SunGard Data Systems, Inc.........................         177
     6,900  TeleTech Holdings, Inc............................         180
  (a)8,900  USCS International, Inc...........................         291
  (a)9,100  Whittman-Hart, Inc................................         256
                                                                ----------
                                                                     2,095
                                                                ----------
     ELECTRONIC COMPUTERS (7.0%)
    (a)700  Compaq Computer Corp..............................          69
  (a)1,700  Dell Computer Corp................................         200
     8,900  International Business Machines Corp..............         803
  (a)2,400  Sun Microsystems, Inc.............................          89
  (a)3,000  Tandem Computers, Inc.............................          61
                                                                ----------
                                                                     1,222
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     PERSONAL SERVICE (1.5%)
  (a)2,100  America Online, Inc...............................  $      117
  (a)3,000  CUC International, Inc............................          77
  (a)2,600  Genzyme Corp. (General Division)..................          72
                                                                ----------
                                                                       266
                                                                ----------
     SEMICONDUCTORS & RELATED SERVICES (17.6%)
  (a)4,700  Advanced Energy Industries, Inc...................          72
  (a)1,700  Altera Corp.......................................          86
  (a)4,500  Analog Devices, Inc...............................         119
  (a)6,100  Applied Materials, Inc............................         432
     1,400  Fusion Systems Corp...............................          55
  (a)6,100  KLA Instruments Corp..............................         297
  (a)4,900  Level One Communications, Inc.....................         188
    13,317  Linear Technology Corp............................         689
  (a)6,000  Maxim Integrated Products, Inc....................         341
  (a)1,900  Semtech Corp......................................          69
  (a)3,500  Teradyne, Inc.....................................         137
       900  Texas Instruments, Inc............................          76
  (a)9,900  Transwitch Corp...................................          85
     1,500  Watkins-Johnson Co................................          46
  (a)8,200  Xilinx, Inc.......................................         402
                                                                ----------
                                                                     3,094
                                                                ----------
     SURGICAL & MEDICAL INSTRUMENTS & APPARATUS (0.8%)
    (a)900  Arqule, Inc.......................................          16
  (a)1,000  Arterial Vascular Engineering, Inc................          32
       300  Medtronic, Inc....................................          24
     1,200  Mentor Corp.......................................          35
  (a)2,100  Nitinol Medical Technologies, Inc.................          32
                                                                ----------
                                                                       139
                                                                ----------
  TOTAL OTHER TECHNOLOGY......................................       6,816
                                                                ----------
  SOFTWARE (17.4%)
     COMMUNICATIONS SOFTWARE (0.7%)
     2,000  CyberMedia, Inc...................................          32
     2,000  LHS Group, Inc....................................          88
                                                                ----------
                                                                       120
                                                                ----------
     PREPACKAGED SOFTWARE (16.7%)
     2,600  Autodesk, Inc.....................................         100
  (a)5,400  Avant! Corp.......................................         174
  (a)3,700  Citrix Systems, Inc...............................         162
  (a)6,200  Compuware Corp....................................         296
  (a)4,300  Electronic Arts, Inc..............................         145
  (a)4,300  Gartner Group, Inc., Class A......................         154
  (a)3,500  Industri-matematik International Corp.............          57
  (a)4,600  Microsoft Corp....................................         582
  (a)7,900  Oracle System Corp................................         398
  (a)5,800  Peoplesoft, Inc...................................         306
  (a)5,200  Proginet Corp.....................................          18


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     1,000  SEEC, Inc.........................................  $       19
  (a)2,600  Siebel Systems, Inc...............................          84
  (a)6,200  Symantec Corp.....................................         121
  (a)5,000  Transaction Systems Architects, Inc., Class A.....         173
  (a)5,200  Vantive Corp......................................         147
                                                                ----------
                                                                     2,936
                                                                ----------
  TOTAL SOFTWARE..............................................       3,056
                                                                ----------
     TOYS (0.4%)
  (a)3,500  Galoob Toys, Inc..................................          66
                                                                ----------
  TOTAL COMMON STOCKS (Cost $15,521)..........................      17,150
                                                                ----------

  NO. OF
CONTRACTS
----------

PURCHASED OPTIONS (0.1%)
        25  Inso, expiring 8/16/97............................           6
  (a)3,500  TriQuint Semiconductor, Inc., expiring 7/19/97....           2
  (a)4,500  Western Digital, expiring 7/19/97.................           1
                                                                ----------
TOTAL PURCHASED OPTIONS (Cost $17)............................           9
                                                                ----------

TOTAL INVESTMENTS (97.8%)(Cost $15,538)..................    17,159
                                                           --------
OTHER ASSETS (10.9%)
    Cash.....................................  $      470
    Receivable for Investments Sold..........       1,098
    Receivable for Securities Sold Short.....         198
    Receivable due from Broker...............          85
    Receivable for Portfolio Shares Sold.....           6
    Dividends Receivable.....................           2
    Other Assets.............................          49     1,908
                                               ----------
LIABILITIES (-8.7%)
    Securities Sold Short, at Value
    (Proceeds $196)..........................        (197)
    Payable for Investments Purchased........      (1,236)
    Investment Advisory Fees Payable.........         (30)
    Custodian Fees Payable...................         (20)
    Administrative Fees Payable..............          (2)
    Distribution Fees Payable................          (1)
    Other Liabilities........................         (33)   (1,519)
                                               ----------  --------
NET ASSETS (100%)........................................  $ 17,548
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
  Paid in Capital..................................  $ 14,619
  Accumulated Net Investment Loss..................       (38)
  Accumulated Net Realized Gain....................     1,347
  Unrealized Appreciation on Investments...........     1,620
                                                     --------
NET ASSETS.........................................  $ 17,548
                                                     --------
                                                     --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                            AMOUNT
                                                            (000)
-------------------------------------------------------------------

CLASS A:
---------------------------------------------------
NET ASSETS.........................................   $16,214
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,188,111 outstanding $0.001 par
  value shares (authorized 500,000,000 shares).....    $13.65
                                                     --------
                                                     --------
CLASS B:
---------------------------------------------------
NET ASSETS.........................................    $1,334
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 98,002 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)...........    $13.62
                                                     --------
                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security

------------------------------------------------------------

SECURITIES SOLD SHORT (NOTE A-9)
                                                           VALUE
  SHARES                                                   (000)
-----------                                                -----
     2,000   Adtran, Inc..............................   $      50
     1,000   Advanced Micro Devices, Inc..............          36
     2,700   Applied Magnetics Corp...................          61
     1,000   QUALCOMM, Inc............................          50
                                                             -----
(Total Proceeds $196)................................   $      197
                                                             -----
                                                             -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                 19.5%
Healthcare                 9.6%
Land                       2.2%
Lodging/Leisure           11.2%
Manufactured Home          6.6%
Office and
Industrial                23.0%
Retail                    15.5%
Self Storage               1.5%
Other                     11.1%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
-----------------------------------------------

                                           TOTAL RETURNS(2)
                                 ------------------------------------
                                                           AVERAGE
                                                         ANNUAL SINCE
                                    YTD       ONE YEAR    INCEPTION
                                 ----------  ----------  ------------
PORTFOLIO -- CLASS A...........      11.46%      40.01%       30.94%
PORTFOLIO -- CLASS B...........      11.20       39.54        33.36
INDEX -- CLASS A...............       5.73       33.87        23.59
INDEX -- CLASS B...............       5.73       33.87        27.09

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 11.46% and 40.01%, respectively, for the Class A shares; and 11.20% and 39.54%, respectively, for the Class B shares as compared to total returns of 5.73% and 33.87%, respectively, for the National Association of Real Estate Trusts (NAREIT) Equity Index (the "Index"). From inception on February 24, 1995 to June 30, 1997, the average annual total return of Class A was 30.94% as compared to 23.59% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 33.36% as compared to 27.09% for the Index.

Valuations in the REIT market have gone through some interesting gyrations during 1997. The Morgan Stanley REIT Index ("RMS") which measures the performance of REITs on a continuous basis -- as opposed to the Index which measures performance on a month-end basis -- rose approximately 4% through the beginning of the year and climbed to a high on March 12. RMS proceeded to hit its low on April 25 following a decline throughout the month. This represented a decline of more than 8.5% from its mid-March peak. Since that low, RMS has proceeded straight up, gaining 9.9% and achieving new highs through quarter-end.

The decline in the early part of the second quarter resulted from a combination of the correction in the broad equity market as well as a significant amount of new equity issuance. As we had warned in our last quarterly report, we did not expect to see strong appreciation until this supply was absorbed. In fact, in the face of declining valuations in the period from mid-March through April, REITs continued to raise capital and raised in excess of $3.5 billion of equity in 25 separate offerings.

Some observers were disappointed to see the REIT market fall along with the broad equity market in March and April. Our reaction is that REITs have not lost their defensive characteristics. However, REIT stocks can only retain their defensive characteristics if their stock prices reflect the underlying value of their real estate. In the fourth quarter of last year, a number of stocks, particularly some of the larger cap

--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
names, had traded to levels that were at quite significant premiums to their underlying asset values. These were the stocks that were most penalized during the correction. We continue to believe that REITs should be viewed as a separate asset class, distinct from stocks and bonds, providing diversification within a portfolio. Clearly there is some correlation to other financial assets but as demonstrated by on-going analysis provided by NAREIT the correlation continues to wane. This research affirms our basic theory that real estate stocks will move based on underlying real estate value.

As suggested above, new equity issuance in the REIT market continues at a torrid pace. Through June 30, REITs had raised almost $10 billion in new equity. This continues a theme of more real estate moving into the control of the public markets. With a private institutional real estate market of approximately $1 trillion and equity capitalization at $110 billion, REITs continue to capture a bigger share of the pie. We see continued equity issuance by existing REITs as proceeds have primarily been used to pay for the acquisition of individual properties, portfolios of properties and entire companies. One wildcard in the growth potential of the assets held by public companies is the exchange of property for shares by the institutional owners of real estate. In the second quarter we saw a beginning of this trend as Meridian Industrial Trust entered into transactions providing both an insurance company and a corporate pension fund with shares in exchange for industrial properties.

After a dearth of initial public offerings over the course of the last two years, there were 8 IPOs in the first two quarters raising in excess of $2 billion (this does not include two IPOs concluded immediately after the end of June). The majority of capital raised was for office companies. We expect to see a continuance of these IPOs as a result of the arbitrage between the private and public real estate markets. The sectors that will feature the most new issuance will be those in which it is not hard to assemble a meaningful collection of assets combined with public market valuations that provide premium pricing.

At year-end we provided our investment strategy for overweighting and underweighting asset classes and geographic regions and thought it would be appropriate to look at year-to-date total returns in each sector according to the Index. It is interesting to note that once again sector bets on the office and hotel sectors contributed to excess performance, despite prognosticators claiming that after 1996 REITs had moved to a stock picker's game. We have been surprised by the continued strength in the strip center and regional mall segments of retail and have continued to underweight the retail sector.

                                            TOTAL PERFORMANCE
SECTOR                                      YEAR TO DATE 1997
------------------------------------------  ------------------
Apartments................................           6.2%
Manufactured Homes........................           3.6%
Strip Centers.............................           7.5%
Regional Malls............................           7.6%
Outlet Centers............................          -4.2%
Industrial................................           1.7%
Office....................................           5.4%
Self Storage..............................          -1.2%
Triple Net Lease..........................           3.4%
Hotel.....................................          11.8%
Healthcare................................           2.7%
Overall...................................           5.7%

From the perspective of the Portfolio, approximately 65% of the outperformance was as a result of stock selection and the remainder was from sector allocation. The largest contributions from a sector allocation perspective were: overweighting of hotels, under-weighting of self storage, and underweighting of outlet centers. As we have discussed previously, real estate cycles in the physical property markets tend to last a long time, however, valuations in the public markets continue to fluctuate and as a result we had some modest movements in the Portfolio. The most significant top-down adjustments were increasing the weighting in the multifamily sector since valuations were beaten down, and decreasing the weighting in the office and industrial sectors as we took profits on some office stocks and reduced industrial positions due to stock valuations continuing to move far above underlying value.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

The following chart provides a summary of the largest contributors to the performance of the Portfolio both from a top-down and bottom-up perspective, along with the rationales for the positions.

   FUND POSITION            SECTOR              RATIONALE
--------------------  -------------------  --------------------
Bottom-up
Essex Properties      Apartments           Attractive Pacific
                                             markets
Chateau Communities   Manufactured Home    Favorable
                                             risk-return
Urban Shopping
  Centers             Regional Malls       High-end retail
                                             continues to
                                             improve
Pacific Gulf
  Properties          Industrial           Small cap with
                                             Pacific-focus
Meridian Industrial
  Properties          Industrial           Small cap growth
                                             story
Extended Stay of
  America             Hotels               Momentum investors
                                             exit

Top-down
Overweighting         Hotels               Lack of new supply
                                             at upper-end
Underweighting        Self storage         Public market
                                             premiums excessive
Underweighting        Outlet centers       Sector continues to
                                             worsen

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (86.9%)
  APARTMENT (19.5%)
    33,100  Amli Residential Properties Trust REIT............  $      782
   172,200  Associated Estates Realty Corp. REIT..............       4,047
   276,600  Avalon Properties, Inc. REIT......................       7,918
   256,100  Bay Apartment Communities, Inc. REIT..............       9,476
    14,900  Columbus Realty Trust REIT........................         339
   343,100  Essex Property Trust, Inc. REIT...................      11,022
   165,000  Gables Residental Trust REIT......................       4,166
   240,400  Merry Land & Investment
              Company, Inc. REIT..............................       5,214
   181,500  Oasis Residential, Inc. REIT......................       4,265
   243,900  Security Capital Atlantic, Inc. REIT..............       5,838
    35,100  Summit Properties, Inc. REIT......................         724
(a)654,898  Wellsford Real Porperties, Inc....................       7,204
                                                                ----------
                                                                    60,995
                                                                ----------
  HEALTHCARE (9.6%)
 (a)92,000  Alexandria Real Estate Equities, Inc. REIT........       2,018
(a)180,300  Assisted Living Concepts, Inc.....................       1,983
    95,500  Health Care Property Investors, Inc. REIT.........       3,366
    21,900  LTC Properties, Inc. REIT.........................         397
   547,500  Nationwide Health Properties, Inc. REIT...........      12,045
   309,000  Omega Healthcare Investors, Inc. REIT.............      10,101
                                                                ----------
                                                                    29,910
                                                                ----------
  LAND (1.9%)
(a)589,684  Atlantic Gulf Communities Corp....................       3,759
(a)117,200  Catellus Development Corp.........................       2,124
                                                                ----------
                                                                     5,883
                                                                ----------
  LODGING/LEISURE (11.2%)
   561,900  American General Hospitality Corp. REIT...........      13,907
(a)324,400  Extended Stay America, Inc........................       5,109
(a)318,300  Host Marriott Corp................................       5,670
(a)473,000  John Q Hammons Hotels, Inc........................       4,375
(a)203,900  Servico, Inc......................................       3,033
    64,400  Starwood Lodging Trust REIT.......................       2,749
                                                                ----------
                                                                    34,843
                                                                ----------
  MANUFACTURED HOME (6.6%)
   530,452  Chateau Communities, Inc. REIT....................      15,184
   232,700  Manufactured Home
              Communities, Inc. REIT..........................       5,367
                                                                ----------
                                                                    20,551
                                                                ----------
  OFFICE AND INDUSTRIAL (22.1%)
     INDUSTRIAL (3.3%)
    35,750  EastGroup Properties, Inc. REIT...................         720
   112,872  Meridian Industrial Trust, Inc. REIT..............       2,652
   313,100  Pacific Gulf Properties, Inc. REIT................       6,888
                                                                ----------
                                                                    10,260
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     OFFICE (17.4%)
   244,900  Arden Realty Group, Inc...........................  $    6,367
   185,700  Beacon Properties Corp. REIT......................       6,198
   504,954  Brandywine Realty Trust REIT......................      10,226
  (a)7,400  Brookfield Properties Corp........................          86
(a)256,600  Brookfield Properties Corp. (Installment
              Receipts-second installment: CAD6.50/Shr due on
              2/13/98)........................................       1,794
   195,600  CarrAmerica Realty Corp. REIT.....................       5,624
   134,400  Cornerstone Properties, Inc. REIT.................       2,066
   610,000  Great Lakes, Inc. REIT............................      10,027
    79,500  Kilroy Realty Corp. REIT..........................       2,007
   136,100  Koger Equity, Inc. REIT...........................       2,484
   344,318  Trizec Hahn Corp. REIT............................       7,360
                                                                ----------
                                                                    54,239
                                                                ----------
     OFFICE AND INDUSTRIAL (1.4%)
    82,400  Boston Properties, Inc. REIT......................       2,266
    79,700  Prentiss Properties Trust REIT....................       2,042
                                                                ----------
                                                                     4,308
                                                                ----------
  TOTAL OFFICE AND INDUSTRIAL.................................      68,807
                                                                ----------
  RETAIL (14.5%)
     REGIONAL MALL (9.8%)
   566,100  First Union Real Estate REIT......................       7,996
   382,600  Taubman Centers, Inc. REIT........................       5,069
   330,500  Urban Shopping Centers, Inc. REIT.................      10,535
   420,100  Westfield America, Inc. REIT......................       7,089
                                                                ----------
                                                                    30,689
                                                                ----------
     SHOPPING CENTER (1.5%)
    80,100  Federal Realty Investment Trust REIT..............       2,163
    34,300  IRT Property Co. REIT.............................         403
     2,200  Ramco-Gershenson Properties Trust REIT............          39
   149,000  Western Investment Real Estate
              Trust REIT......................................       2,067
                                                                ----------
                                                                     4,672
                                                                ----------
     STRIP CENTER (3.2%)
   143,200  Alexander Haagen Properties, Inc. REIT............       2,327
   515,900  Burnham Pacific Property Trust REIT...............       7,094
    10,300  Price REIT, Inc...................................         375
                                                                ----------
                                                                     9,796
                                                                ----------
  TOTAL RETAIL................................................      45,157
                                                                ----------
  SELF STORAGE (1.5%)
   166,600  Shurgard Storage Centers, Inc.,
              Series A, REIT..................................       4,665
                                                                ----------
TOTAL COMMON STOCKS (Cost $238,864)...........................     270,811
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
PREFERRED STOCKS (0.8%)
  SHOPPING CENTER (0.8%)
    81,600  First Washington Realty Trust, Series A...........  $    2,489
 (d)33,150  Great Lakes, Inc. REIT............................          --
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $2,285)..........................       2,489
                                                                ----------
CONVERTIBLE PREFERRED STOCK (0.3%)
  LAND (0.3%)
     (a,d)  Atlantic Gulf Communities Corp. (Cost $1,070).....       1,070
   107,021
                                                                ----------

  NO. OF
 WARRANTS
----------

WARRANTS (0.4%)
  INDUSTRIAL (0.4%)
(a)184,843  Meridian Industrial Trust, Inc. REIT, expiring
              2/23/99.........................................       1,305
                                                                ----------
  LAND (0.0%)
(a,d)62,000 Atlantic Gulf Communities Corp., Class A, expiring
              6/23/04.........................................          --
(a,d)62,000 Atlantic Gulf Communities Corp., Class B, expiring
              6/23/04.........................................          --
(a,d)62,000 Atlantic Gulf Communities Corp., Class C, expiring
              6/23/04.........................................          --
                                                                ----------
                                                                        --
                                                                ----------
TOTAL WARRANTS (Cost $300)....................................       1,305
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

CORPORATE BOND (0.5%)
  OFFICE (0.5%)
$    2,934  Brookfield Properties Corp. 6.00%, 2/14/07
              (Installment Receipts -- second installment:
              CAD50.00 per debenture due at 2/13/98) (Cost
              $1,130).........................................       1,637
                                                                ----------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
    14,913  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $14,915,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $15,164 (Cost $14,913)...      14,913
                                                                ----------

                                                              VALUE
                                                              (000)
----------------------------------------------------------------------

TOTAL INVESTMENTS (93.7%) (Cost $258,562)................  $   292,225
                                                           -----------
OTHER ASSETS (7.2%)
  Receivable for Portfolio Shares Sold.......  $   11,209
  Receivable for Investments Sold............       9,899
  Dividends Receivable.......................       1,336
  Interest Receivable........................           3
  Other......................................           1       22,448
                                               ----------
LIABILITIES (-0.9%)
  Payable for Investments Purchased..........      (1,774)
  Investment Advisory Fees Payable...........        (504)
  Bank Overdraft.............................        (347)
  Payable for Portfolio Shares Redeemed......        (227)
  Administrative Fees Payable................         (35)
  Custodian Fees Payable.....................         (31)
  Distribution Fees Payable..................          (6)
  Directors' Fees & Expenses Payable.........          (6)
  Dividends Payable..........................          (2)
  Other Liabilities..........................         (54)      (2,986)
                                               ----------  -----------
NET ASSETS (100%)........................................  $   311,687
                                                           -----------
                                                           -----------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $   246,279
Undistributed Net Investment Income...............        2,255
Accumulated Net Realized Gain.....................       29,490
Unrealized Appreciation on Investments............       33,663
                                                    -----------
NET ASSETS........................................  $   311,687
                                                    -----------
                                                    -----------

CLASS A:
--------------------------------------------------
NET ASSETS........................................     $299,436
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,741,365 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....       $15.98
                                                    -----------
                                                    -----------
CLASS B:
--------------------------------------------------
NET ASSETS........................................      $12,251
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 768,835 outstanding $.001 par
  value shares (authorized 500,000,000 shares)....       $15.93
                                                    -----------
                                                    -----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
CAD   --  Canadian Dollar
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                  1.1%
Banking                   15.3%
Capital Goods              2.5%
Chemicals                  2.4%
Communications             7.0%
Consumer-Durables          3.9%
Consumer-Retail            7.4%
Consumer-Staples           7.3%
Energy                    10.0%
Financial-Diversified      3.0%
Health Care                3.5%
Industrial                 2.7%
Insurance                  7.2%
Metals                     1.3%
Paper & Packaging          4.2%
Services                   3.8%
Technology                 4.6%
Transportation             3.5%
Utilities                  7.4%
Other                      1.9%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE INDATA EQUITY-MEDIAN INDEX(1)
-----------------------------------------------

                                         TOTAL RETURNS(2)
                         -------------------------------------------------
                                                   AVERAGE      AVERAGE
                                                 ANNUAL FIVE  ANNUAL SINCE
                            YTD       ONE YEAR      YEARS      INCEPTION
                         ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A...      13.49%      25.18%       17.24%       13.97%
PORTFOLIO -- CLASS B...      13.13       24.80          N/A        21.74
S&P 500 INDEX -- CLASS
 A.....................      20.61       34.70        19.78        17.86
INDATA EQUITY-MEDIAN
 INDEX -- CLASS A......      15.44       27.86        17.91        16.06
S&P 500 INDEX -- CLASS
 B.....................      20.61       34.70          N/A        29.55
INDATA EQUITY-MEDIAN
 INDEX -- CLASS B......      15.44       27.86          N/A        25.33

1. The S&P 500 Stock Index and the Indata Equity-Median Index are unmanaged indices of common stocks. The Indata Equity-Median Index includes an average asset allocation of 7.6% cash and 92.4% equity based on $514 billion in assets among 1,396 portfolios for the period ended June 30, 1997.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities will outperform the market over the long-term, and can be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

    Reversion to mean valuation levels (return to the long term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

    Investment decisions are based on research undertaken by the Morgan Stanley Asset Management/Chicago investment team.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 13.49% and 25.18%, respectively, for the Class A shares; and 13.13% and 24.80%, respectively, for the Class B shares as compared to total returns of 20.61% and 34.70%, respectively, for the S&P 500 Index and 15.44% and 27.86%, respectively, for the Indata Equity-Median Index. For the five-year period ended June 30, 1997 and for the period from inception on January 31, 1990 to June 30, 1997, the average annual total return for Class A was 17.24% and 13.97%, respectively, as compared to 19.78% and 17.86%, respectively, for the S&P 500 Index and 17.91% and 16.06%, respectively, for the Indata Equity-Median Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 21.74% as compared to 29.55% for the S&P 500 Index and 25.33% for the Indata Equity-Median Index. According to LIPPER MUTUAL FUNDS QUARTERLY, the average equity-income mutual fund (value-style fund) had a return of 12.85% in the quarter ended June 30, 1997, while the average general equity fund declined -1.98%, and 14.75% year-to-date.

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                                         PRICE-
                                        EARNINGS     PRICE-TO-BOOK
                                      ------------  ----------------
Value Equity Portfolio..............        15.8x            2.8x
S&P 500.............................        21.0x            5.1x

After a volatile and progressively weaker first quarter, the market solidly rebounded in the second quarter, resulting in an overall very strong first half. The major market indices peaked during the first quarter, bottomed in April and advanced to new highs through June. Escalating fears of interest rate increases and a strong economy growing at 5.8% in the first quarter contrasted with subsiding fears of rate increases and a moderating economy in the second quarter. This change in sentiment produced the difference in performance of the first and second quarters. While the Fed did raise interest rates at one of the three meetings held in the first half, strong corporate profitability, benign inflation and strong mutual fund inflows supported the market advance in the second quarter.

Within this environment, large cap stocks continued to significantly outperform small cap stocks. The larger cap Russell 1000 returned 18.62% for the first half compared to a return of 10.20% for the smaller cap Russell 2000. Style effect depended upon market cap size. In the large cap area, growth outperformed value stocks. The Russell 1000 Growth Index increased 19.55% for the first half compared to the Russell 1000 Value Index return of 17.68%. In the small cap area, value significantly outperformed growth as small cap growth stocks declined severely during the first half, although they managed to rebound before quarter-end. The Russell 2000 Value Index increased 14.81% compared to the Russell 2000 Growth Index return of 5.23%.

During the first half, the best performing sectors in the Portfolio were capital goods, up 37%, health care, up 35%, consumer services, up 29%, and metals, up 27%. Underperforming sectors for the first half included electric utilities, which were flat, paper and forest products, up 2%, consumer durables, up 3%, and transportation, up 5%. The best performing stocks in the first half were Deere, up 37%, Sallie Mae, also up 37%, Bausch & Lomb, up 36%, and Texas Instruments, Sprint and St. Paul Cos., all up 32%. Stocks providing the biggest disappointment included AT&T, down 14%, Texas Utilities, down 13%, Pinnacle West, down 4%, Eastman Kodak, down 3%, and Rockwell, down 2%.

Changes made to the Portfolio in the first half included decreasing the exposure to consumer staples by selling the final position in American Brands and paring back on Philip Morris and RJR Nabisco. We adjusted the composition of the energy sector by establishing positions in Occidental Petroleum and USX-Marathon and paring back Exxon, which outperformed other integrated oil peers during the first half. We pared back on GPU due to concerns about the cost and resolution of their stranded assets. We increased exposure to the retail sector by purchasing a full position in Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. We also added to the existing Woolworth position on price weakness. We established a partial position in Olin, a chemical company that is also restructuring its businesses, selling assets, paying down debt and generating cash for additional value-added actions. Finally, we sold the remaining position in Apple Computer as the company fundamentals continued to deteriorate and showed no signs of improvement. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (98.1%)
  AEROSPACE (1.1%)
    13,000  United Technologies Corp..........................  $    1,079
                                                                ----------
  BANKING (15.3%)
    30,100  BankAmerica Corp..................................       1,943
    22,800  BankBoston Corp...................................       1,643
    27,000  Bankers Trust (New York) Corp.....................       2,349
    20,400  Chase Manhattan Corp..............................       1,980
    57,900  First of America Bank Corp........................       2,649
    57,800  Mellon Bank Corp..................................       2,608
    48,600  PNC Bank Corp.....................................       2,023
                                                                ----------
                                                                    15,195
                                                                ----------
  CAPITAL GOODS (2.5%)
    44,800  Deere & Co........................................       2,458
                                                                ----------
  CHEMICALS (2.4%)
    32,075  Eastman Chemical Co...............................       2,037
     9,600  Olin Corp.........................................         375
                                                                ----------
                                                                     2,412
                                                                ----------
  COMMUNICATIONS (7.0%)
    73,600  AT&T Corp.........................................       2,581
    42,500  Sprint Corp.......................................       2,237
    56,000  U.S. WEST Communications Group....................       2,110
                                                                ----------
                                                                     6,928
                                                                ----------
  CONSUMER-DURABLES (3.9%)
    65,800  Chrysler Corp.....................................       2,159
    30,400  General Motors Corp...............................       1,693
                                                                ----------
                                                                     3,852
                                                                ----------
  CONSUMER-RETAIL (7.4%)
    49,200  J.C. Penney Co., Inc..............................       2,568
    60,400  Wal-Mart Stores, Inc..............................       2,042
(a)116,000  Woolworth Corp....................................       2,784
                                                                ----------
                                                                     7,394
                                                                ----------
  CONSUMER-STAPLES (7.3%)
   118,700  Fleming Cos., Inc.................................       2,137
    59,600  Philip Morris Cos., Inc...........................       2,645
    74,300  RJR Nabisco Holdings Corp.........................       2,452
                                                                ----------
                                                                     7,234
                                                                ----------
  ENERGY (10.0%)
    52,200  Ashland, Inc......................................       2,421
    40,000  Atlantic Richfield Co.............................       2,820
    12,800  Exxon Corp........................................         787
    28,200  Mobil Corp........................................       1,970
    37,600  Occidental Petroleum Corp.........................         942
    34,700  USX-Marathon Group................................       1,002
                                                                ----------
                                                                     9,942
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  FINANCIAL-DIVERSIFIED (3.0%)
    23,250  Student Loan Marketing Association................  $    2,953
                                                                ----------
  HEALTH CARE (3.5%)
    56,000  Bausch & Lomb, Inc................................       2,639
    16,500  Baxter International, Inc.........................         862
                                                                ----------
                                                                     3,501
                                                                ----------
  INDUSTRIAL (2.7%)
    13,362  Hanson plc ADR....................................         334
    39,900  Rockwell International Corp.......................       2,354
                                                                ----------
                                                                     2,688
                                                                ----------
  INSURANCE (7.2%)
    46,200  American General Corp.............................       2,206
    43,500  Lincoln National Corp.............................       2,800
    28,000  St. Paul Cos., Inc................................       2,135
                                                                ----------
                                                                     7,141
                                                                ----------
  METALS (1.3%)
    15,400  Phelps Dodge Corp.................................       1,312
                                                                ----------
  PAPER & PACKAGING (4.2%)
    97,200  Louisiana-Pacific Corp............................       2,053
    30,600  Willamette Industries, Inc........................       2,142
                                                                ----------
                                                                     4,195
                                                                ----------
  SERVICES (3.8%)
    11,200  Eastman Kodak Co..................................         859
    16,700  McGraw-Hill Cos., Inc.............................         982
    88,400  Ogden Corp........................................       1,923
                                                                ----------
                                                                     3,764
                                                                ----------
  TECHNOLOGY (4.6%)
    33,900  Harris Corp.......................................       2,848
    20,889  Texas Instruments, Inc............................       1,756
                                                                ----------
                                                                     4,604
                                                                ----------
  TRANSPORTATION (3.5%)
 (a)17,900  AMR Corp..........................................       1,656
    56,100  Ryder System, Inc.................................       1,851
                                                                ----------
                                                                     3,507
                                                                ----------
  UTILITIES (7.4%)
    41,800  GPU, Inc..........................................       1,500
    53,100  NIPSCO Industries, Inc............................       2,194
    63,100  Pinnacle West Capital Corp........................       1,897
    52,700  Texas Utilities Co................................       1,815
                                                                ----------
                                                                     7,406
                                                                ----------
TOTAL COMMON STOCKS (Cost $76,870)............................      97,565
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.4%)
  REPURCHASE AGREEMENT (0.4%)
$      366  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $366,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $375 (Cost $366).........  $      366
                                                                ----------
TOTAL INVESTMENTS (98.5%) (Cost $77,236)......................      97,931
                                                                ----------

OTHER ASSETS (1.7%)
  Receivable for Investments Sold............  $    1,466
  Dividends Receivable.......................         295
  Other......................................           5     1,766
                                               ----------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable...........        (108)
  Payable for Fund Shares Redeemed...........         (45)
  Administrative Fees Payable................         (14)
  Custodian Fees Payable.....................         (14)
  Directors' Fees & Expenses Payable.........          (5)
  Distribution Fees Payable..................          (1)
  Other Liabilities..........................         (35)     (222)
                                               ----------  --------
NET ASSETS (100%)........................................  $ 99,475
                                                           --------
                                                           --------


                                           AMOUNT
                                           (000)
---------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital........................  $  64,859
Undistributed Net Investment Income....        607
Accumulated Net Realized Gain..........     13,314
Unrealized Appreciation on
  Investments..........................     20,695
                                         ----------
NET ASSETS.............................  $  99,475
                                         ----------
                                         ----------
CLASS A:
---------------------------------------
NET ASSETS.............................     $97,500
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 6,227,527 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................      $15.66
                                         ----------
                                         ----------
CLASS B:
---------------------------------------
NET ASSETS.............................      $1,975
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 126,488 outstanding
  $.001 par value shares (authorized
  500,000,000 shares)..................      $15.62
                                         ----------
                                         ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                          0.5%
Banking                            7.1%
Capital Goods                      1.1%
Chemicals                          1.0%
Communications                     3.2%
Consumer - Durables                2.0%
Consumer - Retail                  3.7%
Consumer - Service & Growth        1.4%
Consumer - Staples                 3.4%
Energy                             5.4%
Financial - Diversified            1.4%
Health Care                        1.6%
Industrial                         1.6%
Insurance                          3.2%
Metals                             1.1%
Paper & Packaging                  1.9%
Services                           0.8%
Technology                         2.3%
Transportation                     1.2%
Utilities                          3.8%
U.S. Treasury Notes               47.1%
Other                              5.2%

PERFORMANCE COMPARED TO INDATA
BALANCED-MEDIAN INDEX(1)
-----------------------------

                                       TOTAL RETURNS(2)
                       -------------------------------------------------
                                                 AVERAGE      AVERAGE
                                               ANNUAL FIVE  ANNUAL SINCE
                          YTD       ONE YEAR      YEARS      INCEPTION
                       ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS
A....................       8.01%      15.30%       11.41%       10.82%
PORTFOLIO -- CLASS
B....................       7.70       14.82          N/A        12.18
INDEX -- CLASS A.....      11.36       20.86        13.25        12.42
INDEX -- CLASS B.....      11.36       20.86          N/A        17.62

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 1.9% cash, 36.8% bonds and 61.3% equity based on $49 billion in assets among 549 portfolios for the period ended June 30, 1997 (includes dividends). The index returns are gross of management fees; the Portfolio returns are net of management fees and other expenses.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Balanced Portfolio's value investment philosophy is based on the premise that a diversified portfolio of undervalued equity securities and fixed income securities will outperform the market over the long-term and can be expected to preserve principal in a difficult market environment.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 8.01% and 15.30%, respectively, for the Class A shares; and 7.70% and 14.82%, respectively, for the Class B shares as compared to total returns of 11.36% and 20.86%, respectively, for the Indata Balanced-Median Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return of Class A was 11.41% as compared to 13.25% for the Index. From inception on February 20, 1990 to June 30, 1997, the average annual total return of Class A was 10.82% as compared to 12.42% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 12.18% as compared to 17.62% for the Index.

Our asset allocation, based on market value at June 30, 1997, is as follows:

Equities.............................................       48.0%
Fixed Income.........................................       47.3
Cash.................................................        4.7
                                                       ---------
                                                             100%
                                                       ---------
                                                       ---------

EQUITIES

For the quarter ended June 30, 1997, the equity component of the Balanced Portfolio had a gross return of 11.39% and for six months ended June 30, 1997 returned 14.73%. The S&P 500 returned 17.46% for the quarter ended June 30, 1997 and 20.61% for the six months ended June 30, 1997.

After a volatile and progressively weaker first quarter, the market solidly rebounded in the second quarter, resulting in an overall very strong first half. The major market indices peaked during the first quarter, bottomed in April and advanced to new highs through June. Escalating fears of interest rate increases and a strong economy growing at 5.8% in the first quarter contrasted with subsiding fears of rate increases and a moderating economy in the second quarter. This change in sentiment produced the difference in

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (CONT.)
performance of the first and second quarters. While the Fed did raise interest rates at one of the three meetings held in the first half, strong corporate profitability, benign inflation and strong mutual fund inflows supported the market advance in the second quarter.

Within this environment, large cap stocks continued to significantly outperform small cap stocks. The larger cap Russell 1000 returned 18.62% for the first half compared to a return of 10.20% for the smaller cap Russell 2000. Style effect depended upon market cap size. In the large cap area, growth outperformed value stocks. The Russell 1000 Growth Index increased 19.55% for the first half compared to the Russell 1000 Value Index return of 17.68%. In the small cap area, value significantly outperformed growth as small cap growth stocks declined severely during the first half, although they managed to rebound before second quarter-end. The Russell 2000 Value Index increased 14.81% compared to the Russell 2000 Growth Index return of 5.23%.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the MSIF Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500 Index.

                                                 P/E         P/B
                                              ----------  ----------
Portfolio-equity portion....................       15.8x        2.8x
S&P 500.....................................       21.0x        5.1x

During the first half, the best performing sectors in the equity portion of the Portfolio were capital goods, up 37%, health care, up 35%, consumer services, up 29%, and metals, up 27%. Underperforming sectors for the first half included electric utilities, which were flat, paper and forest products, up 2%, consumer durables, up 3%, and transportation, up 5%. The best performing stocks in the first half were Deere, up 37%, Sallie Mae, also up 37%, Bausch & Lomb, up 36%, and Texas Instruments, Sprint and St. Paul Cos., all up 32%. Stocks providing the biggest disappointment included AT&T, down 14%, Texas Utilities, down 13%, Pinnacle West, down 4%, Eastman Kodak, down 3%, and Rockwell, down 2%.

Changes made to the equity portion of the Portfolio in the first half included decreasing the exposure to consumer staples by selling the final position in American Brands and paring back on Philip Morris and RJR Nabisco. We adjusted the composition of the energy sector by establishing positions in Occidental Petroleum and USX-Marathon and paring back Exxon, which outperformed other integrated oil peers during the first half. We pared back on GPU due to concerns about the cost and resolution of their stranded assets. We increased exposure to the retail sector by purchasing a full position in Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. We also added to the existing Woolworth position on price weakness. We established a partial position in Olin, a chemical company that is also restructuring its businesses, selling assets, paying down debt and generating cash for additional value-added actions. Finally, we sold the remaining position in Apple Computer as the company fundamentals continued to deteriorate and showed no signs of improvement. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

FIXED INCOME

The fixed income portion of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the six months ended June 30, 1997, the fixed income portion of the Portfolio had total return of 2.74% compared to a return of 2.83% for the Lehman Intermediate-Government/Corporate Index (MSAM/Chicago's fixed-income benchmark).

The Portfolio began the year at a weighted average maturity of 3.3 years. During the first half of 1997, interest rates rose across all maturity spectrums, with the largest increase occurring in the two, three and five year maturities. This upward shift in the yield curve hurt the performance of the Portfolio. With the continued strength in the economy, the increase in short-term Fed funds rate, and the potential for further rate increases, we have allowed the weighted average maturity and average duration of the fixed income portion of the Portfolio to shorten. We are comfortable with our current position, which is less than the benchmark.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
BALANCED PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (47.7%)
  AEROSPACE (0.5%)
       450  United Technologies Corp..........................  $       37
                                                                ----------
  BANKING (7.1%)
     1,100  BankAmerica Corp..................................          71
       800  BankBoston Corp...................................          58
       750  Bankers Trust (New York) Corp.....................          65
       650  Chase Manhattan Corp..............................          63
     1,800  First of America Bank Corp........................          82
     1,600  Mellon Bank Corp..................................          72
     1,450  PNC Bank Corp.....................................          61
                                                                ----------
                                                                       472
                                                                ----------
  CAPITAL GOODS (1.1%)
     1,300  Deere & Co........................................          71
                                                                ----------
  CHEMICALS (1.0%)
       825  Eastman Chemical Co...............................          52
       400  Olin Corp.........................................          16
                                                                ----------
                                                                        68
                                                                ----------
  COMMUNICATIONS (3.2%)
     2,500  AT&T Corp.........................................          88
     1,050  Sprint Corp.......................................          55
     1,800  U.S. West, Inc....................................          68
                                                                ----------
                                                                       211
                                                                ----------
  CONSUMER-DURABLES (2.0%)
     2,050  Chrysler Corp.....................................          67
     1,150  General Motors Corp...............................          64
                                                                ----------
                                                                       131
                                                                ----------
  CONSUMER-RETAIL (3.7%)
     1,550  J.C. Penney Co., Inc..............................          81
     2,000  Wal-Mart Stores, Inc..............................          68
  (a)4,000  Woolworth Corp....................................          96
                                                                ----------
                                                                       245
                                                                ----------
  CONSUMER-SERVICE & GROWTH (1.4%)
       400  Eastman Kodak Co..................................          31
     2,900  Ogden Corp........................................          63
                                                                ----------
                                                                        94
                                                                ----------
  CONSUMER-STAPLES (3.4%)
     3,500  Fleming Cos., Inc.................................          63
     1,925  Philip Morris Cos., Inc...........................          85
     2,500  RJR Nabisco Holdings Corp.........................          83
                                                                ----------
                                                                       231
                                                                ----------
  ENERGY (5.4%)
     1,700  Ashland, Inc......................................          79
     1,200  Atlantic Richfield Co.............................          84
       550  Exxon Corp........................................          34
     1,200  Mobil Corp........................................          84
     1,400  Occidental Petroleum Corp.........................          35
     1,700  USX-Marathon Group................................          49
                                                                ----------
                                                                       365
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  FINANCIAL-DIVERSIFIED (1.4%)
       750  Student Loan Marketing Association................  $       95
                                                                ----------
  HEALTH CARE (1.6%)
     1,650  Bausch & Lomb, Inc................................          78
       600  Baxter International, Inc.........................          31
                                                                ----------
                                                                       109
                                                                ----------
  INDUSTRIAL (1.6%)
       556  Hanson plc ADR....................................          14
     1,550  Rockwell International Corp.......................          91
                                                                ----------
                                                                       105
                                                                ----------
  INSURANCE (3.2%)
     1,050  American General Corp.............................          50
     1,450  Lincoln National Corp.............................          93
       900  St. Paul Cos., Inc................................          69
                                                                ----------
                                                                       212
                                                                ----------
  METALS (1.1%)
       850  Phelps Dodge Corp.................................          73
                                                                ----------
  PAPER & PACKAGING (1.9%)
     3,100  Louisiana-Pacific Corp............................          66
       900  Willamette Industries, Inc........................          63
                                                                ----------
                                                                       129
                                                                ----------
  SERVICES (0.8%)
       900  McGraw-Hill Cos., Inc.............................          53
                                                                ----------
  TECHNOLOGY (2.3%)
     1,125  Harris Corp.......................................          94
       700  Texas Instruments, Inc............................          59
                                                                ----------
                                                                       153
                                                                ----------
  TRANSPORTATION (1.2%)
    (a)500  AMR Corp..........................................          46
     1,150  Ryder System, Inc.................................          38
                                                                ----------
                                                                        84
                                                                ----------
  UTILITIES (3.8%)
     1,450  GPU, Inc..........................................          52
     1,700  NIPSCO Industries, Inc............................          71
     2,100  Pinnacle West Capital Corp........................          63
     1,950  Texas Utilities Co................................          67
                                                                ----------
                                                                       253
                                                                ----------
TOTAL COMMON STOCKS (Cost $2,425).............................       3,191
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

FIXED INCOME SECURITY (47.1%)
  US TREASURY NOTE (47.1%)
$    3,203  U.S. Treasury Note 5.50%, 4/15/00 (Cost $3,129)...       3,146
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

BALANCED PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.7%)
  REPURCHASE AGREEMENT (4.7%)
$      313  Chase Securities, Inc. 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $313,
              collateralized by U.S. Treasury Notes, 5.625%,
              due 2/15/06, valued at $320 (Cost $313).........  $      313
                                                                ----------

TOTAL INVESTMENTS (99.5%) (Cost $5,867)..................     6,650
                                                           --------
OTHER ASSETS (0.9%)
  Cash.......................................  $        1
  Interest Receivable........................          37
  Dividends Receivable.......................           9
  Due from Adviser...........................           8
  Receivable for Investments Sold............           6        61
                                                       --
LIABILITIES (-0.4%)
  Professional Fees Payable..................         (11)
  Custodian Fees Payable.....................          (7)
  Administrative Fees Payable................          (1)
  Directors' Fees & Expenses Payable.........          (1)
  Distribution Fees Payable..................          (1)
  Other Liabilities..........................          (5)      (26)
                                                       --
                                                           --------
NET ASSETS (100%)........................................  $  6,685
                                                           --------
                                                           --------


                                           VALUE
                                           (000)
---------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital........................  $    5,157
Undistributed Net Investment Income....          67
Accumulated Net Realized Gain..........         678
Unrealized Appreciation on
  Investments..........................         783
                                         ----------
NET ASSETS.............................  $    6,685
                                         ----------
                                         ----------
CLASS A:
---------------------------------------
NET ASSETS.............................      $5,439
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 621,766 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................       $8.75
                                         ----------
                                         ----------
CLASS B:
---------------------------------------
NET ASSETS.............................      $1,246
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 142,899 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................       $8.72
                                         ----------
                                         ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          11.8%
Brazil             14.9%
Bulgaria            5.0%
Ecuador             2.4%
Ivory Coast         3.9%
Jamaica             5.0%
Mexico             20.1%
Morocco             3.6%
Panama              1.4%
Peru                2.6%
Russia             19.7%
South Africa        2.5%
Venezuela          12.5%
Other              -5.4%

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
----------------------------------------------

                                          TOTAL RETURNS(2)
                               --------------------------------------
                                                           AVERAGE
                                                            ANNUAL
                                                            SINCE
                                  YTD        ONE YEAR     INCEPTION
                               ----------  ------------  ------------
PORTFOLIO -- CLASS A.........      17.24%       49.05%        21.51%
PORTFOLIO -- CLASS B.........      17.13        48.77         44.89
INDEX -- CLASS A.............      10.27        33.04         14.37
INDEX -- CLASS B.............      10.27        33.04         32.32

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Russia, Nigeria, the Philippines, Poland and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 17.24% and 49.05%, respectively, for the Class A shares; and 17.13% and 48.77%, respectively, for the Class B shares as compared to total returns of 10.27% and 33.04%, respectively, for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). From inception on February 1, 1994 to June 30, 1997, the average annual total return of Class A was 21.51% as compared to 14.37% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 44.89% as compared to 32.32% for the Index. As of June 30, 1997, the Portfolio had a 30-day yield of 8.07% for the Class A shares and 7.90% for the Class B shares.

For the first few weeks of the fiscal year the trend of an across the board tightening of credit spreads continued unabated. Attractive relative valuations, the stretch for incremental yield and easy global monetary conditions prompted increases in allocations to emerging market assets. Federal Reserve Governor Greenspan's comments on the state of credit markets, extended valuations and mispricing of risk stopped the music suddenly. A correction in fixed income markets started in late February and lasted for much of March.

The emerging markets didn't surprise by behaving differently during this market correction. An increase in risk premiums affected all countries and all bonds. A correction, precipitated by possible Fed action and deepened by redemptions and a reduction in committed capital tends to affect the broad market. The weight of money heading for the exits drowns the fundamentals for a while.

During the second quarter of 1997, the emerging debt markets recovered from their late first quarter correction buoyed by falling U.S. interest rates and a renewed investor appetite for yield. U.S. interest rates fell by 35 to 40 basis points across the yield curve. This decline in rates was prompted by signs of moderating economic growth and the lack of evidence of any inflationary pressures in the system. These factors reassured investors that the Federal Reserve would not increase interest rates anytime soon. In

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
addition to the positive interest rate environment, a confluence of events both fundamental and technical in nature bolstered the performance of emerging markets debt. On the fundamental front, improving macro-economic outlooks and rating upgrades by major U.S. ratings agencies in Argentina, Brazil, the Philippines, Uruguay, and Venezuela provided support. While on the technical front, a continuation of the trend of Brady bond retirement and debt buybacks as well as a strong inflow of funds from non-dedicated or "crossover" investors caused spreads on emerging markets debt to tighten back to levels not seen since 1993.

During the first half of the year, Bulgaria, Morocco, and Peru outperformed the universe of emerging market debt, while the Philippines, Poland, and Nigeria were the performance laggards. The Portfolio's overweight positions in Bulgaria and Morocco as well as underweights in Nigeria, the Philippines and Poland allowed the Portfolio to outperform the broad market benchmark.

Bulgarian bonds were the best performing in the emerging country universe during the second quarter. The election of a reformist democratic government in April assured investors that prudent macro-economic policy measures would be enacted. The new government secured technical and financial help from the IMF and the World Bank and adopted a policy framework to facilitate the July 1st introduction of a currency board monetary system. As prices of Bulgarian Brady bonds rose, we reduced our exposure to the credit but remained overweight. We expect continued outperformance next quarter from our Bulgarian positions albeit at a more gradual pace.

Morocco benefited from an economic recovery following 1995's drought. The prospect of favorable ratings also buoyed prices. We used the rally to reduce our allocation to Morocco in the spring and will consider increasing them again once valuations reach attractive levels again and are consistent with our expectations for a BB rating. The other outperforming credit, Peru, reacted to the release of above-consensus GDP growth numbers of over 7% for the first six months of the year.

Our value-oriented investment style steered us away from the debt of the Philippines and Poland which both trade at fully valued levels. Both countries suffered from their proximity to the turbulence of neighboring currency markets and both were forced to keep local interest rates high in a defensive move against possible speculative attacks on their own currencies. We will monitor both situations closely and may increase our exposure should valuations become more attractive.

Deteriorating political dynamics caused us to avoid Nigerian debt which suffered form its failed involvement in the unrest in neighboring Sierra Leone. The Nigerian's inability to install the former civilian government has undermined political stability in Nigeria. Also, lack of progress on economic reforms has reduced the prospect of a new IMF agreement and consequently, debt forgiveness.

Our outlook remains cautiously positive. The benign U.S. rate environment, improving economic fundamentals in the emerging countries and growing investor interest in the emerging debt asset class should cause risk premiums on emerging markets debt to come down and prices to rise over the medium term. Over the short-term, however, we will be watching for signs of fatigue as spreads are near historic lows and we expect some profit taking. Additionally, some emerging countries in Asia and eastern Europe are experiencing considerable local currency volatility and we will be monitoring the potential contagion effects on emerging debt.

Paul Ghaffari
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

DEBT INSTRUMENTS (97.3%)
  ARGENTINA (11.8%)
     BONDS (11.8%)
U.S.$      2,900 Republic of Argentina Global Bond 11.00%,
                   10/09/06........................................  $    3,226
       (n)2,500  Republic of Argentina Par Bonds, Series L, 5.50%,
                   3/31/23.........................................       1,734
ARP    (e)1,200  Republic of Argentina, 11.75%, 2/12/07............       1,338
U.S.$  (s)13,968 Republic of Argentina, Series L, "Euro" (Floating
                   Rate) 6.75%, 3/31/05............................      13,139
                                                                     ----------
                                                                         19,437
                                                                     ----------
  BRAZIL (10.4%)
     BONDS (10.4%)
          3,250  Federative Republic of Brazil, C Bond, PIK, 8.00%,
                   4/15/04.........................................       2,613
         12,500  Federative Republic of Brazil Debt Conversion
                   Bond, Series Z-L, (Floating Rate) 6.938%,
                   4/15/12.........................................      10,344
          4,395  Federative Republic of Brazil Global Bond,
                   10.125%, 5/15/27................................       4,237
                                                                     ----------
                                                                         17,194
                                                                     ----------
  BULGARIA (5.0%)
     BONDS (5.0%)
          4,450  Republic of Bulgaria Discount Bond, Series A,
                   "Euro", (Floating Rate) 6.563%, 7/28/24.........       3,282
       (n)7,750  Republic of Bulgaria Front Loaded Interest
                   Reduction Bond, Series A, 2.25%, 7/28/12........       4,427
            900  Republic of Bulgaria Interest Arrears PDI Bond,
                   (Floating Rate) 6.563%, 7/28/11.................         651
                                                                     ----------
                                                                          8,360
                                                                     ----------
  ECUADOR (2.4%)
     BONDS (2.4%)
       (e)1,500  Conecel, 14.00%, 5/01/02..........................       1,594
          3,300  Republic of Ecuador Discount Bond, (Floating Rate)
                   6.438%, 2/28/25.................................       2,359
                                                                     ----------
                                                                          3,953
                                                                     ----------
  IVORY COAST (3.9%)
     LOAN AGREEMENTS (3.9%)
FRF    (b)3,100  Republic of Ivory Coast Syndicated Loan, zero
                   coupon, 12/31/00................................       5,088
 DEM   (b)2,295  Republic of Ivory Coast Syndicated Loan, zero
                   coupon, 12/31/00................................         553
U.S.$   (b)1,800 Republic of Ivory Coast Syndicated Loan, zero
                   coupon, 12/31/00................................         756
                                                                     ----------
                                                                          6,397
                                                                     ----------


     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------
  JAMAICA (5.0%)
     BONDS (5.0%)
U.S.$      4,000 Government of Jamaica, Series Regs, 9.625%,
                   7/02/02.........................................  $    4,025
       (e)4,000  Mechala Group, Jamaica, 12.75%, 12/30/99..........       4,230
                                                                     ----------
                                                                          8,255
                                                                     ----------
  MEXICO (16.5%)
     BONDS (16.5%)
          5,900  Bancomext Global Bond, 7.25%, 2/02/04.............       5,509
       (e)3,000  Bufete Industrial, 11.375%, 7/15/99...............       3,133
          4,500  Empresas ICA Sociedad Controladora, Series Regs,
                   11.875%, 5/30/01................................       4,916
          3,100  Mexico Discount Note, Series A, 6.867%,
                   12/31/19........................................       2,885
 ZAR      8,000  Nacional Financiera SNC, 17.00%, 2/26/99..........       1,763
U.S.$      4,800 United Mexican States 6.25%, 12/31/19.............       3,711
          3,700  United Mexican States Global Bond, 11.50%,
                   5/15/26.........................................       4,229
          1,400  United Mexican States Par Bonds, Series B, 6.25%,
                   12/31/19........................................       1,083
                                                                     ----------
                                                                         27,229
                                                                     ----------
  MOROCCO (3.6%)
     LOAN AGREEMENTS (3.6%)
     (e,l)6,500  Kingdom of Morocco Restructuring and Consolidation
                   Agreement, Tranche A, (Floating Rate) 6.813%,
                   1/01/09 (Participation: J.P. Morgan)............       5,960
                                                                     ----------
  PANAMA (1.4%)
     BONDS (1.4%)
            140  Republic of Panama Interest Reduction Bond,
                   (Floating Rate) 3.50%, 7/17/14..................         108
       (n)1,962  Republic of Panama Interest Reduction Bond, 3.50%,
                   7/17/14.........................................       1,516
            710  Republic of Panama PDI Bond, (Floating Rate) PIK
                   6.563%, 7/17/16.................................         624
                                                                     ----------
                                                                          2,248
                                                                     ----------
  PERU (2.6%)
     BONDS (2.6%)
     (e,n)7,198  Republic of Peru Front Loaded Interest Reduction
                   Bond, Series US, 3.25%, 3/07/17.................       4,301
                                                                     ----------
  RUSSIA (19.7%)
     BONDS (10.1%)
              7  Ministry of Finance Tranche IV, 3.00%, 5/14/03....           5
          4,500  Ministry of Finance Tranche IV, Euro, GDR, 3.00%,
                   5/14/03.........................................       3,019

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------

  RUSSIA (CONT.)
     BONDS (CONT.)

U.S.$     16,625 Ministry of Finance Tranche IV, GDR, 3.00%,
                   5/14/03.........................................  $   11,155
          4,500  Ministry of Finance Tranche VI, GDR, 3.00%,
                   5/14/06.........................................       2,443
            101  Ministry of Finance Tranche IV, (Letter of
                   Entitlement) 3.00%, 5/14/03.....................          68
                                                                     ----------
                                                                         16,690
                                                                     ----------
     LOAN AGREEMENTS (3.9%)
     (b,k)2,150  Bank for Foreign Economic Affairs, 12/31/99.......       1,973
DEM    (l)6,200  International Bank for Economic Cooperation
                   12/31/00 (Participation: Salomon Brothers,
                   Inc.)...........................................       2,223
U.S.$    (l)3,600 International Bank for Economic Cooperation
                   12/31/00 (Participation: Salomon Brothers,
                   Inc.)...........................................       2,250
                                                                     ----------
                                                                          6,446
                                                                     ----------
     NOTES (5.7%)
    (e,v)10,800  Russia Principal Notes, 12/29/49..................       7,206
     (e,v)2,800  Russian Interest Arrears Note, 12/29/49...........       2,139
                                                                     ----------
                                                                          9,345
                                                                     ----------
                                                                         32,481
                                                                     ----------
  SOUTH AFRICA (2.5%)
     BONDS (2.5%)
 ZAR     20,800  Republic of South Africa, Series 150, 12.00%,
                   2/28/05.........................................       4,092
                                                                     ----------
  VENEZUELA (12.5%)
     BONDS (12.5%)
U.S.$     11,750 Republic of Venezuela Debt Conversion Bond, Series
                   DL, (Floating Rate) 6.75%, 12/18/07.............      10,905
          3,450  Republic of Venezula Discount Bonds, Series A,
                   (Floating Rate) 6.813%, 3/31/20.................       3,058
          2,100  Republic of Venezuela Discount Bonds, Series B,
                   (Floating Rate) 6.813%, 3/31/20.................       1,861
         (n)238  Republic of Venezuela Front Loaded Interest
                   Reduction Bonds, Series A, (Floating Rate)
                   6.75%, 3/31/07..................................         221
          5,000  Republic of Venezuela Front Loaded Interest
                   Reduction Bonds, Series B, (Floating Rate)
                   6.75%, 3/31/07..................................       4,652
                                                                     ----------
                                                                         20,697
                                                                     ----------
TOTAL DEBT INSTRUMENTS (Cost $153,002).............................     160,604
                                                                     ----------

     FACE
    AMOUNT                                                             VALUE
     (000)                                                             (000)
-------------------------------------------------------------------------------
STRUCTURED INVESTMENTS (8.1%)
  BRAZIL (4.5%)
U.S.$      7,500 Salomon Brothers Federative Republic of Brazil
                   Credit Linked Enhanced Note 9.00%, 1/05/99......  $    7,428
                                                                     ----------
  MEXICO (3.6%)
          8,300  Chase Manhattan Bank United Mexican States
                   Stripped Discount Bond 6.375%, 9/09/97..........       6,014
                                                                     ----------
TOTAL STRUCTURED INVESTMENTS (Cost $13,285)........................      13,442
                                                                     ----------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.0%)
  MEXICO (0.0%)
      (a)10,969  United Mexican States, expiring 6/30/03 (Cost
                   $0).............................................          --
                                                                     ----------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  VENEZUELA (0.0%)
      (a)52,125  Republic of Venezuela Oil, expiring 3/31/20 (Cost
                   $0).............................................          --
                                                                     ----------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENTS (6.5%)
     REPURCHASE AGREEMENT (6.2%)
U.S.$     10,174 Chase Securities, Inc. 5.70%, dated 6/30/97, due
                   7/01/97, to be repurchased at $10,176,
                   collateralized by U.S. Treasury Notes, 5.625%,
                   due 2/15/06, valued at $10,348..................      10,174
                                                                     ----------
     COMMERCIAL PAPER (0.3%)
 ZAR      2,300  Eskom 15.50%, 8/12/97.............................         498
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,681)........................      10,672
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
                                                                       (000)
-------------------------------------------------------------------

TOTAL INVESTMENTS (111.9%) (Cost $176,968)...............  $184,718
                                                           --------
OTHER ASSETS (18.7%)
  Cash.......................................  $      270
  Receivable for Investments Sold............      27,314
  Interest Receivable........................       3,167
  Receivable for Portfolio Shares Sold.......         187
  Dividend Receivable........................           6
  Other......................................           8    30,952
                                               ----------
LIABILITIES (-30.6%)
  Payable for Investments Purchased..........     (39,107)
  Payable for Reverse Repurchase Agreement...      (7,054)
  Payable for Closed Short Sales.............      (2,979)
  Interest Payable on Securities Sold Short..        (588)
  Investment Advisory Fees Payable...........        (395)
  Payable for Closed Foreign Currency
    Contracts................................        (263)
  Custodian Fees Payable.....................         (86)
  Administrative Fees Payable................         (22)
  Directors' Fees & Expenses Payable.........          (7)
  Distribution Fees Payable..................          (2)
  Other Liabilities..........................         (35)  (50,538)
                                               ----------  --------
NET ASSETS (100%)........................................  $165,132
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $123,054
Undistributed Net Investment Income...............     6,495
Accumulated Net Realized Gain.....................    27,869
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................     7,714
                                                    --------
NET ASSETS........................................  $165,132
                                                    --------
                                                    --------
CLASS A:
--------------------------------------------------
NET ASSETS........................................  $162,199
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,356,235 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....     $8.84
                                                    --------
                                                    --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................    $2,933
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 332,523 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....     $8.82
                                                    --------
                                                    --------

------------------------------------------------------------

(a)   --  Non-income producing security
(b)   --  Non-income producing security-in default
(e)   --  144A Security -- certain conditions for public sale may exist.
(k) -- Under restructuring at June 30, 1997 -- See note A-7 to financial statements.
(l) -- Participation interests were acquired through the financial institutions listed parenthetically.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
(s) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1997 -- See note A-4 to Financial Statements.
(v)   --  When-issued security -- See note A-7 to financial statements.
ARP   --  Argentine Peso
DEM   --  German Mark
FRF   --  French Franc
GDR   --  Global Depositary Receipt
PIK   --  Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
PDI   --  Past Due Interest
ZAR   --  South African Rand
Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Securities                      14.7%
Corporate Bonds & Notes                      17.8%
Foreign Government & Agency Obligations       4.3%
U.S. Government & Agency Obligations         51.6%
Other                                        11.6%

PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
----------------------------------

                                       TOTAL RETURNS(2)
                       -------------------------------------------------
                                                 AVERAGE      AVERAGE
                                               ANNUAL FIVE  ANNUAL SINCE
                          YTD       ONE YEAR      YEARS      INCEPTION
                       ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS
A....................       3.13%       8.89%        7.25%        8.19%
PORTFOLIO -- CLASS
B....................       3.16        8.75          N/A         5.05
INDEX -- CLASS A.....       3.09        8.15         7.12         8.15
INDEX -- CLASS B.....       3.09        8.15          N/A         4.54

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 3.13% and 8.89%, respectively, for the Class A shares; and 3.16% and 8.75%, respectively, for the Class B shares as compared to total returns of 3.09% and 8.15%, respectively, for the Lehman Aggregate Bond Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return of Class A was 7.25% as compared to 7.12% for the Index. From inception on May 15, 1991 to June 30, 1997, the average annual total return of Class A was 8.19% as compared to 8.15% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 5.05% as compared to 4.54% for the Index. As of June 30, 1997, the Portfolio had an SEC 30-day yield of 6.31% for the Class A shares and 6.15% for the Class B shares.

The fixed income markets rebounded from a weak first quarter to turn in a solid performance in the second quarter of 1997. With bond yields falling by roughly 35 basis points over the quarter, the Lehman Aggregate Bond Index returned 3.67% and the Lehman Government Corporate Index returned 3.64% for the quarter. This represents the best returns for these indices since the fourth quarter of 1995.

Two key factors drove bond market returns during the second quarter. First, economic growth slowed markedly from the very rapid pace of the first quarter. As a result, concerns that too rapid a pace of economic growth would force further preemptive tightening of monetary policy by the Federal Reserve were at least temporarily put aside. Perhaps more importantly, though, the major inflation measures remained exceptionally well behaved. The year-over-year change in the core Consumer Price Index has declined to its lowest level in more than 30 years, while the Producer Price Index has registered five straight monthly negative readings for the first time in 40 years. Concerns over rising labor costs were also moderated by a favorable release of the Employment Cost Index in late April. With an economy slowing to

--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
a more moderate growth pace and with no signs of inflation, the Federal Reserve did not tighten monetary policy at either its May or July meetings.

The bond market, not surprisingly, responded quite favorably to these developments, with interest rates falling between 30 and 40 basis points across the yield curve. While the Fed remains watchful for signals of potential inflation pressures, market participants, having previously believed that the Fed would tighten in response to strong economic growth, have increasingly concluded that given the exceptionally well behaved nature of inflation measures to date, the Fed is unlikely to tighten further without a deterioration in these measures.

From a sector standpoint, the non-Treasury sectors continued their trend of strong relative performance. After widening further in April following some softness in March, most corporate spreads recovered to close tighter on the quarter as credit fundamentals remain broadly positive. The mortgage-backed sector performed very well despite the market rally. Low volatility and a benign prepayment environment have caused spreads on this sector to reach their tightest levels in many years.

Relative to the U.S. bond market, foreign bond markets turned in a mixed performance during the second quarter. Yields rose in Japan, for example, and although they fell in Germany, they did not do so by a sufficient amount to outperform the U.S. markets. Higher yielding European markets such as Italy and Spain turned in the best performance.

SECOND QUARTER STRATEGY REVIEW

We made a number of adjustments to the Portfolio in the second quarter. First, we extended our duration to roughly 0.4 years longer than our benchmark. Our primary focus in determining an appropriate duration is market trend and market valuation. While market valuation in terms of real interest rates had been at attractive levels for some time, we were reluctant to add duration while the interest rate trend was one of rising rates. When this trend changed in early May, we viewed this as a favorable opportunity to add duration. We also reduced our overweighted position in mortgage-backed securities during the quarter, reflective of the rich historical valuations on the sector. Our remaining holdings of mortgage pass-throughs are concentrated in those segments of the market with more favorable convexity characteristics such as discount and seasoned mortgage-backed securities. The Portfolio remains overweighted in corporate bonds and changes to this sector during the quarter were relatively minor.

THIRD QUARTER OUTLOOK

We begin the third quarter roughly 0.5 years longer in duration than our benchmark. The falling interest rate trend and favorable market valuation support this position. We would likely return to a neutral position if either of these indicators becomes unfavorable. We anticipate maintaining an overweight position in yield advantaged sectors primarily in the corporate and asset-backed sectors and will continue to look for issue-specific opportunities in these areas. We are less likely to increase our mortgage pass-through exposure absent a change in valuation for this sector.

Warren Ackerman, III
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

FIXED INCOME SECURITIES (88.4%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.6%)
     U.S. TREASURY BOND (5.4%)
$    7,000  7.25%, 8/15/22....................................  $    7,307
                                                                ----------
     U.S. TREASURY NOTES (30.4%)
     6,000  6.25%, 5/31/00....................................       6,003
    15,000  7.25%, 8/15/04....................................      15,638
    20,000  6.50%, 8/15/05....................................      19,944
                                                                ----------
                                                                    41,585
                                                                ----------
                                                                    48,892
                                                                ----------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
         9  13.00%, 9/01/10...................................          11
                                                                ----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.8%)
     4,404  6.00%, 9/01/10....................................       4,276
     5,365  6.00%, 2/01/11....................................       5,190
     3,730  6.00%, 5/01/11....................................       3,609
     8,850  6.50%, 4/01/24....................................       8,532
                                                                ----------
                                                                    21,607
                                                                ----------
  TOTAL US GOVERNMENT AND AGENCY OBLIGATIONS..................      70,510
                                                                ----------
  FOREIGN GOVERNMENT AND AGENCY OBLIGATION (4.3%)
     6,000  Republic of Poland, "Euro", (Floating Rate),
              6.9375%, 10/27/24...............................       5,886
                                                                ----------
  CORPORATE BONDS AND NOTES (17.8%)
     BROADCAST-RADIO & TELEVISION (1.0%)
     1,500  News America Holdings,
              7.75%, 12/01/45.................................       1,404
                                                                ----------
     FINANCE (14.0%)
     2,000  First Chicago, 7.75%, 12/01/26....................       1,915
     5,000  General Motors Acceptance Corp., 7.375%,
              6/22/00.........................................       5,099
     3,000  Goldman Sachs Group, 6.25%, 2/01/03...............       2,906
     3,500  Lehman Brothers Holdings, Inc., 7.375%, 5/15/04...       3,521
     1,500  Liberty Mutual, 7.875%, 10/15/26..................       1,497
  (e)1,500  Lumbermens Mutual Casualty Co., 9.15%, 7/01/26....       1,646
     2,500  USF&G Capital Corp., I, 8.50%, 12/15/45...........       2,558
                                                                ----------
                                                                    19,142
                                                                ----------
     INDUSTRIAL (2.8%)
     2,500  American General Institutional Capital, Series A,
              7.57%, 12/01/45.................................       2,347
     1,500  Hyundai Semiconductor, 8.25%, 5/15/04.............       1,513
                                                                ----------
                                                                     3,860
                                                                ----------
  TOTAL CORPORATE BONDS AND NOTES.............................      24,406
                                                                ----------


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
  ASSET BACKED SECURITIES (14.7%)
$    2,500  BT Capital Trust, Series B1, 7.90%, 1/15/27.......  $    2,424
        10  Federal National Mortgage Association, REMIC,
              92-59F, (Floating Rate), 6.119%, 8/25/06........          10
     2,500  Florida Property & Casualty, Series A, 7.25%,
              7/01/02.........................................       2,513
     3,500  Ford Motor Credit Co., 7.20%, 6/15/07.............       3,519
     1,500  FPLUS 1997-2 M 1, 7.60%, 4/10/23..................       1,513
     2,965  Resolution Trust Corp., Series 1991-M5, Class A,
              9.00%, 3/25/17..................................       2,991
     4,000  Standard Credit Card Trust,
              6.75%, 6/07/00..................................       4,024
     3,000  Team Fleet Financing Corp., 7.35%, 5/15/03........       3,055
                                                                ----------
  TOTAL ASSET BACKED SECURITIES...............................      20,049
                                                                ----------
TOTAL FIXED INCOME SECURITIES (Cost $120,349).................     120,851
                                                                ----------
SHORT-TERM INVESTMENT (8.1%)
  REPURCHASE AGREEMENT (8.1%)
    11,005  Chase Securities, Inc., 5.70%, dated 6/30/97, due
              7/01/97, to be repurchased at $11,007,
              collateralized by U.S. Treasury Notes, 5.625%
              due 2/15/06, valued at $11,194 (Cost $11,005)...      11,005
                                                                ----------

TOTAL INVESTMENTS (96.5%) (Cost $131,354)................   131,856
                                                           --------
OTHER ASSETS (3.7%)
  Cash.......................................  $    3,083
  Interest Receivable........................       1,880
  Receivable for Portfolio Shares Sold.......          40
  Net Unrealized Gain on Foreign Currency
    Exchange Contracts.......................           8
  Other......................................          11     5,022
                                               ----------
LIABILITIES (-0.2%)
    Payable for Portfolio Shares Redeemed....        (125)
    Investment Advisory Fees Payable.........         (73)
    Administrative Fees Payable..............         (18)
    Custodian Fees Payable...................         (11)
    Directors' Fees & Expenses Payable.......          (6)
    Distribution Fees Payable................          (1)
    Other Liabilities........................         (22)     (256)
                                               ----------  --------
NET ASSETS (100.0%)......................................  $136,622
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital...................................  $139,312
Undistributed Net Investment Income...............       795
Accumulated Net Realized Loss.....................    (3,995)
Unrealized Appreciation on Investments and Foreign
  Currency Translations...........................       510
                                                    --------
NET ASSETS........................................  $136,622
                                                    --------
                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                           AMOUNT
                                           (000)
---------------------------------------------------

CLASS A:
---------------------------------------
NET ASSETS.............................  $  133,959
NET ASSET VALUE, OFFERING REDEMPTION
  PRICE PER SHARE
  Applicable to 12,586,128 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................      $10.64
                                         ----------
                                         ----------
CLASS B:
---------------------------------------
NET ASSETS.............................      $2,663
NET ASSET VALUE, OFFER AND REDEMPTION
  PRICE PER SHARE
  Applicable to 250,020 outstanding
  $0.001 par value shares (authorized
  500,000,000 shares)..................      $10.65
                                         ----------
                                         ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
 CURRENCY                            IN EXCHANGE               UNREALIZED
TO DELIVER    VALUE    SETTLEMENT        FOR         VALUE    GAIN (LOSS)
  (000)       (000)       DATE          (000)        (000)       (000)
----------   -------   -----------   ------------   -------   ------------
 DEM 1,160   $   669     9/17/97     U.S.$   675    $   675   $         6
 DEM 3,953     2,281     9/17/97     U.S.$ 2,303      2,303            22
U.S.$  674       674     9/17/97       DEM 1,160        669            (5)
U.S.$2,296     2,296     9/17/97       DEM 3,953      2,281           (15)
             -------                                -------         -----
             $ 5,920                                $ 5,928   $         8
             -------                                -------         -----
             -------                                -------         -----

------------------------------------------------------------

(e) -- 144A Security -- Certain conditions for public sale may exist. Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1997.
DEM -- German Mark
REMIC -- Real Estate Mortgage Investment Conduit

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          1.3%
British Pound              6.9%
Canadian Dollar            3.1%
Danish Krone               3.0%
Deutsche Mark             18.3%
Irish Punt                 0.9%
Italian Lira               4.9%
Japanese Yen              13.9%
Spanish Peseta             3.1%
Swedish Krona              7.2%
United States Dollar      28.7%
Other                      8.7%

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED GLOBAL BOND INDEX(1)
--------------------------------------------

                                      TOTAL RETURNS(2)
                      -------------------------------------------------
                                                AVERAGE      AVERAGE
                                              ANNUAL FIVE  ANNUAL SINCE
                         YTD       ONE YEAR      YEARS      INCEPTION
                      ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS
A...................      -1.07%       5.09%        6.38%        7.60%
PORTFOLIO -- CLASS
B...................      -1.12        4.91          N/A         3.28
INDEX -- CLASS A....      -1.09        4.48         7.26         8.83
INDEX -- CLASS B....      -1.09        4.48          N/A         2.17

1. The J.P. Morgan Traded Global Bond Index is an unmanaged Index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities and corporations with varying maturities in various currencies.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of -1.07% and 5.09%, respectively, for the Class A shares; and -1.12% and 4.91%, respectively, for the Class B shares as compared to total returns of -1.09% and 4.48%, respectively, for the J.P. Morgan Traded Global Bond Index (the "Index"). For the five-year period ended June 30, 1997, the average annual total return of Class A was 6.38% as compared to 7.26% for the Index. From inception on May 1, 1991 to June 30, 1997, the average annual total return of Class A was 7.60% as compared to 8.83% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 3.28% as compared to 2.17% for the Index. As of June 30, 1997, the Portfolio had an SEC 30-day yield of 4.97% for the Class A shares and 4.82% for the Class B shares.

Global fixed income markets rallied in every country except the United States during the first half of the year. Ten-year bond yields fell the most in Italy, about 70 basis points, while they rose fractionally in the United States. The second quarter was particularly positive for bonds with yields falling substantially in all countries except Japan. Rallies were lead by Australia where 10-year yields fell 100 basis points. The continuation of relatively weak growth triggered easings in central bank policy. U.S. rates fell about 40 basis points as a pause in the U.S. economic recovery led markets to downgrade risks of Fed tightening.

Differences in performance within Europe continued to depend on prospects for European Monetary Union (EMU). The return of the Socialists to power in the recent French elections increased the probability that Spain and Italy would be included in the first stage of EMU, and ten-year yields in the high yielding European countries fell 60-90 basis points. The increased prospects for a wide EMU, however, also increased fears that the Euro would become a soft currency and ten-year yields in core countries such as Germany only fell 20-30 basis points. Japanese bond markets performed poorly in the second quarter

--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
as government officials talked up prospects for the economy and fears of central bank tightening increased.

Reflecting these concerns over a soft Euro, the Deutschemark continued to weaken in the second quarter, falling 4% against the U.S. dollar, raising its cumulative loss to 11.6% for the year. By contrast, the Japanese yen rose 8% in the second quarter, 1.4% year-to-date, completely reversing its earlier in the year weakness, as the current account surplus. soared and government officials jawboned. In the first half of the year, the yen is the only currency up versus the U.S. dollar.

These developments combined for a -1.1% return in the first half of the year for the JP Morgan Global Government Bond Index. Losses were solely attributable to the rise in the U.S. dollar as all bond markets generated positive returns in local currency. During the year the Portfolio benefited from its overweighting of U.K. and Australian bonds and underweighting of U.S. bonds. An overweighting of the U.S. dollar versus. the European currencies also contributed to returns. These benefits were offset in part by a small underweighting of the Japanese yen and a small overweighting of the Australian dollar.

During the second quarter several changes were made to the Portfolio in response to the shifts in interest and exchange rates. We drew down U.S. cash holdings to fund an investment in Japanese bonds following a sharp sell-off in the Japanese market. We also reduced our holdings of U.K. bonds as their surge immediately after the granting of independence to the Bank of England eliminated much of the remaining value in that market. Portfolio duration increased by 0.3 years, reflecting the Japanese bond purchases. Currency adjustments consisted of a partial hedging of Japanese yen exposures following its sharp appreciation to year-high levels and a shift in European currency exposure from the Spanish peseta to the Deutschemark after the former currency appreciated to well above its ERM central parity.

Looking forward, we would expect many of the developments driving global fixed income markets to continue. Increasingly, however, we do not believe that the potential rewards are worth taking significant risks. Although European Monetary Union including Spain and Italy is now probable, this possibility is now almost fully priced in by the markets. Increasingly, traditional convergence trades offer prospects of small additional gain offset by a small but significant possibility of sizable loss should EMU not take place. Similarly, we expect the U.S. dollar and U.K. currency to be supported by continued economic strength, but are concerned that these currencies have already appreciated to levels where sizable exposures would entail significant risks. Even duration trades now face conflicting considerations. Although real interest rates are still at attractive levels, U.S. and Continental European markets have now priced in little or no monetary tightening over the next two years -- a situation that we find worrisome given the tightness of the U.S. labor market and the growing signs of economic recovery in Europe.

On balance, we now view most bond markets to be offering U.S. fair value with the important exceptions of Sweden -- where we remain attracted by high real interest rates -- and Japan -- where very low real interest rates continue to suggest that a defensive stance is appropriate. The recent sell-off in the United Kingdom has also resulted in it having one of the highest real interest rates in the world and we are starting to shift interest rate exposure in that direction. We are also partially hedging Japanese yen and European currencies, resulting in about a 6% overweighting of dollar bloc currencies.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Robert M. Smith
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

FIXED INCOME SECURITIES (91.3%)
  AUSTRALIAN DOLLAR (1.3%)
     GOVERNMENT BONDS (1.3%)
    AUD  1,300    Government of Australia 9.75%, 3/15/02...........  $  1,113
                                                                     --------
  BRITISH POUND (6.9%)
     EUROBONDS (0.9%)
    GBP    370    Conversion 9.00%, 7/12/11........................       716
                                                                     --------
     GOVERNMENT BONDS (6.0%)
           900    United Kingdom Treasury Gilt
                    7.00%, 11/06/01................................     1,495
           930    United Kingdom Treasury Gilt
                    8.50%, 12/07/05................................     1,686
         1,100    United Kingdom Treasury Gilt
                    8.50%, 7/16/07.................................     2,010
                                                                     --------
                                                                        5,191
                                                                     --------
                                                                        5,907
                                                                     --------
  CANADIAN DOLLAR (3.1%)
     GOVERNMENT BONDS (3.1%)
    CAD  2,700    Government of Canada 7.50%, 3/01/01..............     2,083
           600    Government of Canada 9.75%, 6/01/21..............       580
                                                                     --------
                                                                        2,663
                                                                     --------
  DANISH KRONE (3.0%)
     GOVERNMENT BONDS (3.0%)
    DKK 15,400    Kingdom of Denmark 8.00%, 5/15/03................     2,626
                                                                     --------
  GERMAN MARK (18.3%)
     EUROBONDS (5.0%)
    DEM  1,300    KFW International Finance, Inc.
                    7.50%, 1/24/00.................................       810
         5,600    Landeskreditbank Baden-Wuerttemberg Financial
                    6.625%, 8/20/03................................     3,460
                                                                     --------
                                                                        4,270
                                                                     --------
     GOVERNMENT BONDS (13.3%)
         9,000    Bundesobligation, Series 113,
                    7.00%, 1/13/00.................................     5,563
         5,150    German Unity Bond 8.00%, 1/21/02.................     3,367
           600    Government of Germany 6.25%, 1/04/24.............       335
         3,400    Treuhandanstalt 7.50%, 9/09/04...................     2,205
                                                                     --------
                                                                       11,470
                                                                     --------
                                                                       15,740
                                                                     --------
  IRISH PUNT (0.9%)
     GOVERNMENT BONDS (0.9%)
   IEP     480    Irish Government 8.00%, 8/18/06..................       797
                                                                     --------
  ITALIAN LIRA (4.9%)
     GOVERNMENT BONDS (4.9%)
 ITL 3,000,000    BTPS 10.50%, 7/15/00.............................     1,973
       700,000    BTPS 10.00%, 8/01/03.............................       481
     1,450,000    BTPS 9.50%, 1/01/05..............................       983
     1,200,000    BTPS 9.50%, 2/01/06..............................       825
                                                                     --------
                                                                        4,262
                                                                     --------


     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------
  JAPANESE YEN (13.9%)
     EUROBONDS (13.9%)
  JPY  100,000    European Investment Bank
                    6.625%, 3/15/00................................  $    997
       180,000    Export Import Bank of Japan
                    4.375%, 10/01/03...............................     1,773
       290,000    International Bank for Reconstruction &
                    Development 4.50%, 6/20/00.....................     2,767
       100,000    International Bank for Reconstruction &
                    Development 4.75%, 12/20/04....................     1,021
       150,000    Japan Development Bank 5.00%, 10/01/99...........     1,421
       145,000    Republic of Austria 6.25%, 10/16/03..............     1,567
       240,000    Republic of Austria 4.50%, 9/28/05...............     2,419
                                                                     --------
                                                                       11,965
                                                                     --------
  SPANISH PESETA (3.1%)
     GOVERNMENT BOND (3.1%)
   ESP 380,000    Spanish Government 8.30%, 12/15/98...............     2,693
                                                                     --------
  SWEDISH KRONA (7.2%)
     GOVERNMENT BONDS (7.2%)
   SEK  19,300    Swedish Government 13.00%, 6/15/01...............     3,147
         4,000    Swedish Government 10.25%, 5/05/03...............       624
        19,500    Swedish Government 6.00%, 2/09/05................     2,470
                                                                     --------
                                                                        6,241
                                                                     --------
  UNITED STATES DOLLAR (28.7%)
     CORPORATE BONDS AND NOTES (8.0%)
U.S.$   (e)750    Asset Securitization Corp., CMO, 7.21%,
                    10/13/26.......................................       762
           978    Asset Securitization Corp., CMO, 7.10%,
                    8/13/29........................................       986
           500    BankAmerica 7.70%, 12/31/26......................       485
        (e)150    First Chicago 7.75%, 12/01/26....................       143
           500    First Chicago 7.95%, 12/01/26....................       487
        (e)385    Goldman Sachs Group 6.25%, 2/01/03...............       373
           866    LB Commercial Conduit Mortgage Trust (Floating
                    Rate), CMO,
                    7.14%, 8/25/04.................................       875
        (e)400    Liberty Mutual 7.875%, 10/15/26..................       399
        (e)300    Lumbermens Mutual Casualty Co., Series AI, 9.15%,
                    7/01/26........................................       329
         2,000    UCFC, CMO, Series 1995-C1,
                    Class A3, 6.775%, 9/10/17......................     2,001
                                                                     --------
                                                                        6,840
                                                                     --------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (19.2%)
     U.S. TREASURY BONDS (6.6%)
         4,345    8.125%, 8/15/19..................................     4,955
           800    6.25%, 8/15/23...................................       740
                                                                     --------
                                                                        5,695
                                                                     --------
     U.S. TREASURY NOTES (12.6%)
         1,080    5.125%, 11/30/98.................................     1,068
         6,360    6.375%, 3/31/01..................................     6,372
         3,290    7.25%, 5/15/04...................................     3,429
                                                                     --------
                                                                       10,869
                                                                     --------
                                                                       16,564
                                                                     --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------
  YANKEE BONDS (1.5%)
U.S.$      765    Hydro-Quebec 7.50%, 4/01/16......................  $    763
           540    Industrial Finance Corp. 6.875%, 4/01/03.........       528
                                                                     --------
                                                                        1,291
                                                                     --------
                                                                       24,695
                                                                     --------
TOTAL FIXED INCOME SECURITIES (91.3%) (Cost $79,635)...............    78,702
                                                                     --------
SHORT-TERM INVESTMENT (5.1%)
  REPURCHASE AGREEMENT (5.1%)
         4,373    Chase Securities, Inc. 5.70% dated 6/30/97, due
                    7/01/97, to be repurchased at $4,374,
                    collateralized by U.S. Treasury Notes, 5.625%,
                    due 2/15/06, valued at $4,448 (Cost $4,373)....     4,373
                                                                     --------
FOREIGN CURRENCY (0.1%)
    DEM      3    German Mark......................................         2
  JPY    8,909    Japanese Yen.....................................        78
   ESP     624    Spanish Peseta...................................         4
                                                                     --------
TOTAL FOREIGN CURRENCY (Cost $83)..................................        84
                                                                     --------

TOTAL INVESTMENTS (96.5%) (Cost $84,091).................    83,159
                                                           --------
OTHER ASSETS (3.7%)
  Interest Receivable........................  $    1,837
  Receivable for Investments Sold............       1,318
  Foreign Withholding Tax Reclaim
    Receivable...............................          16
  Other......................................           7     3,178
                                               ----------
LIABILITIES (-0.2%)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts.......................         (59)
  Investment Advisory Fees Payable...........         (38)
  Dividends Payable..........................         (21)
  Custodian Fees Payable.....................         (15)
  Administrative Fees Payable................         (12)
  Directors' Fees & Expenses Payable.........          (4)
  Other Liabilities..........................         (23)     (172)
                                               ----------  --------
NET ASSETS (100%)........................................  $ 86,165
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital....................................  $ 91,872
Undistributed Net Investment Income................     1,758
Accumulated Net Realized Loss......................    (6,465)
Unrealized Depreciation on Investments and Foreign
  Currency Translations............................    (1,000)
                                                     --------
NET ASSETS.........................................  $ 86,165
                                                     --------
                                                     --------


                                                            AMOUNT
                                                            (000)
-------------------------------------------------------------------

CLASS A:
---------------------------------------------------
NET ASSETS.........................................  $ 85,760
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 7,788,862 outstanding $0.001 par
 value shares (authorized 500,000,000 shares)......    $11.01
                                                     --------
                                                     --------
CLASS B:
---------------------------------------------------
NET ASSETS.........................................      $405
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 36,828 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)............    $11.00
                                                     --------
                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                NET
                                                              UNREALIZED
 CURRENCY TO                          IN EXCHANGE               GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
    DEM 5,912  $  3,394   7/11/97    U.S.$   3,421  $  3,421  $    27
  ITL 560,000       329   7/11/97    U.S.$     330       330        1
  JPY 104,800       916   7/11/97    U.S.$     948       948       32
  JPY 402,896     3,523   7/11/97    U.S.$   3,500     3,500      (23)
U.S.$   1,154     1,154   7/11/97      JPY 130,540     1,141      (13)
U.S.$     332       332   7/11/97      ITL 560,000       329       (3)
U.S.$   3,500     3,500   7/11/97        DEM 5,912     3,394     (106)
    DEM 3,225     1,852   7/18/97    U.S.$   1,864     1,864       12
    DEM   306       176   7/18/97      ITL 300,000       176       --
    GBP   650     1,082   7/18/97    U.S.$   1,080     1,080       (2)
  ITL 465,300       274   7/18/97    U.S.$     274       274       --
  ITL 300,000       176   7/18/97         DEM  307       176       --
   SEK 14,500     1,876   7/18/97        DEM 3,243     1,863      (13)
U.S.$     276       276   7/18/97      ITL 465,300       274       (2)
U.S.$     777       777   7/18/97        GBP   475       790       13
   IEP    540       817   7/25/97    U.S.$     819       819        2
   SEK 20,600     2,667   7/25/97    U.S.$   2,683     2,683       16
               --------                             --------  --------
               $ 23,121                             $ 23,062  $   (59)
               --------
               --------                             --------  --------
                                                    --------  --------

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist
CMO -- Collateralized Mortgage Obligation
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1997.

------------------------------------------------------------

          SUMMARY OF FIXED INCOME SECURITES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
SECTOR DIVERSIFICATION                    (000)     NET ASSETS
---------------------------------------------------------------
Finance................................  $ 25,082         29.1%
Foreign Government and Agency
  Obligations..........................    37,056         43.0
U.S. Government and Agency
  Obligations..........................    16,564         19.2
                                         --------          ---
                                         $ 78,702         91.3%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                               1.8%
Automotive                                        0.6%
Banking                                           1.2%
Broadcast - Radio & Television                    7.5%
Building Materials & Components                   0.6%
Chemicals                                         2.3%
Communications                                    0.8%
Computers                                         2.1%
Consumer Staples                                  1.3%
Electrical Equipment                              0.1%
Energy                                            5.3%
Entertainment & Leisure                           3.5%
Environmental Controls                            2.2%
Financial Services                               10.1%
Food Services & Lodging                           1.4%
Forest Products & Paper                           1.0%
Gaming & Lodging                                  3.6%
Health Care Supplies & Services                   1.2%
Insurance                                         1.0%
Materials                                         2.7%
Metals                                            1.7%
Multi-Industry                                    1.5%
Packaging & Container                             2.8%
Real Estate                                       1.1%
Retail - General                                  4.1%
Telecommunications                               18.8%
Utilities                                         2.0%
Foreign Government Bonds & Loan Agreement         3.8%
Other                                            13.9%

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH YIELD INDEX(1)
----------------------------------------------

                                           TOTAL RETURNS(2)
                                 ------------------------------------
                                                           AVERAGE
                                                         ANNUAL SINCE
                                    YTD       ONE YEAR    INCEPTION
                                 ----------  ----------  ------------
PORTFOLIO -- CLASS A...........       7.55%      18.40%       13.21%
PORTFOLIO -- CLASS B...........       7.32       18.15        14.71
INDEX -- CLASS A...............       5.88       14.66        11.38
INDEX -- CLASS B...............       5.88       14.66        12.28

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

INVESTING IN HIGH YIELD FIXED INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS", IS SPECULATIVE AND INVOLVES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 7.55% and 18.40%, respectively, for the Class A shares; and 7.32% and 18.15%, respectively, for the Class B shares as compared to total returns of 5.88% and 14.66%, respectively, for the CS First Boston High Yield Index (the "Index"). From inception on September 28, 1992 to June 30, 1997, the average annual total return of Class A was 13.21% as compared to 11.38% for the Index. From inception on January 2, 1996 to June 30, 1997, the average annual total return of Class B was 14.71% as compared to 12.28% for the Index. As of June 30, 1997, the Portfolio had an SEC 30-day yield of 8.20% for the Class A shares and 7.95% for the Class B shares.

We have continued to emphasize the communications industry in our high yield portfolio. We believe exceptional growth opportunities exist in the newly deregulated local exchange sector, as well as in selected companies in the wireless and long distance sectors. Securities which performed strongly included Nextel Communications, Qwest Communications, and Occel, a cellular company based in the Republic of Columbia. Microsoft's strategic investment in Comcast led to strong gains for our holdings in the cable and telecommunications sectors, particularly Telecommunications, Inc. and Cablevision Systems Corp. In the emerging markets arena, our investments in U.S. dollar-dominated sovereign and corporate bonds continued to outperform. We reduced both the cable and emerging market sectors on strength in the second quarter.

Our overall portfolio structure continues to feature higher average credit quality compared to market benchmarks. In terms of interest-rate sensitivity, we have taken steps to reduce our exposure to no longer than that of market benchmark. We believe that there

--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
is fair value in the U.S. bond market, and that historically narrow high-yield credit spreads are supported by strong fundamentals.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (64.1%)
  AUTOMOTIVE (0.6%)
$      (e)650    EES Coke Battery Co., Inc.,
                   9.382%, 4/15/07................................  $     666
                                                                    ---------
  BANKING (0.9%)
          500    First Nationwide Holdings, Inc.,
                   9.125%, 1/15/03................................        517
          450    First Nationwide Holdings, Inc., 10.625%,
                   10/01/03.......................................        494
                                                                    ---------
                                                                        1,011
                                                                    ---------
  BROADCAST-RADIO & TELEVISION (7.5%)
        2,370    Cablevision Systems Corp., 9.875%, 5/15/06.......      2,524
        1,850    Paramount Communications, Inc., 8.25%, 8/01/22...      1,771
          990    Rogers Cablesystems Ltd., Series B, 10.00%,
                   3/15/05........................................      1,072
       (e)645    TV Azteca S.A., 10.50%, 2/15/07..................        662
        2,880    Viacom, Inc., 8.00%, 7/07/06.....................      2,801
                                                                    ---------
                                                                        8,830
                                                                    ---------
  BUILDING MATERIALS AND COMPONENTS (0.6%)
       (e)700    Outdoor Systems, Inc., 8.875%, 6/15/07...........        679
                                                                    ---------
  CHEMICALS (2.3%)
        2,670    ISP Holdings, Inc., Series B,
                   9.00%, 10/15/03................................      2,760
                                                                    ---------
  COMMUNICATIONS (0.8%)
       (e)900    Comcast Cellular Corp., 9.50%, 5/01/07...........        911
                                                                    ---------
  COMPUTERS (2.1%)
        1,600    Advanced Micro Devices, Inc., 11.00%, 8/01/03....      1,784
          650    Digital Equipment Corp., 8.625%, 11/01/12........        647
                                                                    ---------
                                                                        2,431
                                                                    ---------
  CONSUMER STAPLES (1.3%)
        1,490    RJR Nabisco, Inc., 8.75%, 4/15/04................      1,520
                                                                    ---------
  ENERGY (5.3%)
        1,200    Nuevo Energy Co., 9.50%, 4/15/06.................      1,254
        1,250    Quezon Power Ltd., 8.86%, 6/15/17................      1,250
        1,325    Snyder Oil Corp., 8.75%, 6/15/07.................      1,318
     (e,n)675    Transamerican Energy, 0.00%, 6/15/02.............        485
        1,950    Vintage Petroleum, Inc., 8.625%, 2/01/09.........      1,943
                                                                    ---------
                                                                        6,250
                                                                    ---------
  ENVIRONMENTAL CONTROLS (2.2%)
     (n)2,300    Norcal Waste Systems, Inc., Series B, 13.00%,
                   11/15/05.......................................      2,611
                                                                    ---------
  FINANCIAL SERVICES (0.3%)
       (e)415    Navistar Financial Corp., 9.00%, 6/01/02.........        425
                                                                    ---------
  FOOD SERVICE & LODGING (1.4%)
        1,475    Courtyard by Marriott, Series B, 10.75%,
                   2/01/08........................................      1,597
                                                                    ---------


    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------
  FOREST PRODUCTS & PAPER (1.0%)
$       1,170    Asia Pulp & Paper, 12.00%, 12/29/49..............  $   1,196
                                                                    ---------
  GAMING & LODGING (3.6%)
        1,740    Grand Casinos, Inc., 10.125%, 12/01/03...........      1,818
       (e)450    Horseshoe Gaming, L.L.C.,
                   9.375%, 6/15/07................................        456
          496    Louisiana Casino Cruises,
                   11.50%, 12/01/98...............................        501
     (e)1,440    Station Casinos, Inc., 10.125%, 3/15/06..........      1,454
                                                                    ---------
                                                                        4,229
                                                                    ---------
  HEALTH CARE SUPPLIES & SERVICES (1.2%)
        1,380    Tenet Healthcare Corp., 8.625%, 1/15/07..........      1,407
                                                                    ---------
  INSURANCE (1.0%)
     (e)1,150    Anthem Insurance Cos., Inc.,
                   9.00%, 4/01/27.................................      1,184
                                                                    ---------
  MATERIALS (2.7%)
     (n)3,445    Brooks Fiber Properties, Inc.,
                   0.00%, 3/01/06.................................      2,347
     (n)1,175    Brooks Fiber Properties, Inc.,
                   0.00%, 11/01/06................................        765
                                                                    ---------
                                                                        3,112
                                                                    ---------
  MULTI-INDUSTRY (1.5%)
        1,575    TLC Beatrice International Holdings, Inc.,
                   11.50%, 10/01/05...............................      1,770
                                                                    ---------
  PACKAGING & CONTAINER (2.8%)
        1,800    Gaylord Container Corp., 11.50%, 5/15/01.........      1,894
        1,245    SD Warren Co., 12.00%, 12/15/04..................      1,394
                                                                    ---------
                                                                        3,288
                                                                    ---------
  REAL ESTATE (1.1%)
        1,250    HMC Acquisition Properties,
                   9.00%, 12/15/07................................      1,270
                                                                    ---------
  RETAIL-GENERAL (4.1%)
        1,900    Host Marriott Travel Plaza, Series B, 9.50%,
                   5/15/05........................................      1,983
          650    Kmart Corp., 7.75%, 10/01/12.....................        596
        2,710    Southland Corp., 5.00%, 12/15/03.................      2,303
                                                                    ---------
                                                                        4,882
                                                                    ---------
  TELECOMMUNICATIONS (17.8%)
     (n)3,225    Dial Call Communications, 0.00%, 4/15/04.........      2,640
       (n)290    Dial Call Communications, Series B, 0.00%,
                   12/15/05.......................................        228
       (n)960    EchoStar Satellite Broadcasting, 0.00%,
                   3/15/04........................................        684
     (e)2,080    Globalstar, LP, 11.375%, 2/15/04.................      2,083
        1,780    IXC Communications, Inc., Series B, 12.50%,
                   10/01/05.......................................      2,036
     (n)2,385    Nextel Communications, Inc., 0.00%, 8/15/04......      1,825

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

  TELECOMMUNICATIONS (CONT.)

$  (e,n)1,075    Occidente y Caribe, 0.00%, 3/15/04 (Columbia)....  $     797
     (e)1,430    Qwest Communications International, 10.875%,
                   4/01/07........................................      1,553
          690    Rogers Communications, Inc., 9.125%, 1/15/06.....        697
   (e,n)3,000    TCI Satellite, 0.00%, 2/15/07....................      1,785
        3,175    Telecommunications, Inc., 9.25%, 1/15/23.........      3,306
     (n)4,525    Teleport Communications Group, Inc., 0.00%,
                   7/01/07........................................      3,269
                                                                    ---------
                                                                       20,903
                                                                    ---------
  UTILITIES (2.0%)
           60    Cleveland Electric Illuminating Co., Series B,
                   8.375%, 12/01/11...............................         61
          188    Midland Cogeneration Ventures, Series C-91,
                   10.33%, 7/23/02................................        201
        1,288    Midland Funding Corp. I, Series C-94, 10.33%,
                   7/23/02........................................      1,378
          650    Midland Funding II, Series A, 11.75%, 7/23/05....        753
                                                                    ---------
                                                                        2,393
                                                                    ---------
TOTAL CORPORATE BONDS AND NOTES (Cost $73,727)....................     75,325
                                                                    ---------
ASSET BACKED SECURITIES (12.4%)
  AEROSPACE & DEFENSE (1.8%)
        1,945    Aircraft Lease Portfolio Securitization Ltd.,
                   Series 1996-1 P1, Class D, 12.75%, 6/15/06.....      2,097
                                                                    ---------

  BANKING (0.3%)
          344    PNC Mortgage Securities Corp.,
                   Series 1995-2, Class B4, REMIC,
                   7.50%, 9/25/25.................................        302
                                                                    ---------

  FINANCIAL SERVICES (8.6%)
       (e)993    CA FM Lease Trust, 8.50%, 7/15/17................      1,018
          931    DR Securitized Lease Trust, Series 1993-K1, Class
                   A1, 6.66%, 8/15/10.............................        812
        2,621    DR Securitized Lease Trust, Series 1994-K1, Class
                   A1, 7.60%, 8/15/07.............................      2,464
        1,175    DR Securitized Lease Trust, Series 1994-K1, Class
                   A2, 8.375%, 8/15/15............................      1,093
       (e)900    FMAC Series 1996-B, Class C, 7.929%, 11/01/18....        796
       (e)308    GE Capital Mortgage Services, Inc., Series
                   1995-12, Class B3, REMIC, 7.911%, 8/25/25......        278
     (e)1,014    Long Beach Auto, 1997-1, Class B, 14.22%,
                   10/26/03.......................................      1,028

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

$         875    Prudential Home Mortgage Securities, Inc., Series
                   1996-A, Class B1, REMIC, 7.963%, 4/15/25.......  $     702
     (e)1,900    Riggs Capital Trust II, 8.875%, 3/15/27..........      1,933
                                                                    ---------
                                                                       10,124
                                                                    ---------
  METALS (1.7%)
       (e)525    Jet Equipment Trust, Series 95-D, 11.44%,
                   11/01/14.......................................        654
     (e)1,050    Jet Equipment Trust, Series C1, 11.79%,
                   6/15/13........................................      1,310
                                                                    ---------
                                                                        1,964
                                                                    ---------
TOTAL ASSET BACKED SECURITIES (Cost $12,528)......................     14,487
                                                                    ---------
FOREIGN GOVERNMENT BONDS (3.3%)
  BONDS (3.3%)
        1,225    Federative Republic of Brazil, Series L, 4.50%,
                   4/15/09........................................        960
     (n)1,025    Republic of Argentina Par, Series L, "Euro",
                   5.50%, 3/31/23.................................        711
        1,455    Republic of Argentina, Series L, "Euro",
                   (Floating Rate), 6.75%, 3/31/05................      1,369
          400    Republic of Colombia, 8.70%, 2/15/16.............        407
          625    United Mexican States, Series A, 6.25%,
                   12/31/19.......................................        483
                                                                    ---------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $3,357)......................      3,930
                                                                    ---------

   SHARES
-------------

COMMON STOCKS (0.0%)
  FINANCIAL SERVICES (0.0%)
     (a)1,268    WestFed Holdings, Inc., Class B..................         --
                                                                    ---------
  FOOD SERVICE & LODGING (0.0%)
   (a,e)1,300    Motels of America, Inc...........................         14
                                                                    ---------
TOTAL COMMON STOCKS (Cost $85)....................................         14
                                                                    ---------
PREFERRED STOCKS (4.7%)
  ENTERTAINMENT & LEISURE (3.5%)
        3,722    Time Warner Inc., Series M, 10.25%, 7/01/16......      4,085
                                                                    ---------
  FINANCIAL SERVICES (1.2%)
    (e)13,500    Sinclair Capital, 11.625%, 3/15/09...............      1,431
        3,239    WestFed Holdings, Inc., Series A, PIK, Zero
                   Coupon, 1/01/01................................         --
                                                                    ---------
                                                                        1,431
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $5,155)..............................      5,516
                                                                    ---------
CONVERTIBLE PREFERRED STOCKS (1.0%)
  TELECOMMUNICATIONS (1.0%)
       10,940    TCI Pacific Communications, 5.00%, 7/31/06 (Cost
                   $1,010)........................................      1,132
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   NO. OF                                                             VALUE
   RIGHTS                                                             (000)
-----------------------------------------------------------------------------

RIGHTS (0.0%)
  BROADCAST-RADIO & TELEVISION (0.0%)
    (a)35,000    SpectraVision, Inc., expiring 10/08/97...........  $      --
                                                                    ---------
  FOREIGN GOVERNMENT (0.0%)
   (a)625,000    United Mexican States, 6.25%, 12/31/19...........         --
                                                                    ---------
TOTAL RIGHTS (Cost $133)..........................................         --
                                                                    ---------

   NO. OF
  WARRANTS
-------------

WARRANTS (0.1%)
  AEROSPACE & DEFENSE (0.0%)
       (a)500    Sabreliner Corp., expiring 4/15/03...............         --
                                                                    ---------
  ELECTRICAL EQUIPMENT (0.1%)
    (a)28,000    Protection One Alarm, Inc., expiring 4/03/03.....        168
                                                                    ---------
  GAMING & LODGING (0.0%)
     (a)1,725    Louisiana Casino Cruises, expiring 12/01/98......          7
                                                                    ---------
  INSURANCE (0.0%)
       (a)500    Horace Mann Educators Corp., expiring 4/03/99....          7
                                                                    ---------
  PACKAGING & CONTAINER (0.0%)
     (a)1,000    Crown Packaging Holdings, expiring 11/01/03......         --
                                                                    ---------
  TELECOMMUNICATIONS (0.0%)
     (a)3,000    Nextel Communications, Inc., expiring 4/25/99....         --
     (a)7,300    Occidente y Caribe, expiring 3/15/04.............         --
                                                                    ---------
                                                                           --
                                                                    ---------
TOTAL WARRANTS (Cost $154)........................................        182
                                                                    ---------

    FACE
   AMOUNT
    (000)
-------------

FOREIGN LOAN AGREEMENTS (0.5%)
  LOAN AGREEMENTS (0.5%)
$         775    Russian Interest Arrears Note, Zero Coupon,
                   12/31/99 (Cost $556)...........................  $     592
                                                                    ---------
SHORT-TERM INVESTMENT (13.5%)
  REPURCHASE AGREEMENT (13.5%)
       15,827    Chase Securities, Inc. 5.70%, dated 6/30/97, due
                   7/01/97, to be repurchased at $15,830,
                   collateralized by U.S. Treasury Notes, 5.625%,
                   due 2/15/06, valued at $16,096 (Cost
                   $15,827).......................................     15,827
                                                                    ---------


                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------

TOTAL INVESTMENTS (99.6%) (Cost $112,532).........................  $ 117,005
                                                                    ---------

OTHER ASSETS (4.6%)
  Cash............................................    $      553
  Receivable for Investments Sold.................         2,886
  Interest Receivable.............................         1,778
  Dividends Receivable............................            90
  Other...........................................            72       5,379
                                                      ----------
LIABILITIES (-4.2%)
  Payable for Investments Purchased...............        (4,554)
  Payable for Portfolio Shares Redeemed...........          (203)
  Investment Advisory Fees Payable................          (143)
  Administrative Fees Payable.....................           (15)
  Custodian Fees Payable..........................           (10)
  Dividends Payable...............................            (6)
  Directors' Fees & Expenses Payable..............            (4)
  Distribution Fees Payable.......................            (3)
  Other Liabilities...............................           (30)     (4,968)
                                                      ----------    --------
NET ASSETS (100%)...............................................    $117,416
                                                                    --------
                                                                    --------

NET ASSETS CONSISTS OF:
Paid in Capital...................................    $114,928
Undistributed Net Investment Income...............       1,097
Accumulated Net Realized Loss.....................      (3,082)
Unrealized Appreciation on Investments............       4,473
                                                      --------
NET ASSETS........................................    $117,416
                                                      --------
                                                      --------
CLASS A:
--------------------------------------------------
NET ASSETS........................................    $111,679
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,857,954 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....      $11.33
                                                      --------
                                                      --------
CLASS B:
--------------------------------------------------
NET ASSETS........................................      $5,737
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 507,117 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)....      $11.31
                                                      --------
                                                      --------

------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A Security -- Certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
REMIC  -- Real Estate Mortgage Investment Conduit
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1997.
At June 30, 1997, approximately 94% of the Portfolio's net assets consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Daily Variable Rate Bonds       3.9%
Fixed Rate Instruments         94.2%
Other                           1.9%

PERFORMANCE COMPARED TO THE LEHMAN
7-YEAR MUNICIPAL BOND INDEX(1)
----------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....       2.42%        6.28%           6.07%
INDEX...................       2.63         7.03            7.73

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the six months and one year periods ended June 30, 1997, the Portfolio had total returns of 2.42% and 6.28%, respectively, for the Class A shares; as compared to total returns of 2.63% and 7.03%, respectively, for the Lehman 7-Year Municipal Bond Index (the "Index"). From inception on January 18, 1995 to June 30, 1997, the average annual total return of Class A was 6.07% as compared to 7.73% for the Index. As of June 30, 1997, the Portfolio had an SEC 30-day yield of 4.45% for the Class A shares.

The U.S. fixed income markets started off the year contemplating if, and when, the Federal Reserve might decide a tightening of monetary policy would be necessary. The answer came at the March 25th FOMC meeting when the Fed voted to increase the Federal Funds rate by 25 basis points to 5.50%. Following the Federal Reserve move, the bond market seemed to gain comfort in the current economic climate and managed to turn in a solid performance in the second quarter of 1997. Two key factors drove bond market returns during the second quarter. First, economic growth slowed markedly from the very rapid pace of the first quarter. As a result, concerns that too rapid a pace of economic growth would force further preemptive tightening of monetary policy by the Federal Reserve were at least temporarily put aside. Perhaps more importantly, though, the major inflation measures remained exceptionally well behaved. The year-over-year change in the core Consumer Price Index has declined to its lowest level in more than thirty years, while the Producer Price Index has registered five straight monthly negative readings for the first time in forty years. With an economy slowing to a more moderate growth pace and with no signs of inflation, the Federal Reserve did not tighten monetary policy at either its May or July meetings. The bond market, not surprisingly, responded quite favorably to these developments, with interest rates falling between 30 and 40 basis points across the yield curve.

Year-to-date, the municipal bond market has done a commendable job of keeping up with the U.S. Treasury market. Municipals, historically known to lag the Treasury market during market surges, were able

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)
to put in a strong showing during the 2nd quarter due to a number of confluent factors. An active but manageable new issue supply flow was met with strong seasonal demand due to the large number of June and July bond redemptions and coupon payments. Property and casualty insurance companies' healthy appetite continued to fuel the new issue fire, with deals being underwritten at very aggressive levels. Individual investors remained selectively active, buying on the longer end of the yield curve during market weakness and sticking to the shorter end when absolute yield levels did not look as enticing. As the quarter came to a close, credit quality spreads became non-existent, with AAA, AA and Insured paper virtually trading on top of each other versus a fifteen basis point plus spread at the beginning of the year. Municipals, which earlier in the year had been trading at very expensive levels relative to U.S. Treasuries, ended the quarter slightly below their recent expensive ratios.

While the Fed remains watchful for signals of potential inflationary pressures, market participants have increasingly concluded that given the exceptionally well behaved nature of inflation measures to date, the Fed is unlikely to tighten further without a deterioration in these measures. If interest rates stay at or near their current levels, a steady stream of advanced refundings of higher coupon outstanding bonds should keep supply and demand well balanced during the third quarter. In this market environment, we have been focusing on the high end of the quality spectrum, and carefully selecting those credits we feel will differentiate themselves when quality spreads return to more normal levels. During the quarter, our bond purchases were concentrated on premium coupon AAA and AA-rated 15 year bonds trading to 5 and 6 year call dates. These bonds were trading at attractive spreads to bullet maturities, and provide the Portfolio with a high level of current income. The Portfolio remains heavily weighted in premium coupon noncallable bonds, which have continued to perform well. During the quarter, the average maturity of the Portfolio continued to closely track the benchmark Lehman 7-Year Municipal Bond Index.

Lori A. Cohane
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (98.1%)
  DAILY VARIABLE RATE BONDS (3.9%)
$   300    New York City, New York, General Obligation
             Bonds, Sub-Series B-2, 5.50%, 8/15/18..........  $    300
    300    New York City, New York, General Obligation
             Bonds, Series B, 5.50%, 10/01/20...............       300
    800    New York City, New York, Municipal Water Finance
             Authority, Water & Sewer Systems, Revenue
             Bonds, Series A, 5.50%, 6/15/25................       800
    400    Ohio State Air Quality Development Authority
             Revenue Bonds, Series 95-B, 5.50%, 12/01/15....       400
    300    Saint Lucie County, Florida, Pollution Control
             Revenue Bonds, Florida Power & Light Co.,
             3.90%, 1/01/26.................................       300
                                                              --------
TOTAL DAILY VARIABLE RATE BONDS (Cost $2,100)...............     2,100
                                                              --------
  FIXED RATE INSTRUMENTS (94.2%)
    825    Albuquerque, New Mexico, General Obligation
             Bonds, Series B, 4.70%, 7/01/98................       832
  1,500    Baltimore County, Maryland, Consolidated Public
             Improvement, General Obligation Bonds, 6.00%,
             7/01/05........................................     1,611
  1,000    California State, Department of Water Revenue
             Bonds, Series Q, 6.00%, 12/01/10...............     1,094
  1,920    City of Dallas, Texas, General Obligation Bonds,
             6.00%, 2/15/06.................................     2,089
    100    Connecticut State, General Obligation Bonds,
             Series A, 4.75%, 11/15/01......................       101
    250    Connecticut State, General Obligation Bonds,
             Series A, 9.875%, 3/01/01......................       295
    250    Connecticut State, General Obligation Bonds,
             Series C, 5.50%, 3/15/03.......................       262
    175    Connecticut State, General Obligation Bonds,
             Series C, 6.15%, 11/15/03......................       189
  1,500    Connecticut State, General Obligation Bonds,
             Series E, 6.00%, 3/15/12.......................     1,625
  1,000    Connecticut State, Special Obligation, Tax
             Revenue Bonds, Transportation, 6.50%, 7/01/09,
             Prerefunded 7/01/99 at 102.....................     1,063
  1,000    De Kalb County, Georgia, Water & Sewer Revenue
             Bonds, 7.00%, 10/01/06.........................     1,027
  1,000    Delaware Transportation Authority, Transportation
             System Revenue Bonds, 6.50%, 7/01/11,
             Prerefunded 7/01/01 at 102.....................     1,095
  1,000    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22..........................     1,041
  1,500    Florida State Board of Education, Capital Outlay,
             Public Education, General Obligation Bonds,
             6.40%, 6/01/19.................................     1,600
  1,325    Fort Worth, Texas, Water & Sewer Revenue Bonds,
             Series B, 5.875%, 2/15/00......................     1,377
  1,000    Georgia State, General Obligation Bonds, Series
             A, 5.80%, 3/01/02..............................     1,058
    500    Georgia State, General Obligation Bonds, Series
             F, 6.50%, 12/01/06.............................       567


 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------
$ 1,000    Gwinnett County, Georgia, General Obligation
             Bonds, 6.00%, 1/01/11..........................  $  1,057
  1,000    Hawaii State, General Obligation Bonds, Series
             CJ, 6.20%, 1/01/12, Prerefunded 1/01/05 at
             100............................................     1,091
  1,500    Intermountain Power Agency, Utah, Power Supply
             Revenue Bonds, Series D, 8.375%, 7/01/12,
             Prerefunded 7/01/97 at 102.....................     1,530
  1,000    Kentucky State Housing Corp., Revenue Bonds,
             Series A, 6.00%, 7/01/10.......................     1,025
  1,000    Maryland State Department of Transportation,
             Construction Revenue Bonds, Second Issue,
             6.60%, 11/01/00................................     1,059
  1,155    Maryland State Department of Transportation,
             Construction Revenue Bonds, Second Issue,
             6.80%, 11/01/05, Prerefunded 11/01/99 at 102...     1,244
  1,000    Massachusetts State Consolidated Loan, Series A,
             7.50%, 3/01/03 Prerefunded at 3/01/00 at 102...     1,098
    500    Massachusetts State Consolidated Loan, Series A,
             7.625%, 6/01/08 Prerefunded 6/01/01 at 102.....       566
  1,625    Michigan State Housing Development Authority,
             Revenue Bonds, Series A, 6.75%, 12/01/14.......     1,711
  1,590    Minnesota State Infrastructure Development,
             General Obligation Bonds, 6.80%, 8/01/03,
             Prerefunded at 8/01/00 at 100..................     1,706
  1,400    Mississippi State, General Obligation Bonds,
             6.00%, 2/01/09, Prerefunded 2/01/05 at 100.....     1,510
  1,475    Montana State, General Obligation Bonds, Long
             Range Building Program, Series C, 6.00%,
             8/01/13........................................     1,545
  2,000    Municipal Assistance Corp. for City of New York,
             NY, Revenue Bonds, 6.00%, 7/01/04..............     2,149
  1,000    New Castle County, Delaware, General Obligation
             Bonds, 6.25%, 10/15/01.........................     1,073
  1,000    New Jersey State, General Obligation Bonds,
             Series E, 5.50%, 7/15/02.......................     1,049
  1,475    Ohio State, General Obligation Bonds, 6.65%,
             8/01/05........................................     1,668
  1,000    Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue Bonds, Series A-1, 6.20%,
             9/01/14........................................     1,038
  1,000    Orlando, Florida, Utilities Commission Water &
             Electric, Revenue Bonds,
             Series D, 6.75%, 10/01/17......................     1,165
    300    Puerto Rico Commonwealth Highway & Transportation
             Authority, Revenue Bonds, Series T, 6.50%,
             7/01/22, Prerefunded 7/01/02 at 101.50.........       333
  1,000    Reedy Creek Improvement District, Florida,
             Utility, Revenue Bonds, Series 91-1, 6.50%,
             10/01/16, Prerefunded 10/01/01 at 101..........     1,091
    600    Salt Lake City, Utah, General Obligation Bonds,
             6.375%, 6/15/11................................       631

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

  FIXED RATE INSTRUMENTS (CONT.)

$ 1,350    San Antonio, Texas, General Obligation Bonds,
             6.50%, 8/01/14, Prerefunded 8/01/04 at 100.....  $  1,497
  1,000    Shelby County, Tennessee, General Obligation
             Bonds, Series A, 5.50%, 3/01/08................     1,050
  1,250    Texas A & M University, Revenue Bonds, Series B,
             6.00%, 7/01/11.................................     1,291
  1,000    Virginia Beach, Virginia, General Obligation
             Bonds, 6.00%, 9/01/10..........................     1,061
    500    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.60%, 1/01/12.................................       533
  1,000    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.65%, 1/01/13.................................     1,066
  1,000    Washington State, General Obligation Bonds,
             Series B, 6.40%, 6/01/17.......................     1,120
    500    Washington Suburban Sanitary District, General
             Obligation Revenue Bonds, 6.50%, 11/01/05,
             Prerefunded 11/01/01 at 102....................       550
                                                              --------
TOTAL FIXED RATE INSTRUMENTS (Cost $49,280).................    50,433
                                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $51,380).................    52,533
                                                              --------

TOTAL INVESTMENTS (98.1%) (Cost $51,380).................    52,533
                                                           --------
OTHER ASSETS (2.0%)
  Cash.......................................  $       85
  Interest Receivable........................         993     1,078
                                                    -----
LIABILITIES (-0.1%)
  Investment Advisory Fees Payable...........         (20)
  Administrative Fees Payable................          (7)
  Payable for Portfolio Shares Redeemed......          (6)
  Custodian Fees Payable.....................          (3)
  Directors' Fees & Expenses Payable.........          (2)
  Other Liabilities..........................         (19)      (57)
                                                    -----  --------
NET ASSETS (100%)........................................  $ 53,554
                                                           --------
                                                           --------

NET ASSETS CONSIST OF:
Paid in Capital....................................  $ 52,206
Undistributed Net Investment Income................       197
Accumulated Net Realized Loss......................        (2)
Unrealized Appreciation on Investments.............     1,153
                                                     --------
NET ASSETS.........................................  $ 53,554
                                                     --------
                                                     --------
CLASS A:
---------------------------------------------------
NET ASSETS.........................................  $ 53,554
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,193,787 outstanding $0.001 par
  value shares (authorized 500,000,000 shares).....    $10.31
                                                     --------
                                                     --------

------------------------------------------------------------

Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand and are secured by a letter of credit or other support agreements. Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Prerefunded Bonds. Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------
           SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                         AMORTIZED COST    PERCENT OF
STATE                                         (000)        NET ASSETS
----------------------------------------------------------------------
California.............................  $        1,094           2.0%
Connecticut............................           3,536           6.6
Delaware...............................           2,167           4.1
Florida................................           4,156           7.8
Georgia................................           3,709           6.9
Hawaii.................................           1,091           2.0
Kentucky...............................           1,025           1.9
Maryland...............................           3,914           7.3
Massachusetts..........................           1,664           3.1
Minnesota..............................           1,711           3.2
Michigan...............................           1,706           3.2
Mississippi............................           1,510           2.8
Montana................................           1,545           2.9
New Jersey.............................           1,049           2.0
New Mexico.............................             832           1.6
New York...............................           3,549           6.6
Ohio...................................           3,106           5.8
Puerto Rico............................             333           0.6
Tennessee..............................           1,050           2.0
Texas..................................           6,254          11.7
Utah...................................           2,161           4.0
Virginia...............................           3,701           6.9
Washington.............................           1,670           3.1
                                                -------           ---
                                         $       52,533          98.1%
                                                -------           ---
                                                -------           ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Commercial Paper                               49.6%
Corporate Floating Rate Notes                   0.7%
Certificates of Deposit                        15.7%
U.S. Government Agency Discount Notes           4.6%
U.S. Government Agency Floating Rate
Notes                                          11.7%
Other                                          17.7%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               IBC Money Fund   Money Market Portfolio
            Comparable Yields            30-Day Yields
Jan.                    4.84%                    4.95%
Feb.                    4.82%                    4.94%
Mar.                    4.84%                    4.95%
Apr.                    4.94%                    5.05%
May                     4.98%                    5.09%
Jun.                    5.02%                    5.11%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of one year or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio will purchase only securities having a remaining maturity of one year or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 1997 were 5.11% and 5.24%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

After 14 months of steady policy, the Federal Reserve increased the target for the Federal Funds rate the last week of the first quarter. The increase of 25 basis points to a 5.50% Fed Funds target was expected and in fact was priced into the market. Federal Reserve Chairman Alan Greenspan presented his view on the economy during scheduled testimony to Congress earlier in the month of March. Clearly at that time, he felt that the economy was continuing to accelerate at a rapid pace and that a preemptive increase in the funds rate was necessary to stave off inflation.

In the second quarter, interest rates reversed the trend of the first quarter by declining 25 to 40 basis points across the yield curve. Following the March increase in the funds rate, the market began to adjust to expectations of a slower rate of growth in the economy. When the May FOMC meeting passed with no change in rates, the market took it as a sign that further rate increases would not be necessary, and the economy seemed to be slowing on its own.

We increased the weighted average maturity of the Portfolio in April when rates were higher. We then took the opportunity to reduce the overall maturity later in the second quarter when rates fell. The Portfolio has been positioned defensively since this change and ended the first half of 1997 with a weighted average maturity of 37 days.

With no protection against possible Federal Reserve tightening now built into the front of the yield curve,

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
we find less value than we did earlier in the year. While we agree that the economy is growing more slowly, the unemployment rate is low and factory utilization high. We remain concerned that tight labor markets could push inflation higher and the economy could reaccelerate, either of which would prompt further action from the Federal Reserve. Finally, anchored by a 5.50% funds rate, the entire curve has flattened, offering less opportunity to enhance returns by rolling down the curve.

We are pleased to report that the Portfolio continues to meet its goal of providing as high a level of interest income as is consistent with maintaining liquidity and stability of principal, and that the Portfolio still holds only high quality securities with over 90% of assets invested in securities rated A1+/P1.

Abigail Jones Feder
PORTFOLIO MANAGER

Ellen D. Harvey
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

Scott F. Richard
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

  FACE                                                           AMORTIZED
 AMOUNT                                                            COST
  (000)                                                            (000)
---------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS (82.3%)
  US GOVERNMENT & AGENCY OBLIGATIONS (16.3%)
     AGENCY DISCOUNT NOTES (4.6%)
             Federal Home Loan Mortgage Corp
$  19,000      5.58%, 7/11/97.................................  $    18,971
   15,000      5.99%, 4/08/98.................................       14,973
             Federal National Mortgage Association
   18,910      5.40%, 7/10/97.................................       18,885
    5,920      5.39%, 7/24/97.................................        5,900
                                                                -----------
                                                                     58,729
                                                                -----------
     AGENCY FLOATING RATE NOTES (11.7%)
   25,500    FCC National Bank 5.51%, 7/07/97.................       25,500
             Federal National Mortgage Association
   65,000      5.36%, 9/02/97.................................       65,000
   13,000      5.38%, 7/26/99.................................       12,971
   46,000    Student Loan Marketing Association 5.37%,
               10/30/97.......................................       46,025
                                                                -----------
                                                                    149,496
                                                                -----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost
  $208,225)...................................................      208,225
                                                                -----------
  COMMERCIAL PAPER (49.5%)
     AUTOMOTIVE (2.7%)
   15,000    Daimler Benz 5.41%, 7/21/97......................       14,956
   20,000    Daimler Benz 5.54%, 8/04/97......................       19,897
                                                                -----------
                                                                     34,853
                                                                -----------
     CHEMICALS (3.3%)
   42,000    Monsanto Company 5.69%, 7/09/97..................       41,948
                                                                -----------
     CONSUMER STAPLES (2.3%)
   30,000    Colgate Palmolive 5.68%, 8/12/97.................       29,804
                                                                -----------
     FINANCE (41.2%)
   50,000    AIG Funding 6.25%, 7/01/97.......................       50,000
   50,000    American Express, Inc. 5.57%, 7/25/97............       49,816
   25,000    Asset Backed Capital 5.62%, 7/08/97..............       24,973
   12,000    Asset Securitization Corp. 5.71%, 7/01/97........       12,000
   25,000    Atlantic Asset 5.61%, 7/14/97....................       24,950
   25,000    Atlantic Asset 5.60%, 7/15/97....................       24,946
   12,375    Case Equipment Loan Trust 5.61%, 7/23/97.........       12,333
   25,000    CIT Group Holdings 5.68%, 8/14/97................       24,829
   45,000    Ford Motor Credit Corp. 5.69%, 8/18/97...........       44,664
   10,000    General Electric Capital Corp. 5.50%, 7/08/97....        9,989
   35,000    General Electric Capital Corp. 5.68%, 8/20/97....       34,728
   50,000    Greenwich Funding 5.60%, 7/15/97.................       49,891
   50,000    International Lease Finance 5.66%, 8/27/97.......       49,559
   17,000    John Deere Capital 5.66%, 7/03/97................       16,995
   46,000    Private Export Funding Corp. 5.68%, 8/08/97......       45,728
   50,000    UBS Finance, Inc. 6.20%, 7/01/97.................       50,000
                                                                -----------
                                                                    525,401
                                                                -----------
  TOTAL COMMERCIAL PAPER (Cost $632,006)......................      632,006
                                                                -----------


  FACE                                                           AMORTIZED
 AMOUNT                                                            COST
  (000)                                                            (000)
---------------------------------------------------------------------------
CORPORATE FLOATING RATE NOTES (0.7%)
  BANK
$   9,000    Societe Generale Bank (Yankee) 5.65%, 1/15/98
               (Cost $8,998)..................................  $     8,998
                                                                -----------
CERTIFICATES OF DEPOSIT (15.8%)
   12,000    ABN-AMRO Bank, New York 5.85%, 10/24/97..........       12,000
   23,000    ABN-AMRO Bank, New York (Yankee) 6.13%,
               7/14/97........................................       23,000
   12,000    ANZ Inc. 5.86%, 10/28/97.........................       12,001
   30,000    Canadian Imperial Bank (Yankee) 5.47%, 8/29/97...       30,000
   30,000    Deutsche Bank (Yankee) 5.42%, 8/25/97............       30,000
   20,000    Deutsche Bank (Yankee) 5.88%, 3/13/98............       19,996
   12,000    National Westminster Bank (Yankee) 5.86%,
               10/02/97.......................................       12,001
   32,000    Societe Generale Bank (Yankee) 6.18%, 9/08/97....       31,999
   12,000    Suntrust Banks, Inc. 5.85%, 10/22/97.............       12,000
   18,000    Swiss Bank 6.25%, 4/08/98........................       18,000
                                                                -----------
TOTAL CERTIFICATES OF DEPOSIT (Cost $200,997).................      200,997
                                                                -----------
TOTAL MONEY MARKETS INSTRUMENTS (Cost $1,050,226).............    1,050,226
                                                                -----------
SHORT-TERM INVESTMENTS (17.4%)
  REPURCHASE AGREEMENTS (17.4%)
  121,619    Goldman Sachs & Co. 5.82%, dated 6/30/97, due
               7/01/97, to be repurchased at $121,639,
               collateralized by U.S. Treasury Notes, 5.875%,
               due 8/15/98, valued at $124,517................      121,619
  100,000    J.P. Morgan & Co. 5.90%, dated 6/30/97, due
               7/01/97, to be repurchased at $100,016,
               collateralized by various U.S. Government
               Obligations, due 2/15/15-5/15/16, valued at
               $117,868.......................................      100,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS (Cost $221,619)...................      221,619
                                                                -----------

TOTAL INVESTMENTS (99.7%) (Cost $1,271,845)..............  1,271,845
                                                           --------
OTHER ASSETS (0.6%)
  Interest Receivable........................  $    7,353
  Other......................................          47     7,400
                                               ----------
LIABILITIES (-0.3%)
  Dividends Payable..........................      (2,517)
  Investment Advisory Fees Payable...........        (921)
  Administrative Fees Payable................        (165)
  Directors' Fees & Expenses Payable.........         (60)
  Custodian Fees Payable.....................         (59)
  Other Liabilities..........................        (248)   (3,970)
                                               ----------  --------
NET ASSETS (100%)........................................  $1,275,275
                                                           --------
                                                           --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                           AMOUNT
                                           (000)
---------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital........................  $1,275,685
Accumulated Net Realized Loss..........        (410)
                                         ----------
NET ASSETS (100%)......................  $1,275,275
                                         ----------
                                         ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 1,275,689,254
  outstanding $0.001 par value shares
  (authorized 4,000,000,000 shares)....       $1.00
                                         ----------
                                         ----------

------------------------------------------------------------

Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 1997.
Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates.
Interest rates disclosed for Commerical Paper and Agency Discount Notes represent effective yields at June 30, 1997.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments                    37.4%
U.S. Government & Agency Obligations       5.4%
Variable/Floating Rate Instruments        57.3%
Other                                     -0.1%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                IBC MUNICIPAL MONEY         MUNICIPAL MONEY MARKET
           FUND COMPARABLE 30-DAY YIELDS       PORTFOLIO YIELDS
Jan.                                2.90%                     2.92%
Feb.                                2.87%                     2.88%
Mar.                                2.76%                     2.70%
Apr.                                3.12%                     3.14%
May                                 3.37%                     3.31%
Jun.                                3.28%                     3.36%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio's investment objectives are to maximize current income that is exempt from Federal income tax and preserve capital while maintaining high levels of liquidity through investing in high quality municipal money market instruments which earn interest exempt from Federal income tax in the opinion of bond counsel for the issuer. The Portfolio will purchase only securities having a remaining maturity of one year or less. Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. Additionally, the Portfolio will not purchase private activity bonds, the interest from which is subject to alternative minimum tax. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of June 30, 1997 were 3.67% and 3.74%, respectively. The seven day yield and the seven day taxable equivalent effective yield for Municipal Money Market Portfolio at June 30, 1997, assuming the Federal income tax rate of 39.6% (maximum rate) were 6.08% and 6.19%, respectively. The seven day yields are not necessarily indicative of future performance.

The municipal money market curve was very flat throughout much of the first half of 1997. In general rates were much less volatile than is normally the case. The municipal money market curve did not experience the curve steeping and subsequent flattening that characterized the taxable money market sector. In fact, except for a couple of dips and spikes in March and April, respectively, rates fluctuated very little. The market's stability has been due to "crossover" buyers which are primarily corporations that move their investments between the taxable and tax-exempt sectors depending on relative value. Each time rates declined due to decreased supply, the crossover buyers moved out of the tax-exempt sector. This created a dramatic increase in supply forcing dealers to increase rates which in turn brought the crossover buyers back into the tax-exempt sector.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)

The asset size of the Municipal Money Market Portfolio remained stable in the first half of 1997 finishing June with assets of $712 million. Overall the asset allocation throughout the first half of the year remained consistent with commercial paper ranging from 30-40%, tax-exempt notes ranged from 3-6%, and daily and weekly variable rate puttable issues fluctuated between 50% and 60% of the Portfolio. Because of the relatively flat shape of the curve, the Portfolio maintained a relatively short weighted average maturity throughout the first half ranging from 15 to 40 days.

Gerald P. Barth
PORTFOLIO MANAGER

Abigail Jones Feder
PORTFOLIO MANAGER

July 1997

--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (94.7%)
  FIXED RATE INSTRUMENTS (37.4%)
     NOTES (5.2%)
$ 9,800    Michigan State Municipal Bond Authority Revenue,
             Series A, 4.50%, 7/03/97.......................  $   9,800
  1,140    Maryland State Department Transportation, Revenue
             Bonds, 5.60%, 10/01/97.........................      1,146
  3,000    Palm Beach County, Florida School District,
             4.50%, 9/26/97.................................      3,005
  1,000    South Carolina State, General Obligation Bonds,
             Series A, 5.00%, 7/01/97.......................      1,000
 20,200    Texas State, 4.75%, 8/29/97, TRANS...............     20,228
  2,000    York County, South Carolina, Pollution Control
             Revenue Bonds, Saluda River, Series E2, 3.50%,
             8/15/97........................................      2,000
                                                              ----------
                                                                 37,179
                                                              ----------
     COMMERCIAL PAPER (32.2%)
 10,000    Baltimore County, Maryland, Series 95, 3.70%,
             8/05/97........................................     10,000
  2,500    Burlington, Kansas, Pollution Control Revenue
             Bonds, Series 87 A, 3.80%, 7/10/97.............      2,500
           City of Honolulu, Hawaii,
  1,000      3.95%, 8/01/97.................................      1,000
  1,000      3.75%, 8/14/97.................................      1,000
  2,500    City of Lincoln, Nebraska, 3.65%, 7/23/97........      2,500
           Connecticut State, Health & Education,
 10,000      3.75%, 7/17/97.................................     10,000
  2,700      3.80%, 7/18/97.................................      2,700
  1,200    Converse County, Wyoming, 3.70%, 8/13/97.........      1,200
  2,400    Delta County, Michigan, Mead Paper, 3.75%,
             7/22/97........................................      2,400
  2,525    Gainsville, Florida, Series C, 3.80%, 8/12/97....      2,525
  4,100    Gillette Campbell, Wyoming, 3.80%, 7/17/97.......      4,100
  2,148    Harris County, Texas, 3.85%, 7/18/97.............      2,148
  2,500    Health & Educational Facilities, Vanderbilt
             University, Tennessee, Series 89A, 3.80%,
             8/15/97........................................      2,500
           Houston, Texas,
  8,000      3.80%, 8/11/97, Series A.......................      8,000
 10,100      3.75%, 8/14/97, Series A.......................     10,100
  4,000      3.70%, 7/16/97, Series B.......................      4,000
  1,500      3.80%, 7/16/97, Series B.......................      1,500
           Illinois Health & Educational Facilities,
  2,100      3.60%, 7/09/97.................................      2,100
  9,000      3.90%, 7/30/97.................................      9,000
  4,750    Independence, Missouri, Water Utility Revenue,
             3.75%, 7/21/97.................................      4,750
           Jacksonville, Florida, Electric Authority,
  3,100      3.70%, 8/13/97, Series C.......................      3,100
  5,000      3.75%, 8/08/97, Series D.......................      5,000


 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
           Louisiana Public Facilities,
$ 3,000      3.60%, 8/11/97.................................  $   3,000
  5,500      3.95%, 8/15/97, Series 90......................      5,500
    300    Louisiana State, General Obligation Bonds, 3.85%,
             7/09/97........................................        300
  5,750    Louisiana State, Series 91A, 3.65%, 7/09/97......      5,750
  6,600    Massachusetts Health & Education Facilities
             Authority, Harvard University, Series L, 3.50%,
             9/19/97........................................      6,600
  5,000    Massachusetts Port Authority, 3.90%, 7/10/97.....      5,000
  3,000    Massachusetts State Water Resource Authority,
             3.75%, 9/18/97.................................      3,000
  5,900    Michigan State University, 3.90%, 7/14/97........      5,900
           Montgomery County, Alabama, Industrial
             Development Board, General Electric Series,
  2,000      3.70%, 8/01/97.................................      2,000
  6,380      3.75%, 9/18/97.................................      6,380
           New York City, New York, Water Finance Authority,
  5,900      3.60%, 7/15/97.................................      5,900
  1,700      3.80%, 10/16/97................................      1,700
  4,200      3.65%, 9/12/97, Series 1.......................      4,200
 10,000      3.65%, 9/16/97, Series 5B......................     10,000
  2,990    Omaha, Nebraska, Public Power District, 3.55%,
             9/19/97........................................      2,990
  1,000    Pennsylvania Port Authority, Virginia, 3.75%,
             8/08/97........................................      1,000
  4,000    Petersburg, Indiana, Indiana Power & Light,
             Series 91, 3.55%, 9/19/97......................      4,000
  7,700    Platte River Authority, Colorado, 3.60%,
             7/24/97........................................      7,700
           Rochester, Minnesota, Health Facilities, Mayo
             Clinic,
  1,000      3.80%, 7/22/97, Series B.......................      1,000
  1,565      3.90%, 8/21/97, Series B.......................      1,565
  6,000      3.85%, 8/21/97, Series C.......................      6,000
  1,500      3.65%, 7/09/97, Series F.......................      1,500
  1,500      3.80%, 8/21/97, Series 92A.....................      1,500
           Salt River, Arizona,
  2,800      3.65%, 8/06/97.................................      2,800
 11,006      3.75%, 8/18/97.................................     11,006
  6,600    Salt River, Arizona, Agricultural and Power,
             District Revenue Bonds, 3.70%, 8/15/97.........      6,600
           San Antonio, Texas
  1,500      3.65%, 7/14/97.................................      1,500
  5,100      3.75%, 8/12/97, Series A.......................      5,100
           Sunshine State, Florida, Government Finance
             Authority,
  3,750      3.90%, 7/17/97.................................      3,750
  1,000      3.65%, 8/06/97.................................      1,000
  4,470      3.85%, 8/13/97.................................      4,470
  2,000      3.80%, 8/12/97, Series 86......................      2,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  FIXED RATE INSTRUMENTS (CONT.)
     COMMERCIAL PAPER (CONT.)

$ 1,000    Texas State, Public Finance, Series B, 3.85%,
             8/04/97........................................  $   1,000
  5,000    Wisconsin State, Series A, 3.70%, 7/11/97........      5,000
                                                              ----------
                                                                228,834
                                                              ----------
  TOTAL FIXED RATE INSTRUMENTS..............................    266,013
                                                              ----------
  VARIABLE/FLOATING RATE INSTRUMENTS (57.3%)
     DAILY VARIABLE RATE BONDS (30.7%)
  1,500    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Shell Oil, 4.05%, 9/01/23.......      1,500
  1,900    Birmingham, Alabama, Medical Clinic Board Revenue
             Bonds, University of Alabama Hospital Services
             Fund, Series 91, 4.15%, 12/01/26...............      1,900
           Burke County, Georgia, Pollution Control Revenue
             Bonds,
  1,000      4.05%, 7/01/24.................................      1,000
  3,200      4.05%, 4/01/25.................................      3,200
  4,000    Chattanooga-Hamilton County, Tennessee, Hospital
             Authority Revenue Bonds, Erlanger Medical
             Center, 4.15%, 10/01/17........................      4,000
           Chicago, Illinois, O'Hare International Airport
             Special Facilities Revenue Bonds, American
             Airlines Inc.,
  4,200      4.15%, 12/01/17, Series A......................      4,200
  3,750      4.15%, 12/01/17, Series B......................      3,750
  3,500      4.15%, 12/01/17, Series C......................      3,500
  4,200      4.15%, 12/01/17, Series D......................      4,200
  4,500    City of Forsyth, Montana, Pollution Control
             Revenue Bonds, 5.45%, 1/01/18..................      4,500
  2,800    Delaware County, Pennsylvania, Industrial
             Development Authority, Series 95, 4.15%,
             12/01/09.......................................      2,800
  5,100    East Baton Rouge Parish, Louisiana, Pollution
             Control Revenue Bonds, Exxon Project, 4.05%,
             3/01/22........................................      5,100
  3,200    Farmington, New Mexico, Pollution Control Revenue
             Bonds, Series A, 4.05%, 5/01/24................      3,200
  5,200    Geisinger Authority, Pennsylvania Health System,
             Series B, 4.05%, 7/01/22.......................      5,200
  2,200    Gulf Coast Waste Disposal Authority, Texas,
             Pollution Control Revenue Bonds, Exxon Project,
             4.00%, 6/01/20.................................      2,200
  4,900    Hapeville, Georgia, Industrial Development
             Authority, Series 85, 4.15%, 11/01/15..........      4,900
 18,300    Harris County, Texas, Health Facilities
             Development Corp., Methodist Hospital, Series
             94, 4.15%, 12/01/25............................     18,300

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 3,800    Harris County, Texas, Health Facilities
             Development Corp., St. Lukes Episcopal, Series
             85B, 4.15%, 2/15/16............................  $   3,800
  8,100    Harris County, Texas, Health Facilities
             Development Corp., Methodist Hospital, 4.15%,
             12/01/26.......................................      8,100
           Harris County, Texas, Industrial Development,
             Pollution Control Revenue Bonds, Exxon Project,
  2,600      4.05%, 3/01/24, Series 84A.....................      2,600
  2,600      4.05%, 3/01/24, Series 84B.....................      2,600
  5,700      Hurley, New Mexico, Pollution Control Revenue
               Bonds, Series 85, 4.10%, 12/01/15............      5,700
    900    Kansas City, Kansas, Industrial Development
             Authority, Revenue Bonds, PQ Corp., 4.20%,
             8/01/15........................................        900
  2,000    Lake Charles, Louisiana, Harbor & Terminal
             District Port Facilities, Series 84, 4.10%,
             11/01/11.......................................      2,000
           Lincoln County, Wyoming, Pollution Control
             Revenue Bonds, Exxon Project,
  1,200      4.10%, 11/01/14, Series 84C....................      1,200
  2,500      4.10%, 11/01/14, Series 84D....................      2,500
  2,920    Louisiana Public Facilities Authority, Industrial
             Development, Kenner Hotel, Series 85, 4.15%,
             12/01/15.......................................      2,920
  1,500    Martin County, Florida, Pollution Control Revenue
             Bonds, Florida Power & Light Co., 3.90%,
             9/01/24........................................      1,500
  1,700    Maricopa County, Arizona, Pollution Control
             Revenue Bonds, Arizona Public Service Co.,
             Series E, 5.50%, 5/01/29.......................      1,700
  1,000    Marshall County, West Virginia, Pollution Control
             Revenue Bonds, Mountaineer Carbon Co., 4.15%,
             12/01/20.......................................      1,000
           Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University,
  2,000      4.10%, 9/01/30, Series A.......................      2,000
  3,500      4.10%, 9/01/30, Series B.......................      3,500
  1,100    Mobile, Alabama, Industrial Development Board,
             Pollution Control Board, Alabama Power Co.,
             4.05%, 6/01/15.................................      1,100
           Monroe County, Georgia, Pollution Control Revenue
             Bonds, Gulf Power Co.
  1,850      5.45%, 9/01/24, Series 2.......................      1,850
  1,000      5.45%, 7/01/25, Series 95......................      1,000
  4,100    New York City, New York, Cultural Resources,
             Revenue Bonds, Series B, 4.00%, 12/01/15.......      4,100

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

           New York City, New York, General Obligation Bonds
$ 2,500      4.15%, 8/15/03, Series B, SubSeries B-2........  $   2,500
  2,300      4.15%, 8/15/04, Series B, SubSeries B3.........      2,300
    400      3.90%, 8/01/98, Series C, SubSeries C4.........        400
  3,400      3.90%, 8/01/22, SubSeries A4...................      3,400
  2,950      3.90%, 8/01/23, SubSeries A4...................      2,950
  1,500      4.15%, 8/01/15, SubSeries A5...................      1,500
  1,000      5.50%, 8/01/16, Sub-Series A-10................      1,000
  5,700    New York City, New York, Municipal Water Finance
             Authority, Water & Sewer Systems, Revenue
             Bonds, 5.50%, 6/15/25..........................      5,700
  3,700    New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds,
             Niagara, 5.45%, 7/01/15........................      3,700
  2,100    New York State, Dormitory Authority Revenue
             Bonds, Cornell University, Series B, 4.00%,
             7/01/25........................................      2,100
    900    New York State, Electric & Gas Revenue Bonds,
             Series 94D, 5.40%, 10/01/29....................        900
  2,700    Nueces River Authority, Texas, Pollution Control
             Revenue Bonds, Series 85, 4.20%, 12/01/99......      2,700
           Ohio State Air Quality Development Authority
             Revenue Bonds, Cincinnati Gas and Electric,
  4,000      5.50%, 12/01/15, Series 85A....................      4,000
  4,100      4.00%, 9/01/30, Series 95B.....................      4,100
  2,800    Parrish, Alabama, Industrial Development Board,
             Pollution Control Revenue Bonds, Alabama Power
             Co., 4.05%, 6/01/15............................      2,800
  2,400    Peninsula Port Authority, Virginia, Coal Revenue
             Bonds, 4.10%, 7/01/16..........................      2,400
           Pennsylvania Higher Education Authority Revenue
             Bonds, Carnegie Mellon University,
  5,000      4.15%, 11/01/25, Series 95A....................      5,000
  3,500      4.15%, 11/01/27, Series 95B....................      3,500
  1,500      4.15%, 11/01/29, Series 95C....................      1,500
  2,600      4.15%, 11/01/30, Series 95D....................      2,600
  3,400    Pennsylvania State Higher Educational Facilities
             Authority, Colleges & Universities Revenue
             Bonds, 4.05%, 10/01/09.........................      3,400
  6,700    Philadelphia, Pennsylvania, Childrens Hospital,
             Series 96A, 4.05%, 3/01/27.....................      6,700
           Platte County, Wyoming, Pollution Control Revenue
             Bonds,
  3,800      4.20%, 7/01/14, Series A.......................      3,800
  1,000      4.20%, 7/01/14, Series B.......................      1,000

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 4,400    Port Authority of New York & New Jersey, Revenue
             Bonds, 4.10%, 6/01/20..........................  $   4,400
  2,000    Port Authority of New York & New Jersey, Special
             Obligation 3.95%, 8/01/24......................      2,000
           Port of Saint Helens, Oregon, Pollution Control
             Revenue Bonds, Portland General Electric Co.,
  2,000      4.00%, 4/01/10, Series A.......................      2,000
  1,600      4.05%, 6/01/10, Series B.......................      1,600
           Raleigh-Durham, North Carolina, Airport
             Authority,
  3,200      4.10%, 11/01/15, Series A......................      3,200
    600      4.10%, 11/01/15, Series B......................        600
  1,400    Saint Charles Parish, Louisiana, Pollution
             Control Revenue Bonds, Shell Oil, Series 92B,
             4.00%, 10/01/22................................      1,400
  1,600    Saint Lucie County, Florida, Pollution Control
             Revenue Bonds, Florida Power & Light Co.,
             3.90%, 1/01/26.................................      1,600
    700    Sweetwater County, Wyoming, Pacificorp, Series
             88B, 5.45%, 1/01/14............................        700
  4,300    Texas State, Water Development Board Revenue
             Bonds, Series A, 4.15%, 3/01/15................      4,300
  3,000    West Side Calhoun County, Texas, Pollution
             Control Revenue Bonds, 4.15%, 12/01/15.........      3,000
                                                              ----------
                                                                218,270
                                                              ----------
     WEEKLY VARIABLE RATE BONDS (26.6%)
  2,100    Alberquerque, New Mexico, Revenue Bonds, Series
             91A, 4.20%, 7/01/22............................      2,100
  2,700    Allegheny County, Pennsylvania, Hospital
             Development Authority, Series 95B, 4.15%,
             9/01/20........................................      2,700
  2,300    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Borden, Inc., 3.80%, 12/01/09...      2,300
           Beaver County, Pennsylvania, Industrial
             Development Authority, Duquesne Light,
  1,000      4.05%, 8/01/20, Series A.......................      1,000
  1,000      4.05%, 8/01/09, Series B.......................      1,000
  9,200    Burke County, Georgia, Development Authority,
             Oglethorpe, Series 93A, 4.15%, 1/01/16.........      9,200
  2,700    California Statewide Communities, Revenue Bonds,
             Series A1 3.90%, 5/15/25.......................      2,700
  5,700    Charlotte, North Carolina, Airport, Series 93A,
             4.15%, 7/01/16.................................      5,700
  1,000    City of Baltimore, Maryland, Pollution Control
             Revenue Bonds, General Motors Corp., 3.60%,
             2/01/00........................................      1,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 2,500    City of Columbia, Missouri, Special Revenue
             Bonds, Series 88A, 4.20%, 6/01/08..............  $   2,500
  1,500    City of Columbia, Missouri, Water & Electric
             Revenue Bonds, Series 85B, 4.20%, 12/01/15.....      1,500
           City of Forsyth, Montana, Pollution Control
             Revenue Bonds,
    300      4.15%, 6/01/13, Series B.......................        300
    700      4.15%, 6/01/13, Series D.......................        700
  2,600    City of Midlothian, Texas, Industrial Development
             Corp., Pollution Control Revenue Bonds,
             Box-Crow Cement Co., 4.25%, 12/01/09...........      2,600
  1,000    City of Minnetonka, Minnesota, Multifamily,
             Cliffs Ridgedale, 4.20%, 9/15/25...............      1,000
  1,500    City of San Antonio, Texas, Higher Education
             Authority, Trinity University, 4.20%,
             4/01/04........................................      1,500
  1,900    City of Seattle, Washington, Municipal Light &
             Power, Revenue Bonds, 4.15%, 6/01/21...........      1,900
           Clark County, Nevada, Airport Revenue Bonds,
 17,700      4.15%, 7/01/12, Series 93A.....................     17,700
  2,600      4.15%, 7/01/25, Series 95-A1...................      2,600
  4,000    Clark County, Nevada, Industrial Development
             Revenue Bond, Nevada Power Co., Series C,
             4.20%, 10/01/30................................      4,000
  3,000    Clarksville, Tennessee, Public Building
             Authority, Revenue Bonds, 4.15%, 12/01/00......      3,000
     55    Clear Creek County, Colorado, Revenue Bonds,
             Colorado Finance Pool Program, Series 88,
             4.20%, 6/01/98.................................         55
    600    Colorado Student Obligation Bond Authority,
             Student Loan Revenue Bonds, Series 91-C1,
             4.15%, 8/01/00.................................        600
  5,000    Connecticut State, Revenue Bonds, Series B,
             4.00%, 5/15/14.................................      5,000
  5,500    Connecticut State, Special Tax Obligation Revenue
             Bonds, Series 1, 4.10%, 12/01/10...............      5,500
  2,600    Cook County, Illinois, General Obligation Ltd.,
             4.15%, 12/01/01................................      2,600
  1,800    Dade County, Florida, Health Facilities Authority
             Revenue Bonds, Miami Childrens Hospital, 4.15%,
             9/01/25........................................      1,800
 16,700    Dade County, Florida, Water & Sewer Revenue
             Bonds, Series 94, 4.15%, 10/05/22..............     16,700

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$   800    First Florida Government Fin Committee, Revenue
             Bonds, 4.15%, 12/01/00.........................  $     800
  3,000    Foothill/Eastern California Toll Road Revenue
             Bonds, Series 95C, 3.90%, 1/02/35..............      3,000
  2,000    Franklin County, Ohio, Series 95, 3.00%,
             6/01/16........................................      2,000
  2,500    Glynn, Georgia, Brunswick Memorial Hospital,
             Series 96, 4.15%, 8/01/16......................      2,500
           Harris County, Texas, Toll Road Revenue Bonds,
    900      4.05%, 8/01/15, Series 94D.....................        900
  5,000      4.05%, 8/01/20, Series 94G.....................      5,000
  5,000      4.05%, 8/01/20, Series 94H.....................      5,000
  2,200    Huntsville, Alabama, Healthcare Facilities
             Authority, Series B, 3.65%, 6/01/24............      2,200
           Illinois Development Finance Authority, Revenue
             Bonds,
  5,000      4.15%, 2/01/29.................................      5,000
  3,500      4.15%, 6/01/31.................................      3,500
    300    Illinois Development Finance Authority, A.E.
             Staley Manufacturing, Series 85, 4.15%,
             12/01/05.......................................        300
  5,000    Illinois Development Finance Authority, Series
             93A, 4.15%, 3/01/09............................      5,000
  3,000    Illinois State Toll Highway Authority, Series B,
             4.15%, 1/01/10.................................      3,000
  4,000    Jefferson Parish, Louisiana, Hospital Service
             District No. 001 Revenue Bonds, West Jefferson
             Medical Center, 4.25%, 1/01/26.................      4,000
    900    Lehigh County, Pennsylvania, Allegheny Electric
             Cooperative, 4.00%, 12/01/15...................        900
  1,100    Louisiana Public Facilities Authority, Hospital
             Revenue Bonds, Series 85, 4.15%, 12/01/00......      1,100
  2,000    Maryland Health & Higher Education Facilities,
             Series A, 4.00%, 7/01/27.......................      2,000
  1,000    Massachusetts Health & Education Facilities
             Authority, Series G-1, 3.75%, 1/01/19..........      1,000
  2,000    Massachusetts Health & Education Facilities
             Authority, Revenue Bonds, 4.00%, 2/01/16.......      2,000
  2,600    Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University, 4.15%, 9/01/09.....................      2,600
  3,000    Municipal Electric Authority, Georgia, Revenue
             Bonds, Series 85C, 4.15%, 3/01/20..............      3,000
  2,900    New York State Local Government Assistance Corp.,
             Series D, 4.05%, 4/01/25.......................      2,900

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 3,900    Nueces County, Texas, Health Facilities, Driscoll
             Childrens' Foundation, 4.20%, 7/01/15..........  $   3,900
  1,500    Person County, North Carolina, Carolina Power &
             Light, 4.30%, 11/01/19.........................      1,500
           Pinellas County, Florida, Health Facilities,
             Bayfront Medical Center,
    235      4.15%, 6/01/98.................................        235
  1,000      4.15%, 6/01/09.................................      1,000
    300    Polk County, Iowa, Hospital Equipment &
             Improvement Authority, 4.15%, 12/01/05.........        300
  2,400    Port of Corpus Christi, Texas, Industrial
             Development, Revenue Bonds, 4.20%, 6/01/27.....      2,400
  1,500    Port of Corpus Christi, Texas, Marine Terminal,
             R.J. Reynolds Metals Series, 4.00%, 9/01/14....      1,500
    600    Putnam County, Florida, Development Authority,
             Seminole Electric, Series 84-H1, 4.20%,
             3/15/14........................................        600
  1,000    Rapides Parish, Louisiana, Industrial Development
             Revenue Bonds, Central Louisiana Electric Co.,
             4.15%, 7/01/18.................................      1,000
    700    Sheboygan, Wisconsin, Wisconsin Power & Light
             Co., 4.00%, 8/01/14............................        700
  4,430    Texas State, General Obligation Bonds, Veterans
             Housing Assistance-Fund I, 4.15%, 12/01/16.....      4,430
           University of Alabama,
  1,500      3.95%, 10/01/07, Series A......................      1,500
  2,000      3.95%, 10/01/07, Series B......................      2,000
  1,100    University of North Carolina, Chapel Hill Fund
             Inc., Certificates of Participation, 4.10%,
             10/01/09.......................................      1,100
  5,000    Washington State, General Obligation Bonds,
             Series VR 96B, 4.10%, 6/01/20..................      5,000
           Washington State, Public Power Supply Revenue
             Bonds,
  2,000      4.00%, 7/01/17, Series 93-1A3..................      2,000
  3,300      4.10%, 7/01/17, Series 1A-2....................      3,300
                                                              ----------
                                                                189,420
                                                              ----------
  TOTAL VARIABLE/FLOATING RATE INSTRUMENTS..................    407,690
                                                              ----------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $673,703)................    673,703
                                                              ----------
TAXABLE INSTRUMENTS (5.4%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (5.4%)
           Federal Home Loan Bank Discount Notes
  6,075      5.50%, 7/01/97.................................      6,075
 32,745      5.40%, 7/14/97.................................     32,681
                                                              ----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $38,756)............................................     38,756
                                                              ----------

                                                           AMORTIZED
                                                              COST
                                                             (000)
---------------------------------------------------------------------

TOTAL INVESTMENTS (100.1%) (Cost $712,459)...............  $ 712,459
                                                           ----------

                                                             AMOUNT
                                                             (000)
                                                           ----------

OTHER ASSETS (0.6%)
  Cash.......................................  $       62
  Interest Receivable........................       4,205
  Other......................................          50      4,317
                                               ----------
LIABILITIES (-0.7%)
  Payable for Investments Purchased..........      (3,500)
  Dividends Payable..........................        (831)
  Investment Advisory Fees Payable...........        (478)
  Administrative Fees Payable................         (84)
  Custodian Fees Payable.....................         (45)
  Directors' Fees & Expenses Payable.........         (32)
  Other Liabilities..........................        (150)    (5,120 )
                                               ----------  ----------
NET ASSETS (100%)........................................  $ 711,656
                                                           ----------
                                                           ----------

NET ASSETS CONSIST OF:
Paid in Capital........................  $  711,687
Accumulated Net Realized Loss..........         (31)
                                         ----------
NET ASSETS.............................  $  711,656
                                         ----------
                                         ----------
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
  Applicable to 711,661,737 outstanding
  $0.001 par value shares (authorized
  4,000,000,000 shares)................       $1.00
                                         ----------
                                         ----------

------------------------------------------------------------

TRANS  -- Tax & Revenue Anticipation Notes
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand.
Prerefunded Bonds. Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Interest rates disclosed for U.S. Government & Agency Obligations represent effective yields at June 30, 1997.
At June 30, 1997, approximately 18% of the net assets were invested in Texas municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

           SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                         AMORTIZED
                                            COST      PERCENT OF
STATE                                      (000)      NET ASSETS
-----------------------------------------------------------------
Alabama................................  $  17,880           2.5%
Arizona................................     22,106           3.1
California.............................      5,700           0.8
Colorado...............................      8,355           1.2
Connecticut............................     23,200           3.3
Florida................................     49,085           6.9
Georgia................................     26,650           3.7
Hawaii.................................      2,000           0.3
Illinois...............................     46,150           6.5
Indiana................................      4,000           0.6
Iowa...................................        300            --
Kansas.................................      3,400           0.5
Louisiana..............................     35,870           5.0
Maryland...............................     14,146           2.0
Massachusetts..........................     17,600           2.5
Michigan...............................     18,100           2.5
Minnnesota.............................     12,565           1.8
Missouri...............................     16,850           2.4
Montana................................      5,500           0.8
Nebraska...............................      5,490           0.8
Nevada.................................     24,300           3.4
New Mexico.............................     11,000           1.6
New York...............................     61,650           8.7
North Carolina.........................     12,100           1.7
Ohio...................................     10,100           1.4
Oregon.................................      3,600           0.5
Pennsylvania...........................     36,300           5.1
South Carolina.........................      3,000           0.4
Tennessee..............................      9,500           1.3
Texas..................................    130,406          18.3
Washington.............................     12,200           1.7
West Virginia..........................      1,000           0.1
Wisconsin..............................      5,700           0.8
Wyoming................................     14,500           2.0
Virginia...............................      3,400           0.5
                                         ----------          ---
                                         $ 673,703          94.7%
                                         ----------          ---
                                         ----------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

                                       ACTIVE
                                      COUNTRY        ASIAN    EMERGING    EUROPEAN       GLOBAL
                                   ALLOCATION       EQUITY     MARKETS      EQUITY       EQUITY
                                    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
                                        (000)        (000)       (000)       (000)        (000)
-----------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                       $     2,628   $    3,070   $  16,460   $   5,275   $    1,368
  Interest                                240          403       1,984         264           43
  Less: Foreign Taxes Withheld           (323)        (325)     (1,018)       (723)        (127)
                                  -----------   ----------   ---------   ---------   ----------
    Total Income                        2,545        3,148      17,426       4,816        1,284
                                  -----------   ----------   ---------   ---------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                 607        1,373       9,855         879          355
    Less: Fees Waived                    (208)        (282)         --        (134)         (61)
                                  -----------   ----------   ---------   ---------   ----------
  Investment Advisory Fees --
    Net                                   399        1,091       9,855         745          294
  Administrative Fees                     167          272       1,222         176           73
  Sub-Administrative Fees                  --           --          79          --           --
  Custodian Fees                          108          245       1,965          70           24
  Filing and Registration Fees             20           44          59          64           20
  Insurance                                 4            9          26           3            2
  Directors' Fees and Expenses              5            9          27           5            3
  Professional Fees                        20           28          55          18           20
  Shareholder Reports                      24           17          61          10            6
  Foreign Tax Expense                       7           90         288          --           --
  Distribution Fees on Class B
    Shares                                 --            8          16           4            5
  Other Expenses                            4           73          27           7            2
                                  -----------   ----------   ---------   ---------   ----------
    Total Expenses                        758        1,886      13,680       1,102          449
                                  -----------   ----------   ---------   ---------   ----------
NET INVESTMENT INCOME                   1,787        1,262       3,746       3,714          835
                                  -----------   ----------   ---------   ---------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                     11,281       (6,046)    112,333       4,663        3,028
  Foreign Currency Transactions         5,910         (279)     (1,448)         13          449
                                  -----------   ----------   ---------   ---------   ----------
    Total Net Realized Gain
      (Loss)                           17,191       (6,325)    110,885       4,676        3,477
                                  -----------   ----------   ---------   ---------   ----------
CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION):
  Investments                           6,085*      11,487**   243,615***    23,285       9,640
  Foreign Currency Translations          (570)          83        (540)        (42)         370
                                  -----------   ----------   ---------   ---------   ----------
    Total Net Change in
      Unrealized Appreciation
      (Depreciation)                    5,515       11,570     243,075      23,243       10,010
                                  -----------   ----------   ---------   ---------   ----------
TOTAL NET REALIZED GAIN (LOSS)
  AND CHANGE IN UNREALIZED
  APPRECIATION (DEPRECIATION)          22,706        5,245     353,960      27,919       13,487
                                  -----------   ----------   ---------   ---------   ----------
    Net Increase in Net Assets
      Resulting from Operations   $    24,493   $    6,507   $ 357,706   $  31,633   $   14,322
                                  -----------   ----------   ---------   ---------   ----------
                                  -----------   ----------   ---------   ---------   ----------

---------------

  *  Net of foreign taxes of $4,000 on unrealized appreciation.
 **  Net of foreign taxes of $94,000 on unrealized appreciation.
***  Net of foreign taxes of $6,023,000 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

                                                   INTERNATIONAL    INTERNATIONAL    INTERNATIONAL    JAPANESE       LATIN
                                           GOLD           EQUITY           MAGNUM        SMALL CAP      EQUITY    AMERICAN
                                      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                          (000)            (000)            (000)            (000)       (000)       (000)
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                          $      236   $       43,537   $        2,055   $        3,869   $     751   $     633
  Interest                                   77            4,516              332              197         130          43
  Less: Foreign Taxes Withheld              (10)          (5,624)            (262)            (451)       (113)         --
                                     ----------   --------------          -------          -------   ---------   ---------
    Total Income                            303           42,429            2,125            3,615         768         676
                                     ----------   --------------          -------          -------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                    94            9,927              544            1,146         629         318
    Basic Fees -- Sub Adviser                62               --               --               --          --          --
    Less: Fees Waived -- Adviser            (34)            (177)            (179)             (82)        (67)        (45)
    Less: Fees Waived -- Sub
      Adviser                               (23)              --               --               --          --          --
                                     ----------   --------------          -------          -------   ---------   ---------
  Investment Advisory Fees -- Net            99            9,750              365            1,064         562         273
  Administrative Fees                        27            1,921              116              191         127          48
  Sub-Administrative Fees                    --               --               --               --          --          11
  Custodian Fees                              9              382               82               66          19         102
  Filing and Registration Fees               20               84               56               15          39          25
  Insurance                                   1               40                1                5           5           3
  Directors' Fees and Expenses                2               46                3                6           5           2
  Foreign Tax Expense                        --               --               --               --          --          33
  Professional Fees                          15               51               26               24          18          22
  Shareholder Reports                        19              102               25               12           8           5
  Distribution Fees on Class B
    Shares                                    2                4               31               --           3           3
  Other Expenses                              7               31                3                5          81           1
                                     ----------   --------------          -------          -------   ---------   ---------
    Total Expenses                          201           12,411              708            1,388         867         528
                                     ----------   --------------          -------          -------   ---------   ---------
NET INVESTMENT INCOME (LOSS)                102           30,018            1,417            2,227         (99)        148
                                     ----------   --------------          -------          -------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                       (3,881)         119,544              358            7,644      (9,760)     10,124
  Foreign Currency Transactions             (50)          13,869            3,611             (981)     14,719          (6)
                                     ----------   --------------          -------          -------   ---------   ---------
    Total Net Realized Gain (Loss)       (3,931)         133,413            3,969            6,663       4,959      10,118
                                     ----------   --------------          -------          -------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                            (6,386)         202,159           17,188            8,616      34,614      10,226*
  Foreign Currency Translations               7           11,366             (308)           1,500      (6,332)          1
                                     ----------   --------------          -------          -------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)        (6,379)         213,525           16,880           10,116      28,282      10,227
                                     ----------   --------------          -------          -------   ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                        (10,310)         346,938           20,849           16,779      33,241      20,345
                                     ----------   --------------          -------          -------   ---------   ---------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                     $  (10,208)  $      376,956   $       22,266   $       19,006   $  33,142   $  20,493
                                     ----------   --------------          -------          -------   ---------   ---------
                                     ----------   --------------          -------          -------   ---------   ---------

---------------

*    Net of foreign tax of $13,000 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                          SMALL CAP
                                     AGGRESSIVE    EMERGING      EQUITY       VALUE               U.S. REAL       VALUE
                                         EQUITY      GROWTH      GROWTH      EQUITY   TECHNOLOGY     ESTATE      EQUITY    BALANCED
                                      PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                          (000)       (000)       (000)       (000)       (000)       (000)       (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                         $       546   $      34   $   2,153   $     309   $       6   $   4,303   $   1,611   $      54
  Interest                                  191          75         667          24          12         453          48         114
  Less: Foreign Taxes Withheld               --          --          --          --          --          (6)         --          --
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income                            737         109       2,820         333          18       4,750       1,659         168
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                   491         296       1,353         122          45       1,015         266          18
    Less: Fees Waived                       (47)        (16)        (88)        (49)        (45)        (74)        (62)        (18)
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Investment Advisory Fees -- Net           444         280       1,265          73          --         941         204          --
  Administrative Fees                        95          48         349          25           9         197          84           8
  Custodian Fees                             23          11          44           5          30          40          16           8
  Filing and Registration Fees               24          12          87          14          53          32          18          13
  Insurance                                   1           2           4           1          --           2           2          --
  Directors' Fees and Expenses                3           3           7           2           1           5           3           1
  Professional Fees                          12          12          16          10          21          13          12          10
  Shareholder Reports                         7           4          24          10          19          30          30           5
  Distribution Fees on Class B
    Shares                                   13           2           7           2           2          11           2           2
  Other Expenses                              4           6           6           3           2           5           6           1
  Expenses Reimbursed by Adviser             --          --          --          --         (81)         --          --         (21)
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Expenses                          626         380       1,809         145          56       1,276         377          27
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET INVESTMENT INCOME (LOSS)                111        (271)      1,011         188         (38)      3,474       1,282         141
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                        4,753      13,145      23,636       5,230       1,358      23,896       8,888         463
  Written Options                            --          --          --          --          11          --          --          --
  Securities Sold Short                      --          --          --          --         (10)         --          --          --
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Net Realized Gain               4,753      13,145      23,636       5,230       1,359      23,896       8,888         463
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION):
  Investments                            10,286     (12,825)     32,704      (1,039)      1,324       1,309       3,470         (51)
  Short Sales                              (416)         --          --          --          --          --          --          --
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)         9,870     (12,825)     32,704      (1,039)      1,324       1,309       3,470         (51)
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL NET REALIZED GAIN AND CHANGE
 IN UNREALIZED APPRECIATION
 (DEPRECIATION)                          14,623         320      56,340       4,191       2,683      25,205      12,358         412
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net Increase in Net Assets
      Resulting from Operations     $    14,734   $      49   $  57,351   $   4,379   $   2,645   $  28,679   $  13,640   $     553
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                    -----------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

                                     EMERGING                  GLOBAL                                       MUNICIPAL
                                      MARKETS       FIXED       FIXED        HIGH   MUNICIPAL       MONEY       MONEY
                                         DEBT      INCOME      INCOME       YIELD        BOND      MARKET      MARKET
                                    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                        (000)       (000)       (000)       (000)       (000)       (000)       (000)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                         $       8   $      16   $      --   $     174   $      --   $      --   $      --
  Interest                              7,868       4,390       2,813       5,413       1,220      34,416      12,149
  Less: Foreign Taxes Withheld             --          --         (11)         --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Income                        7,876       4,406       2,802       5,587       1,220      34,416      12,149
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                 777         229         199         288          85       1,864       1,022
    Less: Fees Waived                      --         (96)       (105)        (18)        (54)         --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Investment Advisory Fees -- Net         777         133          94         270          31       1,864       1,022
  Administrative Fees                     123         104          81          92          40         963         543
  Custodian Fees                          109          13          23          12           3          68          50
  Filing and Registration Fees             19          16          21          30          16          78          87
  Insurance                                 4           3           2           2           1          34          --
  Interest Expense                        218          --          --          --          --          --          --
  Directors' Fees and Expenses              5           4           3           3           2          37          18
  Professional Fees                        28          12          16          14          10          45          15
  Shareholder Reports                       7           6           5           6           4          --           2
  Distribution Fees on Class B
    shares                                  3           1           1           6          --          --          --
  Other Expenses                           12           4           6           3           2          37          14
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Expenses                      1,305         296         252         438         109       3,126       1,751
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET INVESTMENT INCOME                   6,571       4,110       2,550       5,149       1,111      31,290      10,398
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                     17,578       1,282         274         958           4          72          --
  Foreign Currency Transactions          (583)        375      (2,001)         --          --          --          --
  Securities Sold Short                  (392)         --          --          --          --          --          --
  Written Options                          35          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Net Realized Gain (Loss)     16,638       1,657      (1,727)        958           4          72          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION):
  Investments                           1,210      (1,337)     (3,157)      1,804         204          --          --
  Foreign Currency Translations             7         (95)        174          --          --          --          --
  Short Sales                             355          --          --          --          --          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)       1,572      (1,432)     (2,983)      1,804         204          --          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND
 CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                        18,210         225      (4,710)      2,762         208          72          --
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
    Net Increase (Decrease) in Net
      Assets Resulting from
      Operations                    $  24,781   $   4,335   $  (2,160)  $   7,911   $   1,319   $  31,362   $  10,398
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                    ---------   ---------   ---------   ---------   ---------   ---------   ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          ACTIVE
                                                          COUNTRY ALLOCATION                     ASIAN
                                                                                                 EQUITY
                                                          PORTFOLIO                              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

                                           SIX MONTHS ENDED         YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 1997       DECEMBER 31,       JUNE 30, 1997       DECEMBER 31,
                                                (UNAUDITED)               1996         (UNAUDITED)               1996
                                                      (000)              (000)               (000)              (000)
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $           1,787   $          2,195   $           1,262   $          3,107
  Net Realized Gain (Loss)                           17,191             26,210              (6,325)            27,596
  Change in Unrealized Appreciation
    (Depreciation)                                    5,515            (11,503)             11,570            (23,998)
---------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                  24,493             16,902               6,507              6,705
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  --            (11,942)                 --             (2,757)
  In Excess of Net Investment Income                     --               (307)                 --                 (5)
  Net Realized Gain                                      --             (6,994)                 --            (23,408)
  CLASS B+:
  Net Investment Income                                  --                (46)                 --                (59)
  In Excess of Net Investment Income                     --                 (1)                 --                 --
  Net Realized Gain                                      --                (28)                 --               (735)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --            (19,318)                 --            (26,964)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                         28,922             63,687             122,307            319,487
  Distributions Reinvested                               --             15,163                  --             22,963
  Redeemed                                          (94,374)           (63,918)           (173,315)          (274,658)
  CLASS B+:
  Subscribed                                             52              1,042               1,106             19,937
  Distributions Reinvested                               --                 76                  --                728
  Redeemed                                             (653)              (471)             (7,377)            (8,582)
---------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                              (66,053)            15,579             (57,279)            79,875
---------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                          (41,560)            13,163             (50,772)            59,616
NET ASSETS:
  Beginning of Period                               183,826            170,663             374,500            314,884
---------------------------------------------------------------------------------------------------------------------
  End of Period                           $         142,266   $        183,826   $         323,728   $        374,500
---------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net
    investment income included in end of
    period net assets                     $           1,479   $           (308)  $           1,258   $             (4)
---------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                  2,491              5,277               6,679             15,774
   Shares Issued on Distributions
     Reinvested                                          --              1,321                  --              1,221
   Shares Redeemed                                   (7,549)            (5,262)             (9,448)           (13,753)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                              (5,058)             1,336              (2,769)             3,242
---------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                      5                 87                  60                979
   Shares Issued on Distributions
     Reinvested                                          --                  7                  --                 39
   Shares Redeemed                                      (58)               (39)               (392)              (431)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                                 (53)                55                (332)               587

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          EMERGING                               EUROPEAN
                                                          MARKETS                                EQUITY
                                                          PORTFOLIO                              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

                                           SIX MONTHS ENDED         YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 1997       DECEMBER 31,       JUNE 30, 1997       DECEMBER 31,
                                                (UNAUDITED)               1996         (UNAUDITED)               1996
                                                      (000)              (000)               (000)              (000)
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $           3,746   $          8,495   $           3,714   $          2,360
  Net Realized Gain                                 110,885             19,598               4,676              1,760
  Change in Unrealized Appreciation
    (Depreciation)                                  243,075             80,354              23,243             22,277
---------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                 357,706            108,447              31,633             26,397
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  --             (7,165)                 --             (2,463)
  In Excess of Net Investment Income                     --               (197)                 --               (220)
  Net Realized Gain                                      --                 --                  --               (364)
  CLASS B+:
  Net Investment Income                                  --                (51)                 --                (36)
  In Excess of Net Investment Income                     --                 (1)                 --                 (3)
  Net Realized Gain                                      --                 --                  --                 (6)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --             (7,414)                 --             (3,092)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                        287,337            550,412              77,949            128,948
  Distributions Reinvested                               --              5,513                  --              2,886
  Redeemed                                         (137,485)          (229,242)            (47,553)           (46,075)
  CLASS B+:
  Subscribed                                          6,858             18,152               2,561              3,819
  Distributions Reinvested                               --                 43                  --                 39
  Redeemed                                           (9,712)            (4,283)             (1,517)            (1,495)
---------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
    Transactions                                    146,998            340,595              31,440             88,122
---------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                      504,704            441,628              63,073            111,427
NET ASSETS:
  Beginning of Period                             1,318,219            876,591             181,010             69,583
---------------------------------------------------------------------------------------------------------------------
  End of Period                           $       1,822,923   $      1,318,219   $         244,083   $        181,010
---------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net
    investment income included in end of
    period net assets                     $           3,548   $           (198)  $           3,491   $           (223)
---------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                 17,500             37,330               4,543              8,473
   Shares Issued on Distributions
     Reinvested                                          --                367                  --                177
   Shares Redeemed                                   (8,340)           (15,483)             (2,712)            (2,969)
---------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares
     Outstanding                                      9,160             22,214               1,831              5,681
---------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                    412              1,254                 143                254
   Shares Issued on Distributions
     Reinvested                                          --                  3                  --                  2
   Shares Redeemed                                     (594)              (288)                (87)               (97)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                                (182)               969                  56                159

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          GLOBAL
                                          EQUITY                                GOLD
                                          PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

                                           SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                (UNAUDITED)               1996        (UNAUDITED)               1996
                                                      (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $             835  $           1,086  $             102  $             153
  Net Realized Gain (Loss)                            3,477              7,313             (3,931)               493
  Change in Unrealized Appreciation
    (Depreciation)                                   10,010              7,828             (6,379)            (4,498)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                        14,322             16,227            (10,208)            (3,852)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  --             (1,075)               (78)              (135)
  In Excess of Net Investment Income                     --                 --                 --                (29)
  Net Realized Gain                                      --             (5,024)                --                 --
  In Excess of Net Realized Gain                         --                 --                 --             (1,681)
  CLASS B+:
  Net Investment Income                                  --                (45)                (2)                (4)
  In Excess of Net Investment Income                     --                 --                 --                 (1)
  Net Realized Gain                                      --               (223)                --                 --
  In Excess of Net Realized Gain                         --                 --                 --                (89)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --             (6,367)               (80)            (1,939)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                          7,637             15,476             14,021             52,836
  Distributions Reinvested                               --              5,960                 66              1,522
  Redeemed                                           (5,588)           (42,500)            (7,829)           (28,491)
  CLASS B+:
  Subscribed                                          2,763              3,900                562              2,457
  Distributions Reinvested                               --                268                  1                 38
  Redeemed                                           (2,240)              (414)              (414)              (800)
--------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                                2,572            (17,310)             6,407             27,562
--------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                           16,894             (7,450)            (3,881)            21,771
NET ASSETS:
  Beginning of Period                                84,225             91,675             29,180              7,409
--------------------------------------------------------------------------------------------------------------------
  End of Period                           $         101,119  $          84,225  $          25,299  $          29,180
--------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net
    investment income included in end of
    period net assets                     $             854  $              19  $              (8) $             (30)
--------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                    451                974              1,632              4,551
   Shares Issued on Distributions
     Reinvested                                          --                370                  8                162
   Shares Redeemed                                     (331)            (2,808)              (966)            (2,591)
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                                 120             (1,464)               674              2,122
--------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                    161                252                 69                216
   Shares Issued on Distributions
     Reinvested                                          --                 17                 --                  4
   Shares Redeemed                                     (135)               (27)               (47)               (72)
--------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares
     Outstanding                                         26                242                 22                148

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          INTERNATIONAL                         INTERNATIONAL
                                          EQUITY                                MAGNUM
                                          PORTFOLIO                             PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

                                                                                                         PERIOD FROM
                                                                                                           MARCH 15,
                                           SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED           1996* TO
                                              JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                (UNAUDITED)               1996        (UNAUDITED)               1996
                                                      (000)              (000)              (000)              (000)
--------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $          30,018  $          32,405  $           1,417  $             455
  Net Realized Gain                                 133,413            123,116              3,969              1,365
  Change in Unrealized Appreciation
    (Depreciation)                                  213,525            200,317             16,880              3,643
--------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                 376,956            355,838             22,266              5,463
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  --            (45,368)                --             (1,037)
  In Excess of Net Investment Income                     --                 --                 --               (169)
  Net Realized Gain                                      --           (101,435)                --                (87)
  CLASS B+:
  Net Investment Income                                  --                (97)                --               (273)
  In Excess of Net Investment Income                     --                 --                 --                (44)
  Net Realized Gain                                      --               (239)                --                (23)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --           (147,139)                --             (1,633)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                        280,618            508,163             40,308             82,326
  Distributions Reinvested                               --            131,405                 --              1,117
  Redeemed                                          (80,965)          (181,971)            (3,445)            (1,247)
  CLASS B+:
  Subscribed                                            755              5,025              8,057             22,789
  Distributions Reinvested                               --                305                 --                311
  Redeemed                                           (3,484)              (339)            (4,866)              (637)
--------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
    Transactions                                    196,924            462,588             40,054            104,659
--------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                      573,880            671,287             62,320            108,489
NET ASSETS:
  Beginning of Period                             2,269,817          1,598,530            108,489                 --
--------------------------------------------------------------------------------------------------------------------
  End of Period                           $       2,843,697  $       2,269,817  $         170,809  $         108,489
--------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net
    investment income included in end of
    period net assets                     $          29,745  $            (273) $           1,204  $            (213)
--------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                 15,945             31,209              3,649              8,015
   Shares Issued on Distributions
     Reinvested                                          --              7,837                 --                106
   Shares Redeemed                                   (4,532)           (10,975)              (295)              (117)
--------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares
     Outstanding                                     11,413             28,071              3,354              8,004
--------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                     43                321                723              2,211
   Shares Issued on Distributions
     Reinvested                                          --                 18                 --                 29
   Shares Redeemed                                     (208)               (20)              (441)               (60)
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                                (165)               319                282              2,180

--------------------------------------------------------------------------------

*    Commencement of Operations
+ The International Equity Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    INTERNATIONAL                         JAPANESE
                                                    SMALL CAP                             EQUITY
                                                    PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                          (UNAUDITED)               1996        (UNAUDITED)               1996
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                      $           2,227  $           2,830  $             (99) $             (98)
  Net Realized Gain                                             6,663              6,819              4,959             11,861
  Change in Unrealized Appreciation (Depreciation)             10,116             23,041             28,282            (17,205)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                            19,006             32,690             33,142             (5,442)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                            --             (3,001)                --            (11,178)
  In Excess of Net Investment Income                               --                 --                 --             (8,826)
  Net Realized Gain                                                --             (5,327)                --                 --
  CLASS B+:
  Net Investment Income                                            --                 --                 --               (277)
  In Excess of Net Investment Income                               --                 --                 --               (218)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              --             (8,328)                --            (20,499)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                   24,248             40,108             68,145            154,108
  Distributions Reinvested                                         --              7,416                 --             16,337
  Redeemed                                                    (11,470)           (35,812)           (80,924)          (112,210)
  CLASS B+:
  Subscribed                                                       --                 --              1,127              7,701
  Distributions Reinvested                                         --                 --                 --                435
  Redeemed                                                         --                 --             (2,601)            (4,048)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                               12,778             11,712            (14,253)            62,323
------------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                 31,784             36,074             18,889             36,382
NET ASSETS:
  Beginning of Period                                         234,743            198,669            155,660            119,278
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $         266,527  $         234,743  $         174,549  $         155,660
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net investment
    income/ accumulated net investment loss
    included in end of period net assets            $           2,550  $             323  $          (9,142) $          (9,043)
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                            1,361              2,406              8,555             16,432
   Shares Issued on Distributions Reinvested                       --                444                 --              2,042
   Shares Redeemed                                               (669)            (2,199)           (10,142)           (12,218)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  692                651             (1,587)             6,256
------------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                               --                 --                138                812
   Shares Issued on Distributions Reinvested                       --                 --                 --                 55
   Shares Redeemed                                                 --                 --               (323)              (435)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                   --                 --               (185)               432

--------------------------------------------------------------------------------

+    The Japanese Equity Portfolio began offering Class B shares on January
     2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         LATIN                               AGGRESSIVE
                                         AMERICAN                            EQUITY
                                         PORTFOLIO                           PORTFOLIO
--------------------------------------------------------------------------------------------------------------

                                          SIX MONTHS ENDED      YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED
                                             JUNE 30, 1997    DECEMBER 31,       JUNE 30, 1997    DECEMBER 31,
                                               (UNAUDITED)            1996         (UNAUDITED)            1996
                                                     (000)           (000)               (000)           (000)
--------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $             148   $         313   $             111   $         614
  Net Realized Gain                                 10,118           6,257               4,753          15,730
  Change in Unrealized Appreciation
    (Depreciation)                                  10,227           2,592               9,870               4
--------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                 20,493           9,162              14,734          16,348
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                 --            (273)               (110)           (549)
  In Excess of Net Realized Income                      --              (5)                 --              --
  Net Realized Gain                                     --          (4,475)                 --          (9,877)
  CLASS B+:
  Net Investment Income                                 --              (8)                 (4)            (62)
  Net Realized Gain                                     --            (164)                 --          (1,265)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --          (4,925)               (114)        (11,753)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                        41,581          18,267              75,591          40,946
  Distributions Reinvested                              --           4,324                  97           9,531
  Redeemed                                         (15,887)        (11,766)            (23,634)        (14,822)
  CLASS B+:
  Subscribed                                         3,338           1,308              10,458           9,581
  Distributions Reinvested                              --             147                   4           1,315
  Redeemed                                          (2,127)           (151)             (6,122)         (2,409)
--------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
    Transactions                                    26,905          12,129              56,394          44,142
--------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                      47,398          16,366              71,014          48,737
NET ASSETS:
  Beginning of Period                               31,742          15,376              77,285          28,548
--------------------------------------------------------------------------------------------------------------
  End of Period                          $          79,140   $      31,742   $         148,299   $      77,285
--------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net
    investment income included in end
    of period net assets                 $             143   $          (5)  $              29   $          32
--------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                 3,120           1,557               4,941           2,748
   Shares Issued on Distributions
     Reinvested                                         --             384                   7             665
   Shares Redeemed                                  (1,161)           (953)             (1,531)         (1,012)
--------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares
     Outstanding                                     1,959             988               3,417           2,401
--------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                   246             118                 674             672
   Shares Issued on Distributions
     Reinvested                                         --              13                  --              92
   Shares Redeemed                                    (156)            (13)               (406)           (153)
--------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares
     Outstanding                                        90             118                 268             611

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          EMERGING                               EQUITY
                                          GROWTH                                 GROWTH
                                          PORTFOLIO                              PORTFOLIO
---------------------------------------------------------------------------------------------------------------------

                                           SIX MONTHS ENDED         YEAR ENDED    SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 1997       DECEMBER 31,       JUNE 30, 1997       DECEMBER 31,
                                                (UNAUDITED)               1996         (UNAUDITED)               1996
                                                      (000)              (000)               (000)              (000)
---------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)            $            (271)  $           (904)  $           1,011   $          2,212
  Net Realized Gain                                  13,145             36,369              23,636             40,528
  Change in Unrealized Appreciation
    (Depreciation)                                  (12,825)           (31,141)             32,704             10,734
---------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                      49              4,324              57,351             53,474
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                  --                 --                (584)            (2,164)
  Net Realized Gain                                      --            (24,810)                 --            (42,560)
  CLASS B+:
  Net Investment Income                                  --                 --                  (3)               (46)
  Net Realized Gain                                      --             (1,588)                 --             (1,031)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    --            (26,398)               (587)           (45,801)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                         19,762             26,575             155,730            223,237
  Distributions Reinvested                               --             24,750                 534             41,770
  Redeemed                                          (23,970)           (87,418)            (64,124)           (78,208)
  CLASS B+:
  Subscribed                                            253              5,462               5,993              6,515
  Distributions Reinvested                               --              1,540                   2                993
  Redeemed                                           (3,191)            (1,423)             (3,843)            (1,891)
---------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                               (7,146)           (30,514)             94,292            192,416
---------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                           (7,097)           (52,588)            151,056            200,089
NET ASSETS:
  Beginning of Period                                66,790            119,378             358,201            158,112
---------------------------------------------------------------------------------------------------------------------
  End of Period                           $          59,693   $         66,790   $         509,257   $        358,201
---------------------------------------------------------------------------------------------------------------------
  Undistributed net investment
    income/accumulated net investment
    loss included in end of period net
    assets                                $            (274)  $             (3)  $             426   $              2
---------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                  1,529              1,202               9,882             14,718
   Shares Issued on Distributions
     Reinvested                                          --              1,845                  36              2,776
   Shares Redeemed                                   (1,869)            (3,952)             (4,009)            (5,067)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                                (340)              (905)              5,909             12,427
---------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                     20                246                 377                418
   Shares Issued on Distributions
     Reinvested                                          --                115                  --                 66
   Shares Redeemed                                     (236)               (64)               (247)              (116)
---------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                                (216)               297                 130                368

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                          SMALL CAP
                                          VALUE EQUITY                           TECHNOLOGY
                                          PORTFOLIO                              PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------

                                                                                                              PERIOD FROM
                                                                                                            SEPTEMBER 16,
                                           SIX MONTHS ENDED         YEAR ENDED    SIX MONTHS ENDED               1996* TO
                                              JUNE 30, 1997       DECEMBER 31,       JUNE 30, 1997           DECEMBER 31,
                                                (UNAUDITED)               1996         (UNAUDITED)                   1996
                                                      (000)              (000)               (000)                  (000)
-------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)            $             188   $            888   $             (38)                 $ (11)
  Net Realized Gain (Loss)                            5,230              6,620               1,359                    (11)
  Change in Unrealized Appreciation
    (Depreciation)                                   (1,039)              (902)              1,324                    296
-------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                                   4,379              6,606               2,645                    274
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                (125)              (851)                 --                     --
  Net Realized Gain                                      --             (5,696)                 --                     --
  CLASS B+:
  Net Investment Income                                  (5)               (34)                 --                     --
  Net Realized Gain                                      --               (413)                 --                     --
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (130)            (6,994)                 --                     --
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                         10,442             14,319              11,969                  3,375
  Distributions Reinvested                              116              5,982                  --                     --
  Redeemed                                          (11,377)           (48,028)             (1,644)                    --
  CLASS B+:
  Subscribed                                          2,951              1,899                 150                  1,485
  Distributions Reinvested                                4                376                  --                     --
  Redeemed                                             (828)              (420)               (654)                   (52)
-------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                                1,308            (25,872)              9,821                  4,808
-------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                            5,557            (26,260)             12,466                  5,082
NET ASSETS:
  Beginning of Period                                25,659             51,919               5,082                     --
-------------------------------------------------------------------------------------------------------------------------
  End of Period                           $          31,216   $         25,659   $          17,548                 $5,082
-------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment
    income/accumulated net investment
    loss included in end of period net
    assets                                $              61   $              3   $             (38)                 $  --
-------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                    926              1,157                 994                    336
   Shares Issued on Distributions
     Reinvested                                          10                537                  --                     --
   Shares Redeemed                                     (984)            (3,850)               (141)                    --
-------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                                 (48)            (2,156)                853                    336
-------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                    242                153                  12                    144
   Shares Issued on Distributions
     Reinvested                                           1                 34                  --                     --
   Shares Redeemed                                      (75)               (32)                (53)                    (5)
-------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                                 168                155                 (41)                   139

--------------------------------------------------------------------------------

*    Commencement of Operations
+ The Small Cap Value Equity Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    U.S.                                  VALUE
                                                                    REAL ESTATE                           EQUITY
                                                                    PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                          (UNAUDITED)               1996        (UNAUDITED)               1996
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $           3,474  $           3,916  $           1,282  $           3,431
  Net Realized Gain                                            23,896             17,097              8,888             15,759
  Change in Unrealized Appreciation (Depreciation)              1,309             28,458              3,470              2,404
------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                                 28,679             49,471             13,640             21,594
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        (1,187)            (3,888)              (672)            (3,374)
  In Excess of Net Investment Income                               --                 (2)                --                 --
  Net Realized Gain                                                --            (12,504)                --            (17,256)
  CLASS B+:
  Net Investment Income                                           (30)              (148)               (10)               (58)
  Net Realized Gain                                                --               (559)                --               (357)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (1,217)           (17,101)              (682)           (21,045)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                  136,202            119,585             12,870             38,132
  Distributions Reinvested                                        771             14,340                570             19,004
  Redeemed                                                    (74,167)           (24,190)           (34,796)           (99,013)
  CLASS B+:
  Subscribed                                                    9,260              8,149              1,084              2,992
  Distributions Reinvested                                         19                514                 10                401
  Redeemed                                                     (6,962)            (1,175)            (1,904)              (747)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                               65,123            117,223            (22,166)           (39,231)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                      92,585            149,593             (9,208)           (38,682)
NET ASSETS:
  Beginning of Period                                         219,102             69,509            108,683            147,365
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $         311,687  $         219,102  $          99,475  $         108,683
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net investment
    income included in end of period net assets     $           2,255  $              (2) $             607  $               7
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                            9,053              9,313                899              2,649
   Shares Issued on Distributions Reinvested                       52              1,047                 41              1,340
   Shares Redeemed                                             (4,961)            (1,849)            (2,351)            (6,919)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                4,144              8,511             (1,411)            (2,930)
------------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                              624                662                 74                207
   Shares Issued on Distributions Reinvested                        1                 37                  1                 28
   Shares Redeemed                                               (463)               (92)              (132)               (51)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  162                607                (57)               184

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                          EMERGING
                                                                    BALANCED                              MARKETS DEBT
                                                                    PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                          (UNAUDITED)               1996        (UNAUDITED)               1996
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $             141  $             584  $           6,571  $          21,910
  Net Realized Gain                                               463              1,846             16,638             57,165
  Change in Unrealized Appreciation (Depreciation)                (51)            (1,083)             1,572                309
------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                                    553              1,347             24,781             79,384
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                           (61)              (477)                --            (14,104)
  In Excess of Net Investment Income                               --                 (1)                --                (74)
  Net Realized Gain                                                --             (1,690)                --            (51,244)
  CLASS B+:
  Net Investment Income                                           (12)              (108)                --               (381)
  In Excess of Net Investment Income                               --                 --                 --                 (2)
  Net Realized Gain                                                --               (548)                --             (1,391)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                             (73)            (2,824)                --            (67,196)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                      984              1,205             45,330             79,712
  Distributions Reinvested                                         45              1,898                 --             51,784
  Redeemed                                                     (1,965)           (18,709)           (59,614)          (173,915)
  CLASS B+:
  Subscribed                                                       --              3,269              1,399              4,437
  Distributions Reinvested                                         12                607                 --              1,522
  Redeemed                                                     (1,060)            (1,246)            (3,159)            (1,211)
------------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Capital Share Transactions                   (1,984)           (12,976)           (16,044)           (37,671)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                      (1,504)           (14,453)             8,737            (25,483)
NET ASSETS:
  Beginning of Period                                           8,189             22,642            156,395            181,878
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $           6,685  $           8,189  $         165,132  $         156,395
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net investment
    income included in end of period net assets     $              67  $              (1) $           6,495  $             (76)
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                              118                121              5,628              8,356
   Shares Issued on Distributions Reinvested                        5                215                 --              6,805
   Shares Redeemed                                               (233)            (1,872)            (7,464)           (16,141)
------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Class A Shares Outstanding                    (110)            (1,536)            (1,836)              (980)
------------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                               --                327                172                467
   Shares Issued on Distributions Reinvested                        1                 71                 --                201
   Shares Redeemed                                               (127)              (129)              (404)              (103)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) Class B Shares
     Outstanding                                                 (126)               269               (232)               565

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FIXED                                 GLOBAL
                                                                    INCOME                                FIXED INCOME
                                                                    PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                          (UNAUDITED)               1996        (UNAUDITED)               1996
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $           4,110  $          10,061  $           2,550  $           6,007
  Net Realized Gain (Loss)                                      1,657              3,047             (1,727)             2,742
  Change in Unrealized Appreciation (Depreciation)             (1,432)            (6,343)            (2,983)            (1,546)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             4,335              6,765             (2,160)             7,203
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        (3,267)           (10,366)            (1,395)            (5,986)
  In Excess of Net Investment Income                               --                (14)                --                 --
  CLASS B+:
  Net Investment Income                                           (34)               (73)                (9)               (88)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (3,301)           (10,453)            (1,404)            (6,074)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                   30,562             43,737             14,253             53,391
  Distributions Reinvested                                      2,806              8,559              1,139              5,288
  Redeemed                                                    (31,153)           (83,396)           (38,992)           (49,742)
  CLASS B+:
  Subscribed                                                    2,317              2,038                257              2,353
  Distributions Reinvested                                         19                 64                  8                 78
  Redeemed                                                     (1,158)              (646)            (1,383)              (902)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                                3,393            (29,644)           (24,718)            10,466
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                       4,427            (33,332)           (28,282)            11,595
NET ASSETS:
  Beginning of Period                                         132,195            165,527            114,447            102,852
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $         136,622  $         132,195  $          86,165  $         114,447
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net investment
    income included in end of period net assets     $             795  $             (14) $           1,758  $             612
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                            2,904              4,156              1,295              4,846
   Shares Issued on Distributions Reinvested                      267                812                106                480
   Shares Redeemed                                             (2,946)            (7,913)            (3,599)            (4,503)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                  225             (2,945)            (2,198)               823
------------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                              220                194                 23                213
   Shares Issued on Distributions Reinvested                        2                  6                  1                  7
   Shares Redeemed                                               (110)               (62)              (125)               (82)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  112                138               (101)               138

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    HIGH                                  MUNICIPAL
                                                                    YIELD                                 BOND
                                                                    PORTFOLIO                             PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED         YEAR ENDED   SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1997       DECEMBER 31,      JUNE 30, 1997       DECEMBER 31,
                                                          (UNAUDITED)               1996        (UNAUDITED)               1996
                                                                (000)              (000)              (000)              (000)
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $           5,149  $           8,522  $           1,111  $           1,840
  Net Realized Gain (Loss)                                        958                687                  4                 (6)
  Change in Unrealized Appreciation (Depreciation)              1,804              3,436                204               (686)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                                  7,911             12,645              1,319              1,148
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        (3,891)            (8,340)              (898)            (1,821)
  In Excess of Net Investment Income                               --                 (4)                --                (16)
  Net Realized Gain                                                --                 --                 --                 --
  CLASS B+:
  Net Investment Income                                          (157)              (333)                --                 (4)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (4,048)            (8,677)              (898)            (1,841)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                   42,457             48,672             22,597             18,758
  Distributions Reinvested                                      3,074              6,490                873              1,724
  Redeemed                                                    (33,184)           (25,529)           (10,564)           (25,432)
  CLASS B+:
  Subscribed                                                    3,460              6,981                 --                171
  Distributions Reinvested                                        115                244                 --                  4
  Redeemed                                                     (3,697)            (1,743)               (69)              (105)
------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                               12,225             35,115             12,837             (4,880)
------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                      16,088             39,083             13,258             (5,573)
NET ASSETS:
  Beginning of Period                                         101,328             62,245             40,296             45,869
------------------------------------------------------------------------------------------------------------------------------
  End of Period                                     $         117,416  $         101,328  $          53,554  $          40,296
------------------------------------------------------------------------------------------------------------------------------
  Undistributed (Overdistributed) net investment
    income included in end of period net assets     $           1,097  $              (4) $             197  $             (16)
------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                            3,832              4,604              2,215              1,830
   Shares Issued on Distributions Reinvested                      279                610                 86                169
   Shares Redeemed                                             (3,018)            (2,400)            (1,032)            (2,496)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                                1,093              2,814              1,269               (497)
------------------------------------------------------------------------------------------------------------------------------
   CLASS B+:
   Shares Subscribed                                              312                662                 --                 17
   Shares Issued on Distributions Reinvested                       10                 23                 --                 --
   Shares Redeemed                                               (335)              (165)                (7)               (10)
------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                                  (13)               520                 (7)                 7

--------------------------------------------------------------------------------

+    Each Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    MONEY                             MUNICIPAL
                                                    MARKET                            MONEY MARKET
                                                    PORTFOLIO                         PORTFOLIO
----------------------------------------------------------------------------------------------------------------------

                                                         SIX MONTHS                        SIX MONTHS
                                                              ENDED       YEAR ENDED            ENDED       YEAR ENDED
                                                      JUNE 30, 1997     DECEMBER 31,    JUNE 30, 1997     DECEMBER 31,
                                                        (UNAUDITED)             1996      (UNAUDITED)             1996
                                                              (000)            (000)            (000)            (000)
----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                             $        31,290  $        54,883  $        10,398  $        19,261
  Net Realized Gain (Loss)                                       72             (469)              --              (22)
----------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                               31,362           54,414           10,398           19,239
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                                     (31,290)         (54,883)         (10,398)         (19,261)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                              6,381,357       13,167,615        2,668,803        5,869,663
  Distributions Reinvested                                   28,800           51,181           10,449           18,242
  Redeemed                                               (6,419,587)     (12,770,387)      (2,689,006)      (5,617,992)
----------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                             (9,430)         448,409           (9,754)         269,913
----------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                    (9,358)         447,940           (9,754)         269,891
NET ASSETS:
  Beginning of Period                                     1,284,633          836,693          721,410          451,519
----------------------------------------------------------------------------------------------------------------------
  End of Period                                     $     1,275,275  $     1,284,633  $       711,656  $       721,410
----------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      6,381,357       13,167,615        2,668,803        5,869,663
   Shares Issued on Distributions Reinvested                 28,800           51,181           10,449           18,242
   Shares Redeemed                                       (6,419,587)     (12,770,387)      (2,689,006)      (5,617,992)
----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                             (9,430)         448,409           (9,754)         269,913
----------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE COUNTRY ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                         CLASS A
                                ------------------------------------------------------------------------------------------
                                    SIX MONTHS                                                    TWO MONTHS   PERIOD FROM
                                         ENDED                                                         ENDED   JANUARY 17,
                                      JUNE 30,              YEAR ENDED DECEMBER 31,                 DECEMBER      1992* TO
                                        1997++   ---------------------------------------------           31,   OCTOBER 31,
                                   (UNAUDITED)        1996        1995        1994        1993          1992          1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $        11.44   $   11.63   $   11.65   $   12.21   $    9.59   $      9.37   $     10.00
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)               0.11        0.24        0.17        0.19        0.13          0.02          0.11
  Net Realized and Unrealized
    Gain (Loss) on Investments            1.44        0.88        1.00       (0.25)       2.75          0.20         (0.74)
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
    Total from Investment
      Operations                          1.55        1.12        1.17       (0.06)       2.88          0.22         (0.63)
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income                     --       (0.81)      (0.25)      (0.14)      (0.09)           --            --
  In Excess of Net Investment
    Income                                  --       (0.02)      (0.10)         --       (0.08)           --            --
  Net Realized Gain                         --       (0.48)      (0.84)      (0.36)         --            --            --
  In Excess of Net Realized
    Gain                                    --          --          --          --       (0.09)           --            --
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
    Total Distributions                     --       (1.31)      (1.19)      (0.50)      (0.26)           --            --
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
NET ASSET VALUE, END OF PERIOD  $        12.99   $   11.44   $   11.63   $   11.65   $   12.21   $      9.59   $      9.37
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
TOTAL RETURN                             13.55%       9.71%      10.57%      (0.52)%     30.72%         2.35%        (6.30)%
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
                                        ------   ---------   ---------   ---------   ---------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $142,237    $183,193    $170,663    $182,977    $150,854       $50,234       $47,534
Ratio of Expenses to Average
  Net Assets (1)                          0.80%**      0.80%      0.80%       0.80%       0.80%         0.80%**        0.88%**
Ratio of Net Investment Income
  to Average Net Assets (1)               1.91%**      1.22%      1.26%       1.43%       1.29%         1.22%**        2.32%**
Portfolio Turnover Rate                    %32          65%         72%         51%         53%          % 2           %62
Average Commission Rate:#
  Per Share                            $0.0080     $0.0028         N/A         N/A         N/A           N/A           N/A
  As a Percentage of Trade
    Amount                                0.08%       0.11%        N/A         N/A         N/A           N/A           N/A
-----------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income                 $0.01       $0.03       $0.05       $0.03       $0.05         $0.01         $0.03
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                             1.07%**      1.09%      1.18%       1.00%       1.33%         1.70%**        1.58%**
     Net Investment Income to
       Average Net Assets                 1.69%**      0.94%      0.88%       1.23%       0.76%         0.32%**        1.62%**
--------------------------------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         ----------------------------
                                           SIX MONTHS     PERIOD FROM
                                                ENDED      JANUARY 2,
                                             JUNE 30,      1996*** TO
                                               1997++    DECEMBER 31,
                                          (UNAUDITED)            1996
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      11.44   $       11.66
                                               ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.04            0.06
  Net Realized and Unrealized Gain on
    Investments                                  1.49            1.00
                                               ------          ------
    Total from Investment Operations             1.53            1.06
                                               ------          ------
DISTRIBUTIONS
  Net Investment Income                            --           (0.78)
  In Excess of Net Investment Income               --           (0.02)
  Net Realized Gain                                --           (0.48)
                                               ------          ------
    Total Distributions                            --           (1.28)
                                               ------          ------
NET ASSET VALUE, END OF PERIOD           $      12.97   $       11.44
                                               ------          ------
                                               ------          ------
TOTAL RETURN                                    13.37%           9.22%
                                               ------          ------
                                               ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $         29   $         633
Ratio of Expenses to Average Net Assets
  (2)                                            1.05%**          1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                         0.79%**          1.09%**
Portfolio Turnover Rate                            32%             65%
Average Commission Rate:
  Per Share                                   $0.0080         $0.0028
  As a Percentage of Trade Amount                0.08%           0.11%
-----------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                        $0.01           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.34%**          1.33%**
     Net Investment Income to Average
       Net Assets                                0.52%**          0.82%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.
 ++ Per share amounts for the period ended June 30, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                ----------------------------------------------------------------------------------------
                                                                                                         TWO
                                    SIX MONTHS                                                        MONTHS        YEAR
                                         ENDED                                                         ENDED       ENDED
                                      JUNE 30,               YEAR ENDED DECEMBER 31,                DECEMBER     OCTOBER
                                          1997   -----------------------------------------------         31,         31,
                                   (UNAUDITED)          1996        1995        1994        1993        1992        1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $        18.73   $     19.48   $   21.54   $   26.20   $   13.11   $   13.63   $    9.67
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)               0.08          0.17        0.18        0.11        0.10        0.01        0.14
  Net Realized and Unrealized
    Gain (Loss) on Investments            0.35          0.50        1.11       (4.15)      13.38       (0.53)       3.86
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
    Total from Investment
      Operations                          0.43          0.67        1.29       (4.04)      13.48       (0.52)       4.00
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS
  Net Investment Income                     --         (0.15)      (0.34)      (0.09)      (0.01)         --       (0.04)
  In Excess of Net Investment
    Income                                  --         (0.00)+     (0.00)+        --       (0.13)         --          --
  Net Realized Gain                         --         (1.27)      (3.01)      (0.53)      (0.12)         --          --
  In Excess of Net Realized
    Gain                                    --            --          --          --       (0.13)         --          --
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
    Total Distributions                     --         (1.42)      (3.35)      (0.62)      (0.39)         --       (0.04)
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
NET ASSET VALUE, END OF PERIOD  $        19.16   $     18.73   $   19.48   $   21.54   $   26.20   $   13.11   $   13.63
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
TOTAL RETURN                              2.30%         3.49%       6.87%     (15.81)%    105.71%      (3.82)%     41.50%
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
                                        ------   -----------   ---------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $318,844      $363,498    $314,884    $276,906    $287,136     $41,978     $41,017
Ratio of Expenses to Average
  Net Assets (1)                          1.00%**        1.00%      1.00%       1.00%       1.00%       1.00%**      1.00%
Ratio of Net Investment Income
  to Average Net Assets (1)               0.74%**        0.74%      0.97%       0.52%       0.83%       0.61%**      1.53%
Portfolio Turnover Rate                    %48           %69          42%         47%         18%         10%         33%
Average Commission Rate:#
  Per Share                            $0.0111       $0.0111         N/A         N/A         N/A         N/A         N/A
  As a Percentage of Trade
    Amount                                0.50%         0.52%        N/A         N/A         N/A         N/A         N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income                 $0.02         $0.05       $0.03       $0.04       $0.05       $0.02       $0.06
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                             1.25%**        1.25%      1.18%       1.20%       1.38%       2.02%**      1.63%
     Net Investment Income
       (Loss) to Average Net
       Assets                             0.58%**        0.54%      0.79%       0.32%       0.45%      (0.41)%**      0.90%
------------------------------------------------------------------------------------------------------------------------

                                                   CLASS B
                                         ----------------------------
                                           SIX MONTHS     PERIOD FROM
                                                ENDED      JANUARY 2,
                                             JUNE 30,      1996*** TO
                                                 1997    DECEMBER 31,
                                          (UNAUDITED)            1996
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      18.74   $       19.55
                                               ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.04            0.11
  Net Realized and Unrealized Gain on
    Investments                                  0.37            0.46
                                               ------          ------
    Total from Investment Operations             0.41            0.57
                                               ------          ------
DISTRIBUTIONS
  Net Investment Income                            --           (0.11)
  Net Realized Gain                                --           (1.27)
                                               ------          ------
    Total Distributions                            --           (1.38)
                                               ------          ------
NET ASSET VALUE, END OF PERIOD           $      19.15   $       18.74
                                               ------          ------
                                               ------          ------
TOTAL RETURN                                     2.19%           2.92%
                                               ------          ------
                                               ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $4,884         $11,002
Ratio of Expenses to Average Net Assets
  (2)                                            1.25%**          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                         0.41%**          0.58%**
Portfolio Turnover Rate                            48%             69%
Average Commission Rate:
  Per Share                                   $0.0111         $0.0111
  As a Percentage of Trade Amount                0.50%           0.52%
-----------------
(2) Effect of voluntary expense
    limitation during the period:
     Per share benefit to net
       investment income                        $0.02           $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.51%**          1.52%**
     Net Investment Income to Average
       Net Assets                                0.24%**          0.37%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                           CLASS A
                                ---------------------------------------------------------------------------------------------
                                                                                                                  PERIOD FROM
                                   SIX MONTHS                                                        TWO MONTHS     SEPTEMBER
                                        ENDED                                                             ENDED           25,
                                     JUNE 30,                YEAR ENDED DECEMBER 31,                   DECEMBER      1992* TO
                                         1997   -------------------------------------------------           31,   OCTOBER 31,
                                  (UNAUDITED)          1996        1995         1994         1993          1992          1992
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       14.66   $     13.14   $   16.30   $    19.00   $    10.22   $     10.11   $     10.00
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (Loss)
    (1)                                  0.04          0.09        0.08        (0.04)       (0.01)           --            --
  Net Realized and Unrealized
    Gain (Loss) on Investments           3.74          1.51       (2.05)       (1.69)        8.79          0.11          0.11
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
    Total from Investment
      Operations                         3.78          1.60       (1.97)       (1.73)        8.78          0.11          0.11
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income                    --         (0.08)      (0.06)          --           --            --            --
  Net Realized Gain                        --            --       (1.13)       (0.97)          --            --            --
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
    Total Distributions                    --         (0.08)      (1.19)       (0.97)          --            --            --
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD  $       18.44   $     14.66   $   13.14   $    16.30   $    19.00   $     10.22   $     10.11
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
TOTAL RETURN                            25.78%        12.19%     (12.77)%      (9.63)%      85.91%         1.09%         1.10%
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
                                       ------   -----------   ---------   ----------   ----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                      $1,808,434    $1,304,006    $876,591     $929,638     $735,352       $74,219       $28,806
Ratio of Expenses to Average
  Net Assets (1)                         1.69%**        1.74%      1.72%        1.75%        1.75%         1.75%**        1.75%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets
  (1)                                    0.48%**        0.69%      0.60%       (0.26)%      (0.06)%       (0.33)%**       (0.53)%**
Portfolio Turnover Rate                   %40            55%         54%          32%          52%         %  2          %  0
Average Commission Rate:#
  Per Share                           $0.0013       $0.0006         N/A          N/A          N/A           N/A           N/A
  As a Percentage of Trade
    Amount                               0.39%         0.42%        N/A          N/A          N/A           N/A           N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income                  N/A           N/A         N/A          N/A        $0.01         $0.00         $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                             N/A           N/A         N/A          N/A         1.79%         2.48%**        4.82%**
     Net Investment Loss to
       Average Net Assets                 N/A           N/A         N/A          N/A        (0.10)%       (1.06)%**       (3.60)%**
-----------------------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                         -----------------------------
                                            SIX MONTHS     PERIOD FROM
                                                 ENDED      JANUARY 2,
                                              JUNE 30,      1996*** TO
                                                  1997    DECEMBER 31,
                                           (UNAUDITED)            1996
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       14.66   $       13.25
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.01            0.04
  Net Realized and Unrealized Gain on
    Investments                                   3.75            1.42
                                                ------          ------
    Total from Investment Operations              3.76            1.46
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                             --           (0.05)
                                                ------          ------
    Total Distributions                             --           (0.05)
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $       18.42   $       14.66
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                     25.65%          11.04%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $14,489         $14,213
Ratio of Expenses to Average Net Assets           1.94%**          1.99%**
Ratio of Net Investment Income to
  Average Net Assets                              0.16%**          0.33%**
Portfolio Turnover Rate                             40%             55%
Average Commission Rate:
  Per Share                                    $0.0013         $0.0006
  As a Percentage of Trade Amount                 0.39%           0.42%

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                   CLASS A
                                -----------------------------------------------------------------------------
                                                                                                  PERIOD FROM
                                   SIX MONTHS                                                        APRIL 2,
                                        ENDED              YEAR ENDED DECEMBER 31,                   1993* TO
                                JUNE 30, 1997   ---------------------------------------------    DECEMBER 31,
                                  (UNAUDITED)            1996            1995            1994            1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       16.70   $       13.92   $       13.94   $       12.91   $       10.00
                                       ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)              0.30            0.24            0.14            0.08            0.08
  Net Realized and Unrealized
    Gain on Investments                  2.18            2.85            1.37            1.29            2.83
                                       ------          ------          ------          ------          ------
    Total from Investment
      Operations                         2.48            3.09            1.51            1.37            2.91
                                       ------          ------          ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                    --           (0.25)          (0.15)          (0.09)             --
  In Excess of Net Investment
    Income                                 --           (0.02)             --              --              --
  Net Realized Gain                        --           (0.04)          (1.38)          (0.25)             --
                                       ------          ------          ------          ------          ------
    Total Distributions                    --           (0.31)          (1.53)          (0.34)             --
                                       ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD  $       19.18   $       16.70   $       13.92   $       13.94   $       12.91
                                       ------          ------          ------          ------          ------
                                       ------          ------          ------          ------          ------
TOTAL RETURN                            14.85%          22.29%          11.85%          10.88%          29.10%
                                       ------          ------          ------          ------          ------
                                       ------          ------          ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $239,958        $178,356         $69,583         $27,634         $12,681
Ratio of Expenses to Average
  Net Assets (1)                         1.00%**          1.00%          1.00%           1.00%           1.00%**
Ratio of Net Investment Income
  to Average Net Assets (1)              3.38%**          1.83%          1.37%           0.87%           1.23%**
Portfolio Turnover Rate                    14%             24%             13%             79%             15%
Average Commission Rate:#
  Per Share                           $0.0201         $0.0212             N/A             N/A             N/A
  As a Percentage of Trade
    Amount                               0.18%           0.23%            N/A             N/A             N/A
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                $0.01           $0.02           $0.03           $0.06           $0.09
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            1.12%**          1.16%          1.25%           1.62%           2.43%**
     Net Investment Income
       (Loss) to Average Net
       Assets                            3.26%**          1.67%          1.12%           0.25%          (0.21)%**
-------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                         -----------------------------
                                                           PERIOD FROM
                                            SIX MONTHS      JANUARY 2,
                                                 ENDED      1996*** TO
                                         JUNE 30, 1997    DECEMBER 31,
                                           (UNAUDITED)            1996
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       16.67   $       14.05
                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.24            0.18
  Net Realized and Unrealized Gain on
    Investments                                   2.23            2.73
                                                ------          ------
    Total from Investment Operations              2.47            2.91
                                                ------          ------
DISTRIBUTIONS
  Net Investment Income                             --           (0.23)
  In Excess of Net Investment Income                --           (0.02)
  Net Realized Gain                                 --           (0.04)
                                                ------          ------
    Total Distributions                             --           (0.29)
                                                ------          ------
NET ASSET VALUE, END OF PERIOD           $       19.14   $       16.67
                                                ------          ------
                                                ------          ------
TOTAL RETURN                                     14.82%          20.76%
                                                ------          ------
                                                ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $       4,125   $       2,654
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%**          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          3.28%**          1.67%**
Portfolio Turnover Rate                             14%             24%
Average Commission Rate:
  Per Share                                    $0.0201         $0.0212
  As a Percentage of Trade Amount                 0.18%           0.23%
-----------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                         $0.01           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.37%**          1.40%**
     Net Investment Income to Average
       Net Assets                                 3.16%**          1.52%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                     SIX                                                                 PERIOD FROM
                                  MONTHS                                                 TWO MONTHS         JULY 15,
                                   ENDED                                                      ENDED            1992*
                                JUNE 30,              YEAR ENDED DECEMBER 31,              DECEMBER       TO OCTOBER
                                    1997     -----------------------------------------          31,              31,
                                (UNAUDITED)      1996       1995       1994       1993         1992             1992
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $  16.24     $  14.31   $  13.40   $  13.87   $   9.75   $     9.35      $     10.00
                                --------     --------   --------   --------   --------   ----------      -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)         0.16         0.23       0.18       0.08       0.08         0.01             0.02
  Net Realized and Unrealized
    Gain (Loss) on Investments      2.57         3.02       2.26       0.79       4.18         0.39            (0.67)
                                --------     --------   --------   --------   --------   ----------      -----------
    Total from Investment
      Operations                    2.73         3.25       2.44       0.87       4.26         0.40            (0.65)
                                --------     --------   --------   --------   --------   ----------      -----------
DISTRIBUTIONS
  Net Investment Income               --        (0.23)     (0.22)     (0.12)     (0.02)          --               --
  In Excess of Net Investment
    Income                            --           --         --         --      (0.03)          --               --
  Net Realized Gain                   --        (1.09)     (1.31)     (1.22)     (0.09)          --               --
                                --------     --------   --------   --------   --------   ----------      -----------
    Total Distributions               --        (1.32)     (1.53)     (1.34)     (0.14)          --               --
                                --------     --------   --------   --------   --------   ----------      -----------
NET ASSET VALUE, END OF PERIOD  $  18.97     $  16.24   $  14.31   $  13.40   $  13.87   $     9.75      $      9.35
                                --------     --------   --------   --------   --------   ----------      -----------
                                --------     --------   --------   --------   --------   ----------      -----------
TOTAL RETURN                       16.81%       22.83%     18.66%      6.95%     44.24%        4.28%           (6.50)%
                                --------     --------   --------   --------   --------   ----------      -----------
                                --------     --------   --------   --------   --------   ----------      -----------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                    $96,056      $80,297    $91,675    $78,935    $19,918      $11,739          $11,257
Ratio of Expenses to Average
  Net Assets (1)                    1.00%**      1.00%      1.00%      1.00%      1.00%        1.00%**          1.00%**
Ratio of Net Investment Income
  to Average Net Assets (1)         1.89%**      1.38%      1.17%      0.87%      0.84%        0.69%**          1.00%**
Portfolio Turnover Rate               14%          26%        28%        12%        42%           5%              10%
Average Commission Rate:#
  Per Share                      $0.0298      $0.0299        N/A        N/A        N/A          N/A              N/A
  As a Percentage of Trade
    Amount                          0.27%        0.25%       N/A        N/A        N/A          N/A              N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income           $0.01        $0.03      $0.02      $0.02      $0.01        $0.02            $0.08
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                       1.14%**      1.15%      1.13%      1.24%      1.66%        2.49%**          5.22%**
     Net Investment Income
       (Loss) to Average Net
       Assets                       1.75%**      1.23%      1.04%      0.63%      0.18%       (0.80)%**        (3.22)%**
--------------------------------------------------------------------------------------------------------------------

                                          CLASS B
                                ----------------------------
                                                 PERIOD FROM
                                  SIX MONTHS      JANUARY 2,
                                  ENDED JUNE      1996*** TO
                                    30, 1997    DECEMBER 31,
                                 (UNAUDITED)            1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      16.21   $       14.36
                                      ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.12            0.13
  Net Realized and Unrealized
    Gain on Investments                 2.57            3.02
                                      ------          ------
    Total from Investment
      Operations                        2.69            3.15
                                      ------          ------
DISTRIBUTIONS
  Net Investment Income                   --           (0.21)
  Net Realized Gain                       --           (1.09)
                                      ------          ------
    Total Distributions                   --           (1.30)
                                      ------          ------
NET ASSET VALUE, END OF PERIOD  $      18.90   $       16.21
                                      ------          ------
                                      ------          ------
TOTAL RETURN                           16.60%          22.04%
                                      ------          ------
                                      ------          ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $      5,063   $       3,928
Ratio of Expenses to Average
  Net Assets (2)                        1.25%**          1.25%**
Ratio of Net Investment Income
  to Average Net Assets (2)             1.67%**          1.29%**
Portfolio Turnover Rate                   14%             26%
Average Commission Rate:
  Per Share                          $0.0298         $0.0299
  As a Percentage of Trade
    Amount                              0.27%           0.25%
-----------------
(2) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income               $0.01           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.38%**          1.39%**
     Net Investment Income to
       Average Net Assets               1.54%**          1.15%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GOLD PORTFOLIO

--------------------------------------------------------------------------------

                                                            CLASS A
                                ---------------------------------------------------------------
                                                                                    PERIOD FROM
                                  SIX MONTHS                                        FEBRUARY 1,
                                  ENDED JUNE      YEAR ENDED DECEMBER 31,                 1994*
                                    30, 1997   -----------------------------    TO DECEMBER 31,
                                 (UNAUDITED)            1996            1995               1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       9.30   $        8.55   $        9.13   $          10.00
                                      ------          ------          ------             ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (Loss)
    (1)                                 0.03            0.05           (0.07)              0.03
  Net Realized and Unrealized
    Gain (Loss) on
    Investments++                      (2.71)           1.41            1.22              (0.88)
                                      ------          ------          ------             ------
    Total from Investment
      Operations                       (2.68)           1.46            1.15              (0.85)
                                      ------          ------          ------             ------
DISTRIBUTIONS
  Net Investment Income                (0.02)          (0.05)          (0.01)             (0.02)
  In Excess of Net Investment
    Income                                --           (0.01)             --                 --
  Net Realized Gain                       --              --           (1.72)                --
  In Excess of Net Realized
    Gain                                  --           (0.65)             --                 --
                                      ------          ------          ------             ------
    Total Distributions                (0.02)          (0.71)          (1.73)             (0.02)
                                      ------          ------          ------             ------
NET ASSET VALUE, END OF PERIOD  $       6.60   $        9.30   $        8.55   $           9.13
                                      ------          ------          ------             ------
                                      ------          ------          ------             ------
TOTAL RETURN                          (28.86)%         16.94%          13.21%             (8.49)%
                                      ------          ------          ------             ------
                                      ------          ------          ------             ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $24,180         $27,810          $7,409            $30,243
Ratio of Expenses to Average
  Net Assets (1)                        1.25%**          1.25%          1.25%              1.25%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets
  (1)                                   0.66%**          0.57%         (0.31)%             0.41%**
Portfolio Turnover Rate                   11%             94%             47%                56%
Average Commission Rate:#
  Per Share                          $0.0120         $0.0246             N/A                N/A
  As a Percentage of Trade
    Amount                              0.45%           0.47%            N/A                N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income               $0.02           $0.04           $0.11              $0.04
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.64%**          1.73%          1.76%              1.72%**
     Net Investment Income
       (Loss) to Average Net
       Assets                           0.29%**          0.10%         (0.82)%            (0.06)%**
-----------------------------------------------------------------------------------------------

                                            CLASS B
                                -------------------------------
                                                    PERIOD FROM
                                  SIX MONTHS         JANUARY 2,
                                  ENDED JUNE         1996*** TO
                                    30, 1997       DECEMBER 31,
                                 (UNAUDITED)               1996
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       9.28   $           8.81
                                      ------             ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.02               0.03
  Net Realized and Unrealized
    Gain (Loss) on
    Investments++                      (2.68)              1.14
                                      ------             ------
    Total from Investment
      Operations                       (2.66)              1.17
                                      ------             ------
DISTRIBUTIONS
  Net Investment Income                (0.02)             (0.04)
  In Excess of Net Investment
    Income                                --              (0.01)
  Net Realized Gain                       --              (0.65)
                                      ------             ------
    Total Distributions                (0.02)             (0.70)
                                      ------             ------
NET ASSET VALUE, END OF PERIOD  $       6.60   $           9.28
                                      ------             ------
                                      ------             ------
TOTAL RETURN                          (28.75)%            13.21%
                                      ------             ------
                                      ------             ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $      1,119   $          1,370
Ratio of Expenses to Average
  Net Assets (2)                        1.50%**             1.50%**
Ratio of Net Investment Income
  to Average Net Assets (2)             0.43%**             0.30%**
Portfolio Turnover Rate                   11%                94%
Average Commission Rate:
  Per Share                          $0.0120            $0.0246
  As a Percentage of Trade
    Amount                              0.45%              0.47%
-----------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net
       investment income               $0.02              $0.04
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.90%**             1.94%**
     Net Investment Income
       (Loss) to Average Net
       Assets                           0.06%**            (0.13)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.
 ++ The amounts shown for the year ended December 31, 1996 for a share outstanding throughout the year does not accord with aggregate net losses on investments for the year because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                          CLASS A
                           -----------------------------------------------------------------------------------------------------
                            SIX MONTHS
                                 ENDED                                                              TWO MONTHS
                              JUNE 30,                    YEAR ENDED DECEMBER 31,                        ENDED        YEAR ENDED
                                  1997      ---------------------------------------------------   DECEMBER 31,       OCTOBER 31,
                           (UNAUDITED)             1996          1995          1994        1993           1992              1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD      $     16.95      $     15.15   $     15.34   $     14.09   $    9.98     $     9.83        $    10.52
                           -----------      -----------   -----------   -----------   ---------         ------            ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income
    (1)                           0.21             0.25          0.16          0.16        0.15           0.01              0.12
  Net Realized and
    Unrealized Gain
    (Loss) on Investments         2.43             2.71          1.55          1.54        4.36           0.14             (0.59)
                           -----------      -----------   -----------   -----------   ---------         ------            ------
    Total from Investment
      Operations                  2.64             2.96          1.71          1.70        4.51           0.15             (0.47)
                           -----------      -----------   -----------   -----------   ---------         ------            ------
DISTRIBUTIONS
  Net Investment Income             --            (0.36)        (0.06)        (0.18)      (0.01)            --             (0.17)
  In Excess of Net
    Investment Income               --               --            --            --       (0.13)            --                --
  Net Realized Gain                 --            (0.80)        (1.84)        (0.27)      (0.26)            --             (0.05)
                           -----------      -----------   -----------   -----------   ---------         ------            ------
    Total Distributions             --            (1.16)        (1.90)        (0.45)      (0.40)            --             (0.22)
                           -----------      -----------   -----------   -----------   ---------         ------            ------
NET ASSET VALUE, END OF
  PERIOD                   $     19.59      $     16.95   $     15.15   $     15.34   $   14.09     $     9.98        $     9.83
                           -----------      -----------   -----------   -----------   ---------         ------            ------
                           -----------      -----------   -----------   -----------   ---------         ------            ------
TOTAL RETURN                     15.58%           19.64%        11.77%        12.39%      46.50%          1.53%            (4.56)%
                           -----------      -----------   -----------   -----------   ---------         ------            ------
                           -----------      -----------   -----------   -----------   ---------         ------            ------
RATIOS AND SUPPLEMENTAL
 DATA:
Net Assets, End of Period
  (Thousands)               $2,840,689       $2,264,424    $1,598,530    $1,304,770    $947,045       $510,727          $486,836
Ratio of Expenses to
  Average Net Assets (1)          1.00%**          1.00%         1.00%         1.00%       1.00%          1.00%**           1.00%
Ratio of Net Investment
  Income to Average Net
  Assets (1)                      2.47%**          1.64%         1.38%         1.12%       1.25%          0.68%**           1.46%
Portfolio Turnover Rate             16%              18%           27%           16%         23%             5%               12%
Average Commission Rate:#
  Per Share                    $0.0186          $0.0238           N/A           N/A         N/A            N/A               N/A
  As a Percentage of
    Trade Amount                  0.21%            0.26%          N/A           N/A         N/A            N/A               N/A
-----------------
(1) Effect of voluntary expense limitation during
   the period:
     Per share benefit to
       net investment
       income                    $0.00+           $0.00        $0.003        $0.004       $0.01          $0.00             $0.00
   Ratios before expense
     limitation:
     Expenses to Average
       Net Assets                 1.03%**          1.02%         1.03%         1.03%       1.06%          1.14%**           1.02%
     Net Investment
       Income to Average
       Net Assets                 2.45%**          1.61%         1.35%         1.09%       1.19%          0.54%**           1.44%
--------------------------------------------------------------------------------------------------------------------------------

                                                            CLASS B
                                     ------------------------------
                                         SIX MONTHS     PERIOD FROM
                                              ENDED      JANUARY 2,
                                           JUNE 30,      1996*** TO
                                               1997    DECEMBER 31,
                                        (UNAUDITED)            1996
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $        16.93   $       15.24
                                             ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                    0.17            0.23
  Net Realized and Unrealized Gain
    on Investments                             2.44            2.59
                                             ------          ------
    Total from Investment
      Operations                               2.61            2.82
                                             ------          ------
DISTRIBUTIONS
  Net Investment Income                          --           (0.33)
  Net Realized Gain                              --           (0.80)
                                             ------          ------
    Total Distributions                          --           (1.13)
                                             ------          ------
NET ASSET VALUE, END OF PERIOD       $        19.54   $       16.93
                                             ------          ------
                                             ------          ------
TOTAL RETURN                                  15.42%          18.58%
                                             ------          ------
                                             ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $        3,008   $       5,393
Ratio of Expenses to Average Net
  Assets (2)                                   1.25%**          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                       2.09%**          1.68%**
Portfolio Turnover Rate                          16%             18%
Average Commission Rate:
  Per Share                                 $0.0186         $0.0238
  As a Percentage of Trade Amount              0.21%           0.26%
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                      $0.00+          $0.00
   Ratios before expense
     limitation:
     Expenses to Average Net Assets            1.26%**          1.27%**
     Net Investment Income to
       Average Net Assets                      2.08%**          1.66%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                                                  CLASS A
                                     ---------------------------------
                                       SIX MONTHS
                                            ENDED
                                         JUNE 30,          PERIOD FROM
                                             1997   MARCH 15, 1996* TO
                                      (UNAUDITED)    DECEMBER 31, 1996
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $      10.66   $            10.00
                                           ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                  0.11                 0.06
  Net Realized and Unrealized Gain
    on Investments                           1.60                 0.76
                                           ------               ------
    Total from Investment
     Operations                              1.71                 0.82
                                           ------               ------
DISTRIBUTIONS
  Net Investment Income                        --                (0.13)
  In Excess of Net Investment
    Income                                     --                (0.02)
  Net Realized Gain                            --                (0.01)
                                           ------               ------
    Total Distributions                        --                (0.16)
                                           ------               ------
NET ASSET VALUE, END OF PERIOD       $      12.37   $            10.66
                                           ------               ------
                                           ------               ------
TOTAL RETURN                                16.04%                8.25%
                                           ------               ------
                                           ------               ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                            $140,458              $85,316
Ratio of Expenses to Average Net
  Assets (1)                                 1.00%**               1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                     2.15%**               0.99%**
Portfolio Turnover Rate                        16%                  18%
Average Commission Rate:
  Per Share                               $0.0214              $0.0211
  As a Percentage of Trade Amount            0.29%                0.25%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                     $0.01                $0.03
   Ratios before expense
     limitation:
     Expenses to Average Net Assets          1.26%**               1.54%**
     Net Investment Income to
      Average Net Assets                     1.88%**               0.44%**
----------------------------------------------------------------------

                                                               CLASS B
                                     ---------------------------------
                                       SIX MONTHS
                                            ENDED
                                         JUNE 30,          PERIOD FROM
                                             1997   MARCH 15, 1996* TO
                                      (UNAUDITED)    DECEMBER 31, 1996
----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $      10.63   $            10.00
                                           ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                  0.10                 0.01
  Net Realized and Unrealized Gain
    on Investments                           1.60                 0.78
                                           ------               ------
    Total from Investment
     Operations                              1.70                 0.79
                                           ------               ------
DISTRIBUTIONS
  Net Investment Income                        --                (0.13)
  In Excess of Net Investment
    Income                                     --                (0.02)
  Net Realized Gain                            --                (0.01)
                                           ------               ------
    Total Distributions                        --                (0.16)
                                           ------               ------
NET ASSET VALUE, END OF PERIOD       $      12.33   $            10.63
                                           ------               ------
                                           ------               ------
TOTAL RETURN                                15.99%                7.90%
                                           ------               ------
                                           ------               ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                             $30,351              $23,173
Ratio of Expenses to Average Net
  Assets (2)                                 1.25%**               1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                     1.82%**               0.60%**
Portfolio Turnover Rate                        16%                  18%
Average Commission Rate:
  Per Share                               $0.0214              $0.0211
  As a Percentage of Trade Amount            0.29%                0.25%
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                     $0.01                $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net Assets          1.51%**               1.69%**
     Net Investment Income to
      Average Net Assets                     1.56%**               0.15%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                  SIX MONTHS                                                                     PERIOD FROM
                                       ENDED                                                                    DECEMBER 15,
                                    JUNE 30,                      YEAR ENDED DECEMBER 31,                           1992* TO
                                        1997   -------------------------------------------------------------    DECEMBER 31,
                                 (UNAUDITED)            1996            1995            1994          1993++            1992
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      16.83   $       14.94   $       15.15   $       14.64   $       10.09   $       10.00
                                      ------          ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (1)             0.15            0.21            0.24            0.14            0.09            0.01
  Net Realized and Unrealized
    Gain on Investments (2)             1.22            2.29            0.15            0.62            4.48            0.08
                                      ------          ------          ------          ------          ------          ------
    Total from Investment
      Operations                        1.37            2.50            0.39            0.76            4.57            0.09
                                      ------          ------          ------          ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                   --           (0.22)          (0.23)          (0.03)           0.00              --
  In Excess of Net Investment
    Income                                --              --              --              --           (0.02)             --
  Net Realized Gain                       --           (0.39)          (0.37)          (0.22)             --              --
                                      ------          ------          ------          ------          ------          ------
    Total Distributions                   --           (0.61)          (0.60)          (0.25)          (0.02)             --
                                      ------          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD  $      18.20   $       16.83   $       14.94   $       15.15   $       14.64   $       10.09
                                      ------          ------          ------          ------          ------          ------
                                      ------          ------          ------          ------          ------          ------
TOTAL RETURN                            8.14%          16.82%           2.60%           5.25%          45.34%           0.90%
                                      ------          ------          ------          ------          ------          ------
                                      ------          ------          ------          ------          ------          ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                       $266,527        $234,743        $198,669        $160,101         $52,834          $3,824
Ratio of Expenses to Average
  Net Assets (1)                        1.15%**          1.15%          1.15%           1.15%           1.15%           1.15%**
Ratio of Net Investment Income
  to Average Net Assets (1)             1.84%**          1.29%          1.72%           1.18%           0.66%           1.37%**
Portfolio Turnover Rate                   16%             35%             24%              8%             14%              0%
Average Commission Rate:#
  Per Share                          $0.0127         $0.0159             N/A             N/A             N/A             N/A
  As a Percentage of Trade
    Amount                              0.33%           0.30%            N/A             N/A             N/A             N/A
---------------
(1) Effect of voluntary
expense limitation
   during the period:
     Per share benefit to net
       investment income               $0.01           $0.01           $0.01           $0.02           $0.10           $0.16
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.22%**          1.23%          1.24%           1.29%           1.86%          21.67%**
     Net Investment Income
       (Loss) to Average Net
       Assets                           1.78%**          1.20%          1.63%           1.04%          (0.05)%        (19.15)%**
(2) Reflects a 1% transaction fee on purchases
   and redemptions of capital shares.

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
 ++ Per share amounts for the year ended December 31, 1993 are based on average outstanding shares.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                             CLASS A
                                ------------------------------------------------------------------
                                  SIX MONTHS                                           PERIOD FROM
                                       ENDED                                             APRIL 25,
                                    JUNE 30,       YEAR ENDED DECEMBER 31,                1994* TO
                                      1997++   --------------------------------       DECEMBER 31,
                                 (UNAUDITED)          1996++               1995               1994
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       7.96   $        9.27   $           9.83   $          10.00
                                      ------          ------             ------             ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (Loss)
    (1)                                   --              --               0.04              (0.01)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments+                        1.86           (0.13)             (0.40)             (0.16)
                                      ------          ------             ------             ------
    Total from Investment
      Operations                        1.86           (0.13)             (0.36)             (0.17)
                                      ------          ------             ------             ------
DISTRIBUTIONS
  Net Investment Income                   --           (0.66)                --                 --
  In Excess of Net Investment
    Income                                --           (0.52)             (0.20)                --
                                      ------          ------             ------             ------
    Total Distributions                   --           (1.18)             (0.20)                --
                                      ------          ------             ------             ------
NET ASSET VALUE, END OF PERIOD  $       9.82   $        7.96   $           9.27   $           9.83
                                      ------          ------             ------             ------
                                      ------          ------             ------             ------
TOTAL RETURN                           23.37%          (1.40)%            (3.64)%            (1.70)%
                                      ------          ------             ------             ------
                                      ------          ------             ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                       $172,141        $152,229           $119,278            $50,332
Ratio of Expenses to Average
  Net Assets (1)                        1.00%**          1.00%             1.00%              1.00%**
Ratio of Net Investment Income
  (Loss) to Average Net Assets
  (1)                                  (0.12)%**         (0.04)%             0.15%            (0.10)%**
Portfolio Turnover Rate                   28%             38%                52%                 1%
Average Commission Rate:#
  Per Share                          $0.0418         $0.0561                N/A                N/A
  As a Percentage of Trade
    Amount                              0.40%           0.43%               N/A                N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income               $0.00           $0.01              $0.06              $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.18%**          1.07%             1.20%              1.27%**
     Net Investment Loss to
       Average Net Assets              (0.20)%**         (0.11)%            (0.05)%            (0.37)%**
--------------------------------------------------------------------------------------------------

                                                    CLASS B
                                ---------------------------
                                 SIX MONTHS     PERIOD FROM
                                      ENDED      JANUARY 2,
                                   JUNE 30,      1996*** TO
                                     1997++    DECEMBER 31,
                                (UNAUDITED)          1996++
-----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      7.94   $        9.25
                                -----------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Loss (2)             (0.02)          (0.02)
  Net Realized and Unrealized
    Gain (Loss) on
    Investments+                       1.85           (0.14)
                                -----------          ------
    Total from Investment
      Operations                       1.83           (0.16)
                                -----------          ------
DISTRIBUTIONS
  Net Investment Income                  --           (0.64)
  In Excess of Net Investment
    Income                               --           (0.51)
                                -----------          ------
    Total Distributions                  --           (1.15)
                                -----------          ------
NET ASSET VALUE, END OF PERIOD  $      9.77   $        7.94
                                -----------          ------
                                -----------          ------
TOTAL RETURN                          23.05%          (1.67)%
                                -----------          ------
                                -----------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $2,408          $3,431
Ratio of Expenses to Average
  Net Assets (2)                       1.25%**          1.25%**
Ratio of Net Investment Loss
  to Average Net Assets (2)           (0.50)%**         (0.26)%**
Portfolio Turnover Rate                  28%             38%
Average Commission Rate:
  Per Share                         $0.0418         $0.0561
  As a Percentage of Trade
    Amount                             0.40%           0.43%
-----------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net
       investment income              $0.00           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                          1.41%**          1.31%**
     Net Investment Loss to
       Average Net Assets             (0.58)%**         (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  + The amount shown for the year ended December 31, 1996 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
 ++ Per share amounts for the six months ended June 30, 1997 and the year ended December 31, 1996 are based on average outstanding shares.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                            CLASS A
                                         ----------------------------------------------
                                                                            PERIOD FROM
                                             SIX MONTHS                     JANUARY 18,
                                         ENDED JUNE 30,      YEAR ENDED        1995* TO
                                                   1997    DECEMBER 31,    DECEMBER 31,
                                            (UNAUDITED)            1996            1995
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.32          $ 9.06          $10.00
                                                 ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                        0.03            0.14            0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                          4.96            4.27           (0.92)
                                                 ------          ------          ------
    Total from Investment Operations               4.99            4.41           (0.87)
                                                 ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                              --           (0.13)          (0.04)
  Net Realized Gain                                  --           (2.02)             --
  Return of Capital                                  --              --           (0.03)
                                                 ------          ------          ------
    Total Distributions                              --           (2.15)          (0.07)
                                                 ------          ------          ------
Net Asset Value, End of Period           $        16.31   $       11.32   $        9.06
                                                 ------          ------          ------
                                                 ------          ------          ------
Total Return                                      44.08%          48.77%          (8.68)%
                                                 ------          ------          ------
                                                 ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $75,766         $30,409         $15,376
Ratio of Expenses to Average Net Assets
  (1)                                              1.70%**          1.70%          1.70%**
Ratio of Net Investment Income to
  Average Net Assets (1)                           0.53%**          1.21%          1.62%**
Portfolio Turnover Rate                             114%            192%            137%
Average Commission Rate:#
  Per Share                                     $0.0065         $0.0004             N/A
  As a Percentage of Trade Amount                  0.35%           0.30%            N/A
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                          $0.01           $0.05           $0.09
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.97%**          2.18%          3.13%**
     Net Investment Income (Loss) to
       Average Net Assets                          0.37%**          0.75%         (0.48)%**
---------------------------------------------------------------------------------------

                                                                       CLASS B
                                         --------------------------------------------------------------------
                                              SIX MONTHS
                                          ENDED JUNE 30,
                                                    1997       PERIOD FROM JANUARY 2, 1996*** TO DECEMBER 31,
                                             (UNAUDITED)                                                 1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $         11.31    $                                            9.44
                                                  ------                                               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                         0.02                                                 0.09
  Net Realized and Unrealized Gain on
    Investments                                     4.95                                                 3.90
                                                  ------                                               ------
    Total from Investment Operations                4.97                                                 3.99
                                                  ------                                               ------
DISTRIBUTIONS
  Net Investment Income                               --                                                (0.10)
  Net Realized Gain                                   --                                                (2.02)
                                                  ------                                               ------
    Total Distributions                               --                                                (2.12)
                                                  ------                                               ------
NET ASSET VALUE, END OF PERIOD           $         16.28    $                                           11.31
                                                  ------                                               ------
                                                  ------                                               ------
TOTAL RETURN                                       43.94%                                               42.44%
                                                  ------                                               ------
                                                  ------                                               ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $         3,374    $                                           1,333
Ratio of Expenses to Average Net Assets
  (2)                                               1.95%**                                              1.95%**
Ratio of Net Investment Income to
  Average Net Assets (2)                            0.11%**                                              0.89%**
Portfolio Turnover Rate                              114%                                                 192%
Average Commission Rate:
  Per Share                                      $0.0065                                              $0.0004
  As a Percentage of Trade Amount                   0.35%                                                0.30%
-----------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                           $0.02                                                $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                 2.20%**                                              2.43%**
     Net Investment Income (Loss) to
       Average Net Assets                          (0.03)%**                                              0.42%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                             CLASS A
                                         -----------------------------------------------
                                           SIX MONTHS                        PERIOD FROM
                                                ENDED                           MARCH 8,
                                             JUNE 30,      YEAR ENDED              1995*
                                                 1997    DECEMBER 31,    TO DECEMBER 31,
                                          (UNAUDITED)            1996               1995
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.43   $       12.17   $          10.00
                                               ------          ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.01            0.18               0.15
  Net Realized and Unrealized Gain on
    Investments                                  1.97            4.73               3.95
                                               ------          ------             ------
    Total from Investment Operations             1.98            4.91               4.10
                                               ------          ------             ------
DISTRIBUTIONS
  Net Investment Income                         (0.01)          (0.17)             (0.15)
  Net Realized Gain                                --           (2.48)             (1.78)
                                               ------          ------             ------
    Total Distributions                         (0.01)          (2.65)             (1.93)
                                               ------          ------             ------
NET ASSET VALUE, END OF PERIOD           $      16.40   $       14.43   $          12.17
                                               ------          ------             ------
                                               ------          ------             ------
TOTAL RETURN                                    13.76%          40.90%             41.25%
                                               ------          ------             ------
                                               ------          ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $133,897         $68,480            $28,548
Ratio of Expenses to Average Net Assets
  (1)                                            1.00%**          1.00%             1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                         0.20%**          1.26%             1.64%**
Portfolio Turnover Rate                           126%            380%               309%
Average Commission Rate Per Share#            $0.0564         $0.0484                N/A
-----------------
(1) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                        $0.00+          $0.03              $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.07%**          1.24%             1.59%**
     Net Investment Income to Average
       Net Assets                                0.12%**          1.02%             1.05%**
----------------------------------------------------------------------------------------

                                                     CLASS B
                                         --------------------------------
                                           SIX MONTHS         PERIOD FROM
                                                ENDED          JANUARY 2,
                                             JUNE 30,          1996*** TO
                                                 1997        DECEMBER 31,
                                          (UNAUDITED)                1996
-------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.42   $           12.25
                                               ------              ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.01                0.13
  Net Realized and Unrealized Gain on
    Investments                                  1.97                4.67
                                               ------              ------
    Total from Investment Operations             1.98                4.80
                                               ------              ------
DISTRIBUTIONS
  Net Investment Income                         (0.01)              (0.15)
  Net Realized Gain                                --               (2.48)
                                               ------              ------
    Total Distributions                         (0.01)              (2.63)
                                               ------              ------
NET ASSET VALUE, END OF PERIOD           $      16.39   $           14.42
                                               ------              ------
                                               ------              ------
TOTAL RETURN                                    13.71%              39.72%
                                               ------              ------
                                               ------              ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $14,402              $8,805
Ratio of Expenses to Average Net Assets
  (2)                                            1.25%**              1.25%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                     (0.03)%**              0.95%**
Portfolio Turnover Rate                           126%                380%
Average Commission Rate Per Share             $0.0564             $0.0484
-----------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                        $0.01               $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.32%**              1.47%**
     Net Investment Income (Loss) to
       Average Net Assets                       (0.11)%**              0.73%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                     ------------------------------------------------------------------------------
                                          SIX                                                      TWO
                                       MONTHS                                                   MONTHS         YEAR
                                        ENDED                                                    ENDED        ENDED
                                     JUNE 30,              YEAR ENDED DECEMBER 31,            DECEMBER      OCTOBER
                                         1997     -----------------------------------------        31,          31,
                                     (UNAUDITED)      1996       1995       1994       1993       1992         1992
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $  13.50     $  21.49   $  16.12   $  16.22   $  16.22   $  14.97     $  16.18
                                     --------     --------   --------   --------   --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Loss (1)               (0.06)       (0.19)     (0.18)     (0.09)     (0.11)     (0.01)       (0.09)
  Net Realized and Unrealized Gain
    (Loss) on Investments                0.16         0.89       5.55      (0.01)      0.11       1.26        (1.12)
                                     --------     --------   --------   --------   --------   --------     --------
    Total from Investment
      Operations                         0.10         0.70       5.37      (0.10)      0.00       1.25        (1.21)
                                     --------     --------   --------   --------   --------   --------     --------
DISTRIBUTIONS
  Net Realized Gain                        --        (8.69)        --         --         --         --           --
                                     --------     --------   --------   --------   --------   --------     --------
    Total Distributions                    --        (8.69)        --         --         --         --           --
                                     --------     --------   --------   --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD       $  13.60     $  13.50   $  21.49   $  16.12   $  16.22   $  16.22     $  14.97
                                     --------     --------   --------   --------   --------   --------     --------
                                     --------     --------   --------   --------   --------   --------     --------
TOTAL RETURN                             0.74%        3.72%     33.31%     (0.62)%     0.00%      8.35%       (7.48)%
                                     --------     --------   --------   --------   --------   --------     --------
                                     --------     --------   --------   --------   --------   --------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $58,596      $62,793   $119,378   $117,669   $103,621    $94,161      $80,156
Ratio of Expenses to Average Net
  Assets (1)                             1.25%**      1.25%      1.25%      1.25%      1.25%      1.25%**      1.25%
Ratio of Net Investment Loss to
  Average Net Assets (1)                (0.90)%**    (0.88)%    (0.76)%    (0.61)%    (0.77)%    (0.68)%**    (0.66)%
Portfolio Turnover Rate                   112%          33%        25%        24%        25%         1%          17%
Average Commission Rate Per Share#    $0.0500      $0.0507        N/A        N/A        N/A        N/A          N/A
-----------------
(1) Effect of voluntary expense
    limitation during the period:
     Per share benefit to net
       investment loss                  $0.00+       $0.01     $0.003     $0.002      $0.01      $0.00        $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net Assets      1.32%**      1.30%      1.26%      1.26%      1.31%      1.36%**      1.29%
     Net Investment Loss to Average
       Net Assets                       (0.95)%**    (0.92)%    (0.77)%    (0.62)%    (0.83)%    (0.79)%**    (0.71)%
-------------------------------------------------------------------------------------------------------------------

                                                            CLASS B
                                     ------------------------------
                                                        PERIOD FROM
                                         SIX MONTHS      JANUARY 2,
                                     ENDED JUNE 30,      1996*** TO
                                               1997    DECEMBER 31,
                                        (UNAUDITED)            1996
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $        13.45   $       21.47
                                             ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)               --           (0.15)
  Net Realized and Unrealized Gain
    on Investments                             0.08            0.82
                                             ------          ------
    Total From Operations                      0.08            0.67
                                             ------          ------
DISTRIBUTIONS
  Net Realized Gain                              --           (8.69)
                                             ------          ------
    Total Distributions                          --           (8.69)
                                             ------          ------
NET ASSET VALUE, END OF PERIOD       $        13.53   $       13.45
                                             ------          ------
                                             ------          ------
TOTAL RETURN                                   0.60%           3.58%
                                             ------          ------
                                             ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $        1,097   $       3,997
Ratio of Expenses to Average Net
  Assets (2)                                   1.50%**          1.50%**
Ratio of Net Investment Loss to
  Average Net Assets (2)                      (1.15)%**         (1.09)%**
Portfolio Turnover Rate                         112%             33%
Average Commission Rate Per Share           $0.0500         $0.0507
-----------------
(2) Effect of voluntary expense
    limitation during the period:
     Per share benefit to net
       investment loss                        $0.00+          $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net Assets            1.56%**          1.54%**
     Net Investment Loss to Average
       Net Assets                             (1.23)%**         (1.14)%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                     -------------------------------------------------------------------------------------
                                           SIX                                                           TWO
                                        MONTHS                                                        MONTHS          YEAR
                                         ENDED                                                         ENDED         ENDED
                                      JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER       OCTOBER
                                          1997     ---------------------------------------------         31,           31,
                                     (UNAUDITED)        1996        1995        1994        1993        1992          1992
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $   14.94     $   14.14   $   12.02   $   12.14   $   11.88   $   11.44     $   10.66
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)               0.03          0.17        0.22        0.17        0.22        0.03          0.16
  Net Realized and Unrealized Gain
    on Investments                        2.02          4.07        4.93        0.21        0.28        0.41          0.82
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
    Total from Investment
      Operations                          2.05          4.24        5.15        0.38        0.50        0.44          0.98
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
DISTRIBUTIONS
  Net Investment Income                  (0.02)        (0.17)      (0.28)      (0.13)      (0.23)         --         (0.20)
  In Excess of Net Investment
    Income                                  --            --          --          --       (0.01)         --            --
  Net Realized Gain                         --         (3.27)      (2.75)      (0.37)         --          --            --
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
    Total Distributions                  (0.02)        (3.44)      (3.03)      (0.50)      (0.24)         --         (0.20)
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
NET ASSET VALUE, END OF PERIOD       $   16.97     $   14.94   $   14.14   $   12.02   $   12.14   $   11.88     $   11.44
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
TOTAL RETURN                             13.74%        30.97%      45.02%       3.26%       4.33%       3.85%         9.26%
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
                                     ---------     ---------   ---------   ---------   ---------   ---------     ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $500,808      $352,703    $158,112     $97,259     $73,789     $45,985       $36,558
Ratio of Expenses to Average Net
  Assets (1)                              0.80%**       0.80%       0.80%       0.80%       0.80%       0.80%**       0.80%
Ratio of Net Investment Income to
  Average Net Assets (1)                  0.45%**       1.12%       1.57%       1.44%       1.59%       1.93%**       1.73%
Portfolio Turnover Rate                     88%          186%        186%        146%        172%          1%           38%
Average Commission Rate Per Share#     $0.0555       $0.0535         N/A         N/A         N/A         N/A           N/A
-----------------
(1) Effect of voluntary expense limitation during the
  period:
     Per share benefit to net
       investment income                 $0.00+        $0.01       $0.01       $0.01       $0.02       $0.01         $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net Assets       0.84%**       0.88%       0.88%       0.89%       0.93%       1.11%**       1.01%
     Net Investment Income to
       Average Net Assets                 0.41%**       1.04%       1.49%       1.35%       1.46%       1.62%**       1.52%
--------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B
                                     -----------------------------
                                        SIX MONTHS     PERIOD FROM
                                             ENDED      JANUARY 2,
                                          JUNE 30,      1996*** TO
                                              1997    DECEMBER 31,
                                       (UNAUDITED)            1996
------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $       14.92   $       14.22
                                            ------          ------
Net Investment Income (2)                     0.02            0.13
Net Realized and Unrealized Gain on
  Investments                                 2.01            3.99
                                            ------          ------
    Total from Investment
      Operations                              2.03            4.12
                                            ------          ------

DISTRIBUTIONS
  Net Investment Income                      (0.01)          (0.15)
  Net Realized Gain                             --           (3.27)
                                            ------          ------
    Total Distributions                      (0.01)          (3.42)
                                            ------          ------
NET ASSET VALUE, END OF PERIOD       $       16.94   $       14.92
                                            ------          ------
                                            ------          ------
TOTAL RETURN                                 13.62%          29.92%
                                            ------          ------
                                            ------          ------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                               $8,449   $       5,498
Ratio of Expenses to Average Net
  Assets (2)                                  1.05%**          1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                      0.19%**          0.91%**
Portfolio Turnover Rate                         88%            186%
Average Commission Rate Per Share          $0.0555         $0.0535
-----------------
(2) Effect of voluntary expense limitation during
  the period:
     Per share benefit to net
       investment income                     $0.00+          $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net Assets           1.08%**          1.12%**
     Net Investment Income to
       Average Net Assets                     0.16%**          0.84%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                      CLASS A
                                ------------------------------------------------------------------------------------
                                                                                                         PERIOD FROM
                                                                                                            DECEMBER
                                  SIX MONTHS                                                                     17,
                                       ENDED                                                                1992* TO
                                    JUNE 30,                    YEAR ENDED DECEMBER 31,                     DECEMBER
                                        1997     -----------------------------------------------------           31,
                                 (UNAUDITED)            1996          1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      10.89     $     11.91   $     10.80   $     11.10   $     10.14   $     10.00
                                      ------     -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)             0.08            0.32          0.30          0.28          0.24          0.01
  Net Realized and Unrealized
    Gain (Loss) on Investments          1.68            2.36          1.82         (0.01)         0.90          0.13
                                      ------     -----------   -----------   -----------   -----------   -----------
    Total from Investment
      Operations                        1.76            2.68          2.12          0.27          1.14          0.14
                                      ------     -----------   -----------   -----------   -----------   -----------
DISTRIBUTIONS
  Net Investment Income                (0.05)          (0.32)        (0.38)        (0.27)        (0.18)           --
  Net Realized Gain                       --           (3.38)        (0.63)        (0.30)           --            --
                                      ------     -----------   -----------   -----------   -----------   -----------
    Total Distributions                (0.05)          (3.70)        (1.01)        (0.57)        (0.18)           --
                                      ------     -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD        $12.60          $10.89        $11.91        $10.80        $11.10        $10.14
                                      ------     -----------   -----------   -----------   -----------   -----------
                                      ------     -----------   -----------   -----------   -----------   -----------
TOTAL RETURN                           16.23%          22.99%        20.63%         2.53%        11.33%         1.40%
                                      ------     -----------   -----------   -----------   -----------   -----------
                                      ------     -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $27,149         $23,970       $51,919       $40,033       $26,775        $5,974
Ratio of Expenses to Average
  Net Assets (1)                        1.00%**         1.00%         1.00%         1.00%         1.00%         1.00%**
Ratio of Net Investment Income
  to Average Net Assets (1)             1.32%**         2.20%         2.60%         2.67%         2.56%         1.64%**
Portfolio Turnover Rate                   98%             32%           36%           22%           29%            0%
Average Commission Rate Per
  Share#                             $0.0476         $0.0402           N/A           N/A           N/A           N/A
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income               $0.02           $0.04         $0.02         $0.03         $0.06         $0.13
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.34%**         1.32%         1.21%         1.26%         1.68%        23.14%**
     Net Investment Income
       (Loss) to Average Net
       Assets                           0.98%**         1.89%         2.39%         2.41%         1.88%       (20.50)%**
--------------------------------------------------------------------------------------------------------------------

                                                     CLASS B
                                ----------------------------
                                  SIX MONTHS     PERIOD FROM
                                       ENDED      JANUARY 2,
                                    JUNE 30,      1996*** TO
                                        1997    DECEMBER 30,
                                 (UNAUDITED)            1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $10.88          $11.95
                                      ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.09            0.23
  Net Realized and Unrealized
    Gain on Investments                 1.66            2.38
                                      ------          ------
    Total from Investment
      Operations                        1.75            2.61
                                      ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.04)          (0.30)
  Net Realized Gain                       --           (3.38)
                                      ------          ------
    Total Distributions                (0.04)          (3.68)
                                      ------          ------
NET ASSET VALUE, END OF PERIOD        $12.59          $10.88
                                      ------          ------
                                      ------          ------
TOTAL RETURN                           16.17%          22.33%
                                      ------          ------
                                      ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $4,067          $1,689
Ratio of Expenses to Average
  Net Assets (2)                        1.25%**          1.24%**
Ratio of Net Investment Income
  to Average Net Assets (2)             1.04%**          1.93%**
Portfolio Turnover Rate                   98%             32%
Average Commission Rate Per
  Share                              $0.0476         $0.0402
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income               $0.03           $0.05
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.57%**          1.69%**
     Net Investment Income to
       Average Net Assets               0.70%**          1.50%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

                                            CLASS A
                                --------------------------------
                                  SIX MONTHS         PERIOD FROM
                                       ENDED       SEPTEMBER 16,
                                    JUNE 30,            1996* TO
                                        1997        DECEMBER 31,
                                 (UNAUDITED)                1996
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      10.71   $           10.00
                                ------------             -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss (1)              (0.03)              (0.02)
  Net Realized and Unrealized
    Gain on Investments                 2.97                0.73
                                ------------             -------
    Total from Investment
     Operations                         2.94                0.71
                                ------------             -------
NET ASSET VALUE, END OF PERIOD        $13.65              $10.71
                                ------------             -------
                                ------------             -------
TOTAL RETURN                           27.45%               7.10%
                                ------------             -------
                                ------------             -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $     16,214              $3,595
Ratio of Expenses to Average
  Net Assets (1)                        1.25%**              1.25%**
Ratio of Net Investment Loss
  to Average Net Assets (1)            (0.84)%**             (0.70)%**
Portfolio Turnover Rate                  324%                 77%
Average Commission Rate Per
  Share                              $0.0356             $0.0374
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment loss           $       0.09   $            0.22
   Ratios before expense
     limitation:
     Expenses to Average Net
      Assets                            3.91%**              8.51%**
     Net Investment Loss to
      Average Net Assets               (3.51)%**             (7.96)%**
----------------------------------------------------------------

                                            CLASS B
                                -------------------------------
                                                    PERIOD FROM
                                    SIX MONTHS    SEPTEMBER 16,
                                ENDED JUNE 30,         1996* TO
                                          1997     DECEMBER 31,
                                   (UNAUDITED)             1996
---------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                $10.71           $10.00
                                       -------          -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Loss (2)                (0.07)           (0.02)
  Net Realized and Unrealized
    Gain on Investments                   2.98             0.73
                                       -------          -------
     Total from Investment
      Operations                          2.91             0.71
                                       -------          -------
NET ASSET VALUE, END OF PERIOD          $13.62           $10.71
                                       -------          -------
TOTAL RETURN                             27.17%            7.10%
                                       -------          -------
                                       -------          -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                           $1,334           $1,487
Ratio of Expenses to Average
  Net Assets (2)                          1.50%**           1.50%**
Ratio of Net Investment Loss
  to Average Net Assets (2)              (1.04)%**          (1.00)%**
Portfolio Turnover Rate                    324%              77%
Average Commission Rate Per
  Share                                $0.0356          $0.0374
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment loss                    $0.26            $0.19
   Ratios before expense
     limitation:
     Expenses to Average Net
      Assets                              5.31%**           9.14%**
     Net Investment Loss to
      Average Net Assets                 (4.92)%**          (8.65)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                           CLASS A
                                         --------------------------------------------
                                           SIX MONTHS                     PERIOD FROM
                                                ENDED                    FEBRUARY 24,
                                             JUNE 30,      YEAR ENDED        1995* TO
                                                 1997    DECEMBER 31,    DECEMBER 31,
                                          (UNAUDITED)            1996            1995
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.41   $       11.42   $       10.00
                                               ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.19            0.37            0.26
  Net Realized and Unrealized Gain on
    Investments                                  1.46            4.02            1.84
                                               ------          ------          ------
  Total from Investment Operations               1.65            4.39            2.10
                                               ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                         (0.08)          (0.39)          (0.24)
  Net Realized Gain                                --           (1.01)          (0.44)
                                               ------          ------          ------
    Total Distributions                         (0.08)          (1.40)          (0.68)
                                               ------          ------          ------
NET ASSET VALUE, END OF PERIOD           $      15.98   $       14.41   $       11.42
                                               ------          ------          ------
                                               ------          ------          ------
TOTAL RETURN                                    11.46%          39.56%          21.07%
                                               ------          ------          ------
                                               ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $299,436        $210,368         $69,509
Ratio of Expenses to Average Net Assets
  (1)                                            1.00%**          1.00%          1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                         2.76%**          3.08%          4.04%**
Portfolio Turnover Rate                            67%            171%            158%
Average Commission Rate Per Share#            $0.0590         $0.0568             N/A
---------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                         $0.00+          $0.02           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets              1.06%**          1.14%          1.33%**
     Net Investment Income to Average
      Net Assets                                 2.70%**          2.93%          3.71%**
-------------------------------------------------------------------------------------

                                                   CLASS B
                                         ----------------------------
                                           SIX MONTHS     PERIOD FROM
                                                ENDED      JANUARY 2,
                                             JUNE 30,      1996*** TO
                                                 1997    DECEMBER 31,
                                          (UNAUDITED)            1996
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.39   $       11.50
                                               ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.15            0.35
  Net Realized and Unrealized Gain on
    Investments                                  1.46            3.92
                                               ------          ------
    Total from Investment Operations             1.61            4.27
                                               ------          ------
DISTRIBUTIONS
  Net Investment Income                         (0.07)          (0.37)
  Net Realized Gain                                --           (1.01)
                                               ------          ------
    Total Distributions                         (0.07)          (1.38)
                                               ------          ------
NET ASSET VALUE, END OF PERIOD           $      15.93   $       14.39
                                               ------          ------
                                               ------          ------
TOTAL RETURN                                    11.20%          38.23%
                                               ------          ------
                                               ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $12,251          $8,734
Ratio of Expenses to Average Net Assets
  (2)                                            1.25%**          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                         2.20%**          2.91%**
Portfolio Turnover Rate                            67%            171%
Average Commission Rate Per Share             $0.0590         $0.0568
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                         $0.00+          $0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets              1.30%**          1.37%**
     Net Investment Income to Average
      Net Assets                                 2.15%**          2.79%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commisions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                ---------------------------------------------------------------------------------------
                                                                                                       TWO
                                  SIX MONTHS                                                        MONTHS         YEAR
                                       ENDED                                                         ENDED        ENDED
                                    JUNE 30,              YEAR ENDED DECEMBER 31,                 DECEMBER      OCTOBER
                                        1997   ----------------------------------------------          31,          31,
                                 (UNAUDITED)        1996        1995        1994         1993         1992         1992
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      13.89   $   13.94   $   11.50   $   12.63    $   11.31    $   10.71    $   10.24
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)             0.19        0.41        0.38        0.40         0.37         0.08         0.38
  Net Realized and Unrealized
    Gain (Loss) on Investments          1.67        2.27        3.30       (0.55)        1.31         0.52         0.48
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
    Total from Investment
      Operations                        1.86        2.68        3.68       (0.15)        1.68         0.60         0.86
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income                (0.09)      (0.41)      (0.47)      (0.40)       (0.36)          --        (0.39)
  Net Realized Gain                       --       (2.32)      (0.77)      (0.58)          --           --           --
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
    Total Distributions                (0.09)      (2.73)      (1.24)      (0.98)       (0.36)          --        (0.39)
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD  $      15.66   $   13.89   $   13.94   $   11.50    $   12.63    $   11.31    $   10.71
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
TOTAL RETURN                           13.49%      19.73%      33.69%      (1.29)%      15.14%        5.60%        8.51%
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
                                      ------   ---------   ---------   ---------    ---------    ---------    ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $97,500    $106,128    $147,365     $73,406      $54,598      $27,541      $25,013
Ratio of Expenses to Average
  Net Assets (1)                        0.70%**      0.70%      0.70%       0.70%        0.70%        0.70%**      0.70%
Ratio of Net Investment Income
  to Average Net Assets (1)             2.41%**      2.62%      3.01%       3.37%        3.23%        4.41%**      3.72%
Portfolio Turnover Rate                   13%         42%         43%         33%          51%           9%          56%
Average Commission Rate Per
  Share#                             $0.0408     $0.0434         N/A         N/A          N/A          N/A          N/A
---------------
(1) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income               $0.01       $0.01       $0.01       $0.01        $0.03        $0.01        $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.82%**      0.78%      0.77%       0.80%        0.95%        1.20%**      0.84%
     Net Investment Income to
       Average Net Assets               2.30%**      2.55%      2.94%       3.27%        2.98%        3.91%**      3.58%
-----------------------------------------------------------------------------------------------------------------------

                                          CLASS B
                                ----------------------------
                                  SIX MONTHS     PERIOD FROM
                                       ENDED      JANUARY 2,
                                    JUNE 30,      1996*** TO
                                        1997    DECEMBER 31,
                                 (UNAUDITED)            1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      13.89   $       14.06
                                      ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.11            0.29
  Net Realized and Unrealized
    Gain on Investments                 1.70            2.25
                                      ------          ------
    Total from Investment
      Operations                        1.81            2.54
                                      ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.08)          (0.39)
  Net Realized Gain                       --           (2.32)
                                      ------          ------
    Total Distributions                (0.08)          (2.71)
                                      ------          ------
Net Asset Value, End of Period  $      15.62   $       13.89
                                      ------          ------
                                      ------          ------
TOTAL RETURN                           13.13%          18.57%
                                      ------          ------
                                      ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $      1,975   $       2,555
Ratio of Expenses to Average
  Net Assets (2)                        0.95%**          0.95%**
Ratio of Net Investment Income
  to Average Net Assets (2)             2.14%**          2.33%**
Portfolio Turnover Rate                   13%             42%
Average Commission Rate Per
  Share                              $0.0408         $0.0434
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
       investment income               $0.01           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.06%**          1.03%**
     Net Investment Income to
       Average Net Assets               2.03%**          2.26%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were paid, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                ------------------------------------------------------------------------------------------------
                                  SIX MONTHS
                                       ENDED                                                          TWO MONTHS
                                    JUNE 30,                YEAR ENDED DECEMBER 31,                        ENDED      YEAR ENDED
                                        1997     ---------------------------------------------      DECEMBER 31,     OCTOBER 31,
                                 (UNAUDITED)          1996        1995        1994        1993              1992            1992
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       8.19     $    9.98   $    8.96   $   11.13   $   11.31     $       11.00    $      10.61
                                      ------     ---------   ---------   ---------   ---------            ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (1)             0.19          0.52        0.39        0.42        0.44              0.10            0.58
  Net Realized and Unrealized
    Gain (Loss) on Investments          0.46          0.54        1.62       (0.64)       0.79              0.21            0.42
                                      ------     ---------   ---------   ---------   ---------            ------          ------
    Total from Investment
      Operations                        0.65          1.06        2.01       (0.22)       1.23              0.31            1.00
                                      ------     ---------   ---------   ---------   ---------            ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.09)        (0.48)      (0.50)      (0.49)      (0.41)               --           (0.58)
  In Excess of Net Investment
    Income                                --          0.00+         --          --       (0.08)               --              --
  Net Realized Gain                       --         (2.37)      (0.49)      (1.46)      (0.06)               --           (0.03)
  In Excess of Net Realized
    Gain                                  --            --          --          --       (0.86)               --              --
                                      ------     ---------   ---------   ---------   ---------            ------          ------
    Total Distributions                (0.09)        (2.85)      (0.99)      (1.95)      (1.41)               --           (0.61)
                                      ------     ---------   ---------   ---------   ---------            ------          ------
NET ASSET VALUE, END OF PERIOD  $       8.75     $    8.19   $    9.98   $    8.96   $   11.13     $       11.31    $      11.00
                                      ------     ---------   ---------   ---------   ---------            ------          ------
                                      ------     ---------   ---------   ---------   ---------            ------          ------
TOTAL RETURN                            8.01%        10.93%      23.63%      (2.32)%     12.09%             2.82%           9.57%
                                      ------     ---------   ---------   ---------   ---------            ------          ------
                                      ------     ---------   ---------   ---------   ---------            ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $5,439        $5,992     $22,642     $18,492     $29,684           $39,984         $40,332
Ratio of Expenses to Average
  Net Assets (1)                        0.70%**       0.70%       0.70%       0.70%       0.70%             0.70%**         0.70%
Ratio of Net Investment Income
  to Average Net Assets (1)             4.00%**       3.93%       4.10%       4.13%       3.88%             5.29%**         5.21%
Portfolio Turnover Rate                    6%           22%         26%         44%        136%                4%             40%
Average Commission Rate Per
  Share#                             $0.0439       $0.0397         N/A         N/A         N/A               N/A             N/A
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income               $0.05         $0.08       $0.03       $0.03       $0.04             $0.01           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           1.79%**       1.32%       1.02%       0.95%       1.02%             1.00%**         0.79%
     Net Investment Income to
       Average Net Assets               2.91%**       3.31%       3.78%       3.88%       3.56%             4.99%**         5.12%
--------------------------------------------------------------------------------------------------------------------------------

                                                                 CLASS B
                                ----------------------------------------
                                  SIX MONTHS                 PERIOD FROM
                                       ENDED                  JANUARY 2,
                                    JUNE 30,                  1996*** TO
                                        1997                DECEMBER 31,
                                 (UNAUDITED)                        1996
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       8.18   $                   10.02
                                      ------                      ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (2)             0.07                        0.34
  Net Realized and Unrealized
    Gain on Investments                 0.55                        0.65
                                      ------                      ------
    Total from Investment
      Operations                        0.62                        0.99
                                      ------                      ------
DISTRIBUTIONS
  Net Investment Income                (0.08)                      (0.46)
  Net Realized Gain                       --                       (2.37)
                                      ------                      ------
    Total Distributions                (0.08)                      (2.83)
                                      ------                      ------
NET ASSET VALUE, END OF PERIOD  $       8.72   $                    8.18
                                      ------                      ------
                                      ------                      ------
TOTAL RETURN                            7.70%                      10.24%
                                      ------                      ------
                                      ------                      ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $      1,246   $                   2,197
Ratio of Expenses to Average
  Net Assets (2)                        0.95%**                      0.95%**
Ratio of Net Investment Income
  to Average Net Assets (2)             3.74%**                      3.73%**
Portfolio Turnover Rate                    6%                         22%
Average Commission Rate Per
  Share                              $0.0439                     $0.0397
-----------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income               $0.05                       $0.07
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           2.01%**                      1.68%**
     Net Investment Income to
       Average Net Assets               2.67%**                      3.00%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                           CLASS A
                                --------------------------------------------------------------
                                                                                   PERIOD FROM
                                    SIX MONTHS                                     FEBRUARY 1,
                                         ENDED      YEAR ENDED DECEMBER 31,           1994* TO
                                 JUNE 30, 1997   -----------------------------    DECEMBER 31,
                                   (UNAUDITED)            1996            1995            1994
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         7.54   $        8.59   $        8.59   $       10.00
                                        ------          ------          ------   -------------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                   0.35            1.54            1.36            0.50
  Net Realized and Unrealized
    Gain (Loss) on Investments            0.95            2.79            0.91           (1.91)
                                        ------          ------          ------   -------------
    Total from Investment
      Operations                          1.30            4.33            2.27           (1.41)
                                        ------          ------          ------   -------------
DISTRIBUTIONS
  Net Investment Income                     --           (1.17)          (1.86)             --
  In Excess of Net Investment
    Income                                  --           (0.01)             --              --
  Net Realized Gain                         --           (4.20)          (0.41)             --
                                        ------          ------          ------   -------------
    Total Distributions                     --           (5.38)          (2.27)             --
                                        ------          ------          ------   -------------
NET ASSET VALUE, END OF PERIOD  $         8.84   $        7.54   $        8.59   $        8.59
                                        ------          ------          ------   -------------
                                        ------          ------          ------   -------------
TOTAL RETURN                             17.24%          50.52%          28.23%         (14.10)%
                                        ------          ------          ------   -------------
                                        ------          ------          ------   -------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $162,199        $152,142        $181,878        $144,949
Ratio of Expenses to Average
  Net Assets                              1.66%**          2.70%          1.75%           1.49%**
Ratio of Expenses to Average
  Net Assets (Excluding
  Dividend and Interest
  Expense)                                1.33%**          1.42%           N/A             N/A
Ratio of Net Investment Income
  to Average Net Assets                   8.39%**         11.66%         14.70%           9.97%**
Portfolio Turnover Rate                    241%            560%            406%            273%
----------------------------------------------------------------------------------------------

                                                       CLASS B
                                ------------------------------
                                                   PERIOD FROM
                                    SIX MONTHS      JANUARY 2,
                                         ENDED      1996*** TO
                                 JUNE 30, 1997    DECEMBER 31,
                                   (UNAUDITED)            1996
--------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         7.53   $        8.68
                                        ------          ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                   0.15            1.01
  Net Realized and Unrealized
    Gain on Investments                   1.14            3.20
                                        ------          ------
    Total from Investment
      Operations                          1.29            4.21
                                        ------          ------
DISTRIBUTIONS
  Net Investment Income                     --           (1.15)
  In Excess of Net Investment
    Income                                  --           (0.01)
  Net Realized Gain                         --           (4.20)
                                        ------          ------
    Total Distributions                     --           (5.36)
                                        ------          ------
NET ASSET VALUE, END OF PERIOD  $         8.82   $        7.53
                                        ------          ------
                                        ------          ------
TOTAL RETURN                             17.13%          48.52%
                                        ------          ------
                                        ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $        2,933   $       4,253
Ratio of Expenses to Average
  Net Assets                              2.06%**          2.81%**
Ratio of Expenses to Average
  Net Assets (Excluding
  Dividend and
  Interest Expense)                       1.58%**          1.65%**
Ratio of Net Investment Income
  to Average Net Assets                   8.37%**         11.09%**
Portfolio Turnover Rate                    241%            560%

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                ----------------------------------------------------------------------------------------
                                                                                                       TWO
                                  SIX MONTHS                                                        MONTHS          YEAR
                                       ENDED                                                         ENDED         ENDED
                                    JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER       OCTOBER
                                        1997     ---------------------------------------------         31,           31,
                                 (UNAUDITED)          1996        1995        1994        1993        1992          1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $10.58        $10.81       $9.82      $11.05      $10.93      $10.92        $10.55
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)             0.33          0.67        0.72        0.59        0.54        0.10          0.69
  Net Realized and Unrealized
    Gain (Loss) on Investments            --         (0.20)       1.06       (0.92)       0.41        0.01          0.39
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
    Total from Investment
      Operations                        0.33          0.47        1.78       (0.33)       0.95        0.11          1.08
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
DISTRIBUTIONS
  Net Investment Income                (0.27)        (0.70)      (0.79)      (0.53)      (0.56)      (0.10)        (0.69)
  In Excess of Net Investment
    Income                                --         (0.00)+        --          --       (0.01)         --            --
  Net Realized Gain                       --            --          --       (0.37)      (0.26)         --         (0.02)
  In Excess of Net Realized
    Gain                                  --            --          --       (0.00)+        --          --            --
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
    Total Distributions                (0.27)        (0.70)      (0.79)      (0.90)      (0.83)      (0.10)        (0.71)
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
NET ASSET VALUE, END OF PERIOD  $      10.64     $   10.58   $   10.81   $    9.82   $   11.05   $   10.93     $   10.92
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
TOTAL RETURN                            3.13%         4.61%      18.76%      (3.10)%      9.07%       1.02%        10.61%
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                       $133,959      $130,733    $165,527    $209,331    $240,668    $154,210      $146,546
Ratio of Expenses to Average
  Net Assets (1)                        0.45%**       0.45%       0.45%       0.45%       0.45%       0.45%**       0.45%
Ratio of Net Investment Income
  to Average Net Assets (1)             6.27%**       6.30%       6.85%       5.73%       4.97%       5.56%**       6.59%
Portfolio Turnover Rate                  109%          183%        172%        388%        240%         15%          105%
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income               $0.01         $0.02       $0.01       $0.01       $0.02       $0.01         $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.60%**       0.60%       0.59%       0.58%       0.60%       0.75%**       0.59%
     Net Investment Income to
       Average Net Assets               6.12%**       6.15%       6.71%       5.60%       4.82%       5.26%**       6.45%
------------------------------------------------------------------------------------------------------------------------

                                          CLASS B
                                ----------------------------
                                  SIX MONTHS     PERIOD FROM
                                       ENDED      JANUARY 2,
                                    JUNE 30,      1996*** TO
                                        1997    DECEMBER 31,
                                 (UNAUDITED)            1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      10.58   $       10.81
                                      ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.32            0.64
  Net Realized and Unrealized
    Gain (Loss) on Investments          0.01           (0.19)
                                      ------          ------
    Total from Investment
      Operations                        0.33            0.45
                                      ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.26)          (0.68)
                                      ------          ------
    Total Distributions                (0.26)          (0.68)
                                      ------          ------
NET ASSET VALUE, END OF PERIOD  $      10.65   $       10.58
                                      ------          ------
                                      ------          ------
TOTAL RETURN                            3.16%           4.35%
                                      ------          ------
                                      ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $      2,663   $       1,462
Ratio of Expenses to Average
  Net Assets (2)                        0.60%**          0.60%**
Ratio of Net Investment Income
  to Average Net Assets (2)             6.10%**          6.15%**
Portfolio Turnover Rate                  109%            183%
---------------
(2) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income               $0.01           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.74%**          0.74%**
     Net Investment Income to
       Average Net Assets               5.96%**          6.01%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                ----------------------------------------------------------------------------------------
                                                                                                       TWO
                                  SIX MONTHS                                                        MONTHS          YEAR
                                       ENDED                                                         ENDED         ENDED
                                    JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER       OCTOBER
                                      1997++     ---------------------------------------------         31,           31,
                                 (UNAUDITED)          1996        1995        1994        1993        1992          1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      11.30     $   11.22   $   10.29   $   11.68   $   11.26   $   11.41     $   10.61
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)             0.28          0.61        0.76        0.70        0.69        0.14          0.53
  Net Realized and Unrealized
    Gain (Loss) on Investments         (0.41)         0.08        1.15       (1.38)       0.90       (0.29)         0.55
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
    Total from Investment
      Operations                       (0.13)         0.69        1.91       (0.68)       1.59       (0.15)         1.08
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
DISTRIBUTIONS
  Net Investment Income                (0.16)        (0.61)      (0.98)      (0.40)      (0.79)         --         (0.27)
  In Excess of Net Investment
    Income                                --            --          --          --       (0.22)         --            --
  Net Realized Gain                       --            --          --       (0.31)      (0.16)         --         (0.01)
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
    Total Distributions                (0.16)        (0.61)      (0.98)      (0.71)      (1.17)         --         (0.28)
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
NET ASSET VALUE, END OF PERIOD  $      11.01     $   11.30   $   11.22   $   10.29   $   11.68   $   11.26     $   11.41
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
TOTAL RETURN                           (1.07)%        6.44%      19.32%      (6.08)%     15.34%      (1.31)%       10.29%
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
                                      ------     ---------   ---------   ---------   ---------   ---------     ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $85,760      $112,888    $102,852    $130,675    $172,468     $92,897       $94,847
Ratio of Expenses to Average
  Net Assets (1)                        0.50%**       0.50%       0.50%       0.50%       0.50%       0.50%**       0.50%
Ratio of Net Investment Income
  to Average Net Assets (1)             5.13%**       5.50%       6.79%       6.34%       5.99%       6.99%**       6.92%
Portfolio Turnover Rate                   73%          258%        207%        171%        108%          9%          144%
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income               $0.01         $0.02       $0.02       $0.02       $0.02       $0.01         $0.03
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.72%**       0.72%       0.71%       0.66%       0.70%       0.90%**       0.86%
     Net Investment Income to
       Average Net Assets               4.92%**       5.29%       6.58%       6.18%       5.79%       6.59%**       6.56%
------------------------------------------------------------------------------------------------------------------------

                                          CLASS B
                                ----------------------------
                                  SIX MONTHS     PERIOD FROM
                                       ENDED      JANUARY 2,
                                    JUNE 30,      1996*** TO
                                      1997++    DECEMBER 31,
                                 (UNAUDITED)            1996
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      11.29   $       11.23
                                      ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.27            0.48
  Net Realized and Unrealized
    Gain (Loss) on Investments         (0.40)           0.18
                                      ------          ------
    Total from Investment
      Operations                       (0.13)           0.66
                                      ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.16)          (0.60)
                                      ------          ------
    Total Distributions                (0.16)          (0.60)
                                      ------          ------
NET ASSET VALUE, END OF PERIOD  $      11.00   $       11.29
                                      ------          ------
                                      ------          ------
TOTAL RETURN                           (1.12)%          6.12%
                                      ------          ------
                                      ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $        405   $       1,559
Ratio of Expenses to Average
  Net Assets (2)                        0.65%**          0.65%**
Ratio of Net Investment Income
  to Average Net Assets (2)             4.94%**          5.28%**
Portfolio Turnover Rate                   73%            258%
---------------
(2) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income               $0.01           $0.02
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.86%**          0.86%**
     Net Investment Income to
       Average Net Assets               4.73%**          5.08%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the six months ended June 30, 1997 are based on average outstanding shares.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                -----------------------------------------------------------------------------------------------
                                                                                                        TWO
                                   SIX MONTHS                                                        MONTHS         PERIOD FROM
                                        ENDED                                                         ENDED       SEPTEMBER 28,
                                     JUNE 30,                YEAR ENDED DECEMBER 31,               DECEMBER               1992*
                                         1997     ---------------------------------------------         31,      TO OCTOBER 31,
                                  (UNAUDITED)          1996        1995        1994        1993        1992                1992
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       10.91     $   10.46   $    9.55   $   11.16   $    9.95   $    9.77     $         10.00
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)              0.49          1.03        1.14        0.97        0.90        0.14                0.08
  Net Realized and Unrealized
    Gain (Loss) on Investments           0.32          0.47        0.97       (1.40)       1.21        0.19               (0.31)
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
    Total from Investment
      Operations                         0.81          1.50        2.11       (0.43)       2.11        0.33               (0.23)
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
DISTRIBUTIONS
  Net Investment Income                 (0.39)        (1.05)      (1.20)      (0.97)      (0.90)      (0.15)                 --
  In Excess of Net Investment
    Income                                 --         (0.00)+        --          --          --          --                  --
  Net Realized Gain                        --            --          --       (0.21)         --          --                  --
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
    Total Distributions                 (0.39)        (1.05)      (1.20)      (1.18)      (0.90)      (0.15)                 --
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
NET ASSET VALUE, END OF PERIOD  $       11.33     $   10.91   $   10.46   $    9.55   $   11.16   $    9.95     $          9.77
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
TOTAL RETURN                             7.55%        15.01%      23.35%      (4.18)%     22.11%       3.41%              (2.30)%
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
                                       ------     ---------   ---------   ---------   ---------   ---------              ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $111,679       $95,663     $62,245     $97,223     $74,500     $20,194             $16,950
Ratio of Expenses to Average
  Net Assets (1)                         0.75%**       0.75%       0.75%       0.75%       0.75%       0.75%**             0.75%**
Ratio of Net Investment Income
  to Average Net Assets (1)              8.96%**       9.78%      11.09%       9.42%       8.70%       8.96%**             9.89%**
Portfolio Turnover Rate                    63%          117%         90%         74%        104%         24%                  9%
-----------------
(1) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income                $0.00+        $0.01       $0.01      $0.001       $0.02       $0.01               $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            0.78%**       0.82%       0.83%       0.76%       0.96%       1.62%**             1.23%**
     Net Investment Income to
       Average Net Assets                8.93%**       9.71%      11.01%       9.41%       8.49%       8.09%**             9.41%**
-------------------------------------------------------------------------------------------------------------------------------

                                                      CLASS B
                                -----------------------------
                                   SIX MONTHS     PERIOD FROM
                                        ENDED      JANUARY 2,
                                     JUNE 30,      1996*** TO
                                         1997    DECEMBER 31,
                                  (UNAUDITED)            1996
-------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                               $10.90   $       10.49
                                       ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)              0.48            0.98
  Net Realized and Unrealized
    Gain on Investments                  0.30            0.45
                                       ------          ------
    Total from Investment
      Operations                         0.78            1.43
                                       ------          ------
DISTRIBUTIONS
  Net Investment Income                 (0.37)          (1.02)
                                       ------          ------
    Total Distributions                 (0.37)          (1.02)
                                       ------          ------
NET ASSET VALUE, END OF PERIOD  $       11.31   $       10.90
                                       ------          ------
                                       ------          ------
TOTAL RETURN                             7.32%          14.37%
                                       ------          ------
                                       ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                   $       5,737   $       5,665
Ratio of Expenses to Average
  Net Assets (2)                         1.00%**          1.00%**
Ratio of Net Investment Income
  to Average Net Assets (2)              8.77%**          9.49%**
Portfolio Turnover Rate                    63%            117%
-----------------
(2) Effect of voluntary
    expense limitation during
    the period:
     Per share benefit to net
       investment income                $0.00+  $        0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            1.03%**          1.05%**
     Net Investment Income to
       Average Net Assets                8.74%**          9.44%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                       CLASS A
                                ------------------------------------------------------
                                                                           PERIOD FROM
                                                                           JANUARY 18,
                                SIX MONTHS ENDED         YEAR ENDED           1995* TO
                                   JUNE 30, 1997       DECEMBER 31,       DECEMBER 31,
                                     (UNAUDITED)               1996               1995
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $          10.25   $          10.37   $          10.00
                                          ------             ------             ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (1)                 0.23               0.49               0.44
  Net Realized and Unrealized
    Gain (Loss) on Investments              0.02              (0.12)              0.42
                                          ------             ------             ------
    Total from Investment
     Operations                             0.25               0.37               0.86
                                          ------             ------             ------
DISTRIBUTIONS
  Net Investment Income                    (0.19)             (0.49)             (0.45)
  In Excess of Net Investment
    Income                                    --                 --              (0.00)+
  Net Realized Gain                           --                 --              (0.04)
                                          ------             ------             ------
    Total Distributions                    (0.19)             (0.49)             (0.49)
                                          ------             ------             ------
NET ASSET VALUE, END OF PERIOD  $          10.31   $          10.25   $          10.37
                                          ------             ------             ------
                                          ------             ------             ------
TOTAL RETURN                                2.42%              3.67%              8.80%
                                          ------             ------             ------
                                          ------             ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                            $53,554            $40,227            $45,869
Ratio of Expenses to Average
  Net Assets (1)                            0.45%**             0.45%             0.45%**
Ratio of Net Investment Income
  to Average Net Assets (1)                 4.60%**             4.77%             4.61%**
Portfolio Turnover Rate                       13%                45%               180%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                    $0.01              $0.03              $0.03
   Ratios before expense
     limitation:
     Expenses to Average Net
      Assets                                0.68%**             0.73%             0.73%**
     Net Investment Income to
      Average Net Assets                    4.38%**             4.50%             4.33%**
--------------------------------------------------------------------------------------

                                                          CLASS B
                                ---------------------------------
                                                      PERIOD FROM
                                   PERIOD ENDED        JANUARY 2,
                                      MARCH 19,        1996*** TO
                                         1997++      DECEMBER 31,
                                    (UNAUDITED)              1996
-----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $         10.24   $         10.37
                                         ------            ------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income (2)                0.08              0.44
  Net Realized and Unrealized
    Loss on Investments                   (0.06)            (0.08)
                                         ------            ------
    Total from Investment
     Operations                            0.02              0.36
                                         ------            ------
DISTRIBUTIONS
  Net Investment Income                   (0.04)            (0.49)
                                         ------            ------
    Total Distributions                   (0.04)            (0.49)
                                         ------            ------
NET ASSET VALUE, END OF PERIOD  $         10.22   $         10.24
                                         ------            ------
                                         ------            ------
TOTAL RETURN                                N/A              3.55%
                                         ------            ------
                                         ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                                $0               $69
Ratio of Expenses to Average
  Net Assets (2)                           0.70%**            0.70%**
Ratio of Net Investment Income
  to Average Net Assets (2)                4.46%**            4.56%**
Portfolio Turnover Rate                     N/A                45%
-----------------
(2) Effect of voluntary expense limitation
    during the period:
     Per share benefit to net
      investment income                   $0.00+            $0.03
   Ratios before expense
     limitation:
     Expenses to Average Net
      Assets                               0.87%**            0.98%**
     Net Investment Income to
      Average Net Assets                   4.26%**            4.28%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
 ++ As of March 19, 1997, there are no outstanding Class B shares for the Municipal Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                  SIX MONTHS
                                       ENDED                                                          TWO MONTHS
                                    JUNE 30,                 YEAR ENDED DECEMBER 31,                       ENDED       YEAR ENDED
                                        1997     -----------------------------------------------    DECEMBER 31,      OCTOBER 31,
                                 (UNAUDITED)            1996        1995        1994        1993            1992             1992
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      1.000     $     1.000   $   1.000   $   1.000   $   1.000   $       1.000     $      1.000
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)            0.025           0.049       0.054       0.040       0.027           0.005            0.039
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
DISTRIBUTIONS
  Net Investment Income               (0.025)         (0.049)     (0.054)     (0.040)     (0.027)         (0.005)          (0.039)
  In Excess of Net Investment
    Income                                --              --          --          --       0.000+             --               --
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
    Total Distributions               (0.025)         (0.049)     (0.054)     (0.040)     (0.027)         (0.005)          (0.039)
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
NET ASSET VALUE, END OF PERIOD  $      1.000     $     1.000   $   1.000   $   1.000   $   1.000   $       1.000     $      1.000
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
TOTAL RETURN                            2.50%           5.03%       5.51%       3.84%       2.76%           0.50%            3.77%
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
                                ------------     -----------   ---------   ---------   ---------   -------------     ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                     $1,275,275      $1,284,633    $836,693    $690,503    $657,163        $599,172         $612,968
Ratio of Expenses to Average
  Net Assets (1)                        0.50%**         0.52%       0.51%       0.49%       0.53%           0.55%**          0.52%
Ratio of Net Investment Income
  to Average Net Assets (1)             5.04%**         4.92%       5.37%       3.77%       2.71%           3.11%**          3.74%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                 N/A             N/A         N/A         N/A      $0.000+         $0.000+             N/A
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            N/A             N/A         N/A         N/A        0.54%           0.59%**           N/A
     Net Investment Income to
       Average Net Assets                N/A             N/A         N/A         N/A        2.70%           3.07%**           N/A

--------------------------------------------------------------------------------

**   Annualized
+    Amount is less than $0.001 per share.

--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                  SIX MONTHS
                                       ENDED                                                        TWO MONTHS
                                    JUNE 30,                YEAR ENDED DECEMBER 31,                      ENDED       YEAR ENDED
                                        1997     ---------------------------------------------    DECEMBER 31,      OCTOBER 31,
                                 (UNAUDITED)          1996        1995        1994        1993            1992             1992
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $      1.000     $   1.000   $   1.000   $   1.000   $   1.000   $       1.000     $      1.000
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)            0.020         0.030       0.034       0.020       0.019           0.004            0.026
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
DISTRIBUTIONS
  Net Investment Income               (0.020)       (0.030)     (0.034)     (0.020)     (0.019)         (0.004)          (0.026)
  In Excess of Net Investment
    Income                                --            --          --          --      (0.000)+            --               --
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
    Total Distributions               (0.020)       (0.030)     (0.034)     (0.020)     (0.019)         (0.004)          (0.026)
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
NET ASSET VALUE, END OF PERIOD  $      1.000     $   1.000   $   1.000   $   1.000   $   1.000   $       1.000     $      1.000
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
TOTAL RETURN                            1.52%         3.02%       3.44%       2.44%       1.91%           0.37%            2.74%
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
                                ------------     ---------   ---------   ---------   ---------   -------------     ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                       $711,656      $721,410    $451,519    $359,444    $266,524        $208,866         $206,691
Ratio of Expenses to Average
  Net Assets (1)                        0.52%**       0.53%       0.52%       0.51%       0.54%           0.57%**          0.55%
Ratio of Net Investment Income
  to Average Net Assets (1)             3.06%**       2.98%       3.38%       2.42%       1.89%           2.31%**          2.66%
-----------------
(1) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                 N/A           N/A         N/A         N/A      $0.000+         $0.000+             N/A
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            N/A           N/A         N/A         N/A        0.56%           0.67%**           N/A
     Net Investment Income to
       Average Net Assets                N/A           N/A         N/A         N/A        1.87%           2.21%**           N/A

--------------------------------------------------------------------------------

**   Annualized
+    Amount is less than $0.001 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1997, the Fund was comprised of 26 separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). Each Portfolio (with the exception of the International Small Cap, Money Market and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. The Equity Plus Portfolio commenced operations on July 31, 1997. Please refer to the manager's reports included elsewhere in this report for a description of each Portfolio's investment objectives.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Emerging Markets Debt Portfolio may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio receives cash from the sale of securities and agrees to repurchase the securities at a mutually agreed upon date and price. Reverse repurchase agreements involve market risk that the value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. The Portfolio is also subject to credit risk equal to the amount by which the value of securities

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
subject to repurchase exceeds the Portfolio's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statements of Net Assets.

At June 30, 1997, the Emerging Markets Debt Portfolio had reverse repurchase agreements outstanding as follows:

                                                MATURITY IN
                                                  30 TO 90
                                                    DAYS
                                                ------------
Value of securities subject to repurchase.....   $7,755,453
                                                ------------
Liability for Reverse Repurchase Agreement....    7,054,000
Weighted Average Interest Rate................       5.625%
                                                ------------

For the Emerging Markets Debt Portfolio, the average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1997 was approximately $5,964,000, at a weighted average interest rate of 5.668%.

5. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets at June 30, 1997, the Portfolios value the foreign shares at the closing exchange price of the local shares. Such securities are reflected as fair valued in the Statements of Net Assets.

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. SHORT SALES: The Aggressive Equity, Technology and Emerging Markets Debt Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on their portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11. SECURITY LENDING: Certain Portfolios may lend investment securities to certain qualified institutional investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in U.S. Government securities or interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1997 are as follows:

                                  VALUE OF LOANED   VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                              (000)          (000)
--------------------------------  ---------------  -----------
Active Country Allocation.......     $  39,355      $  41,808
Asian Equity....................        34,808         37,586
International Equity............       444,685        472,104

Morgan Stanley Trust Company, an affiliate of the investment adviser, administers the security lending program and has earned fees for its services in the amount of approximately $253,000 during the six months ended June 30, 1997.

12. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.
The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and forward foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one percent is charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital. During the six months ended June 30, 1997, such transaction fees totaled approximately $285,000.

B. ADVISER: Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSAM has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        MAXIMUM
                                                     EXPENSE RATIO
                                               --------------------------
PORTFOLIO                        ADVISORY FEE    CLASS A       CLASS B
-------------------------------  ------------  ------------  ------------
Active Country Allocation......         .65%          .80%         1.05%
Asian Equity...................         .80          1.00          1.25
Emerging Markets...............        1.25          1.75          2.00
European Equity................         .80          1.00          1.25
Global Equity..................         .80          1.00          1.25
Gold...........................        1.00          1.25          1.50
International Equity...........         .80          1.00          1.25
International Magnum...........         .80          1.00          1.25
International Small Cap........         .95          1.15           N/A
Japanese Equity................         .80          1.00          1.25
Latin American.................        1.10          1.70          1.95
Aggressive Equity..............         .80          1.00          1.25
Emerging Growth................        1.00          1.25          1.50
Equity Growth..................         .60           .80          1.05
Small Cap Value Equity.........         .85          1.00          1.25
Technology.....................        1.00          1.25          1.50
U.S. Real Estate...............         .80          1.00          1.25
Value Equity...................         .50           .70           .95
Balanced.......................         .50           .70           .95
Emerging Markets Debt..........        1.00          1.75          2.00
Fixed Income...................         .35           .45           .60
Global Fixed Income............         .40           .50           .65
High Yield.....................         .50           .75          1.00
Municipal Bond.................         .35           .45           .70
Money Markets..................         .30           .55           N/A
Municipal Money Market.........         .30           .57           N/A

Sun Valley Gold Company is the sub-adviser ("Sub-Adviser") of the Gold Portfolio. The Sub-Adviser is entitled to receive an annual sub-advisory fee in an amount equal to 0.40% of the average daily net assets of the Gold Portfolio. The Sub-Adviser has agreed to a proportionate reduction in its fees if the Adviser is required to waive its fees or to reimburse the Gold Portfolio.

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
The Chase Manhattan Bank ("Chase"), through its affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. For such services, MSAM pays Chase a portion of the fee MSAM receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., and an affiliate of MSAM, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each Portfolio, except the International Small Cap, Money Market and Municipal Money Market Portfolios, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

For the six months ended June 30, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1997:

                                    MSTC             CUSTODY
                                CUSTODY FEES     FEES PAYABLE TO
                                  INCURRED            MSTC
                                    (000)             (000)
                               ---------------  -----------------
Active Country Allocation....     $     104         $      41
Asian Equity.................           243               105
Emerging Markets.............         1,960             1,089
European Equity..............            65                33
Global Equity................            20                 8
Gold.........................             5                 1
International Equity.........           377               155
International Magnum.........            77                36
International Small Cap......            62                30
Japanese Equity..............            17                 9
Latin American...............            99                48
Emerging Markets Debt........            60                82
Global Fixed Income..........            16                 9

In addition, for the six months ended June 30, 1997, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                              INTEREST INCOME     INTEREST EXPENSE
                                   (000)                (000)
                            -------------------  -------------------
Active Country............       $       1            $       1
Asian Equity..............               6                    9
Emerging Markets..........               7                   15
European Equity...........               1                    2
Global Equity.............              --                    1
International Equity......              --                   12
International Small Cap...               0                    2
Japanese Equity...........              --                    1
Latin American............              --                    2
Emerging Markets Debt.....              20                   31
Global Fixed Income.......               1                   --

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

F. PURCHASES AND SALES: During the six months ended June 30, 1997, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                      PURCHASES    SALES
PORTFOLIO                               (000)      (000)
------------------------------------  ---------  ---------
Active Country Allocation...........  $  55,467  $ 102,669
Asian Equity........................    164,330    217,209
Emerging Markets....................    729,016    613,359
European Equity.....................     82,570     29,934
Global Equity.......................     16,925     11,908
Gold................................     11,508      3,020
International Equity................    559,665    365,675
International Magnum................     71,647     19,164
International Small Cap.............     44,285     35,698
Japanese Equity.....................     43,004     42,396
Latin American......................     89,420     64,027
Aggressive Equity...................    201,112    146,802
Emerging Growth.....................     65,100     70,861
Equity Growth.......................    482,815    376,150
Small Cap Value Equity..............     28,681     27,443
Technology..........................     37,345     27,606
U.S. Real Estate....................    216,271    160,018
Value Equity........................     13,989     35,454
Balanced............................        445      1,674
Emerging Markets Debt...............    405,816    440,501
Fixed Income........................     32,591     64,118
Global Fixed Income.................     40,280     55,339
High Yield..........................     66,326     65,175
Municipal Bond......................     19,805      5,684

Purchases and sales during the six months ended June 30, 1997 of long-term U.S. Government securities occurred in the Balanced, Fixed Income and Global Fixed Income Portfolios only and totaled:

                                         PURCHASES     SALES
PORTFOLIO                                  (000)       (000)
--------------------------------------  -----------  ---------
Balanced..............................   $      --   $     293
Fixed Income..........................      99,671      73,670
Global Fixed Income...................      22,741      26,806

During the six months ended June 30, 1997, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately:

                                                    BROKERAGE
                                                   COMMISSION
PORTFOLIO                                             (000)
-----------------------------------------------  ---------------
Asian Equity...................................     $      92
Emerging Markets...............................           170
Global Equity..................................             3
International Equity...........................             1
International Magnum...........................             3
Japanese Equity................................            34
Latin American.................................            26

In addition, during the six months ended June 30, 1997, the Equity Growth and U.S. Real Estate Portfolios paid approximately $2,000 and $5,000, respectively, of brokerage commissions to Dean Witter Reynolds, Inc., an affiliated broker/dealer.

G. OTHER: At June 30, 1997, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                             NET APPREC.
                              COST      APPREC.    DEPREC.    (DEPREC.)
PORTFOLIO                     (000)      (000)      (000)       (000)
--------------------------  ---------  ---------  ---------  -----------
Active Country
 Allocation...............  $ 128,748  $  20,576  $  (6,860)  $  13,716
Asian Equity..............    297,193     57,990    (27,312)     30,678
Emerging Markets..........  1,516,437    439,250   (159,254)    279,996
European Equity...........    195,259     50,618     (2,235)     48,383
Global Equity.............     72,807     29,258     (3,264)     25,994
Gold......................     36,641        354    (11,617)    (11,263)
International Equity......  2,000,541    712,174    (36,172)    676,002
International Magnum......    154,360     23,001     (3,029)     19,972
International Small Cap...    235,162     44,504    (21,327)     23,177
Japanese Equity...........    157,897     21,911     (8,237)     13,674
Latin American............     64,274     13,719       (676)     13,043
Aggressive Equity.........    139,433     14,225     (1,904)     12,321
Emerging Growth...........     51,583      9,480       (507)      8,973
Equity Growth.............    453,375     64,247     (4,369)     59,878
Small Cap Value Equity....     28,814      3,573       (560)      3,013
Technology................     15,538      1,715        (94)      1,621
U.S. Real Estate..........    258,562     34,179       (516)     33,663
Value Equity..............     77,236     22,009     (1,314)     20,695
Balanced..................      5,867        830        (47)        783
Emerging Markets Debt.....    176,968      8,328       (578)      7,750
Fixed Income..............    131,354      1,033       (531)        502
Global Fixed Income.......     84,008        692     (1,625)       (933)
High Yield................    112,532      4,961       (488)      4,473
Municipal Bond............     51,380      1,195        (42)      1,153
Money Markets.............  1,271,845         --         --          --
Municipal Money Market....    712,459         --         --          --

During the six months ended June 30, 1997, the Emerging Markets Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income of approximately $217,000.

At June 30, 1997, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                          EXPIRATION DATE
                                            DECEMBER 31,
                                               (000)
                            --------------------------------------------
PORTFOLIO                      2001        2002       2003       2004       TOTAL
--------------------------     -----     ---------  ---------  ---------  ---------
Emerging Markets..........   $      --   $      --  $  11,112  $      --  $  11,112
Japanese Equity...........          --          --      1,668         --      1,668
Technology................          --          --         --          4          4
Fixed Income..............          --       5,532         --         --      5,532
Global Fixed Income.......          --       2,720      1,780         --      4,500
High Yield................          --          --      3,604         --      3,604
Municipal Bond............          --          --         --          6          6
Money Market..............          --          13         --        469        482
Municipal Money Market....           1           7          1         23         32

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

During the year ended December 31, 1996, the Japanese Equity, Latin American, Fixed Income, Global Fixed Income and High Yield Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $998,000, $224,000, $2,759,000, $2,572,00, and $1,435,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the six months ended June 30, 1997, the following Portfolio wrote covered call options as follows:

COVERED CALL OPTIONS:

                                       FACE AMOUNT     PREMIUM
EMERGING MARKETS DEBT PORTFOLIO           (000)         (000)
------------------------------------  -------------  -----------
Options outstanding at December 31,
 1996...............................    $      --     $      --
Options written during the period...       45,414         1,037
Options closed during the period....      (38,314)         (909)
Options exercised during the
 period.............................       (7,100)         (128)
                                      -------------  -----------
Options outstanding at June 30,
 1997...............................           --            --
                                      -------------  -----------
                                      -------------  -----------

At June 30, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Assets and liabilities, including Portfolio securities and foreign currency holdings were translated at the following exchange rates as of June 30, 1997:

Argentine Peso.......................       0.99985      =          $1.00
Australian Dollar....................       1.32406      =          $1.00
Austrian Schilling...................      12.26350      =          $1.00
Belgian Franc........................      35.95000      =          $1.00
Brazilian Real.......................       1.07660      =          $1.00
British Pound........................       1.65126      =          $1.00
Canadian Dollar......................       1.38075      =          $1.00
Colombian Peso.......................    1091.00000      =          $1.00
Danish Krone.........................       6.63690      =          $1.00
French Franc.........................       5.87470      =          $1.00
German Mark..........................       1.74335      =          $1.00
Hong Kong Dollar.....................       7.74730      =          $1.00
Hungarian Forint.....................     187.23500      =          $1.00
Indian Rupee.........................      35.80000      =          $1.00
Indonesian Rupiah....................    2432.00000      =          $1.00
Irish Punt...........................       0.66050      =          $1.00
Italian Lira.........................    1699.70000      =          $1.00
Japanese Yen.........................     114.56500      =          $1.00
Malaysian Ringgit....................       2.52400      =          $1.00
Mexican Peso.........................       7.93200      =          $1.00
Netherlands Guilder..................       1.96130      =          $1.00
New Zealand Dollar...................       1.47221      =          $1.00
Norwegian Krone......................       7.32710      =          $1.00
Pakistani Rupee......................      40.41950      =          $1.00
Peruvian New Sol.....................       2.65200      =          $1.00
Philippines Peso.....................      26.37600      =          $1.00
Polish Zloty.........................       3.28650      =          $1.00
Singapore Dollar.....................       1.42970      =          $1.00
South African Rand...................       4.53700      =          $1.00
South Korean Won.....................     888.00000      =          $1.00
Spanish Peseta.......................     147.25000      =          $1.00
Sri Lankan Rupee.....................      58.49000      =          $1.00
Swedish Krona........................       7.73330      =          $1.00
Swiss Franc..........................       1.46000      =          $1.00
Taiwan Dollar........................      27.80000      =          $1.00
Thai Baht............................      25.90500      =          $1.00
Turkish Lira.........................  148525.00000      =          $1.00
Venezuelan Bolivar...................     486.80500      =          $1.00

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

H. SUPPLEMENTAL PROXY INFORMATION:

On May 1, 1997, a special meeting of the stockholders of Morgan Stanley Institutional Fund, Inc. (the "Fund") was held for the purpose of voting on the following matter:

1. Approval of the investment advisory agreement by and between the Fund and Morgan Stanley Asset Management Inc.

                                                                                                              TOTAL SHARES
PORTFOLIO                                                         VOTED FOR    VOTED AGAINST  ABSTENTIONS         VOTED
--------------------------------------------------------------  -------------  -------------  ------------  -----------------
Active Country Allocation.....................................      8,890,283            --             --        8,890,283
Asian Equity..................................................     10,258,100        76,438        268,592       10,603,130
European Equity...............................................      6,589,595        86,350        222,853        6,898,798
Gold..........................................................      1,973,015        41,909         14,384        2,029,308
Japanese Equity...............................................     10,300,071       132,932        364,978       10,797,981
Latin American................................................      2,261,411         8,179         60,493        2,330,083
Aggressive Equity.............................................      4,051,445            --         37,431        4,088,876
Emerging Growth...............................................      3,837,840            --          1,646        3,839,486
Equity Growth.................................................     18,912,633       149,402         95,439       19,157,474
Small Cap Value Equity........................................      1,450,173        22,891         10,081        1,483,145
Technology....................................................        274,583            --             --          274,583
U.S. Real Estate..............................................      9,036,110        10,829         44,071        9,091,010
Fixed Income..................................................      6,372,373            --             --        6,372,373
Global Fixed Income...........................................      5,673,179            --         67,289        5,740,468
High Yield....................................................      5,897,556         9,337         19,448        5,926,341
Municipal Bond................................................      2,389,370            --         20,650        2,410,020
Money Market..................................................    610,734,143    11,211,336     20,496,210      642,441,689
Municipal Money Market........................................    355,324,086     2,168,594     10,663,082      368,155,762

--------------------------------------------------------------------------------

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley
 Asset Management Inc. and Morgan Stanley Asset
 Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director, Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally

Samuel T. Reeves
Chairman of the Board and CEO, Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer, LumeLite Corporation

Frederick O. Robertshaw
Of Counsel, Bryan, Cave

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co., Incorporated
1251 Avenue of the Americas
New York, New York 10020

CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

James W. Grisham
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786.

--------------------------------------------------------------------------------
                                      192